Exhibit 10.16

ASSIGNMENT AND ASSUMPTION OF LEASES

This Assignment and Assumption of Leases (“Assignment”) is made as of March 30, 2001 by and between YALE UNIVERSITY, a corporation specially chartered by the General Assembly of the Colony and the State of Connecticut (“Assignor”), ACHILLION PHARMACEUTICALS, INC., a Delaware corporation (“Assignee”), CONNECTICUT INNOVATIONS, INCORPORATED, a Connecticut corporation (“Guarantor”), and WE GEORGE STREET, L.L.C., a Delaware limited liability company (“Landlord”).

RECITALS

This Assignment is made with regard to the following facts:

A. Assignor is the tenant under those three (3) leases dated as of March 30, 2001 (individually, a “Lease”, and collectively, the “Leases”), between Landlord, as landlord, and Assignor, as tenant, for space known as Suites 802, 803 and 804 (individually, a “Suite” and collectively, the “Premises”), located on the eighth floor of the building located at 300 George Street, New Haven, Connecticut. A copy of the Lease for Suite 802 is attached hereto as Exhibit A. A copy of the Lease for Suite 803 is attached hereto as Exhibit B. A copy of the Lease for Suite 804 is attached hereto as Exhibit C. All terms spelled with initial capital letters in this Assignment that are not expressly defined in this Assignment will have the respective meanings given such terms in the Leases.

B. Assignor desires to assign its right, title, and interest in, to, and under the Leases and the Premises to Assignee, and Assignee desires to accept that assignment on, and subject to, all of the terms and conditions in this Assignment.

C. Guarantor is willing to guarantee the performance of certain obligations of Assignee under this Assignment as more particularly set forth herein.

D. Landlord is willing to consent to Assignor’s assignment of its right, title, and interest in, to and under the Leases, and Assignee’s acceptance of such assignment, on and subject to all of the terms and conditions in this Assignment.

NOW THEREFORE, in consideration of the mutual covenants contained in this Assignment, and for valuable consideration, the receipt and sufficiency of which are acknowledged by the parties, the parties agree as follows:

1. Assignment and Assumption. Assignor hereby agrees to irrevocably and absolutely assign to Assignee all of its right, title and interest in, to, and under the Leases and the Premises, effective on July 1, 2006 (“Effective Date”). Assignee hereby agrees to irrevocably and absolutely accept this assignment, and to irrevocably and absolutely assume all of Assignor’s obligations under the Leases to be performed from and after the Effective Date, and to be bound by all of the provisions of the Leases and to perform all of the obligations of the tenant under the Leases as a direct obligation to Landlord from and after the Effective Date, except as to those obligations Assignee agrees to assume on an Early Possession Date as set forth in Section 2 below. Prior to any assumption of Assignee becoming effective, whether on an Early Possession Date or the Effective Date, (a) Assignee or Guarantor, as the case may be, shall pay the applicable Excess Cost Reimbursements (defined below) to Assignor and the Security Deposit to Landlord, and (b) Assignor and Landlord shall deliver to Assignee and Guarantor an estoppel certificate confirming that, to such parties’ knowledge, there are no defaults by either party existing and Assignor has paid all amounts due under the Leases as of such date (or stating those defaults known by such parties to exist).

2. Options for Early Possession.

2.1 Assignee shall have the right, at its sole option, to take possession of Suite 803 on any designated date between July 1, 2002 and June 30, 2003 (“First Early Possession Date”), provided Assignee delivers to Assignor, Landlord and Guarantor written notice of the exercise of such option designating such date no later than six months prior to the designated date.

2.2 If Assignee does not exercise its option on the First Early Possession Date, Assignee shall have the right, at its sole option, to take possession of Suite 802 and/or Suite 803 on July 1, 2003 (“Second Early Possession Date”), provided Assignee delivers to Assignor, Landlord and Guarantor written notice of the exercise of such option no later than May 1, 2003.

2.3 Assignee shall have the right, at its sole option, to take possession of the entire Premises, or any one or more of the Suites covered by the Leases, on January 1, 2005 (“Third Early Possession Date”), provided Assignee delivers to Assignor, Landlord and Guarantor written notice of the exercise of such option no later than November 1, 2004. The notice as to the Third Early Possession Date shall state which Suite or Suites Assignee will take possession of as of the Third Early Possession Date.

2.4 Upon giving notice from time to time of the exercise of any one or more of the options described in this Section 2, Assignee shall be obligated, as of the applicable Early Possession Date, to assume all obligations to be performed by Assignor under each Lease covering each Suite designated in the notice, including without limitation the payment of the Security Deposit, prorated Rent, Additional Rent, Expenses and Taxes applicable to each designated Suite and the performance of all non-monetary obligations related to each designated Suite, from and after the applicable Early Possession Date. Within five (5) business days after giving Assignor notice of exercise of any of the options described in Section 2.1, 2.2 or 2.3, Assignee shall deposit into escrow (“Escrowed Deposit”) at the Hartford, Connecticut office of First American Title Insurance Company (“Escrow Holder”) cash in an amount equal to twenty-five percent (25%) of the amount of the Excess Cost Reimbursement Assignee will be obligated to pay Assignor pursuant to Section 3, below, to take such early possession of the Suite which is the subject of the option being exercised. Prior to Assignee taking possession of such Suite on the scheduled Early Possession Date, Assignee shall pay to Assignor the full amount of the Excess Cost Reimbursement for that Suite, of which the Escrowed Deposit may be a part. Upon payment to Assignor of the full Excess Cost Reimbursement for the subject Suite, any balance of the Escrowed Deposit shall be released to Assignee. If, in breach of its obligations under this Assignment, Assignee fails or refuses to pay to Assignor the full Excess Cost Reimbursement for the subject Suite when due, Assignor shall have the right, at its option and upon written notice to Assignee, Landlord and Guarantor, (a) to void the exercise of the Early Possession option in

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question, (b) to unilaterally obtain from Escrow Holder release of the Escrowed Deposit and to retain such funds as liquidated damages for Assignee’s breach, and (c) to retain all rights and obligations of Tenant under the Lease for the subject Suite. If Assignee’s failure or refusal to pay to Assignor the full Excess Cost Reimbursement is justified under Section 2.5 of this Assignment, Assignee shall be entitled to the release and return of the Escrowed Deposit.

2.5 Assignee shall not have an obligation to take possession of a Suite, assume any Lease or to make any Excess Cost Reimbursement payment to Assignor on the Early Possession Date for that Suite or on the Effective Date, as the case may be, if on such date (a) Assignor is in default as Tenant under the Lease for that Suite unless and until such default is cured within any applicable notice and cure periods, or (b) the Suite has suffered damage or the Landlord is in default under the Lease, and (i) such damage or Landlord default has rendered the Suite to be unusable by Assignee for its intended purpose, namely, as biotech research laboratories and related administrative offices, and (ii) neither Assignor nor Landlord, at its own expense, has cured such Landlord default or repaired such damage within thirty (30) days after the Early Possession Date or the Effective Date, as the case may be.

2.6 As to any Suite Assignee does not elect to take possession of on an Early Possession Date, Assignee shall be obligated, subject to Section 2.5, to take possession of such Suite as of the Effective Date, and shall assume all remaining obligations of Assignor to be performed under all of the Leases from and after the Effective Date.

3. Consideration for Assignment.

3.1 Project Cost Reimbursements. Assignee agrees to pay to Assignor, on each Early Possession Date as to each Suite Assignee elects to take on such Early Possession Date, and/or on the Effective Date, as to any then remaining Suites, an amount equal to the then unamortized portion of the $3,600,000 cost (“Excess Cost”) of the initial alterations to be performed by Assignor to the Premises pursuant to the Tenant Improvement Plans referred to in the Work Letter attached to the Leases as Exhibit C, which Tenant Improvement Plans have been approved by Assignee and Guarantor for the Premises (“Excess Cost Reimbursements”). The consent of Assignee and Guarantor shall be required for any changes to the Tenant Improvement Plans which result in (a) change orders exceeding Fifteen Thousand Dollars ($15,000.00) individually or Two Hundred Thousand Dollars ($200,000.00) collectively, or (b) changes to finishes or the location of partitions, provided such consent shall not be unreasonably denied, delayed or conditioned. If Assignor gives Assignee and Guarantor written notice of a proposed change order and request for consent, and does not receive from Assignee or Guarantor written consent or a written explanation for denial of consent within three (3) business days after receipt of such notice, Assignee or Guarantor, as the case may be, shall be deemed to have consented to the change order. Notwithstanding the foregoing sentence, Assignor shall be solely responsible for obtaining any such consent from Assignee and Guarantor, and any delay or failure in obtaining such consent shall not excuse Assignor from its obligations under the Work Letter to respond to Landlord, and accordingly any resultant delay by Assignor may constitute a Tenant Delay. Assignor and Assignee agree that attached hereto as Exhibit D is an amortization schedule which reflects the amortization of the Excess Cost that will be the basis for determining the Excess Cost Reimbursements due under this Section 3. Upon completion of the Initial

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Alterations, Assignor shall provide to Assignee and Guarantor such invoices, payment receipts and such other documentation as Assignee or Guarantor reasonably may request following completion of the Initial Alterations to confirm the actual Excess Cost. If the Project Cost is less than $3,600,000, the amortization schedule in Exhibit D shall be recalculated using the actual Excess Cost to determine the Excess Cost Reimbursement payable by Assignor on the applicable dates. Assignor shall give written notice to Assignee and Guarantor that the Initial Alterations have been substantially completed and shall deliver to Assignee and Guarantor an architect’s certificate certifying that the Initial Alterations were constructed in substantial conformity with the Tenant Improvement Plans.

3.2 Payment of Security Deposit. Prior to taking possession of each Suite from Assignor, Assignee must deliver to Landlord the amount of the Security Deposit required under Section 6 of the Lease for that Suite.

3.3 Assignment to Guarantor. If, as a result of a default by Assignee under this Assignment, Guarantor pays the Excess Cost Reimbursement to Assignor and the Security Deposit to Landlord which are due under a Lease, then, at Guarantor’s option, Assignor shall assign the Lease to Guarantor and Guarantor shall assume that Lease with all the rights and obligations of Assignee under this Assignment, or Guarantor may exercise its rights under that certain Lessor’s Consent and Agreement dated on or about the date hereof among Landlord, Guarantor and Assignee (“Lessor’s Consent and Agreement”), but in either case Assignor shall be released from liability under the Lease as provided in Section 8. Notwithstanding the foregoing, Assignor shall have the option, exercisable at its sole discretion under Section 12(f) of the Lease, to waive such payment obligations of Guarantor and remain in possession of the Suite covered by the Lease, with all the rights and obligations of Tenant under such Lease.

4. Condition of Premises. Each Suite in the Premises will be delivered by Assignor to Assignee with all Initial Alterations completed and in good repair and working condition, reasonable wear and tear excepted. All furnishings, equipment and other personal property in any Suite identified or described in Exhibit J to the Lease for that Suite (the “Personal Property”) at the time the Suite is to be surrendered to Assignee under this Assignment shall remain the property of Assignor, subject to any rights Landlord may have in the Personal Property as provided in the Leases, and shall be removed from the Suite by Assignor prior to the date Assignor is obligated to deliver possession of that Suite to Assignee, unless Assignor and Assignee agree otherwise in writing. All other furnishings, fixtures and equipment in the Suite, including without limitation casework, shelving and other built-in items, shall be the property of Landlord and shall remain in the Suite when possession is surrendered to Assignee for Assignee’s use subject to the terms of the Lease for that Suite.

5. No Further Modifications Without Consent. So long as this Assignment is in effect, Assignor and Landlord shall not modify or amend the Leases without the prior written consent of Assignee and Guarantor, which consent will not be unreasonably denied, delayed or conditioned.

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6. Indemnification.

6.1 Assignee Indemnity. As to each Suite, Assignee shall protect, defend, indemnify and hold Assignor, its directors, officers, employees and agents harmless from all costs, expenses, claims, causes of action and damages (including, without limitation, reasonable attorney fees and costs), related to such Suite which arise in connection with the Leases (as the same may be amended from time to time after the date of this Assignment) from and after the date on which Assignee is obligated to perform obligations of tenant under the Leases with respect to that Suite.

6.2 Assignor Indemnity. As to each Suite, Assignor shall protect, defend, indemnify and hold Assignee, its directors, officers, employees and agents harmless from all costs, expenses, claims, causes of action and damages (including, without limitation, reasonable attorney fees and costs), related to that Suite which arise in connection with the Leases (as the same may be amended from time to time after the date of this Assignment) prior to the date on which Assignee is obligated to perform obligations of tenant under the Leases with respect to that Suite.

7. Guaranty. Guarantor hereby guarantees as follows (the “Guaranty”):

7.1 Unconditional Guaranty. Guarantor, for itself and its successors and assigns, hereby unconditionally guarantees to Assignor the payment after the Effective Date of all amounts of Excess Cost Reimbursements due Assignor from Assignee as provided in Section 3 up to a maximum amount of One Million Six Hundred Thirty Thousand Dollars ($1,630,000) (“Maximum Guaranteed Amount”). The Maximum Guaranteed Amount will be reduced by the amount of Excess Cost Reimbursement, if any, paid by Assignee to Assignor at any time, including without limitation the amount of Excess Cost Reimbursement paid by Assignee in connection with Assignee’s exercise of any option to take possession of a Suite on an Early Possession Date.

7.2. Cure of Assignee Default. In the event Assignee fails to make prompt payment when due of any of the Excess Cost Reimbursements required to be paid on the Effective Date, Guarantor will pay to Assignor the unpaid amount within thirty (30) days after receipt of written notice from Assignor of default by Assignee in payment of the amount, due up to the Maximum Guaranteed Amount, as reduced from time to time pursuant to Section 7.1. Assignor agrees to give Guarantor immediate notice of any default by Assignee under this Assignment if such default is known by Assignor, including Assignee’s failure to pay Excess Cost Reimbursements as and when due.

7.3. Termination of Guaranty. Notwithstanding anything contained herein to the contrary, this Guaranty shall terminate upon the earlier of (a) sixty (60) days after the Effective Date if Assignor has not given Guarantor written notice of Assignee’s default as provided in Section 7.2, (b) Assignor’s receipt of payment of the full amount of the Excess Cost Reimbursements required under the Leases, or (c) Guarantor’s payment to Assignor of the full amount of the Maximum Guaranteed Amount, as it may be reduced in accordance with Section 7.1.

7.4. Scope of Guarantor’s Liability. This Guaranty is given by Guarantor and accepted by Assignor under the express condition that the obligations of Guarantor hereunder

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shall never be greater than they would have been under the Assignment as of the date hereof. Guarantor shall not be bound by any modification or amendment of this Assignment or the Leases unless Guarantor agrees in writing to such modification or amendment.

7.5. Waiver of Notices/Remedies Against Assignee. Assignor may waive the performance or observance by Assignee of any of the terms, covenants or conditions of the Assignment, or compromise, settle or extend the time of payment of any amount due from Assignee or the time of performance of any obligation of Assignee, provided Guarantor consents to any such waiver, comprise, settlement or extension of time.

7.6 Guaranty Irrevocable. Subject to compliance by Assignor with the provisions of this Guaranty, the liability of Guarantor is direct, immediate and irrevocable. Assignor shall not be required to pursue any remedies it may have against Assignee or against any security deposit or other collateral as a condition to enforcement of this Guaranty (beyond the giving of notices as required by this Assignment and the expiration of any grace period provided herein).

7.7 Termination of Guarantor’s Liability/Bankruptcy Proceeding. Except in the case of a Bankruptcy Proceeding (as hereinafter defined), a release of Assignee from the performance of its obligations under this Assignment, whether as a primary obligor or as an assignor-guarantor in its own right, shall likewise operate to release Guarantor hereunder. However, in the event of a release or discharge of Assignee under a Bankruptcy Proceeding, then the obligations of Guarantor hereunder shall nevertheless continue until the termination of this Guaranty as provided in Section 7.1, provided such obligations shall not be greater in extent than those that would have existed if a Bankruptcy Proceeding had not been commenced. The term “Bankruptcy Proceeding” means the institution by or against Assignee of bankruptcy, reorganization, receivership or insolvency proceedings of any nature pursuant to Federal, State or local law.

8. Landlord Consent and Release. Landlord hereby consents to the assignment and assumption of the Leases on the terms set forth in this Assignment and, as to each Lease, hereby releases Assignor from any liability under such Lease with respect to the rights assigned to and liability assumed by Assignee. Such release of liability as to each Lease shall be effective on the earlier to occur of (1) the Early Possession Date designated by Assignee under Section 2 for the Suite covered by that Lease, or (2) the Effective Date (either such date referred to hereinafter as the “Assumption Date”), provided that as of the Assumption Date (i) Assignor is not in default in the performance of any of the obligations of Tenant under the terms of the Lease (ii) Assignee or Guarantor has paid to Assignor the Excess Cost Reimbursement due for such Suite, (iii) Assignee or Guarantor has paid to Landlord the Security Deposit for such Suite, and (iv) Assignee has taken possession of such Suite or Guarantor has assumed the Lease or exercised its rights under the Lessor’s Agreement as provided in Section 3.3. Without limitation upon the foregoing, Landlord further agrees that, provided Assignor is not in default under a Lease as of the Assumption Date, Assignor shall have no liability whatsoever under such Lease with respect to obligations of Tenant arising on or after the Assumption Date, unless Assignor elects, at its sole discretion as permitted under Section 12(f) of the Lease, to remain in possession

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of the subject Suite, in which case Assignor shall be liable for the performance of all obligations of Tenant under the Lease for the remainder of its Term.

9. General Provisions.

9.1 Further Assurances. Each party to this Assignment will, at its own cost and expense, execute and deliver such further documents and instruments and will take such other actions as may be reasonably required or appropriate to evidence or carry out the intent and purposes of this Assignment.

9.2 Entire Assignment; Waiver. This Assignment constitutes the final, complete and exclusive statement between the parties to this Assignment pertaining to the terms of Assignor’s assignment of the Leases and the Premises to Assignee, supersedes all prior and contemporaneous understandings or agreements of the parties, and is binding on and inures to the benefit of their respective heirs, representatives, successors and assigns. No party has been induced to enter into this Assignment by, nor is any party relying on, any representation or warranty outside those expressly set forth in this Assignment. Any agreement made after the date of this Assignment is ineffective to modify, waive, or terminate this Assignment, in whole or in part, unless that agreement is in writing, is signed by all parties to this Assignment, and specifically states that agreement modifies this Assignment.

9.3 Governing Law. This Assignment will be governed by, and construed in accordance with, Connecticut law, without reference to Connecticut’s choice of law rules.

9.4 Captions. Captions to the sections in this Assignment are included for convenience only and do not modify any of the terms of this Assignment.

9.5 Severability. If any term or provision of this Assignment is, to any extent, held to be invalid or unenforceable, the remainder of this Assignment will not be affected, and each term or provision of this Assignment will be valid and be enforced to the fullest extent permitted by law. If the application of any term or provision of this Assignment to any person or circumstances is held to be invalid or unenforceable, the application of that term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, will not be affected, and each term or provision of this Assignment will be valid and be enforced to the fullest extent permitted by law.

9.6 Brokers. The parties to this Assignment represent and warrant to each other that no party dealt with any broker or finder in connection with the consummation of this Assignment and each party agrees to protect, defend, indemnify, and hold each of the other parties harmless from and against any and all claims or liabilities for brokerage commissions or finder’s fees arising out of that party’s acts in connection with this Assignment. The provisions of this Section 9.6 shall survive the expiration or earlier termination of this Assignment and the Leases.

9.7 Notices. Any notice that may or must be given by any party under this Assignment will be delivered (i) personally, (ii) by certified mail, return receipt requested, or (iii) by a nationally recognized overnight courier, addressed to the party to whom it is intended. Any

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notice given to Assignor or Assignee shall be sent to the respective address set forth below, or to such other address as that party may designate for service of notice by a notice given in accordance with the provisions of this Section 9.7. A notice sent pursuant to the terms of this Section 9.7 shall be deemed delivered (A) when delivery is attempted, if delivered personally, (B) three (3) business days after deposit into the United States mail, or (C) the day following deposit with a nationally recognized overnight courier.

If to Assignor:	Yale University
37 College Street
New Haven, CT 06510-3208
Attn: Mr. John Bollier

with a copy to:

James M. Carolan
Associate General Counsel Yale University
2 Whitney Avenue, 6th Floor
New Haven, CT 06520-8255

If to Assignee:	Achillion Pharmaceuticals, Inc.
300 George Street
New Haven, CT 06511
Attn: Barbara M. Dodd

If to Landlord:	WE George Street, L.L.C.
c/o Winstanley Enterprises, L.L.C.
150 Baker Avenue Ext., Suite 303

with a copy to:

Leslie Inrig Olear
Cohn, Birnbaum & Shea P.C.
100 Pearl Street
Hartford, CT 06103-4500

If to Guarantor:	Connecticut Innovations, Incorporated
999 West Street
Rocky Hill, CT 06067
Attn: Richard R. Barredo

9.8 Word Usage. Unless the context clearly requires otherwise, (a) the plural and singular numbers will each be deemed to include the other, (b) the masculine, feminine, and neuter genders will each be deemed to include the others; (c) “shall,” “will,” “must,” “agrees,” and “covenants” are each mandatory; (d) “may” is permissive; (e) “or” is not exclusive; and (fl “includes” and “including” are not limiting.

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9.9 Counterpart Signatures. This Assignment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

The parties have executed this Assignment as of the above date.

ASSIGNOR:		GUARANTOR:

YALE UNIVERSITY a specially chartered Connecticut corporation		CONNECTICUT INNOVATIONS, INCORPORATED a Connecticut corporation

By:	/s/ Kemel W. Dawkins	By:	/s/ Victor R. Budnick
	Kemel W. Dawkins		Victor R. Budnick

Its:	Acting Vice President	Its:	President and Executive Director
for Finance and Administration

ASSIGNEE:		LANDLORD:

ACHILLION PHARMACEUTICALS, INC.		WE GEORGE STREET, L.L.C.
a Delaware corporation		a Delaware limited liability company

By:	/s/	By:	/s/

Its:	President, CEO, CSO	Its:	Managing Member

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The following exhibits are the same for each of the Leases attached hereto in Exhibits A, B and C and are hereby incorporated into each Lease:

EXHIBIT A (Outline and Location of Premises)

EXHIBIT C-1 FORM OF DISBURSEMENT REQUISITION

EXHIBIT C-2 GMP PROPOSAL

EXHIBIT F (MEP)

EXHIBIT C-2

GMP PROPOSAL

LESSOR’S CONSENT AND AGREEMENT

This LESSOR’S CONSENT AND AGREEMENT (the “Agreement”) is made as of the 30th day of March, 2001 by and among WE GEORGE STREET, L.L.C., a Delaware limited liability company, with its chief executive office located c/o Winstanley Enterprises, LLC, 150 Baker Avenue, Suite 303, Concord, Massachusetts 01742 (the “Lessor”), CONNECTICUT INNOVATIONS, INCORPORATED, having its head office at 999 West Street, Rocky Hill, Connecticut 06067 (“CII”), and ACHILLION PHARMACEUTICALS, INC., a Delaware corporation with its principal office and place of business at 300 George Street, New Haven, Connecticut 06511 (“Achillion”).

W I T N E S S E T H:

Achillion has the option and the obligation to lease certain premises in the building known as 300 George Street located in New Haven, Connecticut (“Premises”) and described in Schedule A attached hereto (individually a “Lease” and collectively “Leases”) pursuant to a certain Assignment and Assumption of Lease dated as of March 30, 2001 by and among CII, Achillion, Lessor and Yale University (“Yale”) (said Assignment and Assumption of Lease, as the same may be amended and in effect from time to time, together with all modifications, extensions, renewals thereof or substitutions therefor, and all benefits accruing to Achillion thereunder being hereafter referred to as the “Assignment”). CII has this date (x) guaranteed certain obligations of Achillion to Yale pursuant to the Assignment and (y) agreed to make certain term loans (individually a “Loan” and collectively “Loans”) to Achillion, pursuant to a Loan Agreement dated the date hereof by and between CII and Achillion in the principal amount of up to $1,630,000.00. In consideration of granting such guaranty and making of such Loans, CII has certain rights under this Agreement and to secure the Loans, Achillion will grant to CH an assignment of leases (“Assignment of Lease”).

In consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Lessor, Achillion and CII agree as follows:

Section 1. Consent of Lessor to Assignment. The Lessor hereby consents to the future execution and delivery by Achillion of the Assignment of Lease and to all of the provisions thereof, including, without limitation, but subject to the provisions hereof, CII’s rights and remedies exercisable during the existence of an Event of Default (as defined in the Loan Agreement). CII shall give Lessor and Lessor’s mortgage lender (to the extent CII has received written notice of the name and address of such mortgage lender) notice of an Event of Default under the Loan Agreement prior to exercising its rights and remedies under the Loan Agreement. CII may give such notice to Lessor and Lessor’s mortgage lender simultaneously with notice to Achillion.

Section 2. Representations and Warranties. The Lessor represents and warrants that:

(a) Attached hereto and marked as Exhibit A is a true and complete copy of each Lease as in effect on the date hereof.

(b) The Lessor had the full power and authority to execute each Lease, and has full power and authority to execute this Agreement and carry out its terms.

Section 3. Agreements of Lessor and CII. Notwithstanding any term or provision in the Lease to the contrary, the Lessor, Achillion and CII agree that:

(a) Without the prior written consent of CII (not to be unreasonably withheld), the Lessor will not accept a voluntary surrender of the Lease or the Premises so long as the Loan Agreement is still in effect and CII has any obligations to make Loans thereunder.

(b) Without the prior written consent of CII (not to be unreasonably withheld), the Lessor will not amend, modify or otherwise change any material provision of any Lease, or supplement any Lease, as long as the Loan Agreement is still in effect and CII has any obligation to make Loans thereunder or CII has any obligations under the Assignment.

(c) This Agreement, and all rights of CII and Achillion hereunder, are and shall be subject and subordinate in all respects to the mortgage granted by Lessor presently encumbering the Lessor’s fee interest in the Premises and to any future mortgage given by Lessor on its fee interest in the Premises; provided that after Achillion exercises its option to lease space as of any Early Possession Date or after the Effective Date or CII has any rights to the Premises under the Assignment, Assignment of Lease or this Agreement the holder of each such mortgage shall deliver to Achillion or CII, as applicable a subordination, non-disturbance and attomment agreement, in recordable form, if required, containing terms and provisions reasonably satisfactory to Achillion, if applicable, CII and the holder of such mortgage.

(d) After Achillion takes possession at an Early Possession Date and/or after the Effective Date, in the event of any default by Achiilion under any Lease or any breach by Achillion of the terms of any Lease, or any action by Achillion or any event that entitles the Lessor to cancel or terminate any Lease, to dispossess Achillion or pursue any of its other rights or remedies under any Lease or under applicable law, the Lessor will, before acting in pursuance of its rights and/or remedies, give written notice to CII of such default whether or not the Lease requires such notice to be given to Achillion. Notice of default may be given simultaneously with any such notice given to Achillion under the Lease. After receipt of such written notice, CII shall have (i) ten (10) days to cure any failure of Achillion to pay rent or additional rent when due, except that if Lessor has provided Achillion with two (2) notices in any twelve (12) month period of such failure, any subsequent failure to pay rent or additional rent when due shall at Lessor’s option be an incurable Event of Default under the Lease and (ii) thirty (30) days to cure any other default of Achillion, provided that if such other default is of a nature that it cannot be cured within thirty (30) days, such additional time as necessary but in no event longer than sixty (60) days to cure such other default as long as CII has commenced to cure the same within said thirty (30) day period and is diligently pursuing a cure of such default. Should CII fail to cure such default within the applicable period, Lessor may commence an eviction action by delivery of a notice to quit to Achillion (and providing a copy to CII) and upon delivery of such notice to quit, the Standstill Period shall commence. Notwithstanding that the Lease may be cancelled in connection with any such notice of default or service of a notice to quit, it is the intent of the parties hereto that CII’s rights under this Agreement remain in full force and effect as set forth in Section 3(i) below, and including without limitation, CII’s rights during the Standstill Period.

(e) For purposes of this Agreement, the “Standstill Period” shall mean a period of time not to exceed twelve months from the date of delivery by Lessor of a notice to quit. During such Standstill Period, CII shall pay rent (the “Standstill Rent”) to the Lessor as follows:

(i) During the initial four (4) months of the Standstill Period, CII will pay the proportionate share of real estate taxes and operating expenses payable under the applicable Lease together with personal property taxes payable by tenant and also maintain, at its expense, the insurance required to be maintained by the tenant under the Lease.

(ii) During the fifth (5th) through the twelfth (12th) months of the Standstill Period, CII will pay (a) base rental payments payable by tenant under the Lease; (b) the tenant’s proportionate share of real estate taxes and operating expenses; (c) any utilities used or consumed in the Premises; (d) personal property taxes payable by tenant under the Lease; and (e) the costs to maintain insurance required to be carried by the tenant under the Lease, all of the foregoing expenses on a month-to-month basis pro rated for such period of time as the Standstill Period is in effect.

(iii) Payments of the Standstill Rent shall be made on the first day of each month in advance, in the manner provided for tenant’s payment of rent and additional rent under the Lease. Subject to paragraph 3(e) below and paragraph 3(s) below, the obligation to pay the Standstill Rent shall continue notwithstanding any termination of the Lease before or during the Standstill Period.

(f) In the event that Yale shall exercise any rights under the Assignment pursuant to which CII shall have made the payment of the Excess Cost Reimbursement under the Assignment to Yale, then provided CII delivers the Security Deposit to Lessor as required by the provisions of Section 6 of the Lease, CII shall be entitled to all the rights and benefits of the Standstill Period and this Agreement and shall be responsible for all payments and obligations described herein.

(g) At any time during the Standstill Period, CII may elect to relinquish its interest in the Leases and its rights under this Agreement by delivering notice of termination of the Standstill Period, together with either (a) a release of the Assignment of Lease to Lessor in recordable form, or (b) a termination of the Lease, if applicable, and accompanied by a termination of this Agreement, whereupon on the date which is the earlier to occur of (i) ninety (90) days after the notice of termination and (ii) the stated expiration of the Standstill Period, this Agreement shall terminate and CII shall have no further obligation to pay Standstill Rent and other expenses under paragraph 3(d) above and no further rights under the applicable Lease, this Agreement or otherwise in the Premises.

(h) At the expiration of the Standstill Period, CII shall either (i) relinquish its lien on each Lease by delivering a release of the Assignment of Lease in recordable form, or relinquish its interest on such Lease by document or instrument acceptable to Lessor whereupon this Agreement shall terminate and CII shall have no further rights under any Lease or this Agreement, as applicable, or otherwise in the Premises, (ii) notify Lessor that CII has exercised its rights under the Assignment of Lease and is assuming one or more of the Leases, whereupon Lessor shall thereafter recognize CII as tenant thereunder and CII shall be bound by all terms and conditions and be entitled to all rights under such Lease (as modified by this Agreement), (iii) notify Lessor that CII has exercised its rights under this Agreement and the Assignment of Lease and is assuming the Lease, whereupon Lessor shall recognize CII as tenant thereunder and CII shall be bound by all terms and conditions and shall be entitled to all rights under such Lease (as modified by this Agreement), (iv) if the eviction is completed and Achillion has vacated the Premises notify Lessor that CII (or an acceptable replacement tenant acceptable to Lessor and Lessor’s mortgage lender, which consent shall not be unreasonably withheld, delayed or conditioned) desires to enter into a new lease for the Premises upon the same terms and conditions as the applicable Lease for the balance of the term of such Lease; or (v) notify Lessor that CII has elected not to assume such Lease nor to relinquish its lien on such Lease, whereupon the provisions of subparagraph 3(j) below shall apply.

(i) In the event that CII has assumed a Lease or shall have entered into a new lease with Lessor, CII shall have the right to assign such Lease (or such new lease as the case may be) upon the approval of Lessor and its mortgage lender(s), such consent not to be unreasonably withheld, delayed or conditioned, provided, however, that nothing herein shall relieve Achillion of its obligations under the Lease. Upon making such assignment, CII shall be released from any and all of the tenant’s liabilities under the Lease (or such new lease, as the case may be) accruing after the date of such assignment, but shall remain liable for any obligations which shall have accrued to CII with respect to the payment of Standstill Rent and any other obligation under this Agreement prior to the effective date of such assignment.

(j) In the event that the Standstill Period has expired but CII has neither assumed the Lease nor terminated the Assignment of Lease, CII shall continue to pay the Standstill Rent, on a month-to-month basis at the rates and in the manner as set forth in paragraph 3(e) (ii) above. At any time after the expiration of the Standstill Period that either CII or Lessor locates a replacement tenant for the Premises, the party locating such replacement tenant shall notify the other in writing. If Lessor has located a replacement tenant, CII shall immediately terminate the Assignment of Lease in recordable form and deliver vacant possession of the Premises to Lessor. CII shall remove any personal property in which it has a lien or security interest (CII acknowledges that no lien shall be effective as to Leasehold Improvements [as defined in the Lease] and any laboratory equipment or other fixtures and equipment that is affixed to or above the ceiling, affixed to or within the walls or affixed to or beneath the floor) and repair any damage caused to the Premises as a result of the removal of such personal property. This Agreement shall then terminate and CII shall have no further rights under the Lease or otherwise in the Premises. If CII has located a replacement tenant, Lessor shall enter into a new lease for the Premises directly with such replacement tenant on the same terms and conditions contained in the Lease for the remainder of the term of the Lease, subject to Lessor’s and its mortgage lender’s right to approval of such replacement tenant, which shall not be unreasonably withheld, delayed or conditioned.

(k) In the event that and anytime during the Standstill Period that (x) Lessor completes the eviction of Achillion or (y) CII obtains possession of the Premises pursuant to the Assignment, the Assignment of Lease or this Agreement, Lessor will, within ten (10) days after approval by Lessor and Lessor’s mortgage lender, execute and deliver a new lease of the Premises to CII, its nominee or a replacement tenant acceptable to Lessor and Lessor’s lender(s) (acceptance by Lessor and Lessor’s mortgage lender not to be unreasonably withheld, delayed or conditioned), with a term equal to the remaining term of the Lease, and at the rent and upon all of the other terms and conditions contained in the Lease. CII shall give Lessor notice of any proposed replacement tenant, together with a copy of any letter of intent to the extent one exists, at the time of execution of same.

(l) At any time following the occurrence and during the continuance of a default by Achillion under the Lease, CII and Lessor agree to cooperate with one another to terminate Achillion’s rights to possession of the Premises. Upon the expiration of the Standstill Period, Lessor may pursue any and all of the rights available to it under the Lease in law or equity.

(m) After an Early Possession Date or the Effective Date, the Lessor will, within fifteen (15) days after receiving each written request of CII therefor, deliver to CII a written statement setting forth the date to which rent under the Lease has been paid, any modifications to the Lease, and any defaults existing thereunder. Lessor shall not be obligated to deliver such written statement more than two (2) times in any twelve (12) month period.

(n) If at any time during the Standstill Period or as provided in paragraph 3(j), CII locates a replacement tenant for Achillion and such replacement tenant pays rent in excess of the rent currently due under the Lease, CII shall be entitled to receive and retain all such excess rental payments or excess consideration paid for the remainder of the term of the Lease (to the extent and provided that all Standstill Rent has been paid), and apply the same to satisfy the Loan and all obligations of Achillion under the documents and instruments executed by Achillion or otherwise in connection with the Loan (“Loan Obligations”). At such time as the Loan and the Loan Obligations are satisfied, CII shall terminate the Assignment of Lease, terminate any financing statement of record, and remove any personal property upon which it has a lien or security interest and repair any damage to the Premises as a result of the removal of such personal property and thereafter all such excess Rent shall be paid to Lessor.

(o) The Lessor hereby waives and disclaims any rights it now has, or may hereafter have, under applicable law or by virtue of any lease now in effect or hereafter executed by Achillion, or its successors and assigns, to levy or distrain upon, or to claim or assert title to or a lien on or security interest in, the inventory, machinery and equipment or other property of Achillion which is now or may hereafter be located in or on, delivered to, installed at or affixed to the Premises but excluding the Leasehold Improvements, as that term is defined in the Lease and any laboratory equipment or other fixtures and equipment that is affixed to or above the ceiling, affixed to or within the walls or affixed to or beneath the floor, and the Lessor agrees that any such property or equipment which is not a Leasehold Improvement and/or is not so located shall not be considered affixed to or part of the real estate.

(p) Unless and until CII has expressly agreed to be bound by all terms and conditions of Achillion’s obligations under the Lease, CII will not be responsible for any other covenants or contractual indemnification or other amounts that are the responsibility of Achillion under the Lease except as expressly set forth in this Agreement and the Assignment.

(q) After an Early Possession Date or the Effective Date, with notice to the Lessor, CII, by its employees or agents, shall have the right to enter upon and inspect the Premises, during normal business hours and subject to any provision of the Lease.

(r) If within six (6) months after the commencement of the Standstill Period, CII has not entered into a letter of intent with a bona fide, third party replacement tenant, Lessor may market the Premises and enter into letters of intent with replacement tenant(s) provided Lessor gives CII notice of any such proposed replacement tenants, together with a copy of any letter of intent and Lessor does not interfere with CII’s efforts to lease the Premises to any potential replacement tenants identified by CII.

(s) Notwithstanding anything contained herein to the contrary, in the event that the Lease shall be terminated by reason of a default by Achillion or the Assignment of Lease shall be invalidated or ineffective because the Lease has been terminated as a result of a default by Achillion or voluntarily by Lessor and Achillion; provided CII has complied with all of the terms of this Agreement, CII shall have all of its rights set forth in this Agreement, including without limitation, the right to locate a replacement tenant during the Standstill Period and as contemplated under Section 3(j) above and Lessor agrees (x) to enter into a new lease for the remainder of the term of the Lease with any such replacement tenant, subject to the conditions of this Agreement or (y) enter into a new lease with CII or its nominee for the remainder of the term of the Lease, subject to the terms of this Agreement.

(t) The parties hereto agree in the event of a default under the Lease by Achillion, Lessor shall use the Security Deposit (as such term is defined in the Lease) to satisfy any leasehold obligations not satisfied by Achillion or CII, including without limitation, any past due rent and base rent not paid by CII and reimburse Lessor for out-of-pocket third party costs and expenses (including reasonable legal fees) incurred by Lessor in regaining possession of the Premises, and lastly any remaining Security Deposit shall be paid over by Lessor to CII. Achillion hereby transfers, conveys and assigns to CII all right, title and interest of Achillion in and to the Security Deposit.

(u) In the event CII succeeds to the rights of Achillion under the Lease or locates a replacement tenant who either assumes the existing Lease or enters into a new lease with Lessor pursuant to this Agreement, either such replacement tenant shall deposit a new security deposit with Lessor in an amount equal to the amount of the security deposit then required under the terms of the Lease and CII shall be entitled to the return of the Security Deposit it has previously deposited with Lessor pursuant to this Agreement or the Assignment.

(v) If at any time CII locates a replacement tenant that becomes the lessee of the Premises pursuant to the terms of this Agreement, at CII’s option, such replacement tenant shall execute and deliver to CII a collateral assignment of such replacement tenant’s leasehold interest in the Premises (excluding fixtures) without the necessity of obtaining the approval or consent of Lessor or Lessor’s mortgage lender provided the form of assignment is not materially different from the form previously delivered to Lessor and its lender in connection with the previous Achillion and CII financing transactions. CII shall deliver a copy of said collateral assignment to Lessor after executed.

Section 4. Miscellaneous.

(a) All notices, requests, demands and other communications under or in respect of this agreement shall only be effective upon receipt by the addressee, shall be in writing and shall be hand-delivered or mailed by first-class certified mail, postage prepaid, return receipt requested or by overnight courier, to the respective parties hereto addressed as follows:

if to the Lessor, to it at its address first set forth above,

if to CII, to

Connecticut Innovations, Incorporated

999 West Street

Rocky Hill, Connecticut 06067

Attention:   Victor R. Budnick

                    President and Executive Director

if to Achillion:

Achillion Pharmaceuticals, Inc.

300 George Street

New Haven, CT 06511

or to such other person or address, as to either party hereto, as such party shall designate in a written notice to the other party hereto.

(b) This Agreement may only be amended by a writing executed by the parties hereto.

(c) This Agreement shall be binding upon and shall inure to the benefit of the Lessor, Achillion, CII and their respective heirs, executors, administrators, representatives, successors and assigns, including, in the case of the Lessor, each subsequent fee owner of the Premises.

(d) Achillion agrees to reimburse Lessor for its reasonable attorneys fees and costs incurred in conjunction with this Agreement (including the negotiating of this Agreement and its application thereafter).

(e) This Agreement may be signed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

[Remainder of Page Intentionally Left Blank

Signature Page to Follow]

IN WITNESS WHEREOF, the Lessor, Achillion and CII have executed this Agreement as of the date first above written.

LESSOR: WE GEORGE STREET, L.L.C. By: Winstanley Enterprises, LLC

/s/ Dawn Bacote	By:	/s/ Carter J. Winstanley
Print Name: Dawn Bacote		Carter J. Winstanley
Its Manager
/s/ Thomas DeAngelis		Duly Authorized
Print Name: Thomas DeAngelis

ACHILLION: ACHILLION PHARMACEUTICALS, INC.

By:

Its
Duly Authorized

CONNECTICUT INNOVATIONS, INCORPORATED

By:
Victor R. Budnick

Its President and Executive Director
Duly Authorized

IN WITNESS WHEREOF, the Lessor, Achillion and CII have executed this Agreement as of the date first above written.

LESSOR:
WE GEORGE STREET, L.L.C. By: Winstanley Enterprises, LLC

By:

Its
Duly Authorized

ACHILLION: ACHILLION PHARMACEUTICALS, INC.

	By:	/s/

/s/ Barbara Dodd		Its CEO/President
Duly Authorized Officer

CONNECTICUT INNOVATIONS, INCORPORATED

By:

Victor R. Budnick

Its President and Executive Director
Duly Authorized

IN WITNESS WHEREOF, the Lessor, Achillion and CII have executed this Agreement as of the date first above written.

LESSOR:

WE GEORGE STREET, L.L.C. By: Winstanley Enterprises, LLC

By:

Its
Duly Authorized

ACHILLION: ACHILLION PHARMACEUTICALS, INC.

By:

Its
Duly Authorized

CONNECTICUT INNOVATIONS, INCORPORATED

/s/ K.D. Coombs	By:	/s/ Victor R. Budnick

K.D. Coombs		Victor R. Budnick

/s/ Peter C----		Its President and Executive Director
Peter C		Duly Authorized

STATE OF CONNECTICUT	)
	)	at New Haven
COUNTY OF NEW HAVEN	)

On this the 5th day of April 2001, before me, the undersigned officer, personally appeared Carter J. Winstanley who acknowledged himself to be the manager of Winstanley Enterprises LLC, the manager of WE GEORGE STREET, L.L.C., a Delaware limited liability company, and that he, as such manager of such management member, being authorized so to do, executed the foregoing instrument for the purposes therein contained as his free act and deed and the free act and deed of the limited liability company, by signing the name of the limited liability company by himself as manager of such management member.

In Witness Whereof I hereunto set my hand.

/s/ Kathryn Lee Goodness
Notary Public Print Name: Kathryn Lee Goodness My Commission Expires: 5/12/05 NOTARY SEAL:

STATE OF CONNECTICUT	)
	)	at Hartford
COUNTY OF HARTFORD	)

On this the                      day of                     , 2001, before me, the undersigned officer, personally appeared                                         , who acknowledged himself/herself to be the                                          of ACHILLION PHARMACEUTICALS, INC., a Delaware corporation, and that he/she, as such                                         , being authorized so to do, executed the foregoing instrument for the purposes therein contained as his/her free act and deed and the free act and deed of the corporation, by signing the name of the corporation by himself/herself as                                         .

In Witness Whereof I hereunto set my hand.

Notary Public/ Commissioner of the Superior Court

COMMONWEALTH OF MASSACHUSETTS	)
	)	at Concord
COUNTY OF MIDDLESEX	)

On this the                  day of                     , 2001, before me, the undersigned officer, personally appeared                                 , who acknowledged himself/herself to be the manager of Winstanley Enterprises LLC, the manager of WE GEORGE STREET, L.L.C., a Delaware limited liability company, and that he/she, as such manager of such management member, being authorized so to do, executed the foregoing instrument for the purposes therein contained as his/her free act and deed and the free act and deed of the limited liability company, by signing the name of the limited liability company by himself/herself as manager of such management member.

In Witness Whereof I hereunto set my hand.

Notary Public/ Commissioner of the Superior Court

STATE OF CONNECTICUT	)
	)	at New Haven
COUNTY OF NEW HAVEN	)

On this the 30th day of March, 2001, before me, the undersigned officer, personally appeared William G. Rice, who acknowledged himself to be the CEO/President of ACHILLION PHARMACEUTICALS, INC., a Delaware corporation, and that he, as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained as his free act and deed and the free act and deed of the corporation, by signing the name of the corporation by himself as CEO/President.

In Witness Whereof I hereunto set my hand.

/s/ Daria D. Far
Daria D. Far Notary Public, State of CT Commissioner of the Superior Court My Commission Expires: March 31, 2002

STATE OF CONNECTICUT	)
	)	at Rocky Hill
COUNTY OF HARTFORD	)

On this the 30th day of March, 2001, before me, the undersigned officer, personally appeared Victor R. Budnick, who acknowledged himself to be the President and Executive Director of CONNECTICUT INNOVATIONS, INCORPORATED, a corporation, and that he, as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained as his free act and deed and the free act and deed of the corporation, by signing the name of the corporation by himself as President and Executive Director.

In Witness Whereof I hereunto set my hand.

/s/
Notary Public/ My Commission Expires March 31,

Lessor:	WE George Street, L.L.C.

Bank:	Connecticut Innovations, Incorporated

Achillion:	Achillion Pharmaceuticals, Inc.

Schedule A to Lessor Consent and Agreement

[Property Description]

All that certain piece or parcel of land, with the buildings and improvements thereon, shown as Parcel 1 on a survey entitled “Division of Land The Southern New England Telephone Company York, George, College Streets & North Frontage Road New Haven, Connecticut, Sheet No. 2 of 2”. Dated 7/09/96, revised 8/06/96, Scale 1”-4’, by Fuss & O’Neill, Inc., Consulting Engineers, which survey was filed in the Office of the New Haven Town Clerk on October 18, 1996. Said Parcel 1 is more particularly described as follows:

Beginning at a point marking the northeast corner of Parcel 1:

Thence running S 60° 26’ 10” E along George Street, 63.97 feet;

Thence running S 60° 50’ 20” E along George Street, to a concrete monument 269.61 feet;

Thence running along a curve to the right having a radius of 28.00’ along the intersection of George Street and College Street, a distance of 44.09 feet;

Thence running S 29° 22’ 54” W along College Street, 202.68 feet;

Thence running along a curve to the right having a radius of 37.00’ along the intersection of College street and North Frontage Road, a distance of 61.79 feet;

Thence running along a curve to the left having a radius of 3984.72’ along North Frontage Road, a distance of 322.45 feet;

Thence turning and running N 29° 33’ 38” E along Parcel 2 as shown on said map, 247.73 feet to the point and place of beginning.

Together with all easements and rights set forth in Quit Claim Deed from The The Southern New England Telephone Company to 300 George Street LLC dated October 1, 1996, recorded October 18, 1996 in Volume 5058, Page 150 at 2:27 p.m. of the New Haven Land Records.

Lessor:	WE George Street, L.L.C.

Bank:	Connecticut Innovations, Incorporated

Achillion:	Achillion Pharmaceuticals, Inc.

Exhibit A to Lessor Consent and Agreement

Attached hereto are copies of the exhibits and Leases for Suites 802, 802 and 804

Lessor:	WE George Street, L.L.C.

Bank:	Connecticut Innovations, Incorporated

Lessee:	Achillion Pharmaceuticals, Inc.

Schedule B to Lessor Consent and Agreement

That certain Lease Agreement dated May, 2000 by and between Lessor and Lessee for a portion of the premises containing approximately 518,940 square feet in a building known as 300 George Street, New Haven, Connecticut and described on Schedule A.

WE GEORGE STREET, L.L.C

c/o Winstanley Enterprises, LLC

150 Baker Avenue Extension, Suite 303

Concord, MA 01742

May 5, 2000

VIA FACSIMILE (203-624-7003)

Achillion Pharmaceuticals, Inc.

300 George Street

New Haven, CT 06511

Attention: William G. Rice, PhD

Re:	Lease by and between WE George Street, L.L.C. (“Landlord”) and Achillion Pharmaceuticals, Inc. (“Tenant”) for space (the “Demised Premises”) at the Building known as 300 George Street, New Haven, Connecticut

Dear Bill:

Based upon our conversations, it is our understanding that the Tenant wishes to condition its execution of the lease on its ability to obtain financing for all or a part of the Tenant’s responsibility for the Excess Cost of the Initial Alterations. The Landlord has already commenced construction of the Premises and, in order to induce the Landlord to continue to construct the Initial Alterations pursuant to the terms and conditions of the Lease, the Tenant has agreed to provide to the Landlord an unconditional and irrevocable Letter of Credit issued by Webster Bank. The Letter of Credit shall have a term of 90 days (or more) and shall contain a statement to the effect that, upon Landlord’s certification that the Lease has been terminated, or in the event the Letter of Credit is for any reason subject to cancellation or non-renewal, the Landlord may draw down the entire amount of the Letter of Credit and apply the same to the payment of the cost incurred by Landlord for the Initial Alterations completed in the Premises.

Upon your execution of the Lease, this letter, and delivery of the Letter of Credit, the Landlord agrees as follows:

1.	It will continue to perform the Initial Alterations for a period that shall end on or before May 31, 2000.

2.	The Tenant will diligently pursue financing from Connecticut Innovations. In the event the Tenant does not obtain a firm commitment subject to no closing conditions or contingencies which are objectionable to Tenant or to Landlord (which, with respect to either parties ability to object, shall be determined by such party in the exercise of its sole, but reasonable, discretion) on or before May 31, 2000, the Landlord will cease performance of the Initial Alterations on May 31, 2000.

3.	In the event the Tenant does not obtain such a commitment from Connecticut Innovations on or before May 31, 2000, Landlord agrees to provide the Tenant with an additional 60 days within which to obtain a commitment from an alternative financing institution.

WE GEORGE STREET, L.L.C

c/o Winstanley Enterprises, LLC

150 Baker Avenue Extension, Suite 303

Concord, MA 01742

4.	In the event Tenant does not have a firm commitment for financing acceptable to the parties on or before July 21, 2000, then (i) Landlord and Tenant shall have the option to terminate the Lease by giving notice to the other on or before July 25, 2000; and (ii) Landlord shall draw upon the Letter of Credit to reimburse itself for costs incurred in connection with the performance of the Initial Alterations.

Notwithstanding anything in the Lease to the contrary, Tenant further agrees, in the event Landlord ceases construction of the Initial Alterations after May 31, 2000, due to Tenant’s inability to obtain financing, each day from and after the cessation of work until such time as construction resumes shall be deemed to be a day of Tenant Delay and the dates for Substantial Completion of the Initial Alterations and delivery of the Initial Premises and Subsequent Premises shall be extended on a day per day basis for each day of such Tenant Delay.

In the event Tenant obtains its financing and the Lease continues in full force and effect, the amount of the Letter of Credit shall be reduced, to the $100,000.00 Security Deposit amount, the term extended and the conditions for draw revised to satisfy the terms and conditions of Lease.

Assuming the foregoing is acceptable to the Tenant, please indicate by signing where indicated below and returning this letter together with executed copies of the Lease on or before Friday, May 5th, 2000 and the Letter of Credit on or before Tuesday, May 9th, 2000.

Very truly yours, WE GEORGE STREET, L.L.C.

By:	Winstanley Enterprises, LLC

By:	/s/ Carter J. Winstanley
Its Manager

Accepted and agreed to this

5 day May, 2000.

ACHILLION PHARMACEUTICALS, INC.

By:	/s/
Its President and CEO

ACHILLION PHARMACEUTICALS, INC.

FIRST AMENDMENT TO

ASSIGNMENT AND ASSUMPTION OF LEASES

This First Amendment dated as of December 1, 2005 (the “Amendment”) to the Assignment and Assumption of Leases, dated as of March 30, 2001 (the “Agreement”), is entered into by and among (i) Achillion Pharmaceuticals, Inc. (the “Assignee”), (ii) Yale University (the “Assignor”), (iii) Connecticut Innovations Incorporated (the “Guarantor”), and (iv) WE George Street, L.L.C. (the “Landlord”). (All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.)

Recitals

WHEREAS, Assignee, by letter from Barbara Dodge dated November 6, 2001 addressed to John Bollier of Assignor, exercised its option to take possession of Suite 803 on the First Early Possession Date, and Assignee took possession of Suite 803;

WHEREAS, Assignor, Assignee and First American Title Insurance Company (“Escrow Agent”) became parties to an Escrow Agreement dated May 24, 2002 with respect to Escrow Deposit due for Suite 803, and Assignee deposited the Escrow Deposit with Escrow Agent, and Escrow Agent later paid such amount over to Assignor, and Assignee paid to Assignor the remaining portion of the Excess Cost Reimbursement with respect to Suite 803, as required under Section 2.4 of the Agreement;

WHEREAS, Assignee has determined that it shall not need either Suites 802 or 804 and wishes to waive and reassign to Assignor its rights under the Agreement with respect to such Suites, and Assignor is willing to accept such waiver and reassignment;

WHEREAS, the parties to the Agreement desire to amend the Agreement to memorialize such waiver and reassignment and further modify its terms as set forth below.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	The recitals to this Agreement are hereby included herein by this reference.

2.

Assignee hereby irrevocably and absolutely waives all of its rights under the Agreement with respect to Suite 802 and Suite 804, including without limitation any right to occupy such spaces under the Leases at any time. Assignee shall have no obligations under the Agreement with respect to Suite 802 and Suite 804. Assignee hereby irrevocably and absolutely assigns and reassigns to Assignor, and Assignor hereby irrevocably and absolutely assumes, accepts and exclusively retains, any and all of the rights and obligations as tenant under the Leases for Suite 802 and Suite 804. All of the provisions of the Agreement are hereby amended accordingly; provided, however, that nothing contained herein shall relieve Assignee of its obligations under the Agreement with respect to Suite 803 or alter the parties’ rights under the Agreement with respect to Suite 803.

3.	Section 9.7 of the Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof.

“9.7 Notices. Any notice that may or must be given by any party under this Assignment will be delivered (i) personally, (ii) by certified mail, return receipt requested, or (iii) by a nationally recognized overnight courier, addressed to the party to whom it is intended. Any notice given to Assignor or Assignee shall be sent to the respective address set forth below, or to such other address as that party may designate for service of notice by a notice given in accordance with the provisions of this Section 9.7. A notice sent pursuant to the terms of this Section 9.7 shall be deemed delivered (A) when delivery is attempted, if delivered personally, (B) three (3) business days after deposit into the United States mail, or (C) the day following deposit with a nationally recognized overnight courier.

If to Assignor:	Yale University
37 College Street
New Haven, CT 06510-3208
Attn: Mr. John Bollier

with a copy to:

James M. Carolan
Associate General Counsel
Yale University
2 Whitney Avenue, 6th Floor
New Haven, CT 06520-8255

If to Assignee:	Achillion Pharmaceuticals, Inc.
300 George Street
New Haven, CT 06511
Attn: Ms. Mary Kay Fenton

If to Landlord:	WE George Street, L.L.C.
c/o Winstanley Enterprises, L.L.C.
150 Baker Avenue Ext., Suite 303

with a copy to:

Leslie Inrig Olear
Cohn, Birnbaum & Shea P.C.
100 Pearl Street
Hartford, CT 06103-4500

4

If to Guarantor:	Connecticut Innovations, Incorporated
200 Corporate Place, 3rd Floor,
Rocky Hill, CT 06067

4.	Guarantor and Landlord each acknowledge their full consent to the terms of this Amendment by their signatures below.

5.	The Agreement, as supplemented and modified by this Amendment, together with the other writings referred to in the Agreement or delivered pursuant thereto which form a part thereof, contains the entire agreement among the parties with respect to the subject matter thereof and amends, restates and supersedes all prior and contemporaneous arrangements or understandings with respect thereto.

6.	Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the other documents entered into in connection with the Agreement, shall mean and be a reference to the Agreement, as amended hereby. The Agreement, as specifically amended above, is and shall remain in full force and effect and is hereby ratified and confirmed.

7.	This Amendment shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Connecticut without regard to its principles of conflicts of laws.

8.	This Amendment may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same document.

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5

IN WITNESS WHEREOF, the parties heretofore have caused this First Amendment to be executed as of the day and year first written above.

ASSIGNOR:		GUARANTOR:

YALE UNIVERSITY a specially chartered Connecticut corporation		CONNECTICUT INNOVATIONS, INCORPORATED a Connecticut corporation

By:	/s/ Janet E. Lindner	By:
Name:	Janet E. Lindner

Its:	Associate Vice President for Finance and Administration	Its:

ASSIGNEE:		LANDLORD:

ACHILLION PHARMACEUTICALS, INC. a Delaware corporation		WE GEORGE STREET, L.L.C. By WE George Street Holdings LLC By WE George Street Manager Corp.

By:	/s/ Mary Kay Fenton	By:
Name:	Mary Kay Fenton	Name:	Carter J. Winstanley

Its:	V.P. Finance and Admin.	Its:	President

6

EXHIBIT A

LEASE AGREEMENT

BETWEEN

WE GEORGE STREET, L.L.C.

(“LANDLORD”)

AND

YALE UNIVERSITY

(“TENANT”)

(SUITE 802)

7

LEASE AGREEMENT

This Lease Agreement (the “Lease”) is made and entered into as of the 30TH day of March, 2001, by and between WE GEORGE STREET, L.L.C., a Delaware limited liability company (“Landlord”) and YALE UNIVERSITY, a corporation specially chartered by the General Assembly of the Colony and the State of Connecticut (“Tenant”).

1.	Basic Lease Information.

(a)	“Building” shall mean the building located at 300 George Street, New Haven, Connecticut.

(b)	“Rentable Square Footage of the Building” is deemed to be 518,940 square feet.

(c)	“Premises” shall mean the area shown on Exhibit A to this Lease as Area 1. The Premises consists of space known as Suite 802 located on the eighth floor and a chemical storage area located on the first floor. The “Rentable Square Footage of the Premises” is deemed to be 12,380 square feet on the eighth floor, subject to the right of remeasurement as set forth below, with a load factor of 1.22.

(d)	“Base Rent”:

Period	Annual Rate Per Square Foot	Annual Base Rent	Monthly Base Rent
Lease Year(s) 1 through 3	$12.00	$148,560.00	$12,380.00
Lease Year(s) 4 through 5	$13.00	$160,940.00	$13,411.67
Lease Year(s) 6 through 7	$14.00	$173,320.00	$14,443.33
Lease Year(s) 8 through 9	$15.00	$185,700.00	$15,475.00
Lease Year 10	$16.00	$198,080.00	$16,506.67

(e)	“Lease Year” shall mean the 12 month period commencing on the Rent Commencement Date (or the 1n day of the month thereafter if the Rent Commencement Date is other than the 1’ day of a month) and each 12 month period thereafter.

(f)	“Tenant’s Pro Rata Share”: 2.386%

(g)	“Term”: The period from the Commencement Date until the Rent Commencement Date and a period of 10 Lease Years thereafter.

(h)	“Commencement Date”: The date of this Lease.

(i)	“Rent Commencement Date”: The earlier to occur of (i) the date of Substantial Completion of the Initial Improvements (as defined on Exhibit C); or (ii) the date Tenant or anyone claiming by or under Tenant takes occupancy of all or any part of the Premises.

(j)	“Termination Date”: The last day of the 10th Lease Year.

(k)	“Tenant allowance”: $25.00 per rentable square foot of the Premises for Initial Improvements in accordance with Exhibit C attached hereto.

(l)	“Security Deposit”: initially none - see the provisions of Section 6

(m)	“Guarantor”: n/a

(n)	“Broker”: CB Richard Ellis

(o)	“Permitted Use”: general office use and operation of dry or wet bench laboratory research facilities limited to those meeting the National Institutes of Health and Centers for Disease Control and Prevention for bio-safety levels (`BSLs”)13SL 1 and BSL-2 and in no event for any use/research involving infectious diseases, other than as permitted in BSL-I and/or BSL-2.

(p)	“Notice Addresses”: Tenant:

Yale University

37 College Street

New Haven, CT 06510-3208 Attn: Mr. John Bollier

with a copy to:

Mr. James M. Carolan

Associate General Counsel Yale University

2 Whitney Avenue - 6th Floor New Haven, CT 06520-8255

Landlord:

WE George Street, L.L.C.

c/o Winstanley Enterprises LLC 150 Baker Ave. Ext., Suite 303 Concord, MA 01742

Rent (defined in Section 4(a)) is payable to the order of WE George Street, L.L.C. at the following address: c/o Grubb & Ellis Management Services, 300 George Street, New Haven, Connecticut 06510.

(q)	“Business Day(s)” are Monday through Saturday of each week, exclusive of New Year’s Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (“Holidays”). Landlord may designate additional Holidays, provided that the additional Holidays are commonly recognized by other commercial office buildings in the area where the Building is located.

(r)	“Law(s)” means all applicable statutes, codes, ordinances, orders, rules and regulations of any municipal or governmental entity.

(s)	“Normal Business Hours” for the Building are 8:00 a.m. to 6:00 p.m. on weekday Business Days and 8:00 a.m. to 1:00 p.m. on Saturday Business Days.

(t)	“Property” means the Building and other related improvements together with the parcel(s) of land on which they are located.

(u)	“Laboratory Space” means any areas within the Premises having (i) 2 hour fire walls separating such Laboratory Space from non- Laboratory Space in the Premises and (ii) negative air pressure relative to the air pressure in other areas of the Premises.

(v)	“Landlord’s Base Building Work” means the Landlord’s Base Building Work as described in Section 31.

(w)	“BOMA” means a measurement of rentable or useable square footage of space using the Building Owners and Managers Association International ANSI Z65.1 (“BOMA”) method of measurement, Copyright 1996.

(x)	“Achillion” shall mean Achillion Pharmaceuticals, Inc., a Delaware corporation.

(y)	“CH” shall mean Connecticut Innovations, Inc., a Connecticut corporation.

(z)	“Successor Tenant” shall mean an assignee of the Lease other than Achillion or CII.

2.	Lease Grant.

(a) From and after the Commencement Date, Landlord leases the Premises to Tenant and Tenant leases the Premises from Landlord, together with a non-exclusive right of passage through and across the common areas of the Property and the Building for access to the Premises and the right in common with others to use any portions of the Property that are designated by Landlord for the common use of tenants and others, such as sidewalks, common corridors, elevator foyers, restrooms, and lobby areas (the “Common Areas”). The restroom, marked with diagonal lines on Exhibit A (the “East Side Restroom”) shall be reserved for the exclusive use of the tenants, occupants and invitees of the tenants leasing suites 802, 803 and 804. The usable square footage and rentable square footage of the Eastside Restroom and of the mechanical room serving Suites 802, 803 and 804 (which mechanical room is also marked with diagonal lines on Exhibit A and is sometimes referred to herein as the “Eastside Mechanical Room”) has been allocated, on a pro-rata basis, to Suites 802, 803 and 804, for the purpose of determining the Base Rent and Additional Rent payable under the leases for such suites, including this Lease.

(b) Tenant shall, upon the Commencement Date, but subject to Landlord completing Landlord’s Base Building Work, take the Premises “as is”, and the taking of possession by Tenant for operation of its business at the Premises upon the Rent Commencement Date, subject to Tenant’s right to inspect the Premises and deliver a Punch List (as defined and set forth in Exhibit C) shall be conclusive evidence that the Premises and the Building were in good and satisfactory condition at the time possession was taken by Tenant, other than for the completion of Landlord’s Base Building Work and the Initial Alterations. Except as may be expressly set forth in this Lease, neither Landlord nor Landlord’s agents have made any representations or promises with respect to the condition of the Building, the Premises, the Property or any other matter or thing relating to or affecting the Building or the Premises, and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in this Lease. Notwithstanding the foregoing, Landlord agrees to correct or remedy latent defects within the Premises discovered by Tenant within the first Lease Year, at no expense to Tenant, provided that Landlord’s Contractor is obligated under the GMP Contract (each as defined in Exhibit C) to correct or remedy the same.

(c) In the event the Rentable Square Footage of the Premises is adjusted due to Landlord’s measurement of the Premises or in the event of an alteration or adjustment of the Common Areas, Tenant’s Pro Rata Share and the amount of Base Rent payable by Tenant hereunder shall be appropriately adjusted.

(d) Landlord and Tenant agree that measurements of the rentable and usable square footage of the Building, the Premises, the Eastside Restroom and the Eastside Mechanical Room shall be determined by using BOMA.

3.	Adjustment of Commencement Date; Possession.

(a) If Landlord is delayed delivering possession of the Premises or any other space due to the holdover or unlawful possession of such space by any party, Landlord shall use reasonable efforts to obtain possession of the space. Landlord will use commercially reasonable efforts to Substantially Complete the Initial Alterations and the Base Building Work required to be completed to permit Tenant to use the Premises for the Permitted Use (such Base Building Work being, sometimes, referred to herein the “Yale Required Base Building Work”) on or about July 15, 2001, as such date may be extended due to Tenant Delay (as defined on Exhibit C) or the occurrence of an Event of Force Majeure (as defined in Section 33(d)). If Landlord is unable to Substantially Complete the Initial Alterations and the Yale Required Base Building Work on or before (i) September 15, 2001 for any reason other than Tenant Delay or the occurrence of an event of Force Majeure, the Tenant will be granted (as its sole relief) one-half day of abatement of Base Rent and Additional Rent for each day of such delay from and after September 15, 2001, such abatement to begin on the Rent Commencement Date; (ii) November 1, 2001 for any reason other than Tenant Delay or the occurrence of an event of Force Majeure, then Tenant will be granted (as its sole relief) one day of abatement of Base Rent and Additional Rent for each day of such delay from and after November 1, 2001, such abatement to begin on the Rent Commencement Date; (iii) January 31, 2002 for any reason other than Tenant Delay or the occurrence of an event of Force Majeure, then the Tenant will be granted (as its sole relief) two days of abatement of Base Rent and Additional Rent for each day of such delay from and after January 31, 2002, such abatement to begin on the Rent Commencement Date; and (iv) February 28, 2002, for any reason other than Tenant Delay or the occurrence of an event of Force Majeure, then Tenant may, as its sole remedy, give notice to Landlord (provided that such notice is given prior to the date of Substantial Completion of the Initial Alterations and Yale Required Base Building Work) that it has elected to terminate this Lease, in which event Tenant may, as its sole remedy, seek to recover from Landlord the actual damages suffered or incurred by Tenant due to Landlord’s inability to Substantially Complete the Initial Alterations and the Yale Required Base Building Work (which damages shall be limited to the actual costs and expenses paid by Tenant in connection with the construction of the Initial Alterations pursuant to the provisions of the work letter attached hereto, and shall not include punitive or consequential damages).

Provided the Achillion Assumption Agreement remains in full force and effect, in the event Tenant elects under the preceding paragraph to terminate the Lease due to Landlord’s inability or failure to Substantially Complete the Initial Alterations on or before February 28, 2002, then Landlord shall give notice to Achillion (which notice shall be given in accordance with the provisions of the Achillion Assumption Agreement) of Tenant’s election to terminate. Achillion shall then have fifteen (15) Business Days within which to elect to take possession of the Premises (and/or to take possession of the premises known as Suite 803 and 804 demised to Tenant by leases executed simultaneously herewith). If Achillion does not respond within such fifteen (15) day period, it shall be deemed to have waived its right to take possession. If Achillion elects to take possession, then the date which is the earlier of (i) thirty (30) days after Achillion delivers notice that it has elected to take possession or (ii) the date Achillion takes occupancy of all or any portion of the Premises shall be deemed to be an Early Possession Date (as defined in the Achillion Assumption Agreement), the Lease shall be assigned to Achillion pursuant to the terms of the Achillion Assumption Agreement and Achillion shall pay to Tenant the Excess Cost Reimbursement allocable to the Premises within the time period provided for such payment in the Achillion Assumption Agreement. In such event, Tenant shall waive any claim or right it may have to seek reimbursement or damages from Landlord relating to Landlord’s failure to deliver possession of the Premises to Tenant at the time and in the manner required by the terms of this Lease. If Achillion elects to take possession of the Premises pursuant to the foregoing provisions, then notwithstanding the provisions set forth in the preceeding paragraph, there shall be no abatement of rent due to Landlord’s inability or failure to deliver the Premises prior to February 28, 2002 and Achillion’s obligation to pay Rent shall commence as of the Early Possession Date

(b) Promptly after the Rent Commencement Date, Landlord and Tenant shall execute a Certificate confirming the Commencement Date and the Rent Commencement Date, which Certificate shall be substantially in the form attached hereto as Exhibit G.

4.	Rent.

(a) Payments. As consideration for this Lease, Tenant shall pay Landlord, without any setoff or reduction except as set forth herein, the total amount of Base Rent and Additional Rent due for the Term. “Additional Rent” means all sums (exclusive of Base Rent) that Tenant is required to pay Landlord. Additional Rent and Base Rent are sometimes collectively referred to as “Rent”. Tenant shall pay and be liable for all rental, sales and use taxes (but excluding income taxes payable by Landlord), if any, imposed upon or measured by Rent under applicable Law. Base Rent and recurring monthly charges of Additional Rent shall be due and payable in advance on the first day of each calendar month without notice or demand, provided that (i) Tenant’s obligation to pay Base Rent shall commence on the Rent Commencement Date and (ii) the installment of Base Rent for the first full calendar month of the Term shall be payable upon the execution of this Lease by Tenant. Tenant’s obligation to pay all items of Rent other than Base Rent and Tenant’s Pro Rata Share of Expenses and Taxes shall, unless otherwise specifically set forth herein, commence on the Commencement Date. All other items of Rent shall be due and payable by Tenant on or before 30 days after issuance of a bill or invoice by Landlord. All payments of Rent shall be by good and sufficient check or by other means (such as automatic debit or electronic transfer) acceptable to Landlord. If Tenant fails to pay any item or installment of Rent when due, Tenant shall pay Landlord an administrative fee equal to 5% of the past due Rent, provided that Tenant shall not more than 2 times in any 12 consecutive month period be entitled to a grace period of 5 days. If the Commencement Date and/or the Rent Commencement Date occurs on a day other than the first day of a calendar month or if the Term terminates on a day other than the last day of a calendar month, the monthly Base Rent and Tenant’s Pro Rata Share of any Taxes (defined in Section 4(b)) or Expenses (defined in Section 4(b)) for the month shall be prorated based on the number of days in such calendar month. Landlord’s acceptance of less than the correct amount of Rent shall be considered a payment on account of the earliest Rent due during the term. No endorsement or statements on a check or letter accompanying a check or payment shall be considered an accord and satisfaction, and either party may accept the check or payment without prejudice to that party’s right to recover the balance or pursue other available remedies. Tenant’s covenant to pay Rent is independent of every other covenant in this Lease.

(b) Expenses and Taxes

(i) Tenant shall pay to Landlord, in addition to Tenant’s obligation to pay its Pro Rata Share of Expenses (as defined below) and Taxes (as defined below), all other costs which are specifically set forth herein, to Landlord, as Additional Rent, and any and all charges, costs, expenses and obligations of every kind which the Landlord may, from time to time, actually incur in good faith as part of Expenses, without duplication, with regard solely to the Property, the Building, the Premises or the operation and maintenance thereof (except, as otherwise expressly set forth in the Lease) including, without limiting the generality of the foregoing, reasonable attorney’s fees incurred by the Landlord in connection with any amendments to, consents under and subleases and assignments of this Lease requested by Tenant (except in connection with any assignment to Achillion or CII as contemplated in Section 12 hereof) and in connection with the enforcement of rights and pursuit of the remedies of the Landlord under this Lease (whether during or after the expiration or termination of the term of this Lease). Tenant’s payment of items of Additional Rent (other than recurring monthly payment of Tenant’s Pro Rata Share of Expenses and Taxes) shall be made within 30 days of receipt of a bill or invoice therefor from Landlord.

(ii) Commencing on the Rent Commencement Date, Tenant shall pay Tenant’s Pro Rata Share of Expenses and Taxes for each calendar year during the Term. Landlord shall provide Tenant with a good faith estimate of the Expenses and of the Taxes for each calendar year during the Term. On or before the first day of each month, Tenant shall pay to Landlord a monthly installment equal to one-twelfth of Tenant’s Pro Rata Share of Landlord’s estimate of the Expenses and Taxes. If Landlord determines that its good faith estimate of the Expenses or of the Taxes was incorrect by a material amount, Landlord may provide Tenant with a revised estimate. After its receipt of the revised estimate, Tenant’s monthly payments shall be based upon the revised estimate. If Landlord does not provide Tenant with an estimate of the Expenses or of the Taxes by January I of a calendar year, Tenant shall continue to pay monthly installments based on the previous year’s estimate(s) until Landlord provides Tenant with the new estimate. Upon delivery of the new estimate, an adjustment shall be made for any month for which Tenant paid monthly installments based on the previous year’s estimate(s). Tenant shall pay Landlord the amount of any underpayment within 30 days after receipt of the new estimate. Any overpayment shall be refunded by Landlord to Tenant within 30 days.

Landlord shall endeavor to furnish Tenant with a statement of the actual Expenses and Taxes for the prior calendar year within 120 days after the end of each calendar year. If the estimated Expenses and/or estimated Taxes for the prior calendar year is more than the actual Expenses and/or actual Taxes, as the case may be, for the prior calendar year, Landlord shall refund the overpayment within 30 days. If the estimated Expenses and/or estimated Taxes for the prior calendar year is less than the actual Expenses and/or actual Taxes, as the case may be, for such prior year, Tenant shall pay Landlord, within 30 days after its receipt of the statement of Expenses and/or Taxes, any underpayment for the prior calendar year.

(c) Expenses Defined. “Expenses” means all costs and expenses actually incurred in each calendar year in connection with operating, maintaining, repairing, and managing the Building and the Property including, but not limited to:

(i) Properly allocated labor costs including, wages, salaries, social security and employment taxes, medical and other types of insurance, uniforms, training, and retirement and pension plans.

(ii) Management fees, the cost of equipping and maintaining a management office, accounting and bookkeeping services, legal fees not attributable to leasing or collection activity, and other administrative costs. Landlord, by itself or through an affiliate, shall have the right to directly perform or provide any services under this Lease (including management services), provided that the cost of any such services shall not exceed the cost that would have been incurred had Landlord entered into an arms-length contract for such services with an unaffiliated entity of comparable skill and experience.

(iii) The cost of services, including amounts paid to service providers and independent contractors and the rental and purchase cost of parts, suppliers, tools and equipment.

(iv) Premiums and deductibles paid by Landlord for insurance, including workers compensation, fire and extended coverage, earthquake, general liability, rental loss, environmental, elevator, boiler and other insurance customarily carried from time to time by owners of comparable buildings.

(v) Electrical Costs (defined below) and charges for water, gas, steam and sewer, but excluding those charges which are reimbursable by tenants. “Electrical Costs” means: (a) charges paid by Landlord for electricity; (b) costs incurred in connection with an energy management program for the Property; and (c) if and to the extent permitted by Law, a fee for the services provided by Landlord in connection with the selection of utility companies and the negotiation and administration of contracts for electricity, provided that such fee shall not exceed 50% of any savings obtained by Landlord. Electrical Costs shall be adjusted as follows: (i) amounts received by Landlord as reimbursement for above standard electrical consumption shall be deducted from Electrical Costs; (ii) the cost of electricity incurred to provide overtime HVAC to specific tenants (as reasonably estimated by Landlord) shall be deducted from Electrical Costs; and (iii) if Tenant is billed directly for the cost of building standard electricity to the Premises as a separate charge in addition to Base Rent, the cost of electricity to individual tenant spaces in the Building shall be deducted from Electrical Costs.

(vi) The cost of all window and other cleaning and janitorial, snow and ice removal and security services.

(vii) The cost of exterior and interior plantings and landscapings.

(viii) The amortized cost of capital improvements (as distinguished from replacement parts or components installed in the ordinary course of business) and alterations and improvements made to the Property which are: (a) performed primarily to reduce operating expenses costs or otherwise improve the operating efficiency of the Property; or (b) required to comply with any Laws. The cost of capital improvements shall be amortized by Landlord over the useful life as reasonably determined by Landlord. The amortized cost of capital improvements shall include actual or imputed interest at the rate that Landlord would reasonably be required to pay to finance the cost of the capital improvement.

If Landlord incurs Expenses for the Property together with one or more other buildings or properties, whether pursuant to a reciprocal easement agreement, common area agreement or otherwise, the shared costs and expenses shall be equitable prorated and apportioned between the Property and the other buildings or properties. Expenses shall not include: the cost of capital improvements (except as set forth above); depreciation; interest (except as provided above for the amortization of capital improvements); principal payments of mortgage and other non-operating debts of Landlord; the cost of repairs or other work to the extent Landlord is reimbursed by insurance or condemnation proceeds; costs in connection with leasing space in the Building, including brokerage commissions; lease concessions, including rental abatements and construction allowances granted to specific tenants; costs incurred in connection with the sale, financing or refinancing of the Building; fines, interest and penalties incurred due to the late payment of Taxes or Expenses; organizational expenses associated with the creation and operation of the entity which constitutes Landlord; or any penalties or damages that Landlord pays to Tenant under this Lease or to other tenants in the Building under their respective leases. If the Building is not at least 95% occupied during any calendar year or if Landlord is not supplying services to at least 95% of the total Rentable Square Footage of the Building at any time during a calendar year, Expenses shall be determined as if the Building has been 95% occupied and Landlord had been supplying service to 95% of the Rentable Square Footage of the Building during that calendar year.

(d) Taxes Defined. “Taxes” shall mean: (1) all real estate taxes and other assessments on the Building and/or Property, including, but not limited to, assessments for special improvement districts and building improvement districts, taxes and assessments levied in substitution or supplementation in whole or in part of any such taxes and assessments; (2) all personal property taxes for property that is owned by Landlord and used in connection with the operation, maintenance and repair of the Property; and (3) all reasonable costs and fees incurred in connection with seeking reductions in any tax liabilities described in (1) and (2), including, without limitation, any costs incurred by Landlord for compliance, review and appeal of tax liabilities. Without limitation, Taxes shall not include any (i) income, capital levy, franchise, capital stock, gift, estate or inheritance tax; or (ii) taxes arising solely from tenant improvement work which is other than Landlord’s Base Building Work, done on another tenant’s premises and which exceeds a building standard build-out provided such taxes are separately assessed by the applicable governmental authority. If an assessment is payable in installments, Taxes for the year shall include the amount of the installment and any interest due and payable during the year. For all other real estate taxes, Taxes for that year shall, at Landlord’s election, include either the amount accrued, assessed or otherwise improved for the year or the amount due and payable for that year, provided that Landlord’s election shall be applied consistently throughout the Term. If a change in Taxes is obtained for any year of the Term during which Tenant paid Tenant’s Pro Rata Share of any Taxes, then Taxes for that year will be retroactively adjusted and Landlord shall provide Tenant with a refund, if any, based on the adjustment. Tenant shall pay Landlord the amount of Tenant’s Pro Rata Share of any such increase in the Taxes within 30 days after Tenant’s receipt of a statement from Landlord.

(e) Audit Rights. Tenant may, within 180 days after receiving Landlord’s statement of Expenses and/or Taxes, give Landlord written notice (“Review Notice”) that Tenant intends to review Landlord’s records of the Expenses for that calendar year. Within a reasonable time after receipt of the Review Notice, Landlord shall make all pertinent records available for inspection that are reasonably necessary for Tenant to conduct its review. Tenant may inspect the records at the office of Landlord or Landlord’s property manager in New Haven, Connecticut. If Tenant retains an agent to review Landlord’s records, the agent must be with a licensed CPA firm. Tenant shall be solely responsible for all costs, expenses and fees incurred for the audit. Within 60 days after the records are made available to Tenant, Tenant shall have the right to give Landlord written notice (as “Objection Notice”) stating in reasonable detail any objection to Landlord’s statement of Expenses and/or Taxes for that year. If Tenant fails to give Landlord an Objection Notice within the 60 day period or fails to provide Landlord with a Review Notice within the 90 day period described above, Tenant shall be deemed to have approved Landlord’s statement of Expenses and/or Taxes and shall be barred from raising any claims regarding the Expenses and/or Taxes for that year. If Tenant provides Landlord with a timely Objection Notice, Landlord and Tenant shall work together in good faith to resolve any issues raised in Tenant’s Objection Notice. If Landlord and Tenant determine that Expenses and/or Taxes for the calendar year are less than reported, Landlord shall provide Tenant at Landlord’s option either a refund of the amount of overpayment or with a credit against the next installment of Rent in the amount of any overpayment by Tenant. Likewise, if Landlord and Tenant determine that Expenses and/or Taxes for the calendar year are greater than reported, Tenant shall pay Landlord the amount of any underpayment within 30 days. The records obtained by Tenant shall be treated as confidential. In no event shall Tenant be permitted to examine Landlord’s records or to dispute any statement of Expenses and/or Taxes unless Tenant has paid and continues to pay all Rent when due.

(f) Personal Property Taxes. Tenant shall pay for all ad valorem taxes on its personal property, and on the value of all tenant improvements to the extent the improvements exceed a building standard build-out.

5.	Compliance with Laws; Use.

(a) The Premises shall be used only for the Permitted Use and for no other use whatsoever. Tenant shall not use or permit the use of the Premises for any purpose which is illegal, dangerous to persons or property or which, in Landlord’s reasonable opinion, unreasonably disturbs any other tenants of the Building or interferes with the operation of the Building. Tenant shall comply with all Laws, including, without limitation, the Americans with Disabilities Act Accessibility Guidelines for Buildings and Facilities (the “ADAAG”) and with all applicable Regulations of the National Board of Fire Underwriters, including Compliance and with the National Fire Code Bulletins, NFPA 30 (the Flammable and Combustible Liquids Code) and NFPA 45 (the standard for Fire Protection in Laboratories using Chemicals) regarding the operation of Tenant’s business and the use, condition, configuration and occupancy of the Premises. Tenant, within 10 days after receipt, shall provide Landlord with copies of any notices it receives regarding a violation of any Laws. Tenant shall comply with the rules and regulations of the Building attached as Exhibit B and such other reasonable rules and regulations adopted by Landlord pertaining to health, safety or operational matters from time to time, provided the same do not materially increase Tenant’s obligations or diminish its rights under the Lease. Tenant shall also cause its agents, contractors, subcontractors, employees, customers, and subtenants to comply with all rules and regulations. Landlord shall not knowingly discriminate against Tenant in Landlord’s enforcement of the rules and regulations and shall endeavor to uniformly and consistently enforce such rules and regulations.

(b) Landlord shall comply in all material respects with all Laws applicable to the common areas of the Building, subject to Landlord’s right to contest the applicability or legality thereof. Landlord represents to Tenant, that upon completion of Landlord’s Base Building Work, the common areas shall be in compliance, in all material respects, with all Laws, including, without limitation, the ADAAG.

6.	Security Deposit.

(a) In the event of an assignment of the Lease to Achillion as contemplated in Section 12 hereof, then Achillion (or CII) shall deliver to Landlord a Security Deposit in the amount of $40,314.00 not later than the Achillion Transfer Effective Date (as defined in Section 12(f) below). In the event of an assignment of the Lease to a Successor Tenant, then, not later than the effective date of the assignment, a Security Deposit in an amount reasonably determined by Landlord, (based, in part, on the Successor Tenant’s creditworthiness) which amount will be not less than the amount set forth above as the Security Deposit payable by Achillion (or CH), shall be delivered to Landlord by the Successor Tenant.

(b) The Security Deposit required to be paid by Achillion, CII, or by any Successor Tenant, shall be delivered to Landlord upon the effective date of the assignment of this Lease and shall be held by Landlord without liability for interest as security for the performance of Tenant’s obligations. The Security Deposit is not an advance payment of Rent or a measure of Tenant’s liability for damages. In lieu of all cash, Tenant may provide Landlord with an unconditional, irrevocable, assignable letter of credit, (the “Letter of Credit”) for all or a portion of the Security Deposit. In the event Tenant furnishes the Letter of Credit, the Letter of Credit shall be on the following terms and conditions: (i) issued by a commercial bank acceptable to Landlord, which bank must have a counter for presentment in New Haven or Hartford, Connecticut; (ii) having a term which shall have an expiration date not sooner than 60 days after the Termination Date, however, if the Letter of Credit has an earlier expiration date, it shall contain a so-called “evergreen clause” and be automatically renewed prior to the stated expiration date(s) until a date that is not sooner than 60 days after the Termination Date; (iii) available for negotiation by draft(s) at sight accompanied by a statement signed by Landlord stating that the amount of the draw represents funds due to Landlord (or its successors and assigns) due to the failure of Tenant to pay Base Rent and/or Additional Rent when due or otherwise perform its obligations under this Lease and (iv) be otherwise on terms and conditions satisfactory to Landlord. It is agreed that in the event Tenant defaults beyond any applicable notice and cure period in respect of any of the terms, provisions, covenants, and conditions of this Lease, including, but not limited to, the payment of Base Rent and Additional Rent, Landlord may draw upon the Letter of Credit or upon the funds held on account as the Security Deposit to the extent required for the payment of any Base Rent and Additional Rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant’s default (beyond applicable notice and cure periods) in respect of any of the terms, provisions, covenants, and conditions of this Lease, including, but not limited to, any damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord. In the event the bank issuing the Letter of Credit gives Landlord notice that the Letter of Credit will not be renewed (such notice being addressed and delivered to Landlord as required by this Lease) it shall, at Landlord’s election, be deemed to be an automatic default entitling Landlord to draw upon such bank at sight for the balance of the Letter of Credit and hold or apply the proceeds thereof in accordance with the terms of this Lease. Landlord shall return any unapplied portion of the Security Deposit to Tenant within 60 days after the later to occur of: (1) payment by Tenant in full of all Base Rent and Additional Rent due and completion of any restoration required under the Lease; (2) the date Tenant surrenders possession of the Premises to Landlord in accordance with this Lease; or (3) the Termination Date. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the Letter of Credit or any funds on deposit and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance_ In the event Landlord draws upon the Letter of Credit or on funds on deposit as the Security Deposit, Tenant shall provide a new irrevocable letter of credit (on the terms set forth above) or with cash in the amount of the amount so drawn within seven (7) days after Landlord notifies Tenant of the draw or withdrawal so that at all times the total amount of Letters of Credit and/or funds in the account held by Landlord shall be equal to the aggregate Security Deposit. If Landlord transfers its interest in the Premises, Landlord may assign the Security Deposit to the transferee and, following the assignment, Landlord shall have no further liability for the return of the Security Deposit. Landlord shall not be required to keep the Security Deposit separate from its other accounts.

7.	Services to Be Furnished by Landlord.

(a) Landlord agrees to furnish Tenant with the following Building systems and services: (1) water service for use in lavatories on each floor on which the Premises are located; (2) domestic cold water through the base Building system described in the Base

Building MEP (as defined in Section 31 hereof); (3) condenser-water, pre-conditioned and delivered through the condenser loop as described in the Base Building MEP to supply the Tenant specific heating, ventilating and air-conditioning systems serving areas other than the Laboratory Space within the Premises and the refrigeration systems within the Laboratory Space. Tenant, upon such advance notice as is reasonably required by Landlord, shall have the right to receive such service in the areas other than Laboratory Space during hours other than Normal Business Hours. The condenser-water shall be provided to the Laboratory Space 24 hours a day, 7 days a week, without Tenant requesting the delivery of the same for after-hours. Tenant shall pay Landlord for all such services in accordance with the provisions of Section 10 of this Lease; (4) tempered fresh air delivered through the base Building system described in the Base Building MEP. Tenant upon such advance notice as is reasonably required by Landlord, shall have the right to receive tempered fresh air service in the areas other than Laboratory Space during hours other than Normal Business Hours. The tempered fresh air service shall be provided to the Laboratory Space 24 hours a day, 7 days a week, without Tenant requesting the delivery of the same for after-hours. Tenant shall pay Landlord for all such services in accordance with the provisions of Section 10 of this Lease; (5) drainage system for domestic water and sanitary waste at locations indicated in the Base Building MEP; (6) a back-up generator providing for emergency lighting of common areas of the Building (7) Maintenance and repair of the Premises and Property, to the extent and as described in Section 9(b); (8) Elevator service; (9) Electricity to the Premises, in accordance with and subject to the terms and conditions in Section 10 of this Lease; (10) access to the Premises 24 hours a day, 7 days a week; and (1 I) such other services as Landlord reasonably determines are necessary or appropriate for the Property. Landlord’s expenses incurred in maintaining, repairing and operating the Building systems and providing the foregoing services (other than those expenses incurred by Landlord in the initial construction of Landlord’s Base Building Work) shall be Expenses payable by Tenant in accordance with the provisions of this Lease. Notwithstanding the foregoing, if Tenant requests any additional or special services from Landlord after Normal Business flours (such as a security guard for after-hours), then Tenant shall pay to Landlord the standard reasonable charge for such service(s) (which standard charge shall reflect Landlord’s costs incurred in providing such service(s)) with such after-hours charge being equitably pro-rated among all tenants (including Tenant) utilizing such services.

(b) Landlord’s failure to furnish, or any interruption or termination of, services or utilities due to the application of Laws, the failure of any equipment, the performance of repairs, improvements or alterations, or the occurrence of any event or cause beyond the reasonable control of Landlord (a “Service Failure”) shall not render Landlord liable to Tenant, constitute a constructive eviction of Tenant, give rise to an abatement of Rent, nor relieve Tenant from the obligation to fulfill any covenant or agreement. In no event shall Landlord be liable to Tenant for any loss or damage, including the theft of Tenant’s Property (defined in Article 15), arising out of or in connection with the failure of any security services, personnel or equipment. Notwithstanding anything to the contrary contained in this Section 7, in the event there is an interruption, curtailment or suspension of a Building System (“Service Interruption”) and (i) if such Service Interruption shall continue for more than five consecutive Business Days; (ii) such Service Interruption shall materially impair the operation of Tenant’s business in the Premises, rendering all or any material part of the Premises inaccessible or untenantable and Tenant’s back-up generator (if any), has not functioned in such a manner as to permit Tenant to conduct business within all or the affected material part of the Premises and; (iii) such Service Interruption has not been caused by the public utility company servicing or supplying the Building or by an act of Tenant or Tenant’s servants, employees or contractors, then, as Tenant’s sole remedy in connection with such Service Interruption, Tenant shall be entitled to an abatement of Base Rent and Additional Rent (based on the square footage of the Premises subject to the Service Interruption) beginning on the sixth consecutive Business Day of such Service Interruption and ending on the date such Service Interruption ceases. Similarly, if during the course of any particular Lease Year, there have occurred days of Service Interruptions which have been of a duration, in each instance, of less than five (5) consecutive Business Days (and, therefore, the provisions of the preceding sentence have been inapplicable), but which, in the aggregate, have totaled thirty (30) Business Days, then, as Tenant’s sole remedy in connection with such Service Interruption, Tenant shall, so long as the event giving rise to any such Service Interruption occurring after such thirty (30) Business Days of Service Interruptions, is determined by Landlord to be as a result of an insured casualty or event which gives Landlord the right to make a claim for coverage on its rental interruption policy, be entitled to an abatement of Basic Rent and Additional Rent (based on the square footage of the Premises subject to the Service Interruption) for each Business Day thereafter on which a Service Interruption occurs and ending upon the date each such Service Interruption ceases. Landlord shall promptly take all action necessary to remedy the same and agrees to perform the work and repairs required to do so in a manner which will minimize, to the extent reasonably possible, interference with the conduct by Tenant of its business in Premises.

8.	Leasehold Improvements.

(a) All improvements to the Premises (collectively, “Leasehold Improvements”) shall be owned by Landlord and shall remain upon the Premises without compensation to Tenant. Tenant shall not remove unless Landlord, by written notice to Tenant within 30 days prior to the Termination Date, requires Tenant to remove, at Tenant’s expense the following; (1) Cable (defined in Section 9(a)) installed by or for the exclusive benefit of Tenant and located in the Premises or other portions of the Building; and (2) any or all Leasehold Improvements that are performed by or for the benefit of Tenant and, in Landlord’s reasonable judgment, are of a nature that would require removal and repair costs that are materially in excess of the removal and repair costs associated with standard laboratory or office improvements (collectively referred to as “Required Removables”). Without limitation, it is agreed that Required Removables may include internal stairways, raised floors, personal baths and showers, vaults, rolling file systems, building and roof penetrations equipment and property and equipment (including, without limitation, laboratory related equipment) permanently affixed to the Premises or to the Building systems, and structural alterations and modification of any type. The Required Removables designated by Landlord to be removed shall be removed by Tenant before the Termination Date. Landlord agrees that it shall on or about the Rent Commencement Date designate any portion or item of the Initial Alterations that constitutes a Required Removable. Tenant shall repair damage caused by the installation or removal of Required Removables. If Tenant fails to remove any Required Removables required by Landlord to be removed or perform related repairs in a timely manner, Landlord, at Tenant’s expense, may remove and dispose of such Required Removables and perform the required repairs. Tenant, within 30 days after receipt of an invoice, shall reimburse Landlord for the reasonable costs incurred by Landlord. If Landlord elects to retain any of the Required Removables, Tenant covenants that (i) such Required Removables will be surrendered in good condition, free and clear of all liens and encumbrances and (ii) if Cable is to be surrendered, it shall be left in safe condition, properly labeled at each end and in each telecommunications/electrical closet and junction box. Tenant may remove its trade fixtures, so long as such fixtures are not permanently affixed to the Building or the Building systems and not contained in or located above the ceiling, outside the demising walls, beneath the floor of the Premises or in the interior walls of the Premises.

(b) Notwithstanding the foregoing, Tenant, at the time it requests approval for a proposed Alteration (defined in Section 9(c)) other than the Initial Improvements, may request in writing that Landlord advise Tenant whether the Alteration or any portion of the Alteration will be designated as a Required Removable. Within 10 Business Days after receipt of Tenant’s request, Landlord shall advise Tenant in writing as to which portions of the Alteration, if any, will be considered to be Required Removables. If Landlord fails to notify Tenant within such 10 Business Day period, then Tenant shall deliver to Landlord a second notice (which may be by facsimile transmission to 978-287-5050 or to such other facsimile as Landlord may provide to Tenant) advising Landlord of its failure to respond and providing Landlord with an additional period of three (3) Business Days within which to respond. In the event Landlord continues to fail to notify Tenant of its determination within such additional three (3) Business Day period, then such Alterations shall not be deemed to be Required Removables.

9.	Repairs and Alterations.

(a) Tenant’s Repair Obligations. (i) Tenant shall, at its sole cost and expense, promptly, considering the nature and urgency of the repair or maintenance involved, perform all maintenance and repairs to the Premises that are not Landlord’s express responsibility under this Lease, and shall keep the Premises, the Eastside Restroom and the Eastside Mechanical Room in good condition and repair, reasonable wear and tear excepted. Tenant’s repair obligations include, without limitation, repairs to: (1) floor coverings; (2) interior partitions; (3) interior doors (including door(s) from Common Areas into the Premises, the Eastside Restroom and the Eastside Mechanical Room, as applicable); (4) the interior side of demising walls; (5) electronic, phone and data cabling and related equipment (collectively, “Cable”) that is installed by or for the exclusive benefit of Tenant and located in the Premises or other portions of the Building; (6) air conditioning units, private showers and kitchens, including hot water heaters, plumbing, and similar facilities serving Tenant exclusively; (7) intentionally omitted; (8) Alterations performed by contractors retained by Tenant, including related HVAC balancing; (9) Tenant duct work or conduits located in chaseways and/or exhaust equipment and systems; and (10) all other repairs within the Premises, including the Laboratory Space, the Eastside Restroom and Eastside Mechanical Room, including, without limitation, with those required to plumbing, mechanical, electrical and HVAC systems located within the Premises, the Eastside Restroom and the Eastside Mechanical Room, or exclusively serving the Premises, Suite 802, Suite 803, the Eastside Restroom and the Eastside Mechanical Room up to and including the tie-in or point of connection to the base Building systems. All work shall be performed in accordance with the rules and procedures described in Section 9(c) below. If Tenant fails to make any repairs to the Premises for more than 15 days after notice from Landlord (although notice shall not be required if there is an emergency), Landlord may make the repairs, and Tenant shall pay the reasonable cost of the repairs to Landlord within 30 days after receipt of an invoice, together with an administrative charge in an amount equal to 10% of the cost of the repairs. The tenant leasing Suite 804 (such tenant sometimes referred to herein as the “Collection Agent”) has the right to charge to the tenants leasing Suites 802 and 803, including Tenant, such tenant’s pro rata share of the costs incurred by the Collection Agent in maintaining and repairing the Eastside Restroom and Eastside Mechanical Room (such pro rata share to be determined in accordance with the provisions of Section 10 below).

(ii) In the event Suites 802, 803 and 804 are not leased to one tenant, Landlord reserves the right to assume the obligation to maintain and repair the Eastside Restroom and the Eastside Mechanical Room and charge to the tenants of Suites 802, 803 and 804 their respective pro-rata share of the costs incurred by Landlord in doing so (such pro-rata share to be calculated in the manner set forth in Section 10).

(b) Landlord’s Repair Obligations. Landlord shall endeavor to cause the Building to be a Class A office building (with reference to other Class A office buildings in New Haven, Connecticut) and thereafter maintain the Building as such. The costs and expenses of doing so shall be deemed to be “Expenses”, subject to the provisions of Section 4 of this Lease. Landlord shall keep and maintain in good repair and working order and make repairs to and perform maintenance upon: (1) structural elements of the Building; (2) the base Building Systems including the mechanical (including HVAC), electrical, plumbing and fire/life safety systems serving the Building in general but excluding those for which the Tenant is responsible, such as the tie-ins or point of connection with those systems which are located within or exclusively serving the Premises and/or Suite 803, Suite 804, the Eastside Restroom and/or the Eastside Mechanical Room; (3) Common Areas; (4) the roof of the Building, including the roof membrane; (5) exterior windows of the Building and common area doors; and (6) elevators serving the Building. Landlord shall promptly make repairs (considering the nature and urgency of the repair) for which Landlord is responsible.

(c) Alterations. Tenant shall not make alterations, additions or improvements to the Premises, the Eastside Restroom or Eastside Mechanical Room or install any Cable in the Premises or other portions of the Building (collectively referred to as “Alterations”) without first obtaining the written consent of Landlord in each instance, which consent shall not be unreasonably withheld or delayed. Plans and specifications for all Alterations shall be prepared in accordance with and not provide for any exceedence of the capacities set forth in the Base Building MEP, provided, however, that Landlord acknowledges that the Tenant Improvement Plans provide for an exceedence of the standard cubic feet per minute (“cfm”) delivery of outside air maximum for tenant ventilation for Laboratory Space set forth in the Base Building MEP (which is calculated on the basis of the usable square footage of the Laboratory Space) by providing for a cfm delivery for the Laboratory Space within the Premises of 8,310 cfm (such amount, the “Grandfathered cfm Level”). Landlord consents to the Grandfathered cfm Level. However, Landlord’s consent shall not be required for any Alteration that satisfied all of the following criteria (a “Cosmetic Alteration”): (1) is of a cosmetic nature such as painting, wallpapering, hanging pictures and/or installing carpeting; (2) is not visible from the exterior of the Premises or Building; (3) will not affect the systems or structure of the Building; and (4) does not require work to be performed inside the walls or at, above or to the ceiling of the Premises. However, even though consent is not required, the performance of Cosmetic Alterations shall be subject to all the other provisions of this Section 9(c). Prior to starting work on any Alteration other than a Cosmetic Alteration, including, without limitation, the Initial Alterations, Tenant shall furnish Landlord with plans and specifications reasonably acceptable to Landlord; names of contractors reasonably acceptable to Landlord (provided that Landlord may designate specific contractors with respect to Building systems and to the roof and Tenant shall be required to utilize Landlord’s mechanical, electrical and roofing consultants and/or contractors, unless Tenant and its contractors first obtain, at Tenant’s expense, the approval of Landlord’s architect and engineers of the work to be performed); copies of contracts (from which Tenant may delete items that relate to the pricing or which involve confidential information concerning Tenant’s business practices); copies of necessary permits and approvals, including certificate of occupancy if applicable; evidence of contractor’s and subcontractor’s insurance in amounts reasonably required by Landlord; and any security for performance that is reasonably required by Landlord. Changes to the plans and specifications must also be submitted to Landlord for its approval. Alterations shall be constructed in a good and workmanlike manner using materials of a quality that is at least equal to the quality designated by Landlord as the minimum standard for the Building. Landlord may designate reasonable rules, regulations and procedures for the performance of work in the Building and, to the extent reasonably necessary to avoid disruption to the occupants of the Building, shall have the right to designate the time when Alterations may be performed. Tenant shall reimburse Landlord within 30 days after receipt of an invoice for sums paid by Landlord for third party examination of Tenant’s plans for non-Cosmetic Alterations. In addition, within 30 days after receipt of an invoice from Landlord, Tenant shall pay Landlord a fee for Landlord’s oversight and coordination of any non-Cosmetic Alterations equal to 10% of the cost of the non-Cosmetic Alterations. Upon completion, Tenant shall furnish “as-built” plans (except for Cosmetic Alterations), completion affidavits, full and final waivers of lien and receipted bills covering all labor and materials. Tenant shall assure that the Alterations comply with all insurance requirements and Laws. Landlord’s approval of an Alteration shall not be a representation by Landlord that the Alteration complies with applicable Laws or will be adequate for Tenant’s use.

(d) Significant Laboratory Expansion. In the event Tenant elects to perform any Alteration (including the Initial Alterations) which would cause any one or more of the following two elements to occur: (i) an exceedence of the cfm for delivery of outside air to Laboratory Space in the Premises beyond the greater of (y) the cfm for delivery of outside air to Laboratory Space set forth in the Base Building MEP or (z) the Grandfathered cfm Level (as defined in Subsection 9(c) above); or (ii) an exceedence of the watts per square foot (“wsf’) of demand power in the Premises beyond the wsf of demand power set forth in the Base Building MEP (such occurrence, a “Significant Laboratory Expansion”), then there will be an increase in the amount of annual Base Rent per rentable square foot of $6.50 over the annual Base Rent per rentable square foot identified in Section 1(d) solely with respect to the “Deemed Excess Laboratory Space,” as defined below. (Calculations for the determination of any exceedence of cfm for delivery of outside air or wsf of demand power to Laboratory Space shall be made on the basis of the usable square footage of the Laboratory Space as the allowance for each as identified in the MEP is on the basis of usable square footage).

The Deemed Excess Laboratory Space shall be determined based upon the plans and specifications submitted by Tenant in connection with any proposed Alteration (including the Initial Alterations) of the Premises on the basis of the greater of the exceedences, if any, of the two elements used to determine the occurrence of a Significant Laboratory Expansion, as follows:

(i)	As to an exceedence of cfm for delivery of outside air to Laboratory Space, the percentage that the cfm for all Laboratory Space exceeds the greater of (A) the cfm specified in the Base Building MEP for Laboratory Space, or (B) the Grandfathered cfm Level, shall be multiplied by the total rentable square footage of the total Laboratory Space. The product so obtained shall be the amount of the Deemed Excess Laboratory Space; and

(ii)	As to an exceedence of the wsf of demand power, the percentage that the wsf for demand power for all Laboratory Space exceeds the wsf for demand power specified in the Base Building MEP shall be multiplied by the total rentable square footage of the total Laboratory Space. The product so obtained shall be the amount of the Deemed Excess Laboratory Space.

(iii)	For example: Assume that the Premises initially consists of 20,000 rentable square feet, 12,000 of which is Laboratory Space, and the cfrn for delivery of outside air and wsf of demand power for the Premises prior to any alteration are equal to the capacity set forth in the Building MEP. Assume further that the Significant Laboratory Expansion occurs due to Tenant converting 4,000 rsf of office space in the Premises to Laboratory Space.

Assume further that the total Laboratory Space exceeds the Grandfathered cfm Level for delivery of outside air by sixty percent (60%) and it exceeds the wsf for demand power by fifty percent (50%). Applying the methodology set forth above to determine the Deemed Excess Laboratory Space: (i) the cfm exceedence is 60% x 16,000 (the original 12,000 rsf of Laboratory Space, plus the additional Laboratory Space of 4,000 rsf) or 9,600 rentable square feet; and (ii) the wsf exceedence is 50% X 16,000 or 8,000 rentable square feet. Accordingly, the Deemed Excess Laboratory Space is 9,600 rentable square feet and the applicable Base Rent per rentable square feet for 9,600 rentable square feet of Deemed Excess Laboratory Space shall be increased by $6.50 per rentable square feet.

10.	Utility Charges.

(a) From and after the Commencement Date, Tenant shall pay for all electricity, gas, water and all other utilities used or consumed at the Premises, together with its pro rata share of utilities used and consumed at the Eastside Restroom and Eastside Mechanical Room, as more particularly set forth below, as Additional Rent. In addition, as the utilities used and consumed at Suites 802, 803, 804, the Eastside Restroom and the Eastside Mechanical Room (sometimes collectively called the “Eastside Premises”) are measured by one checkmeter per utility, the Collection Agent is obligated under its Lease with Landlord to pay for all electricity, gas, water and all other utilities used or consumed at the Eastside Premises. The Collection Agent is authorized and deemed to be permitted by the terms of this Lease to collect from Tenant its pro-rata share of such utilities, which share shall be determined by application of a fraction which has as its numerator the rentable square footage of the Premises and 30,709 as the denominator (which is the aggregate rentable square footage of Suites 802, 803 and 804 located on the eighth floor of the Building). The failure of Tenant to reimburse the Collection Agent for its pro-rata share of utilities payable under this Lease, shall, at Landlord’s election, constitute a default by Tenant under this Lease. The tenant under the Lease for Suite 803 is likewise obligated to pay to the Collection Agent its pro rata share of the utilities used or consumed at the Eastside Premises. The Collection Agent, Tenant and the tenant within Suite 803 shall arrange, as between themselves, for the method of collection of such payments.

(b) Tenant shall pay to Collection Agent, as the initial Electric Charge, its pro rata share of the product of $5.00 per square foot per annum times 30,709 rentable square feet. The Premises Electric Charge shall be payable in equal monthly installments, in advance, to Collection Agent in time to permit the Collection Agent to remit the same to Landlord, together with such Collection Agent’s monthly payment of Base Rent. Landlord shall install a check meter to measure the consumption of electricity at the Eastside Premises. The cost of electricity shall be determined on the basis of the rate charged for such load and usage in the service classification in effect from time to time pursuant to which Landlord then purchased electric current for the entire Building. The Premises Electrical Charge shall be reconciled with the actual costs approximately every 6 months during the first 12 month period following the Commencement Date and not less than annually thereafter. The Premises Electrical Charge shall be adjusted, if necessary, from time to time, to appropriately reflect the cost of electricity delivered to and consumed at the Premises.

(c) The use of electrical service shall not exceed, either in voltage, rated capacity, or overall load, that which Landlord deems to be standard for the Building. If Tenant requests permission to consume excess electrical service, Landlord may refuse to consent or may condition consent upon conditions that Landlord reasonably elects (including, without limitation, the installation of utility service upgrades, meters, submeters, air handlers or cooling units), and the additional usage (to the extent permitted by Law), installation and maintenance costs shall be paid by Tenant.

(d) Electrical service to the Building may be furnished by one or more companies providing electrical generation, transmission and distribution services, and the cost of electricity may consist of several different components or separate charges for such services, such as generation, distribution and stranded cost charges. Landlord shall have the exclusive right to select any company providing electrical service to the Building, to aggregate the electrical service for the Building and Premises with other buildings, to purchase electricity through a broker and/or buyers group and to change the providers and manner of purchasing electricity. Landlord shall be entitled to receive a fee (if permitted by applicable Law) for the selection of utility companies and the negotiation and administration of contracts for electricity, provided that the amount of such fee shall not exceed 50% of any savings obtained by Landlord.

(e) If either the quantity or character of utility service is changed by the public utility corporation supplying such service to the Building or the Eastside Premises is no longer available or suitable for Tenant’s requirements, no such change, unavailability or unsuitability shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord or Landlord’s agents. Notwithstanding the foregoing, Landlord covenants to use commercially reasonable efforts to obtain an alternate or substitute supplier of services.

(f) Commencing as of the Commencement Date, Tenant shall pay its pro rata share for water consumed or utilized at the Eastside Premises. Tenant shall pay to Collection Agent, its pro rata share of a water charge of, initially, the product of $0.30 per square foot per annum times 30,709. The water charge shall be payable to Collection Agent in equal monthly installments, in advance, in time to permit payment of the same by Collection Agent together with such Collection Agent’s payment to Landlord of its monthly payment of Base Rent. Landlord shall, at Landlord’s cost, install a flow meter and thereby measure the consumption of water for all purposes at the Eastside Premises. Tenant, at Tenant’s sole cost and expense, shall keep any such meter and any such installation equipment in good working order and repair  . The cost for water shall be determined on the basis of the cost to Landlord for water in effect from time to time pursuant to which Landlord shall then have purchased water for the entire Building. The water charge shall be reconciled with the actual cost approximately every six months during the first twelve month period following the Commencement Date and not less than annually thereafter. The water charge shall be adjusted, if necessary, from time to time to appropriately reflect the cost of water delivered to and consumed at the Premises.

(g) The consumption and the delivery to the Eastside Premises and to the chemical storage area of heating, ventilation and air-conditioning will be separately monitored and the actual out-of-pocket costs incurred by Landlord, net of all discounts and rebates received by Landlord, in connection therewith shall be billed to Collection Agent through the Building management system and Tenant’s pro rata share thereof shall be payable by Tenant monthly, in advance.

(h) Notwithstanding anything to the contrary contained herein Landlord reserves the right to bill the tenants of Suites 802, 803 and 804 (including Tenant) such tenant’s pro rata share of the cost of all utilities used or consumed at the Eastside Premises as Additional Rent which shall then be payable by each such Tenant, monthly, in advance, together with the Base Rent.

11.	Entry by Landlord.

(a) Landlord, it agents, contractors and representatives may enter the Premises to inspect or show the Premises, to clean and make repairs, alterations or additions to the Premises the Eastside Restroom and Eastside Mechanical Room, and to conduct or facilitate repairs, alterations or additions to any portion of the Building, including other tenants’ premises. Except in emergencies or to provide janitorial and other Building services after Normal Business Hours, Landlord shall provide Tenant with reasonable prior notice of entry into the Premises, which may be given orally_ If reasonably necessary for the protection and safety of Tenant and its employees, Landlord shall have the right to temporarily close all or a portion of the Premises to perform repairs, alterations and additions. However, except in health or safety emergency situations, Landlord will not close the Premises without giving Tenant 30 days prior written notice (and Landlord will endeavor to give Tenant 60 days prior written notice). Landlord shall use commercially reasonable efforts to correct or remedy any situation causing such health or safety emergency as expeditiously as possible. Entry by Landlord shall not constitute constructive eviction or entitle Tenant to an abatement or reduction of Rent.

(b) Notwithstanding anything to the contrary contained in this Section 11, in the event there is a health or safety emergency situation which causes Landlord to close the Premises (such event a “Closure Event”) and (i) if such Closure Event shall continue for more than five (5) consecutive Business Days and (ii) such Closure Event has not been caused by an act of Tenant or Tenant’s servants, employees or contractors, then Tenant shall be entitled to an abatement of Base Rent and Additional Rent beginning on the sixth consecutive Business Day of such Closure Event and ending on the date such Closure Event ceases. Similarly, if during the course of any particular Lease Year, there have occurred days of Closure Events which have been of a duration, in each instance, of less than five (5) consecutive Business Days (and, therefore, the provisions of the preceding sentence have been inapplicable), but which, in the aggregate, have totaled thirty (30) Business Days, then as Tenant’s sole remedy in connection with any such Closure Events thereafter occurring, Tenant shall, so long as the event giving rise to any such Closure Event occurring after such thirty (30) Business Days of Closure Events, is determined by Landlord to be as a result of an insured casualty or event which gives Landlord the right to make a claim for coverage on its rental interruption policy, be entitled to an abatement of Base Rent and Additional Rent for each Business Day thereafter on which a Closure Event occurs and ending upon the date each such Closure Event ceases.

12.	Assignment and Subletting.

(a) Except in connection with (y) a Permitted Transfer (defined in Section 12(e) below), or (z) an assignment to Achillion or to CII, as contemplated in Section 12(f) below, Tenant shall not assign, sublease, transfer or encumber any interest in this Lease or allow any third party to use any portion of the Premises (collectively or individually, a “Transfer”) without the prior written consent of Landlord, which consent shall not be unreasonably withheld if Landlord does not elect to exercise its termination rights under Section 12(b) below. Without limitation, it is agreed that Landlord’s consent shall not be considered unreasonably withheld if: (1) the proposed transferee’s financial condition does not meet the criteria Landlord uses to select Building tenants having similar leasehold obligations; (2) the proposed transferee’s business is not suitable for the Building considering the zoning regulations applicable to the Building, the business of the other tenants and the Building’s prestige, or would result in a violation of another tenant’s rights; (3) the proposed transferee is a governmental agency or other occupant of the Building; (4) Tenant is in default after the expiration of any applicable notice and cure periods in this Lease; or (5) any portion of the Building or Premises would likely become subject to additional or different Laws as a consequence of the proposed Transfer. Tenant shall not be entitled to receive monetary damages based upon a claim that Landlord unreasonably withheld its consent to a proposed Transfer and Tenant’s sole remedy shall be an action to enforce any such provision through specific performance or declaratory judgment. Any attempted Transfer in violation of this Article shall constitute a breach of this Lease and shall, at Landlord’s option, be void. Consent by Landlord to one or more Transfer(s) shall not operate as a waiver of Landlord’s rights to approve any subsequent Transfer. In no event shall any Transfer or Permitted Transfer release or relieve Tenant from any obligation under this Lease.

(b) As part of its request for Landlord’s consent to a Transfer, Tenant shall provide Landlord with financial statements for the proposed transferee, a complete copy of the proposed assignment, sublease and other contractual documents and such other information as Landlord may reasonably request. Landlord shall, by written notice to Tenant within 30 days of its receipt of the required information and documentation, either: (1) consent to the Transfer by the execution of a consent agreement in a form reasonably designated by Landlord or reasonably refuse to consent to the Transfer in writing; or (2) exercise its right to terminate this Lease with respect to the portion of the Premises that Tenant is proposing to sublet or assign. If Landlord exercises its right to terminate this Lease, Landlord shall, in its notice of such exercise, give Tenant notice of the termination date and such termination shall be effective, without the necessity of any further notice to Tenant or amendment to this Lease, on the date set forth in Landlord’s notice. Tenant shall pay Landlord a review fee of $500.00 for Landlord’s review of any Permitted Transfer or requested Transfer, provided if Landlord’s actual reasonable costs and expenses (including reasonable attorney’s fees) exceed $500.00, Tenant shall reimburse Landlord for its actual reasonable costs and expenses in lieu of a fixed review fee.

(c) Tenant shall pay Landlord 50% of all rent and other consideration which Tenant receives as a result of a Transfer to a Successor Tenant that is in excess of the Rent payable to Landlord for the portion of the Premises and Term covered by the Transfer. Tenant shall pay Landlord 100% of all Rent and other consideration which Tenant receives as a result of a Transfer to Achillion that is in excess of the sum of (i) the Rent payable to Landlord for the portion of the Premises and the Term covered by the Transfer and (ii) the Excess Cost Reimbursements as defined in Assignment and that certain Assumption of Lease between Tenant, Achillion, CII and Landlord dated as of March 30, 2001, (the “Achillion Assumption Agreement”). Tenant shall pay Landlord for Landlord’s share of any excess within 30 days after Tenant’s receipt of such excess consideration. Tenant may deduct from the excess all reasonable and customary third party expenses directly incurred by Tenant attributable to the Transfer (other than Landlord’s review fee), including brokerage fees, legal fees and construction costs. If Tenant is in Monetary Default (defined in Section ‘.9(a). below), Landlord may require that all sublease payments be made directly to Landlord, in which case Tenant shall receive a credit against Rent in the amount of any payments received (less Landlord’s share of any excess).

(d) Except as provided below with respect to a Permitted Transfer, if Tenant is a corporation, limited liability company, partnership, or similar entity, and if the entity which owns or controls a majority of the voting shares/rights at any time changes for any reason (including but not limited to a merger, consolidation or reorganization), such change of ownership or control shall constitute a Transfer. The foregoing shall not apply so long as Tenant is an entity whose outstanding stock is fisted on a recognized security exchange, or if at least 80% of its voting stock is owned by another entity, the voting stock of which is so listed.

(e) Tenant may assign its entire interest under this Lease to a successor to Tenant by purchase, merger, consolidation or reorganization without the consent of Landlord (a “Permitted Transfer”), provided that all of the following conditions are satisfied: (1) Tenant is not in default under this Lease; (2) Tenant’s successor shall own all or substantially all of the assets of Tenant; (3) except as permitted in Section 12(0 below, Tenant’s successor shall have a tangible net worth which is at least equal to the greater of Tenant’s tangible net worth at the date of this Lease or Tenant’s tangible net worth as of the day prior to the proposed purchase, merger, consolidation or reorganization; and (4) Tenant shall give Landlord written notice at least 30 days prior to the effective date of the proposed purchase, merger, consolidation or reorganization. Tenant’s notice to Landlord shall include information and documentation showing that each of the above conditions has been satisfied including, without limitation, audited financial statements of Tenant and the proposed successor. If requested by Landlord, Tenant’s successor shall sign a commercially reasonable form of assumption agreement.

(f) At the request of Tenant and provided that Tenant is not in default beyond applicable grace or notice and cure periods under this Lease, all parties satisfy the provisions of the Achillion Assumption Agreement, and the Security Deposit is delivered to Landlord, then the Lease shall as of the earlier of (i) the Effective Date, (as defined in the Achillion Assumption Agreement) or (ii) the applicable Early Possession Date (as defined in the Achillion Assumption Agreement) (such date, the “Achillion Transfer Effective Date”) be assigned to Achillion and Yale University shall, subject to and as more particularly set forth in paragraph 8 of the Achillion Assumption Agreement, be released of its obligations under this Lease from and after the Achillion Transfer Effective Date. If Achillion and CII fail to pay to Tenant the Excess Cost Reimbursements or otherwise perform under the Achillion Assumption Agreement, or if Achillion or CII fail to pay to Landlord the Security Deposit, then Tenant shall on or within five (5) Business Days after the Achillion Transfer Effective Date give notice to Landlord that Tenant has elected to, effective as of the Achillion Transfer Date (i) relinquish possession of the Premises and either (y) assign the Lease to Landlord or a designee of Landlord or (z) enter into a lease termination with Landlord, or (ii) continue its tenancy under the Lease and perform all obligations of the Tenant hereunder for the remainder of the Term. If Tenant elects to relinquish possession of the Premises and assign or terminate its leasehold as set forth above, then Tenant shall be permitted to remove from the Premises only those items, equipment and furnishings as are identified on Exhibit H attached hereto and made a part hereof.

13.	Liens.

Tenant shall not permit mechanic’s or other liens to be placed upon the Property, Premises or Tenant’s leasehold interest in connection with any work or service done or purportedly done by or for benefit of Tenant. If a lien is so placed, Tenant shall, within 10 days of notice from Landlord of the filing of the lien, fully discharge the lien by setting the claim which resulted in the lien or by bonding or insuring over the lien in the manner prescribed by the applicable Law. If Tenant fails to discharge the lien, then, in addition to any other right or remedy of Landlord, Landlord may bond or insure over the lien or otherwise discharge the lien. Tenant shall reimburse Landlord for any amount paid by Landlord to bond or insure over the lien or discharge the lien, including, without limitation, reasonable attorneys’ fees (if and to the extent permitted by Law) within 30 days after receipt of an invoice from Landlord.

14.	Indemnity and Waiver of Claims.

(a) Except to the extent caused by the gross negligence or willful misconduct of Landlord or any Landlord Related Parties (defined below), Tenant shall indemnify, defend and hold Landlord, its trustees, members, principals, beneficiaries, partners, officers, directors, employees, and agents (“Landlord Related Parties”) harmless against and from all liabilities, obligations, damages, penalties, claims, actions, costs, charges and expenses, including, without limitation, reasonable attorneys’ fees and other professional fees (if and to the extent permitted by Law), which may be imposed upon, incurred by or asserted against Landlord or any of the Landlord Related Parties and arising out of or in connection with any damage or injury occurring in the Premises or any acts or omissions (including violations of Law) of Tenant, the Tenant Related Parties (defined below) or any of Tenant’s transferees contractors or licensees.

(b) Except to the extent caused by the gross negligence or willful misconduct of Tenant or any Tenant Related Parties (defined below), Landlord shall indemnify, defend and hold Tenant, its trustees, members, principals, beneficiaries, partners, officers, directors, employees and agents (“Tenant Related Parties”) harmless against and from all liabilities, obligations, damages, penalties, claims, actions, costs, charges and expenses, including, without limitation, reasonable attorneys’ fees and other professional fees (if and to the extent permitted by Law), which may be imposed upon, incurred by or asserted against Tenant or any of the Tenant Related Parties and arising out of or in connection with the acts or omissions (including violations of Law) of Landlord, the Landlord Related Parties or any of Landlord’s contractors.

(c) Landlord and the Landlord Related Parties shall not be liable for, and Tenant waives, all claims for loss or damage to Tenant’s business or loss, theft or damage to Tenant’s Property or the property of any person claiming by, through or under Tenant resulting from: (1) wind or weather; (2) the failure of any sprinkler, heating or air-conditioning equipment, any electric wiring or any gas, water or steam pipes; (3) the backing up of any sewer pipe or downspout; (4) the bursting, leaking or running of any tank, water closet, drain or other pipe; (5) water, snow or ice upon or coming through the roof, skylight, stairs, doorways, windows, walks or any other place upon or near the Building; (6) any act or omission of any party other than Landlord or Landlord Related Parties; and (7) any causes not reasonably within the control of Landlord. Tenant shall insure itself against such losses under Article 15 below.

15.	Insurance.

(a) Tenant shall carry and maintain the following insurance (“Tenant’s Insurance”), at its sole cost and expense: (I) Commercial General Liability Insurance applicable to the Premises, the Eastside Restroom, Eastside Mechanical Room and their appurtenances providing, on an occurrence basis, a minimum combined single limit of $3,000,000.00; (2) All Risk Property/Business Interruption Insurance, including flood and earthquake, written at replacement cost value and with a replacement cost endorsement covering all of Tenant’s trade fixtures, equipment, furniture and other personal property within the Premises (“Tenant’s Property”); (3) environmental impairment insurance (which must include an explicit clause or endorsement to cover Tenant’s covenant obligation of Section 32(d), have limits of not less than $3, 000,000.00 per occurrence and $5,000,000.00 annual aggregate for sudden and accidental occurrences or non-sudden and accidental occurrences arising from the Premises or activities of any and all users and occupiers thereof; insurance written on a claims-made basis shall include an extended discovery period of at lease 24 months after cancellation or expiration of the policy); and (4) Workers’ Compensation Insurance as required by the state in which the Premises is located and in amounts as may be required applicable statute; and (5) Employers Liability Coverage of at least $2,000,000.00 per occurrence_ Any company writing any of Tenant’s Insurance shall be reasonably acceptable to Landlord and its Mortgagee (as defined below). All Commercial General Liability Insurance policies shall name Tenant as a named insured and Landlord (or any successor), its property manager(s), and its Mortgagee(s) (as defined in Section 26), and other designees of Landlord as their respective interests may appear, as additional insureds. All policies of Tenant’s insurance shall contain endorsements that the insurer(s) shall give Landlord, its Mortgagee(s) and its designees at least 30 days’ advance written notice of any change, cancellation, termination or lapse of insurance. Tenant shall provide Landlord with a certificate of insurance evidencing Tenant’s Insurance prior to the earlier to occur of the Commencement Date or the date Tenant is provided with possession of the Premises for any reason, and upon renewals at least 15 days prior to the expiration of the insurance coverage. Except as specifically provided to the contrary, the limits of Tenant’s insurance shall not limit its liability under this Lease. The Collection Agent is obligated under its Lease for Suite 804 to carry All Risk Property/Business Interruption Insurance, including flood and earthquake, written at replacement cost value and with a replacement cost endorsement covering the equipment, fixtures, furniture and personal property in the Eastside Restroom and Eastside Mechanical Room. Tenant and the tenant of Suites 803 shall share the cost of the insurance carried by the Collection Agent with respect to the Eastside Restroom and Eastside Mechanical Room, on a pro-rata basis.

(b) Landlord shall maintain (the costs of which shall be an Expense under Section 4 of this Lease), among other coverages, an all risk property insurance policy on the Building insuring the full replacement value thereof (but excluding the value of Tenant’s personal property and equipment) which policy shall include coverage for, but not be limited to, fire and extended perils including flood and earthquake, to the extent available and including rental loss coverage.

16.	Subrogation.

Notwithstanding anything in this Lease to the contrary, Landlord and Tenant shall cause their respective insurance carriers to waive any and all rights of recovery, claim, action or causes of action against the other and their respective trustees, principals, beneficiaries, partners, officers, directors, agents, and employees, for any loss or damage that may occur to Landlord or Tenant or any party claiming by, through or under Landlord or Tenant, as the case may be, with respect to Tenant’s Property, the Building, the Premises, any additions or improvements to the Building or Premises, or any contents thereof, including all rights of recovery, claims, actions or causes of action arising out of the negligence of Landlord or any Landlord Related Parties or the negligence of Tenant or any Tenant Related Parties, which loss or damage is (or would have been, had the insurance required by this Lease been carried) covered by insurance.

17.	Casualty Damage.

(a) If all or any part of the Premises is damaged by fire or other casualty, Tenant shall immediately notify Landlord in writing. During any period of time that all or a material portion of the Premises is rendered untenantable as a result of a fire or other casualty, the Rent shall abate for the portion of the Premises that is untenantable and not used by Tenant. Landlord shall have the right to terminate this Lease if: (1) the Building shall be damaged so that, in Landlord’s reasonable judgment, substantial alteration or reconstruction of the Building shall be required (whether or not the Premises has been damaged) and provided Landlord is using reasonable efforts to terminate all other leases in effect at the Building; (2) Landlord is not permitted by Law to rebuild the Building in substantially the same form as existed before the fire or casualty; (3) the Premises have been materially damaged and there is less than 2 years of the Term remaining on the date of the casualty; (4) any Mortgagee (as defined in Article 26) requires that the insurance proceeds be applied to the payment of the mortgage debt; or (S) a material uninsured loss to the Building occurs. Landlord agrees it shall not discriminate against Tenant by electing to terminate this Lease alone, except in the event of a termination by Landlord under Subsection (3) above. Landlord may exercise its right to terminate this Lease by notifying Tenant in writing within 90 days after the date of the casualty. If Landlord does not terminate this Lease, Landlord shall endeavor to commence to repair and restore the damage on the earlier to occur of the date of receipt of insurance proceeds or the date which is 90 days after the date of the casualty. Landlord shall thereafter proceed with reasonable diligence to complete repair and restoration of the Building and the Leasehold Improvements (excluding any Alterations that were performed by Tenant in violation of this Lease). However, in no event shall Landlord be required to spend more than the insurance proceeds received by Landlord. la the event Landlord fails to complete repair or restoration to such an extent as to permit Tenant to use and occupy the Premises within 270 days from the earlier to occur of the date (i) Landlord actually commences repair or restoration or (ii) which is 90 days from the date of the occurrence of the casualty, then Tenant may, by giving notice to Landlord prior to the date such repair or restoration is so completed, as its sole remedy, terminate this Lease. Landlord shall not be liable for any loss or damage to Tenant’s Property or to the business of Tenant resulting in any way from the fire or other casualty or from the repair and restoration of the damage. Landlord and Tenant hereby waive the provisions of any Law relating to the matters addressed in this Article, and agree that their respective rights for damage to or destruction of the Premises shall be those specifically provided in this Lease.

(b) If all or any portion of the Premises shall be made untenantable by fire or other casualty, Landlord shall, with reasonable promptness, cause an architect or general contractor selected by Landlord to provide Landlord and Tenant with a written estimate of the amount of time required to substantially complete the repair and restoration of the Premises and make the Premises tenantable again, using standard working methods (“Completion Estimate”). If the Completion Estimate indicates that the Premises cannot be made tenantable within 270 days from the date the repair and restoration is started, then regardless of anything in Section 17(a) above to the contrary, either party shall have the right to terminate this Lease by giving written notice to the other of such election within 10 days after receipt of the Completion Estimate. Tenant, however, shall not have the right to terminate this Lease if the fire or casualty was caused by the negligence or intentional misconduct of Tenant, Tenant Related Parties or any of Tenant’s transferees, contractors or licensees.

18.	Condemnation.

Either party may terminate this Lease if the whole or any material part of the Premises shall be taken or condemned for any public or quasi-public use under Law, by eminent domain or private purchase in lieu thereof (a “Taking”). Landlord shall also have the right to terminate this Lease if there is a Taking of any portion of the Building or Property which would leave the remainder of the Building unsuitable for use as an office building in a manner comparable to the Building’s use prior to the Taking. In order to exercise its rights to terminate the Lease, Landlord or Tenant, as the case may be, must provide written notice of termination to the other within 45 days after the terminating party first receives notice of the Taking. Any such termination shall be effective as of the date the physical taking of the Premises or the portion of the Building or Property occurs. If this Lease is not terminated, the Rentable Square Footage of the Building, the Rentable Square Footage of the Premises and Tenant’s Pro Rata Share shall, if applicable, be appropriately adjusted. In addition, Rent for any portion of the Premises taken or condemned shall be abated during the unexpired Term of this Lease effective when the physical taking of the portion of the Premises occurs. All compensation awarded for a Taking, or sale proceeds, shall be the property of Landlord, any rights to receive compensation or proceeds being expressly waived by Tenant. However, Tenant may file a separate claim at its sole cost and expense for Tenant’s Property and Tenant’s reasonable relocation expenses, provided the filing of the claim does not diminish the award which would otherwise be receivable by Landlord.

19.	Events of Default.

Tenant shall be considered to be in default of this Lease upon the occurrence of any of the following events of default:

(a) Tenant’s failure to pay within 5 days of the date when due all or any portion of the Rent (a “Monetary Default”), provided Landlord shall not more than 2 times within any 12 consecutive month period give to Tenant notice of Tenant’s failure to pay rent when due and S days within which to cure such failure after any such written notice shall have been given. If Landlord has provided Tenant with such 2 notices within any 12 month period of Tenant’s Monetary Default, Tenant’s subsequent failure to pay Rent when due within such 12 consecutive month period shall, at Landlord’s option, be an incurable event of Monetary Default by Tenant.

(b) Tenant’s failure to comply with any other term, provision or covenant of this Lease (which is other than a Monetary Default), if the failure is not cured within 30 days after written notice to Tenant. However, if Tenant’s failure to comply cannot reasonably be cured within 10 days (as shall be determined by Landlord, in the exercise of its sole, but reasonable, judgment), Tenant shall be allowed additional time (not to exceed 60 days) as is reasonably necessary to cure the failure so long as: (1) Tenant commences to cure the failure within 30 days, and (2) Tenant diligently pursues a course of action that will cure the failure and bring Tenant back into compliance with the Lease. However, if Tenant’s failure to comply creates a hazardous condition, the failure must be cured immediately upon notice to Tenant. In addition, if Landlord provides Tenant with notice of Tenant’s failure to comply with any particular term, provision or covenant of the Lease on 2 occasions during any 12 consecutive month period, Tenant’s subsequent violation of such term, provision or covenant within such 12 consecutive month period shall, at Landlord’s option, be an incurable event of default by Tenant.

(c) Tenant or any Guarantor becomes insolvent, makes a transfer in fraud of creditors or makes and assignment for the benefit of creditors, or admit in writing its inability to pay its debts when due.

(d) The leasehold estate is taken by process or operation of Law.

(e) Tenant abandons or vacates all or any portion of the Premises.

(f) After a transfer or assignment of the Lease to a Successor Tenant, if such Successor Tenant is in default beyond any applicable grace or notice and cure period under any other lease or agreement with Landlord.

(g) After a transfer or assignment of the Lease to Achillion, if Achillion is in default beyond any applicable grace or notice and cure period under any other lease or agreement with Landlord.

So long as the Achillion Assumption Agreement remains in effect, Landlord agrees that it shall, when giving notice to Tenant of a default or the occurrence of an event of default, give notice to Achillion of such default. Achillion shall then have the right, but not the obligation, to cure such default within any applicable grace or notice and cure period provided for in this Lease with respect to such default and Landlord shall accept such cure if timely made.

20.	Remedies.

(a) Upon any default, Landlord shall have the right without notice or demand (except as provided in Article 19) to pursue any of its rights and remedies at Law or in equity, including any one or more of the following remedies:

(i) Terminate this Lease, in which case Tenant shall immediately surrender the Premises to Landlord. If Tenant fails to surrender the Premises, Landlord may, in compliance with applicable Law and without prejudice to any other right or remedy, enter upon and take possession of the Premises and expel and remove Tenant, Tenant’s Property and any party occupying all or any part of the Premises_ Tenant shall pay Landlord or demand the amount of all past due Rent and other losses and damages which Landlord may suffer as a result of Tenant’s default, whether by Landlord’s inability to relet the Premises on satisfactory terms or otherwise, including, without limitation, all Costs of Reletting (defined below) and any deficiency that may arise from reletting or the failure to relet the Premises. “Cost of Reletting” shall include all costs and expenses incurred by Landlord in reletting or attempting to relet the Premises, including, without limitation, reasonable legal fees, brokerage commissions, the cost of alterations and the value of other concession or allowance granted to a new tenant.

(ii) Terminate Tenant’s right to possession of the Premises and, in compliance with applicable Law, expel and remove Tenant, Tenant’s Property and any parties occupying all or any part of the Premises. Landlord may (but shall not be obligated to) relet all or any part of the Premises, without notice to Tenant, for a term that may be greater or less than the balance of the Term and on such conditions (which may include concessions, free rent and alterations of the Premises) and for such uses as Landlord in its absolute discretion shall determine. Landlord may collect and receive all rents and other income from the reletting. Tenant shall pay Landlord on demand all past due Rent, all Costs of Reletting and any deficiency arising from the reletting or failure to relet the Premises. Landlord shall not be responsible or liable for the failure to relet all or any part of the Premises or for the failure to collect any Rent. The re-entry or taking of possession of the Premises shall not be construed as an election by Landlord to terminate this Lease unless a written notice of termination is given to Tenant.

(iii) In lieu of calculating damages under Sections 20(a)(i) or 20(a)(ii) above, Landlord may elect to receive as damages the sum of (a) all Rent accrued through the date of termination of this Lease or Tenant’s right to possession, and (b) an amount equal to the total Rent that Tenant would have been required to pay for the remainder of the Term discounted to present value at the Prime Rate (defined in Section 20(b) below) then in effect, minus the then present fair rental value of the Premises for the remainder of the Term, similarly discounted, after deducting all anticipated Costs of Reletting.

(b) Unless expressly provided in this Lease, the repossession or re-entering of all or any part of the Premises shall not relieve Tenant of its liabilities and obligations under the Lease. No right or remedy of Landlord shall be exclusive of any other right or remedy. Each right and remedy shall be cumulative and in addition to any other right and remedy now or subsequently available to Landlord at Law or in equity. If Landlord declares Tenant to be in default, Landlord shall be entitled to receive interest on any unpaid item of Rent at a rate equal to the Prime Rate plus 4%. For purposes hereof, the “Prime Rate” shall be the per annum interest rate published from time to time in the so-called Money Rates section of The Wall Street Journal or if The Wall Street Journal is no longer published or no longer publishes a “prime rate”, then the per annum interest rate publicly announced as its prime or base rate by a federally insured bank selected by Landlord in the state in which the Building is located. Forbearance by Landlord to enforce one or more remedies shall not constitute a waiver of any default.

(c) In the event this Lease provides for any rent concession or abatement or for any period during which Tenant is not obligated to pay Base Rent and/or Additional Rent, then the entire amount of the concession or of the abated Base Rent and Additional Rent that would otherwise have been due and payable for any such period shall become immediately due and payable upon the occurrence of a default by Tenant under this Lease which continues beyond any applicable notice and cure periods.

21.	Limitation of Liability.

NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS LEASE, THE LIABILITY OF LANDLORD (AND OF ANY SUCCESSOR LANDLORD) TO TENANT SHALL BE LIMITED TO THE INTEREST OF LANDLORD IN THE PROPERTY. TENANT SHALL LOOK SOLELY TO LANDLORD’S INTEREST IN THE PROPERTY AND PROCEEDS OF ANY SALE OF THE BUILDING, INSURANCE PROCEEDS, CONDEMNATION AWARDS, AND/OR FINANCING AND REFINANCING PROCEEDS FOR THE RECOVERY OF ANY JUDGMENT OR AWARD AGAINST LANDLORD FOR THE RECOVERY OF ANY JUDGMENT OR AWARD AGAINST LANDLORD. NEITHER LANDLORD NOR ANY LANDLORD RELATED PARTY SHALL BE PERSONALLY LIABLE FOR ANY JUDGMENT OR DEFICIENCY. BEFORE FILING SUIT FOR AN ALLEGED DEFAULT BY LANDLORD, TENANT SHALL GIVE LANDLORD AND THE MORTGAGEE(S) (DEFINED IN ARTICLE 26 BELOW) WHOM TENANT HAS BEEN NOTIFIED HOLD MORTGAGES (DEFINED IN ARTICLE 26 BELOW) ON TILE PROPERTY, BUILDING OR PREMISES, NOTICE AND REASONABLE TIME TO CURE THE ALLEGED DEFAULT.

22.	No Waiver.

Either party’s failure to declare a default immediately upon its occurrence, or delay in taking action for a default shall not constitute a waiver of the default, nor shall it constitute an estoppel. Either party’s failure to enforce its rights for a default shall not constitute a waiver of its rights regarding any subsequent default. Receipt by Landlord of Tenant’s keys to the Premises shall not constitute an acceptance or surrender of the Premises.

23.	Quiet Enjoyment.

Tenant shall, and may peacefully have, hold and enjoy the Premises, subject to the terms of this Lease, provided Tenant pays the Rent and fully performs all of its covenants and agreements. This covenant and all other covenants of Landlord shall be binding upon Landlord and its successors only during its or their respective periods of ownership of the Building, and shall not be a personal covenant of Landlord or the Landlord Related Parties.

24.	Intentionally Omitted.

25.	Holding Over.

If Tenant fails to surrender the entirety of the Premises at the expiration or earlier termination of this Lease, occupancy of the Premises after the termination or expiration shall be that of a tenancy at sufferance. Tenant’s occupancy of the Premises during the holdover shall be subject to all the terms and provisions of this Lease and Tenant shall pay an amount (on a per month basis without reduction for partial months during the holdover) equal to 200% of the sum of the Base Rent and Additional Rent due for the period immediately preceding the holdover. No holdover by Tenant or payment by Tenant after the expiration or early termination of this Lease shall be construed to extend the Term or prevent Landlord from immediate recovery of possession of the Premises by summary proceedings or otherwise. In addition to the payment of the amounts provided above, if Landlord is unable to deliver possession of the Premises to a new tenant, or to perform improvements for a new tenant, as a result of Tenant’s holdover and Tenant fails to vacate the Premises within 10 days after Landlord notifies Tenant of Landlord’s inability to deliver possession, or perform improvements, Tenant shall be liable to Landlord for all damages, including, without limitation, consequential damages, that Landlord suffers from the holdover.

26.	Subordination to Mortgages; Estoppel Certificate.

(a) This Lease, and all rights of Tenant hereunder, are and shall be subject and subordinate in all respect to any mortgage(s), deed(s), trust, ground lease(s) or other liens now or subsequently arising upon the Premises, the Building or the Property and to renewals, modifications, and extensions thereof (collectively, the “Mortgages”) whether or not the Mortgages shall also cover other lands and/or buildings and each and every advance made or hereafter to be made under the Mortgages. The provisions of this section shall be self-operative and no further instrument of subordination shall be required as to any Mortgage fled subsequent to the effective date hereof only if the holder of such Mortgage (a “Mortgagee”) agrees in writing or the terms of the Mortgage provide that for so long as Tenant is not in default of its obligations set forth in this Lease beyond any applicable notice and cure period, the Mortgagee will hot, in foreclosing against, or taking possession of the Premises or otherwise exercising its right under the Mortgage, disturb the Tenant’s right of possession under this Lease. In confirmation of such subordination, Tenant shall within 10 days after receipt of a request for the same, execute and deliver at its own cost and expense any instrument, in recordable form if required, that Landlord or the Mortgagee may request to evidence such subordination, and Tenant hereby constitutes and appoints Landlord attorney-in-fact for Tenant to execute any such instrument for and on behalf of Tenant.

(b) If, at any time prior to the expiration of the Term, the Mortgagee shall become the owner of the Building as a result of foreclosure of its mortgage or conveyance of the Building, or become a mortgagee in possession of the Property or the Building, Tenant agrees, at the election and upon demand of any owner of the Property or the Building, or of the Mortgagee (including a leasehold mortgagee) in possession of the Property or the Building, to attorn from time to time to any such owner, holder or lessee upon the then executory terms and conditions of this Lease, provided that such owner, holder or lessee, as the case may be, shall then be entitled to possession of the Premises. Such successor in interest to Landlord shall not be bound by (i) any payment of rent or additional rent for more than one month in advance, except prepayments in the nature of security for the performance by Tenant of its obligations under the Lease, or (ii) any amendment, modification or termination of this Lease made without the consent of the Mortgagee or (iii) any offsets which may be asserted by the Tenant against payments of Rent as a result of any default by or claims against Landlord hereunder arising prior to the date such successor takes possession of the Premises or (iv) any obligation by Landlord as lessor hereunder to perform any work or grant any concession without the Mortgagee’s express assumption of such obligation to perform work or grant such concession. The foregoing provisions of this Section shall inure to the benefit of any such owner, holder or lessee, shall be self-operative upon any such demand, and no further instrument shall be required to give effect to said provisions, although Tenant shall execute such an instrument upon the request of a Mortgagee.

(c) Landlord and Tenant shall each, within 10 days after receipt of a written request from the other, execute and deliver an estoppel certificate to those parties as are reasonably requested by the other (including a Mortgagee or prospective purchaser). The estoppel certificate shall include a statement certifying that this Lease is unmodified (except as identified in the estoppel certificate) and in full force and effect, describing the dates to which Rent and other charges have been paid, representing that, to such party’s actual knowledge, there is no default (or stating the nature of the alleged default) and indicating other matters with respect to the Lease that may reasonably be requested.

(d) Landlord shall, on or before the Rent Commencement Date and as a condition precedent to the commencement of Tenant’s obligation to pay Rent, deliver to Tenant a non-disturbance agreement from the Mortgagee holding the Mortgage encumbering the Property as of that date, substantially in the form attached hereto as Exhibit I.

27.	Attorney’s Fees.

If either party institutes a suit against the other for violation of or to enforce any covenant or condition of this Lease, or if either party intervenes in any suit in which the other is a party to enforce or protect its interest or rights, the prevailing party shall be entitled to all of its costs and expenses, including, without limitation, reasonable attorney’s fees.

28.	Notice.

If a demand, request, approval, consent or notice (collectively referred to as a “notice”) shall or may be given to either party by the other, the notice shall be in writing and delivered by hand or sent by registered or certified mail with return receipt requested, or sent by overnight or same day courier service at the party’s respective Notice Address(es) set forth in Article 1, except that if Tenant has vacated the Premises (or if the Notice Address for Tenant is other than the Premises, and Tenant has vacated such address) without providing Landlord a new Notice Address, Landlord may serve notice in any manner described in this Article or in any other manner permitted by Law. Each notice shall be deemed to have been received or given on the earlier of actual delivery or the date on which delivery is refused, or, if Tenant has vacated the Premises or the other Notice Address of Tenant without providing a new Notice Address, three (3) days after notice is deposited in the U.S. mail or with a courier service in the manner described above. Either party may, at any time, change its Notice Address by giving the other party written notice of the new address in the manner described in this Article.

29.	Excepted Rights.

This Lease does not grant any rights to light or air over or about the Building. Landlord excepts and reserves exclusively to itself the use of: (1) roofs, (2) telephone, electrical and janitorial closets, (3) equipment rooms, Building risers or chaseways or similar areas that are used by Landlord for the provision of Building services, (4) rights to the land and improvements below the floor of the Premises, (5) the improvements and air rights about the Premises, (6) the improvements and air rights outside the demising walls of the Premises, and (7) the areas within the Premises used for the installation of utility lines and other installations serving occupants of the Building. Landlord has the right to change the Building’s name or address. Landlord also has the right to make such other changes to the Property and Building as Landlord deems appropriate, provided the changes do not materially affect Tenant’s ability to use the Premises for the Permitted Use. Landlord shall also have the right (but not the obligation) to temporarily close the Building if Landlord reasonably determines that there is an imminent danger of significant damage to the Building or of personal injury to Landlord’s employees or the occupants of the Building. The circumstances under which Landlord may temporarily close the Building shall include, without limitation, electrical interruptions, hurricanes and civil disturbances. A closure of the Building under such circumstances shall not constitute a constructive eviction nor entitle Tenant to an abatement or reduction of Rent, provided Landlord promptly proceeds to rectify the same and as soon as practical thereafter reopens the Building and provided further, in the event, the closure shall continue for more than 5 consecutive business days and provided the closure has not been caused by Tenant or Tenant’s servants, employees or contractors, then, as Tenant’s sole remedy in connection with such closure, Tenant shall be entitled to an abatement of Base Rent and Additional Rent beginning on the sixth consecutive Business Day of such closure and ending on the date that the Building is reopened.

30.	Surrender of Premises.

At the expiration or earlier termination of this Lease or Tenant’s right of possession, Tenant shall remove Tenant’s Property (defined in Article 15) from the Premises, and quit and surrender the Premises, and its interest in the Eastside Restroom and the Eastside Mechanical Room to Landlord, broom clean, and in good order, condition and repair, ordinary wear and tear excepted. Tenant shall also be required to remove the Required Removables in accordance with Article 8. If Tenant fails to remove any of Tenant’s Property within 2 days after the termination of this Lease or of Tenant’s right to possession, Landlord, at Tenant’s sole cost and expense, shall be entitled (but not obligated) to remove and store Tenant’s Property. Landlord shall not be responsible for the value, preservation or safekeeping of Tenant’s Property. Tenant shall pay Landlord, upon demand, the expenses and storage charges incurred for Tenant’s Property. In addition, if Tenant fails to remove Tenant’s Property from the Premises or storage, as the case may be, within 30 days after written notice, Landlord may deem all or any part of Tenant’s Property to be abandoned, and title to Tenant’s Property shall be deemed to be immediately vested in Landlord.

31.	Landlord’s Base Building Work.

(a) The Landlord shall complete, at the Landlord’s cost and expense as set forth herein, the work at the Building (the “Landlord’s Base Building Work”) set forth in the Base Building Tenant Services Specifications (the “Base Building MEP”) attached hereto as Exhibit F. Attached hereto as Exhibit J is a specific list of components of Landlord’s Base Building Work that are to be Substantially Completed by Landlord on or before the date identified on Exhibit J with respect to each such component.

(b) Landlord’s Base Building Work shall be deemed to be “Substantially Complete” or “Substantially Completed” when the work set forth on Exhibit F has been completed in a good and workmanlike manner and in accordance with applicable Laws, except only for minor details or minor items of work, the delayed completion of which will not substantially or unreasonably interfere with the Tenant’s use of the Premises as contemplated hereby.

32.	Environmental Compliance.

(a) Tenant hereby covenants to Landlord that Tenant shall (a) (i) comply with all Environmental Laws (as defined below) and obtain all necessary permits and approvals applicable to the discharge, generation, manufacturing, removal, transportation, treatment, storage, disposal and handling of Hazardous Materials or Wastes (as defined below) as apply to the activities of the Tenant, its directors, officers, employees, agents, contractors, subcontractors, licensees, invitees, successors and assigns at the Property (the “Tenant Parties”) and, without limiting the generality of the foregoing, and prior to the expiration or termination of this Lease, the closure of any hazardous waste storage area and/or any Nuclear Regulatory Commission (“NRC”) regulated facilities in accordance with all applicable Environmental Laws and NRC requirements, as applicable; (ii) promptly remove any Hazardous Materials or Wastes from the Premises in accordance with all applicable Environmental Laws and orders of governmental authorities having jurisdiction; (iii) pay or cause to be paid all costs associated with such removal of such Hazardous Materials or Wastes generated by Tenant or the Tenant Parties including any remediation and restoration of the Premises; and (iv) indemnify Landlord from and against all losses, claims and costs arising out of the migration of Hazardous Materials or Wastes from or through the Premises into or onto or under other portions of the Building or the Property or other properties; (b) keep the Property free of any lien imposed pursuant to any applicable Environmental Law in connection with the existence of Hazardous Materials or Wastes in or on the Premises caused or generated by Tenant or the Tenant Parties; (c) not install or permit to be installed or to exist in the Premises any asbestos, asbestos-containing materials, urea formaldehyde insulation or any other chemical or substance which has been determined to be a hazard to health and environment; (d) not cause or permit to exist, as a result of an intentional or unintentional act or omission on the part of Tenant, any Tenant Parties or any occupant of the Premises, a releasing, spilling, leaking, pumping, emitting, pouring, discharging, emptying or dumping of any Hazardous Materials or Wastes onto the Premises, the Building or the Property; (e) after an assignment or transfer of the Lease to a Successor Tenant, Achillion or CII, identify on Exhibit D all Hazardous Materials or Wastes currently stored or used by Tenant, at the Premises, notify Landlord of any changes or additions to the Hazardous Materials or Wastes so used; (f) store and maintain within the Premises quantities of such Hazardous Materials or Wastes within or below Tenant’s pro rata share of the 100% limit of the “exempt amount” of “high hazard materials” (each as defined in the Boca National Building Code, the “NBC”) permitted for the control area in which the Premises are located to avoid classification of the Building in Use Group H, High Hazard occupancy, by the criteria of the NBC (the definition of the control area and method of determining Tenant’s pro-rata share is set forth below); (g) give all notifications and prepare all reports required by Laws with respect to Hazardous Materials or Wastes existing on, released from or emitted from the Premises (and shall give copies of all such notifications and reports to Landlord); (h) promptly notify Landlord in writing of any release, spill, leak, emittance, pouring, discharging, emptying or dumping of Hazardous Materials or Wastes in or on the Premises; (i) if Landlord has a reasonable basis of belief that Tenant, the Tenant Parties or any occupant of the Premises permitted a release or spill of Hazardous Materials or Wastes to occur, pay for periodic environmental monitoring by Landlord as well as subsurface testing paid as Additional Rent; and (j) promptly notify Landlord in writing of any summons, citation, directive, notice, letter or other communication, written or oral, from any local, state or federal governmental agency, or of any claim or threat of claim known to Tenant, made by any third party relating to the presence or releasing, spilling, leaking, pumping, emitting, pouring, discharging, emptying or dumping of any Hazardous Materials or Wastes onto the Premises. Tenant further covenants and agrees that (i) all waste water discharged from the Premises, including from Laboratory Space, shall be suitable for discharge into the Building’s collection facility and into the sanitary sewer system; (ii) it shall collect all chemicals and biological waste into appropriate hazardous waste storage receptacles and discard the same in accordance with applicable Environmental Laws and shall not dispose of the same through the Building’s plumbing system; and (iii) comply with all Laws and with Tenant’s internal guidelines, protocols and procedures governing the operation of the microbiological and/or biomedical laboratories within the Premises. For purposes of subsection (f) above: The term “Control Area” means one of the two areas on the floor of the Building on which the Premises are located which are separated from each other by a two-hour fire wall; and Tenant’s pro-rata share of the Control Area shall be determined on the basis of a fraction, the numerator of which is the rentable square footage of the Premises located on the eighth floor of the Building and the denominator of which is 30,709, that is, the rentable square footage of the Control Area. Tenant’s obligations under this Article shall survive termination of the Lease.

(b) Tenant agrees that, at or prior to the termination of this Lease, it shall (i) remove and dispose of, in accordance with all applicable Environmental Laws, all Hazardous Materials or Wastes used, generated, manufactured, stored or otherwise associated with Tenant’s use and operations at the Premises; (ii) deliver to Landlord an environmental assessment or other document, from an environmental consultant reasonably satisfactory to Landlord, and in the form and substance reasonably satisfactory to Landlord, that will confirm the absence of contamination of the Premises, occurring or otherwise present, by virtue of the Hazardous Materials or Wastes used, generated, manufactured, stored or otherwise associated with Tenant’s use of and operations at the Premises; and (iii) if a closure is required under the provisions of the Resource Conservation and Recovery Act, 42 U.S.C. Subsection 6901, et seq. (“RCRA”) or other applicable Environmental Laws, evidence reasonably satisfactory to Landlord that such closure has been completed in accordance with all applicable RCRA and Environmental Law requirements.

Tenant agrees that, if Tenant is obligated to close any hazardous waste storage area, if such closure has not been fully completed as of the Termination Date, Tenant shall, in connection therewith, and as security for Tenant’s obligation, on Landlord’s request deposit with Landlord a reasonable sum, not to exceed $50,000.00, which Landlord shall be entitled to continue to hold as security for the proper and lawful closure of such hazardous waste storage area (the “Closure Obligation”). In lieu of cash, Tenant may provide Landlord with an unconditional, irrevocable, assignable letter of credit, (the “Letter of Credit”) for all or a portion of such amount. In the event Tenant furnishes the Letter of Credit, the Letter of Credit shall be on the following terms and conditions: (i) issued by a commercial bank acceptable to Landlord, which bank must have an office in Hartford, Connecticut; (ii) having a term which shall have an expiration date not sooner than the date which is five (5) years from the Termination Date or sooner termination date, however, if the Letter of Credit has an earlier expiration date, it shall contain a so-called “evergreen clause”; (iii) available for negotiation by draft(s) at sight accompanied by a statement signed by Landlord stating that the amount of the draw represents funds due to Landlord (or its successors and assigns) due to the failure of Tenant to perform its Closure Obligation or (iv) be otherwise on terms and conditions reasonably satisfactory to Landlord. It is agreed that in the event Tenant fails to perform its Closure Obligation, Landlord may draw upon the Letter of Credit or upon the funds held on account as the Security Deposit to the extent required to perform the same. In the event that Tenant shall fully and faithfully perform its Closure Obligation (as shall be evidenced by a sign-off or other definitive communication from applicable governmental authorities) and all of its other obligations under this Lease, the Letter of Credit and/or funds on deposit with Landlord shall be returned to Tenant. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the Letter of Credit or any funds on deposit and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. The foregoing right of Landlord to require that Tenant deposit such security is in addition to, and not in lieu of, the rights and remedies otherwise available to Landlord under this Lease.

(c) The term “Hazardous Materials or Wastes” shall mean any hazardous or toxic materials, pollutants, chemicals, or contaminants, including without limitation asbestos, asbestos-containing materials, urea formaldehyde foam insulation, polychlorinated biphenyls (PCBS) and petroleum products as defined, determined or identified as such in any Environmental Laws, as hereinafter defined. The term “Environmental Laws” means any federal, state, county, municipal or local laws, rules or regulations (whether now existing or hereinafter enacted or promulgated) relating to pollution, or to the protection of human health and/or the environment, including, without limitation, the Clean Water Act, 33 U.S.C. § 1251 et seq. (1972), the Clean Air Act, 42 U.S.C. § 7401 et seq. (1970), the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Subsection 1802, The Resource Conservation and Recovery Act; 42 U.S.C. Subsection 6901 et seq., the Occupational Safety and Health Act of 1970, 29 U.S.C. § 651 et seq., any similar state laws such as, without limitation, Connecticut General Statutes Title 22a (Protection of Environment) and the regulations promulgated thereunder, as well as any judicial or administrative interpretation thereof, including any judicial or administrative orders or judgments.

(d) Tenant hereby agrees to defend, indemnify and hold harmless Landlord, its employees, agents, contractors, subcontractors, licensees, invitees, successors and assigns from and against any and all claims, losses, damages, liabilities, judgements, costs and expenses (including, without limitation, attorneys’ fees and costs incurred in the investigation, defense and settlement of claims or remediation of contamination) incurred by such indemnified parties as a result of or in connection with the presence at or removal of Hazardous Materials or Wastes from the Premises or as a result of or in connection with activities prohibited under this Article 32. Tenant shall bear, pay and discharge, as and when the same become due and payable, any and all such judgments or claims for damages, penalties or otherwise against such indemnified parties, shall hold such indemnified parties harmless against all claims, losses, damages, liabilities, costs and expenses, and shall assume the burden and expense of defending all suits, administrative proceedings, and negotiations of any description with any and all persons, political subdivisions or government agencies arising out of any of the occurrences set forth in this Paragraph 32. The provisions of this Article shall survive termination of this Lease.

(e) Landlord hereby covenants with Tenant that Landlord shall comply with all Environmental Laws applicable with respect to the common areas of the Building and obtain all necessary permits and approvals applicable to the discharge, generation, manufacturing, removal, transportation, treatment, storage, disposal and handling of Hazardous Materials or Wastes as apply to the activities of Landlord, its directors, officers, employees, agents, contractors, subcontractors, licensees, invitees, successors and assigns at the property.

(f) Landlord hereby agrees to defend, indemnify and hold harmless Tenant, its employees, agents, contractors, subcontractors, licensees, invitees, successors and assigns from and against any and all claims, losses, damages, liabilities, judgments, costs and expenses (including, without limitation, attorneys’ fees and costs incurred in the investigation, defense and settlement of claims or remediation of contamination) incurred by such indemnified parties as a result of or in connection with the presence at or removal of Hazardous Materials or Wastes from the Property (unless the Hazardous Materials or Waste were caused or generated by Tenant or the Tenant Parties). Landlord shall bear, pay and discharge, as and when the same become due and payable, any and all such judgments or claims for damages, penalties or otherwise against such indemnified parties, shall hold such indemnified parties harmless against all claims, losses, damages, liabilities, costs and expenses, and shall assume the burden and expense of defending all suits, administrative proceedings, and negotiations of any description with any and all persons, political subdivisions or government agencies arising out of any of the occurrences set forth in this Article 32. The provisions of this Section shall survive termination of this Lease.

33.	Miscellaneous.

(a) This Lease and the rights and obligations of the parties shall be interpreted, construed and enforced in accordance with the Laws of the state in which the Building is located and Landlord and Tenant hereby irrevocably consent to the jurisdiction and proper venue of such state. If any term or provision of this Lease shall to any extent be invalid or unenforceable, the remainder of this Lease shall not be affected, and each provision of this Lease shall be valid and enforced to the fullest extent permitted by Law. The headings and titles to the Articles and Sections of this Lease are for convenience only and shall have no effect on the interpretation of any part of the Lease.

(b) Tenant shall not record this Lease. Landlord and Tenant shall, upon Tenant’s request, execute a memorandum of Lease, in form and substance satisfactory to each, which Tenant may record, at Tenant’s expense.

(c) Landlord and Tenant hereby waive any right to trial by jury in any proceeding based upon a breach of this Lease.

(d) Whenever a period of time is prescribed for the taking of an action by Landlord or Tenant, the period of time for the performance of such action shall be extended by the number of days that the performance is actually delayed due to strikes, labor disputes, acts of God, shortages of labor or materials, unusual delay in deliveries of materials, war, civil disturbances, fire, unavoidable casualties, and other causes beyond the reasonable control of the performing party (“Force Majeure”). However, events of Force Majeure shall not extend any period of time for the payment of Rent or other sums payable by either party or any period of time for the written exercise of an option or right by either party.

(e) Landlord shall have the right to transfer and assign, in whole or in part, all of its rights and obligations under this Lease and in the Building and/or Property referred to herein, and upon such transfer Landlord shall be released from any further obligations hereunder, and Tenant agrees to look solely to the successor in interest of Landlord for the performance of such obligations, provided such successor shall assume such obligations, otherwise Tenant may look only to the proceeds realized by Landlord on the transfer (as set forth in Section 21 hereof) and solely with respect to any default occurring prior to the date of the transfer.

(f) Tenant represents that it has dealt directly with and only with the Broker as a broker in connection with this Lease. Tenant shall indemnity and hold Landlord and the Landlord Related Parties harmless from all claims of any other brokers claiming to have represented Tenant in connection with this Lease. Landlord agrees to indemnify and hold Tenant and the Tenant Related Parties harmless from all claims of any brokers claiming to have represented Landlord in connection with this Lease.

(g) Landlord and Tenant covenant, warrant and represent to the other that: (1) each individual executing, attesting and/or delivering this Lease on behalf of such party is authorized to do so on its behalf; (2) this Lease is binding upon such party; and (3) such party is duly organized and legally existing in the state of its organization and is qualified to do business in the state in which the Premises are located. If there is more than one Tenant, or if Tenant is comprised of more than one party or entity, the obligations imposed upon Tenant shall be joint and several obligations of all the parties and entities. Notices, payments and agreements given or made by, with or to any one person or entity shall be deemed to have been given or made by, with and to all of them.

(h) Time is of the essence with respect to Tenant’s exercise of any expansion, renewal or extension rights granted to Tenant. This Lease shall create only the relationship of landlord and tenant between the parties, and not a partnership, joint venture or any other relationship. This Lease and the covenants and conditions in this Lease shall inure only to the benefit of and be binding only upon Landlord and Tenant and their permitted successors and assigns.

(i) The expiration of the Term, whether by lapse of time or otherwise, shall not relieve either party of any obligations which accrued prior to or which may continue to accrue after the expiration or early termination of this Lease. Without limiting the scope of the prior sentence, it is agreed that Tenant’s obligations under Articles 4, 8, 14, 20, 25, 30 and 32 shall survive the expiration or early termination:: of this; Lease.

(j) Landlord has delivered a copy of this Lease to Tenant for Tenant’s review only, and the delivery of it does not constitute an offer to Tenant or an option. This Lease shall not be effective against any party hereto until an original copy of this Lease has been signed by such party.

(k) All understandings and agreements previously made between the parties are superseded by this Lease and by a side letter dated on even date herewith, and neither party is relying upon any warranty, statement or representation not contained in this Lease or in such side letter. This Lease may be modified only by a written agreement signed by Landlord and Tenant.

(l) Each Tenant other than Yale University and CII (including, without limitation, Achillion and/or any Successor Tenant) under this Lease shall, within 90 days after the end of each fiscal year of Tenant, deliver to Landlord of a copy of its audited financial statement and within 15 days after Landlord’s request, such other financial information as Landlord may reasonably request. CII shall, within 15 days after Landlord’s request, deliver to Landlord a copy of its most recent audited financial statement and such other financial information as Landlord shall reasonably request. Upon written request by Tenant, Landlord shall enter into a commercially reasonable confidentiality agreement covering any confidential information that is disclosed by Tenant.

(m) This Lease may be modified only by an amendment signed in writing by Landlord and Tenant and consented or agreed to by the then current Mortgagee.

(n) This Lease may be executed in two or more counterparts and by each party on separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which together shall constitute one and the same document.

34.	Landlord Default.

If Landlord shall violate, neglect or fail to perform or observe any of the covenants, provisions, or conditions contained in this Lease on its part to be performed or observed, which default continues for a period of more than thirty (30) days after receipt of written notice from Tenant specifying such default, or if such default is of a nature to require more than thirty (30) days for remedy and continues beyond the time reasonably necessary to cure (provided Landlord must have undertaken procedures to cure the default within such thirty (30) days period and thereafter diligently pursue such efforts to cure to completion), Tenant shall have available to it all rights and remedies available to Tenant at law, in equity or hereunder. Further, in the event such failure of Landlord is causing material interference with the Tenant’s conduct of business at the Premises and Landlord has failed within the foregoing notice and cure period to commence to cure the alleged default, then Tenant shall give to Landlord (by facsimile transmission to 978-287-5050, or to such other number as Landlord shall have give notice to Tenant) notice of Landlord’s failure and an additional 24 hours to commence to cure. If Landlord continues to fail to commence to cure, then, Tenant may elect to incur any reasonable expense necessary to perform the obligation of Landlord specified in such notice and bill Landlord for the costs thereof. Notwithstanding the foregoing, if in Tenant’s reasonable judgment, an emergency situation shall exist, Tenant may cure such default with only reasonable (under the circumstances) notice to Landlord being required. In no event shall Tenant have the right or ability to offset or deduct any expenses incurred by Tenant from any Base Rent or Additional Rent payable by Tenant under this Lease.

35.	Telecommunications Carrier Access.

(a) Tenant’s right to select and utilize a telecommunications and data carrier (the “Carrier”) shall be conditioned on the execution by such Carrier of:

(i) a license agreement, in form and substance reasonably satisfactory to Landlord, pursuant to which Landlord shall grant to the Carrier a license (which shall be coextensive with the rights and privileges granted to Tenant under this Lease) to install, operate, maintain, repair, replace, and remove cable and related equipment within the Premises and pathways within the Building that are necessary to provide telecommunications and data services to Tenant at the Premises.

(b) The license contemplated herein to be granted to the Carrier shall permit the Carrier to provide services only to Tenant and not to any other tenants or occupants of the Building and shall require all of the Carrier’s equipment (other than connecting wiring) to be located in the Tenant’s Premises. The License shall not grant an exclusive right to Tenant or to the Carrier. Landlord reserves the right, at its sole discretion, to grant, renew, or extend licenses to other telecommunications and data carriers for the purposes of locating telecommunications equipment in the Building which may serve Tenant or other tenants in the Building.

(c) Except to the extent expressly set forth herein, nothing herein shall grant to the Carrier any greater rights or privileges than Tenant is granted pursuant to the terms of this Lease or diminish Tenant’s obligations or Landlord’s rights hereunder.

(d) Tenant shall be responsible for ensuring that the Carrier complies with the terms and conditions of the License agreement relating to the use of the Premises or the making of any Leasehold Improvements or other alterations which are imposed upon Tenant under this Lease. Any failure by the Carrier, beyond applicable notice and cure periods, to observe and comply with such terms, conditions, agreement, and covenants imposed upon the Carrier under the License Agreement, shall, at Landlord’s option, constitute an Event of Default under this Lease.

36.	Entire Agreement.

This Lease and the following exhibits and attachments constitute the entire agreement between the parties and supersede all prior agreements and understandings related to the Premises, including all lease proposals, letters of intent and other documents: Exhibit A (Outline and Location of Premises), Exhibit B (Rules and Regulations), Exhibit C (Initial Alterations/Work Letter Agreement), Exhibit D (Intentionally Omitted so long as Yale University is the only Tenant), Exhibit E (Intentionally Omitted), Exhibit F (MEP), Exhibit G (Form of Commencement Date Agreement), Exhibit H (List of Equipment and Furnishing that Tenant May Remove), Exhibit I (Form of Subordination, Non-Disturbance and Attornment Agreement); and Exhibit J (List of Components of Base Building Work).

(Remainder of page intentionally blank, signature page to follow).

Landlord and Tenant have executed this Lease as of the day and year first above written.

“A’1°1’EST:

WITNESS/ATTEST:	LANDLORD:

WE GEORGE STREET, L.L.C., a Delaware limited liability company

Name (print):	By:	Winstanley Enterprises, LLC its managing member

By:

Name:

Title:

WITNESS/ATTEST:	YALE UNIVERSITY

By:

Name (print):	Name:

Title:

EXHIBIT B

BUILDING RULES AND REGULATIONS

The following rules and regulations shall apply, where applicable, to the Premises, the Building, the parking garage (if any), the Property and the appurtenances. Capitalized terms have the same meaning as defined in the Lease.

A. Sidewalks, doorways, vestibules, halls, stairways and other similar areas shall not be obstructed by Tenant or used by Tenant for any purpose other than ingress and egress to and from the Premises. No rubbish, litter, trash, or material shall be placed, emptied, or thrown in those areas. At to time shall Tenant permit Tenant’s employees to loiter in Common Areas or elsewhere about the Building or Property.

B. Plumbing fixtures and appliances shall be used only for the purpose for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or placed in the fixtures or appliances. Damage resulting to fixtures or appliances by Tenant, its agents, employees or agents, shall be paid for by Tenant, and Landlord shall not be responsible for the damage.

C. No signs, advertisements or notices shall be painted or affixed to windows, doors or other party of the Building, except those of such color, size, style and in such places as are first approved in writing by Landlord. All tenant identification and suite numbers at the entrance to the Premises shall be installed by Landlord, at Tenant’s cost and expense, using the standard graphics for the Building. Except in connection with the hanging of lightweight pictures and wall decorations, no nails, hooks or screws shall be inserted into any part of the Premises or Building except by the Building maintenance personnel.

D. Landlord shall provide and maintain in the first floor (main lobby) of the Building an alphabetical directory board or other directory device listing tenants. No other directory shall be permitted unless previously consented to by Landlord in writing.

E. Tenant shall not place any lock(s) on any door in the Premises or Building without Landlord’s prior written consent and Landlord shall have the right to retain at all times and to use keys to all locks within and into the Premises. A reasonable number of keys to the locks on the entry doors in the Premises shall be furnished by Landlord to Tenant at Tenant’s cost, and Tenant shall not make any duplicate keys. All keys shall be returned to Landlord at the expiration or early termination of this Lease.

F. All contractors, contractor’s representatives and installation technicians performing Work in the Building which affects the building systems or the space above the ceiling, beneath the finished floor of the Premises or within the walls shall be subject to Landlord’s prior approval and shall be required to comply with Landlord’s standard rules, regulations, policies and procedures, which may be revised from time to time.

G. Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by Tenant of merchandise or materials requiring the use of elevators, stairways, lobby

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areas or loading dock areas, shall be restricted to hours designated by Landlord. Tenant shall obtain Landlord’s prior approval by providing a detailed listing of the activity. If approved by Landlord, the activity shall be under the supervision of Landlord and performed in the manner required by Landlord. Tenant shall assume all risk for damage to articles moved and injury to any persons resulting activity. If equipment, property, or personnel of Landlord or of any other party is damaged or injured as a result of or in connection with the activity, Tenant shall be solely liable for any resulting damage or loss. If building personnel are on-site during the move. Tenant shall reimburse Landlord for 1.25 times the costs incurred.

H. Landlord shall have the right to approve the weight, size, or location of heavy equipment or articles in and about the Premises. Damage to the Building by the installation, maintenance, operation, existence or removal of the property of Tenant shall be repaired at Tenant’s sole expense.

I. Corridor doors, when not in use, shall be kept closed.

J. Tenant shall not: (I) make or permit any improper, objectionable or unpleasant noises or odors in the Building, or otherwise interfere in any way with other tenants or persons having business with them; (2) solicit business or distribute, or cause to be distributed, in any portion of the Building, handbills, promotional materials or other advertising; or (3) conduct or permit other activities in the Building that might, in Landlord’s sole opinion, constitute a nuisance.

K. No animals, except those assisting handicapped persons or those necessary for the conduct of Tenant’s business, shall be brought into the Building or kept in or about the Premises.

L. Tenant shall not use or occupy the Premises in any manner or for any purpose which might injure the reputation or impair the present or future value of the Premises or the Building. Tenant shall not use, or permit any part of the Premises to be used, for lodging, sleeping or for any illegal purpose.

M. Tenant shall not take any action which would violate Landlord’s labor contracts or which would cause a work stoppage, picketing, labor disruption or dispute, or interfere with Landlord’s or any other tenant’s or occupant’s business or with the right and privileges of any person law-ally in the Building (“Labor Disruption”). Tenant shall take the actions necessary to resolve the Labor Disruption, and shall have pickets removed and, at the request of Landlord, immediately terminate any work in the Premises that have rise to the Labor Disruption, until Landlord gives its written consent for the work to resume. Tenant shall have no claim for damages against Landlord or any of the Landlord Related Parties, nor shall the date of the commencement of the Term be extended as a result of the above actions.

N. Tenant shall not install, operate or maintain in the Premises or in any other area of the Building, electrical equipment that would overload the electrical system beyond its capacity for proper, efficient and safe operation as determined solely by Landlord. Tenant shall not furnish cooling or heating to the Premises, including, without limitation, the use of electronic or gas heating devices, without Landlord’s prior written consent. Tenant shall not use more than its

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proportionate share of telephone lines and other telecommunication facilities available to service the Building.

O. Tenant shall not operate or permit to be operated a coin or token operated vending machine or similar device (including, without limitation, telephones, lockers, toilets, scales, amusement devices and machines for sale of beverages, foods, candy, cigarettes and other goods).

P. Bicycles and other vehicles are not permitted inside the Building or on the walkways outside the Building, except in areas designated by Landlord.

Q. Landlord may from time to time adopt systems and procedures for the security and safety of the Building, its occupants, entry, use and contents. Tenant, its agents, employees, contractors, guests and invitees shall comply with Landlord’s systems and procedures.

R. Landlord shall have the right to prohibit the use of the name of the Building or any other publicity by Tenant that in Landlord’s sole opinion may impair the reputation of the Building or its desirability. Upon written notice from Landlord, Tenant shall refrain from and discontinue such publicity immediately.

S. Tenant shall not canvass, solicit or peddle in or about the Building or the Property.

T. Neither Tenant nor its agents, employees, contractors, guests or invitees shall smoke or permit smoking in the Premises or in Common Areas, unless the Common Areas have been declared a designated smoking area by Landlord. Landlord shall have the right to designate the entirety of the Building (including the Premises) as a non-smoking building.

U. Landlord shall have the right to designate and approve standard window coverings for the Premises and to establish rules to assure that the Building presents a uniform exterior appearance. Tenant shall ensure, to the extent reasonably practicable, that window coverings are closed on windows in the Premises while they are exposed to the direct rays of the sun.

V. Deliveries to and from the Premises shall be made only at the times, in the areas and through the entrances and exits designated by Landlord. Tenant shall not make deliveries to or from the Premises in a manner that might interfere with the use by any other tenant of its premises or of the Common Areas, any pedestrian use, or any use which is inconsistent with good business practice.

W. The work of cleaning personnel shall not be hindered by Tenant after 5:30 p.m., and cleaning work may be done at any time when the offices are vacant. Windows, doors and fixtures may be cleaned at any time. Tenant shall provide adequate waste and rubbish receptacles to prevent unreasonable hardship to the cleaning service. Tenant will comply with the Building’s recycling policies.

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EXHIBIT C

WORK LETTER

This Exhibit is attached to and made a part of the Lease and is entered into as of the 30th day of March, 2001 by and between WE GEORGE STREET, L.L.C., a Delaware limited liability company (“Landlord”) and YALE UNIVERSITY (“Tenant”) for space in the Building located at 300 George Street, New Haven, Connecticut.

I.	ALTERATIONS AND ALLOWANCE.

A.	Tenant, following the delivery of the Premises by Landlord and the full and final execution and delivery of this Lease and the Leases for Suites 803 and 804, and all prepaid rental and security deposits required hereunder, shall have the right to have performed alterations and improvements in the Premises (the “Initial Alterations”). Notwithstanding the foregoing, Initial Alterations may not be performed in the Eastside Premises unless and until Tenant has complied with all of the terms and conditions of Article 9(c) of this Lease, including, without limitation, approval by Landlord of the final plans for the Initial Alterations. Tenant shall be responsible for all elements of the design of Tenant’s plans and specifications (including, without limitation, compliance with law, functionality of design, the structural integrity of the design, the configuration of the Premises and the placement of Tenant’s furniture, appliances and equipment), and Landlord’s approval of Tenant’s plans and specifications shall in no event relieve Tenant of the responsibility for such design. All plans and specifications shall be prepared in accordance with and not provide for any exceedence of the capacities set forth in the Base Building MEP, except as specifically “grandfathered” in accordance with the provisions of Section 10(c) of the Lease. The completed construction drawings, plans and specifications, as approved, include, but are not limited to those identified in Section VIII, Exhibit A of the GMP Proposal (as defined below) are sometimes referred to herein as the Tenant Improvement Plans.

B.	Landlord shall permit Tenant to deviate from the building standards for the Initial Alterations; provided that (a) the deviations shall not be of a lesser quality than the standards; (b) the deviations conform to applicable governmental regulations; (c) the deviations do not require base Building services or systems to deviate from the specifications set forth in the Base Building MEP nor beyond the level normally provided to other tenants in the Building and do not overload the floors; and (d) Landlord has determined in its sole discretion that the deviations are of a nature and quality that are consistent with the overall objectives of the Landlord for the Building.

C.

(i) Landlord shall submit the Tenant Improvement Plans to the appropriate governmental body for approval and the issuance of a building permit. Landlord, with Tenant’s cooperation, shall cause to be made any changes in the plans and specifications necessary to obtain the building permit. After the final approval of

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the working drawings, no further changes to the Tenant Improvement Plans may be made without the prior written approval from both Landlord and Tenant, and then only after agreement by Tenant to pay any Excess Costs (as defined below) resulting from the design and/or construction of such changes. In the event of any change in the plans made pursuant to a request of Tenant and if such change in the plans causes a delay in the anticipated date of Substantial Completion or in the construction schedule, then such resultant delay shall constitute a “Tenant Delay”.

(ii) Notwithstanding the foregoing, Landlord shall not be expected nor required to obtain any permits or approvals relating to (i) any back-up generator or other personal property and equipment installed on Tenant’s behalf and (ii) Tenant’s use of the Eastside Premises. Tenant shall be solely responsible for obtaining, at its sole cost and expense, all permits and approvals necessary or appropriate for the conduct of its business, operation of its property and equipment and use of the Eastside Premises, except for building permits) for the construction of the Initial Alterations and any temporary and/or permanent certificate(s) of occupancy issued pursuant to such validly obtained building permits upon completion of the Initial Alterations. Tenant agrees to co-operate with and assist Landlord in obtaining the building permits(s) and Certificates of Occupancy.

II.	CONSTRUCTION OF INITIAL ALTERATIONS.

Landlord shall enter into a gross maximum price construction contract (the “GMP Contract”) with FIP Construction, Inc., as its Construction Manager and General Contractor (sometimes referred to herein as “Landlord’s Contractor”) in an amount not to exceed the $4,236,697.00 number set forth in Section II, Line 25 of the GMP Proposal (as identified below) for the hard construction costs, project management fees and construction contingency expenses and costs for the construction of the Initial Alterations in accordance with the Tenant Improvement Plans. Attached hereto as Exhibit C-2 is the GMP Proposal dated February 19, 2001 from Landlord’s Contractor which is a part of the GMP Contract. The GMP Proposal identifies the scope of the work included within the GMP as well as the work or other items excluded from the GMP (which excluded work includes, but is not limited to, Landlord’s contingency for scope change or unforeseen conditions, moving expenses, process equipment and furniture expenses). Landlord’s Contractor shall obtain competitive bids from subcontractors and suppliers. Tenant may, from time to time, within the time period identified in the schedule set forth in GMP Proposal, review the bids and, if Tenant is not reasonably satisfied that the bids are competitive, request that additional bids from subcontractors or suppliers be obtained. Tenant shall have the right to attend and participate in construction meetings. Landlord shall supervise the completion of such work and shall use due diligence to secure Substantial Completion of the Initial Alterations (as defined below) on or about the date of June 30, 2001. The cost of such work shall be paid as provided in Section III hereof. Landlord shall not be liable for any direct or indirect costs, expenses or damages as a result of delays in construction caused by Tenant Delays (as defined below) or Force Majeure.

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III.	PAYMENT OF COST OF THE INITIAL ALTERATIONS.

A. Landlord hereby grants to Tenant an Allowance in an amount not to exceed $25.00 per rentable square foot of the Premises. Such Tenant Allowance shall be used only for:

(i) Payment of the cost of preparing any initial space plan and the final working drawings and specifications, including mechanical, electrical, plumbing and structural drawings and of all other aspects of the Tenant Improvement Plans.

(ii) The payment of plan check, permit and license fees relating to construction of the Initial Alterations.

(iii) Construction of Initial Alterations, including, without limitation, the following:

2. Installation within the Premises of all partitioning, doors, floor coverings, ceilings, wall coverings and painting, millwork and similar items.

3. All electrical wiring, lighting fixtures, outlets and switches, and other electrical work to be installed within the Premises.

4. All additional Tenant requirements including, but not limited to, odor control, special heating, ventilation and air conditioning, noise or vibration control, plumbing systems and other special systems.

5. All fire and life protection systems such as fire walls, alarms, including accessories, safety control systems, sprinklers, halon, fire piping, and wiring installed within the Premises.

6. All plumbing, fixtures, pipes and accessories to be installed within the Premises

7. Testing and inspection costs.

8. Contractor’s fees, including, but not limited to, any fees based on

9. Architectural, engineering and energy management services.

B. The cost of each item shall be first charged against the Allowance. Landlord and Tenant acknowledge that the cost of construction of the Initial Alterations (i) shall exceed the Allowance and (ii) may exceed the GMP. The amount by which the actual cost of the Initial Improvements exceeds the Allowance (including the cost of all of the Initial Alterations that are not to be paid out of the Allowance as provided in Section III.A. above) is referred to as the “Excess Cost”. Tenant shall pay the Excess Cost to Landlord in the following manner: Landlord shall submit to Tenant, from time to time, but not more often than two times in any month, the following: an application for payment (less the amount of the retainage), which shall be signed by Landlord’s general contractor and the architect in the form attached hereto as Exhibit C-1. (The construction contract shall provide for retainage in the amount of 7.5%) Landlord shall also submit a copy of a receipted invoice or other evidence reasonably satisfactory to Tenant of the

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payment by Landlord (to the extent paid by Tenant) of the prior month’s application for payment. To the extent that Tenant wishes to have its architect or representative inspect and review the work performed by Landlord, then Tenant shall be permitted to do so. In the event Tenant’s architect or representative does not approve of the work performed, then Tenant may dispute a portion of the request for the disbursement, as set forth below. Tenant agrees that upon receipt of the foregoing, it will pay the undisputed amount of the requisition within 10 days.

If Tenant fails to deliver the requisitioned amount within said 10 day period, and if the Tenant has not given Landlord written notice that it disputes any portion of the request for disbursement, then the Landlord shall give written notice to Tenant of such failure. If Tenant continues to fail to pay any undisputed portion of the same within 3 days after receipt of such notice, Tenant shall be in default of its obligations under this Lease and, without limiting Landlord’s remedies hereunder, Landlord may cease performance of the Initial Alterations, unless all pending requisitions (to the extent not m dispute) are paid. In the event Tenant disputes any portion of the request for disbursement, the Tenant shall disburse the amount of the request not in dispute. Landlord and Tenant shall endeavor, in good faith, to resolve any dispute with regard to any request for disbursement and the performance of the work. To the extent that Landlord and Tenant are unable to resolve the dispute, Landlord and Tenant shall proceed to final binding arbitration_ The arbitration shall proceed in Hartford, Connecticut, according to the construction industry mediation rules of the American Arbitration Association. The costs of arbitration shall be borne equally by Landlord and Tenant except that each shall bear their own attorney’s fees.

C. In no event shall the Allowance be used for the purchase of equipment, furniture or other items of personal property of Tenant. In the event the entire Allowance is not utilized or disbursed, any unused amount shall accrue to the sole benefit of Landlord, it being understood that Tenant shall not be entitled to any credit, abatement or other concession in connection therewith. Tenant shall be responsible for all applicable state sales or use taxes, if any, payable in connection with the Initial Alterations and/or Allowance.

D. Savings realized on the GMP shall be allocated 33.34% to Landlord’s Contractor, 33.33% to Landlord and 33.33% to Tenant.

E. Included in the GMP is the sum of $60,000.00 for the cost of building the chemical storage room on the first floor of the Building which constitutes a part of the Premises demised to the Collection Agent. As Landlord has already paid that cost, the $60,000.00 sum shall be applied against Allowance.

IV.	COMPLETION.

A. The occurrence of any one or more of the following shall constitute a “Tenant Delay:” (i) Tenant’s request for materials, finishes or installations other than those readily available; (ii) Tenant’s request to deviate from the building standard; (iii) Tenant’s request for additional competitive bids for work, (iv) any number of days, beyond 10 days, that Tenant fails to pay to Landlord any undisputed Excess Cost; (v) any delay by Tenant’s architect or anyone performing services on behalf of Tenant that causes a delay in the construction schedule or in the anticipated date of Substantial Completion; (vi) any change order initiated by Tenant or Tenant’s

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changes in the Tenant Improvement Plans after approval by Landlord that causes, in either event, a delay in the construction schedule or in the anticipated date of Substantial Completion; or (vii) failure by Tenant to respond to plans or related documents submitted to Tenant for approval within the time frames set forth in Section VII of the GMP Proposal.

B. Substantial Completion of the Initial Alterations shall be the earlier to occur of (i) the date when Tenant occupies all or any portion of the Premises, or (ii) the date when (y) the work set forth on the Tenant Improvement Plans has been substantially completed in a good and workmanlike manner as shall be evidenced by a signed and sealed certification provided by the architect of record responsible for design of the Initial Alterations, and (z) the building department or other appropriate governmental authority having jurisdiction issues a Certificate of Occupancy or a Temporary Certificate of Occupancy. The date of Substantial Completion shall not be delayed in the event minor details of construction, mechanical adjustments or decorations which do not materially interfere with Tenant’s use and enjoyment of the Premises remain to be performed (items normally referred to as “Punch List” items). Landlord shall use diligent efforts to promptly complete the Punch List items. To the extent reasonably feasible, Punch List items shall be completed within sixty (60) days from the date of delivery of the Punch List to Landlord’s Contractor, subject to, among other things, availability of materials, but in no event (other than due to Tenant Delay or the occurrence of an event of Force Majeure) shall the Completion Date of such Punch List exceed 90 day from the date of delivery of the Punch List items to Landlord’s Contractor. Notwithstanding the foregoing, in the event of the occurrence of one or more instances of Tenant Delay, then the date of Substantial Completion (and correspondingly, the Rent Commencement Dote; shall be a; elerated by the aggregate number of days occasioned by such instances of Tenant Delay.

V.	APPLICABILITY OF WORK LETTER.

This Exhibit shall not be deemed applicable to any additional space added to the original Premises at any time or from time to time, whether by any options under the Lease or otherwise, or to any portion of the original Premises or any additions to the Premises in the event of a renewal or extension of the original Term of this Lease, whether by any options under the Lease or otherwise, unless expressly so provided in the Lease or any amendment or supplement to the Lease.

WITNESS/ATTEST:	LANDLORD:

WE GEORGE STREET, L.L.C., a Delaware limited liability company

Name (print):	By:	Winstanley Enterprises, LLC its managing member

By:

Name:

Title:

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WITNESS/ATTEST:	YALE UNIVERSITY

By:

Name (print):	Name:

Title:

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EXHIBIT C-2

FORM OF DISBURSEMENT REQUISITION

EXHIBIT C-2

GMP PROPOSAL

EXHIBIT D

Intentionally Omitted only so long as Yale University is the Tenant

EXHIBIT E

Intentionally Omitted

EXHIBIT G

COMMENCEMENT DATE AGREEMENT

To:                                                                                                        Date: ______________________________________________

Re:	Lease dated , 20 , between WE George Street, L.L.C., landlord, and

                                                             , Tenant, concerning                                          Square feet

located at

Gentlemen:

In accordance with the Lease, we wish to advise and/or confirm as follows:

1. That the Premises have been accepted herewith by the Tenant.

2. That the Tenant has possession of the subject Premises and acknowledges that under the provisions of the subject Lease the Term of said Lease shall commence (or has commenced) as of

3. That in accordance with the subject Lease, the Rent Commencement Date occurred on                                         ,         . The Term of the Lease is for .;                                          Lease Years and shall expire

on

4. If the Rent Commencement Date of the Lease is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter shall be for the full amount of the monthly installment as provided for in said Lease.

5. Rent is due and payable in advance on the first day of each and every month during the term of said Lease. The rent check shall be made to Grubb & Ellis Management Services at 300 George Street, New Haven, Connecticut 06510, until Tenant is given notice of a change in the payee in accordance with the provisions of this Lease.

6. The number of Rentable Square Footage of the Premises is                                         .

7. Tenant’s Pro Rata Share, as adjusted, based upon the Rentable Square Footage within the

Premises, is                     %.

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ACCEPTED AND AGREED

LANDLORD:		TENANT:

WE George Street, L.L.C.

By:	Winstanley Enterprises, LLC

By:		By:

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EXHIBIT H

LIST OF EQUIPMENT AND FURNISHINGS

TENANT MAY REMOVE IN ACCORDANCE

WITH THE PROVISIONS OF SECTION 12(f)

The following pieces of equipment may be removed from the leased premises by Yale when vacating spaces at 300 George Street, 8th floor: (number identification and locations are per the Equipment Schedule on the construction drawing by JungBrannen Associates, dated 2/21/01, sheet A-184.)

#4	incubator

#9	Freezer

#10	Refrigerator

#12 & 13	Animal Racks

#25	DNA Sequencers

#26	DI Water Stations

All office furniture, including chairs, desks and “system furniture” may be removed by Yale from space it vacates.

Lab Stools (stools configured to be utilized at the high bench lab space) will not be removed.

Built-in carrels will not be removed from the cm-el rooms within spaces designated 8101, 8105, 8301 and 8304 on the above-mentioned construction drawing.

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EXHIBIT I

SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

THIS AGREEMENT, made this                      day of                     , 2000, by and between                     , a                      having an address of                      (hereinafter referred to as the “Tenant”) and                     , a                      having its principal place of business at                      (hereinafter called the “Lender”).

WITNESSETH:

WHEREAS, the Lender is extending, or is about to extend a loan (the “Loan”) to                      (the “Landlord”), which loan is to be secured by a mortgage (the “Mortgage”) on the real property described in Schedule A annexed hereto (the “Mortgaged Premises”); and

WHEREAS, the Tenant is the holder of a lease dated                 , as amended by a (collectively, the “Lease”) on all or a portion of the Mortgaged Premises (the “Demised Premises”); and

WHEREAS, the Lender is willing to extend the Loan to the Landlord only on the condition that the Lease from the Landlord to the Tenant be subordinated to the lien of the Mortgage and that the Tenant ratify the Lease and that certain substantive provisions of the Lease be modified; and

WHEREAS, the Tenant desires that the Lender agree not to disturb the Tenant’s occupancy of the Demised Premises in the event that the Lender acquires title to the Demised Premises;

NOW, THEREFORE, in consideration of the premises and of the sum of One Dollar ($1.00) paid by each party hereto to the other, the receipt of which is hereby acknowledged, the parties do hereby covenant and agree to and with each other as follows:

1.	SUBORDINATION

The Lease is, and all of the Tenant’s rights therein are, hereby made and shall at all times continue to be subject and subordinate in each and every respect to the Mortgage and to any and all renewals, modifications, extensions, substitutions, replacements and/or consolidations of the Mortgage_

2.	NON-DISTURBANCE

So long as the Tenant is not in default (beyond any period given the Tenant to cure such default) in the payment of rent, or additional rent, if any, or in the performance of any of the terms, covenants, or conditions of the Lease on the Tenant’s part to be performed:

A. The Tenant’s possession and occupancy of the Demised Premises and the Tenant’s rights and privileges under the Lease, or any extension or renewal thereof which may be effected in accordance with the terms of the Lease, shall not be disturbed by the Lender.

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B. The Lender will not join the Tenant as a party defendant in any action or proceeding brought as a result of a default under the Mortgage for the purpose of terminating the Tenant’s interest and estate under the Lease.

3.	ATTORNMENT

If the interests of the Landlord in the Demised Premises shall vest in the Lender by reason of foreclosure or other proceedings brought by it, or in any other manner:

A. The Tenant shall be directly bound to the Lender under the Lease and shall perform its undischarged obligations thereunder in accordance with the terms thereof, with the same force and effect as if the Lender were the Landlord under the Lease.

B. The Tenant shall attorn to and recognize the Lender, any other purchaser at a foreclosure sale under the Mortgage, or any transferee who acquires the Demised Premises by deed in lieu of foreclosure, and their respective successors and assigns, as its Landlord for the balance of the term of the Lease and any extensions or renewals thereof. Said attornment shall be effective and self-operative without the execution of any further instruments on the part of any of the parties hereto, immediately upon the Lender succeeding to the interests of the Landlord under the Lease. Upon receipt from the Lender of written notice that the Lender has succeeded to the interests of the Landlord under the Lease and that all rents are to be paid directly to the Lender, the Tenant shall thereafter during the Lease term pay all rent due under the Lease directly to the Lender. The respective rights and obligations of the Tenant and the Lender upon such attornment, to the extent of the then remaining balance of the term of the Lease and any such extensions or renewals, shall be the same as now set forth therein, it being the intention of the parties hereto for this purpose to incorporate the Lease in this Agreement by reference with the same force and effect as if set forth herein.

C. The Lender shall be bound to the Tenant under all of the terms, covenants, and conditions of the Lease, and the Tenant shall, from and after the Lender’s succession to the interests of the Landlord under the Lease, have the same remedies against the f Ppder for the breach of the Lease that the Tenant might have had under the Lease against the Landlord if the Lender had not succeeded to the interests of the Landlord; provided further, however, that the Lender shall not be:

(1) Liable for any breach, act or omission of any prior Landlord.

(2) Subject to any offsets or defenses which the Tenant might have against any prior Landlord.

(3) Bound by any rent or additional rent which the Tenant might have paid for more than the current month to any prior Landlord.

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(4) Bound by any amendment or modification of the Lease made without the Lender’s written consent.

(5) Bound by any notice given by the Tenant to the Landlord whether or not such notice is given pursuant to the terms of the Lease, unless such notice has also been received by the Lender.

(6) Obligated to complete any construction work required to be done by the Landlord pursuant to the provisions of the Lease or to reimburse the Tenant for any construction work done by the Tenant.

(7) Liable to refund to the Tenant, or credit the Tenant with, the amount of any security or other payment or deposit (other than rent paid to the Landlord for not more than the current month), unless such amount shall have been paid over by the Landlord to the Lender and shall have beer specifically identified and accepted by the Lender as a security or deposit fund.

(8) Liable to the Tenant on any basis beyond its interest in the Mortgaged Premises, to any proceeds of any sale of the Mortgaged Premises, and to insurance proceeds or condemnation awards received by Lender in connection with its interest in the Mortgaged Premises.

4.	TENANT COVENANTS

The Tenant, notwithstanding any terms to the contrary contained in the Lease, covenants to the Lender as follows:

A. Prior to the vesting of the Landlord’s interests in the Demised Premises in the Lender by reason of foreclosure or other proceedings brought by it, or in any other manner, a written demand on the Tenant by the Lender for payment of rent to the Lender shall be sufficient warrant to the Tenant to pay rent to the Lender without necessity for consent by the Landlord, or evidence of a default by the Landlord under the Mortgage, and the Landlord hereby directs and requires the Tenant to honor the assignment of leases and rentals from the Landlord to the Lender and to comply with any such demand by the Lender until written notice by the Lender to the Tenant to resume rent payments to the Landlord. At any time after the Tenant is directed in writing by the Lender to pay rent directly to the Lender in accordance with the assignment of leases and rentals from the Landlord to the Lender, Tenant shall not reduce or offset such rental payments by virtue of any claims it may have against the Landlord under the Lease or otherwise.

B. The Tenant agrees to give prompt written notice to the Lender of any notice to the Landlord required pursuant to the terms of the Lease and of any default of the Landlord in its obligations under the Lease if such default is of such a nature as to give the Tenant a right to terminate the Lease, reduce rent, or to credit or offset any amounts against future rents. The Tenant further agrees not to terminate the Lease without allowing the Lender to cure such default on behalf of the Landlord within the greater of (i) any time period permitted to Landlord to cure such default under the Lease or (ii) 30 days after Lender’s receipt of such notice of default by Landlord (and, if the nature of the default is such that it is not reasonably

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susceptible to cure within 30 days, then within such longer period as shall be reasonable given the facts and circumstances surrounding the default, so long as Lender has commenced within said 30 day period to cure the default and diligently proceeds to complete such cure).

C. The Tenant shall not, without the Lender’s prior written consent, (i) prepay any of the rents, additional rents or other sums due under the Lease for more than one (1) month in advance of the due dates thereof, or (ii) assign the Lease or sublet the Demised Premises or any part thereof other than pursuant to the provisions of the Lease; and any such prepayment, assignment or subletting, without the Lender’s prior consent, shall not be binding upon the Lender.

D. The Tenant shall allow the Lender to inspect the Demised Premises in accordance with the provisions of the Mortgage during normal business hours.

5.	SURVIVAL OF LEASE

The Tenant hereby waives and covenants not to exercise any rights it may have to terminate or avoid the Lease arising out of proceedings brought to foreclose the Mortgage in favor of the Lender, it being intended that the Lease survive any such foreclosure proceedings.

6.	NOTICE OF MORTGAGE

To the extent that the Lease shall entitle the Tenant to notice of any Mortgage, this Agreement shall constitute such notice to the Tenant with respect to the Mortgage.

7.	TERMINATION OF LENDER LIABILITY

The duties and liabilities of the Lender imposed in this Agreement, except (a) such as may arise from the Lender’s possession of prepaid rent or a security or deposit fund, and (b) such as may have arisen from a breach by the Lender of any terms, covenants and conditions of the Lease and of which the Tenant has theretofore given written notice to the Lender; shall cease and terminate immediately upon the termination of all of the Lender’s interest in the Mortgage herein described and in the Demised Premises, without the necessity for any notice to the Tenant of the occurrence of such termination.

8.	NO MODIFICATION; BINDING EFFECT

This Agreement may not be modified orally or in any manner other than by an agreement in writing signed by the parties hereto or their respective successors in interest. Except as otherwise herein provided, this Agreement shall inure to the benefit of and be binding upon the parties hereto, and their successors and assigns.

9.	LEASE OBLIGATIONS

This Agreement is one between the Lender and the Tenant and no provisions hereof shall be deemed to relieve the Landlord of any obligations to the Tenant under the Lease.

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10.	DEFINITIONS; INTERPRETATION

Whenever used in this Agreement, unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, the word “Tenant” shall mean “Tenant and/or subsequent holder of an interest under the Lease, provided the interest of such holder is acquired in conformance with the terms and conditions of the Lease”; except in the context of Paragraph 7 hereof, “Lender” shall mean “    “, or any subsequent holder or holders of the Mortgage, or any party acquiring title to the Mortgaged Premises by purchase at a foreclosure sale”; “Demised Premises” shall mean “That portion of the Mortgaged Premises which is, or may become, subject to the Lease”; “Landlord” shall mean “the party named as Landlord, owner or Lessor in the Lease, its successors and assigns”; “Successors and Assigns” shall mean “Heirs and Assigns” if the party to whom it refers is an individual, partnership or unincorporated association. Pronouns of any gender shall include the other genders, and either the singular or plural shall include the other.

37.	GOVERNING LAW

This Agreement shall be construed and regulated, in all respects, according to the laws of the State of Connecticut.

IN WITNESS WHEREOF, the Lender and the Tenant have caused this instrument to be duly executed as of the date first above written.

Signed, sealed and delivered in the presence of:	TENANT:

By:
Its

LENDER:

By:
Its

LANDLORD

By:
Its

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STATE OF _________________:
ss.: _________________
COUNTY OF :

On this day of        , 2000, personally appeared before me                     , of                      the signer of the above instrument and acknowledged the same to be his/her free act and deed and the free act and deed of said                     .

Commissioner of the Superior Ct.

Notary Public

My Commission Expires:

STATE OF CONNECTICUT:
ss.:_________________
COUNTY OF HARTFORD:

On this                      day of                     , 2000, personally appeared before me                      of                      the signer of the above instrument and acknowledged the same to be his/her free act and deed and the free act and deed of said

Commissioner of the Superior Ct. Notary Public

My Commission Expires:

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STATE OF _________________:
ss.: _________________
COUNTY OF :

On this                      day of                     , 2000, personally appeared before me                     , as a                      of                     ,                      of signer of the above instrument and acknowledged the same to be his free act and deed and the free act and deed of said                     .

Commissioner of the Superior Ct. Notary Public

My Commission Expires:

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SCHEDULE A

Description of Real Property:

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EXHIBIT J

(List of Components of Base Building Work)

Attach letter

EXHIBIT B

LEASE AGREEMENT

BETWEEN

WE GEORGE STREET, L.L.C.

(“LANDLORD”)

AND

YALE UNIVERSITY

(“TENANT”)

(SUITE 803)

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LEASE AGREEMENT

This Lease Agreement (the “Lease”) is made and entered into as of the 30th day of March, 2001, by and between WE GEORGE STREET, L.L.C., a Delaware limited liability company (“Landlord”) and YALE UNIVERSITY, a corporation specially chartered by the General Assembly of the Colony and the State of Connecticut (“Tenant”).

1.	Basic Lease Information.

(a)	“Building” shall mean the building located at 300 George Street, New Haven, Connecticut.

(b)	“Rentable Square Footage of the Building” is deemed to be 518,940 square feet.

(c)	“Premises” shall mean the area shown on Exhibit A to this Lease as Area 1. The Premises consists of space known as Suite 803 located on the eighth floor and a chemical storage area located on the first floor. The “Rentable Square Footage of the Premises” is deemed to be 5,263 square feet on the eighth floor, subject to the right of remeasurement as set forth below, with a load factor of 1.22.

(d)	“Base Rent”:

Period	Annual Rate Per Square Foot	Annual Base Rent	Monthly Base Rent
Lease Year(s) 1 through 3	$12.00	$63,156.00	$5,263.00
Lease Year(s) 4 through 5	$13.00	$68,419.00	$5,701.58
Lease Year(s) 6 through 7	$14.00	$73,682.00	$6,140.17
Lease Year(s) 8 through 9	$15.00	$78,945.00	$6,578.75
Lease Year 10	$16.00	$84,208.00	$7,017.33

(e)	“Lease Year” shall mean the 12 month period commencing on the Rent Commencement Date (or the 1`i day of the month thereafter if the Rent Commencement Date is other than the 1’ day of a month) and each 12 month period thereafter.

(f)	“Tenant’s Pro Rata Share”: 1.015%

(g)	“Term”: The period from the Commencement Date until the Rent Commencement Date and a period of 10 Lease Years thereafter.

(h)	“Commencement Date”: The date of this Lease.

(i)	“Rent Commencement Date”: The earlier to occur of (i) the date of Substantial Completion of the Initial Improvements (as defined on Exhibit C); or (ii) the date Tenant or anyone claiming by or under Tenant takes occupancy of all or any part of the Premises.

(j)	“Termination Date”: The last day of the 10th Lease Year.

(k)	“Tenant allowance”: $25.00 per rentable square foot of the Premises for Initial Improvements in accordance with Exhibit C attached hereto.

(l)	“Security Deposit”: initially none—see the provisions of Section 6

(m)	“Guarantor”: n/a

(n)	“Broker”: CB Richard Ellis

(o)	“Permitted Use”: general office use and operation of dry or wet bench laboratory research facilities limited to those meeting the National Institutes of Health and Centers for Disease Control and Prevention for bio-safety levels (“BSLs”) BSLI and BSL-2 and in no event for any use/research involving infectious diseases, other than as permitted in BSL-1 and/or BSL-2.

(p)	“Notice Addresses”: Tenant:

Yale University

37 College Street

New Haven, CT 06510-3208

Attn: Mr. John Bollier

with a copy to:

Mr. James M. Carolan

Associate General Counsel

Yale University

2 Whitney Avenue - 6th Floor

New Haven, CT 06520-8255

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Landlord:

WE George Street, L.L.C.

c/o Winstanley Enterprises LLC

150 Baker Ave. Ext., Suite 303

Concord, MA 01742

Rent (defined in Section 4(a)) is payable to the order of WE George Street, L.L.C. at the following address: c/o Grubb & Ellis Management Services, 300 George Street, New Haven, Connecticut 065 10.

(q)	“Business Day(s)” are Monday through Saturday of each week, exclusive of New Year’s Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (“Holidays”). Landlord may designate, additional Holidays, provided that the additional Holidays are commonly recognized by other commercial office buildings in the area where the Building is located.

(r)	“Law(s)” means all applicable statutes, codes, ordinances, orders, rules and regulations of any municipal or governmental entity.

(s)	“Normal Business Hours” for the Building are 8:00 a.m. to 6:00 p.m. on weekday Business Days and 8:00 a.m. to 1:00 p.m. on Saturday Business Days.

(t)	“Property” means the Building and other related improvements together with the parcel(s) of land on which they are located.

(u)	“Laboratory Space” means any areas within the Premises having (i) 2 hour fire walls separating such Laboratory Space from non-Laboratory Space in the Premises and (ii) negative air pressure relative to the air pressure in other areas of the Premises.

(v)	“Landlord’s Base Building Work” means the Landlord’s Base Building Work as described in Section 31.

(w)	“BOMA” means a measurement of rentable or useable square footage of space using the Building Owners and Managers Association International ANSI Z65.1 (“BOMA”) method of measurement, Copyright 1996.

(x)	“Achillion” shall mean Achillion Pharmaceuticals, Inc., a Delaware corporation.

(y)	“CH” shall mean Connecticut Innovations, Inc., a Connecticut corporation.

(z)	“Successor Tenant” shall mean an assignee of the Lease other than Achillion or CH.

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2.	Lease Grant.

(a) From and after the Commencement Date, Landlord leases the Premises to Tenant and Tenant leases the Premises from Landlord, together with a non-exclusive right of passage through and across the common areas of the Property and the Building for access to the Premises and the right in common with others to use any portions of the Property that are designated by Landlord for the common use of tenants and others, such as sidewalks, common corridors, elevator foyers, restrooms, and lobby areas (the “Common Areas”). The restroom, marked with diagonal lines on Exhibit A (the “East Side Restroom”) shall be reserved for the exclusive use of the tenants, occupants and invitees of the tenants leasing suites 802, 803 and 804. The usable square footage and rentable square footage of the Eastside Restroom and of the mechanical room serving Suites 802, 803 and 804 (which mechanical room is also marked with diagonal lines on Exhibit A and is sometimes referred to herein as the “Eastside Mechanical Room”) has been allocated, on a pro-rata basis, to Suites 802, 803 and 804, for the purpose of determining the Base Rent and Additional Rent payable under the leases for such suites, including this Lease.

(b) Tenant shall, upon the Commencement Date, but subject to Landlord completing Landlord’s Base Building Work, take the Premises “as is”, and the taking of possession by Tenant for operation of its business at the Premises upon the Rent Commencement Date, subject to Tenant’s right to inspect the Premises and deliver a Punch List (as defined and set forth in Exhibit C) shall be conclusive evidence that the Premises and the Building were in good and satisfactory condition at the time possession was taken by Tenant, other than for the completion of Landlord’s Base Building Work and the Initial Alterations. Except as may be expressly set forth in this Lease, neither Landlord nor Landlord’s agents have made any representations or promises with respect to the condition of the Building, the Premises, the Property or any other matter or thing relating to or affecting the Building or the Premises, and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in this Lease. Notwithstanding the foregoing, Landlord agrees to correct or remedy latent defects within the Premises discovered by Tenant within the first Lease Year, at no expense to Tenant, provided that Landlord’s Contractor is obligated under the GMP Contract (each as defined in Exhibit C) to correct or remedy the same.

(c) In the event the Rentable Square Footage of the Premises is adjusted due to Landlord’s measurement of the Premises or in the event of an alteration or adjustment of the Common Areas, Tenant’s Pro Rata Share and the amount of Base Rent payable by Tenant hereunder shall be appropriately adjusted.

(d) Landlord and Tenant agree that measurements of the rentable and usable square footage of the Building, the Premises, the Eastside Restroom and the Eastside Mechanical Room shall be determined by using BOMA.

3.	Adjustment of Commencement Date; Possession.

(a) If Landlord is delayed delivering possession of the Premises or any other space due to the holdover or unlawful possession of such space by any party, Landlord shall use reasonable efforts to obtain possession of the space. Landlord will use commercially reasonable efforts to Substantially Complete the Initial Alterations and the Base Building Work required to

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be complete] to permit Tenant to use the Premises for the Permitted Use (such Base Building Work being, sometimes, referred to herein the “Yale Required Base Building Work”) on or about July 15, 2001, as such date may be extended due to Tenant Delay (as defined on Exhibit C) or the occurrence of an Event of Force Majeure (as defined in Section 33(d)). If Landlord is unable to Substantially Complete the Initial Alterations and the Yale Required Base Building Work on or before (i) September 15, 2001 for any reason other than Tenant Delay or the occurrence of an event of Force Majeure, the Tenant will be granted (as its sole relief) one-half day of abatement of Base Rent and Additional Rent for each day of such delay from and after September 15, 2001, such abatement to begin on the Rent Commencement Date; (ii) November 1, 2001 for any reason other than Tenant Delay or the occurrence of an event of Force Majeure, then Tenant will be granted (as its sole relief) one day of abatement of Base Rent and Additional Rent for each day of such delay from and after November 1, 2001, such abatement to begin on the Rent Commencement Date; (iii) January 31, 2002 for any reason other than Tenant Delay or the occurrence of an event of Force Majeure, then the Tenant will be granted (as its sole relief) two days of abatement of Base Rent and Additional Rent for each day of such delay from and after January 31, 2002, such abatement to begin on the Rent Commencement Date; and (iv) February 28, 2002, for any reason other than Tenant Delay or the occurrence of an event of Force Majeure, then Tenant may, as its sole remedy, give notice to Landlord (provided that such notice is given prior to the date of Substantial Completion of the Initial Alterations and Yale Required Base Building Work) that it has elected to terminate this Lease, in which event Tenant may, as its sole remedy, seek to recover from Landlord the actual damages suffered or incurred by Tenant due to Landlord’s inability to Substantially Complete the Initial Alterations and the Yale Required Base Building Work (which damages shall be limited to the actual costs and expenses paid by Tenant in connection with the construction of the Initial Alterations pursuant to the provisions of the work letter attached hereto, and shall not include punitive or consequential damages).

Provided the Achillion Assumption Agreement remains in full force and effect, in the event Tenant elects under the preceding paragraph to terminate the Lease due to Landlord’s inability or failure to Substantially Complete the Initial Alterations on or before February 28, 2002, then Landlord shall give notice to Achillion (which notice shall be given in accordance with the provisions of the Achillion Assumption Agreement) of Tenant’s election to terminate. Achillion shall then have fifteen (15) Business Days within which to elect to take possession of the Premises (and/or to take possession of the premises known as Suite 803 and 804 demised to Tenant by leases executed simultaneously herewith). If Achillion does not respond within such fifteen (15) day period, it shall be deemed to have waived its right to take possession. If Achillion elects to take possession, then the date which is the earlier of (i) thirty (30) days after Achillion delivers notice that it has elected to take possession or (ii) the date Achillion takes occupancy of all or any portion of the Premises shall be deemed to be an Early Possession Date (as defined in the Achillion Assumption Agreement), the Lease shall be assigned to Achillion pursuant to the terms of the Achillion Assumption Agreement and Achillion shall pay to Tenant the Excess Cost Reimbursement allocable to the Premises within the time period provided for such payment in the Achillion Assumption Agreement. In such event, Tenant shall waive any claim or right it may have to seek reimbursement or damages from Landlord relating to Landlord’s failure to deliver possession of the Premises to Tenant at the time and in the manner required by the terms of this Lease. If Achillion elects to take possession of the Premises pursuant to the foregoing provisions, then notwithstanding the provisions set forth in the

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preceeding paragraph, there shall be no abatement of rent due to Landlord’s inability or failure to deliver the Premises prior to February 28, 2002 and Achillion’s obligation to pay Rent shall commence as of the Early Possession Date.

(b) Promptly after the Rent Commencement Date, Landlord and Tenant shall execute a Certificate confirming the Commencement Date and the Rent Commencement Date, which Certificate shall be substantially in the form attached hereto as Exhibit G.

4.	Rent.

(a) Payments. As consideration for this Lease, Tenant shall pay Landlord, without any setoff or reduction except as set forth herein, the total amount of Base Rent and Additional Rent due for the Term. “Additional Rent” means all sums (exclusive of Base Rent) that Tenant is required to pay Landlord. Additional Rent and Base Rent are sometimes collectively referred to as “Rent”. Tenant shall pay and be liable for all rental, sales and use taxes (but excluding income taxes payable by Landlord), if any, imposed upon or measured by Rent under applicable Law. Base Rent and recurring monthly charges of Additional Rent shall be due and payable in advance on the first day of each calendar month without notice or demand, provided that (i) Tenant’s obligation to pay Base Rent shall commence on the Rent Commencement Date and (ii) the installment of Base Rent for the first full calendar month of the Term shall be payable upon the execution of this Lease by Tenant. Tenant’s obligation to pay all items of Rent other than Base Rent and Tenant’s Pro Rata Share of Expenses and Taxes shall, unless otherwise specifically set forth herein, commence on the Commencement Date. All other items of Rent shall be due and payable by Tenant on or before 30 days after issuance of a bill or invoice by Landlord. All payments of Rent shall be by good and sufficient check or by other means (such as automatic debit or electronic transfer) acceptable to Landlord. If Tenant fails to pay any item or installment of Rent when due, Tenant shall pay Landlord an administrative fee equal to 5% of the past due Rent, provided that Tenant shall not more than 2 times in any 12 consecutive month period be entitled to a grace period of 5 days. If the Commencement Date and/or the Rent Commencement Date occurs on a day other than the first day of a calendar month or if the Term terminates on a day other than the last day of a calendar month, the monthly Base Rent and Tenant’s Pro Rata Share of any Taxes (defined in Section 4(b)) or Expenses (defined in Section 4(b)) for the month shall be prorated based on the number of days in such calendar month. Landlord’s acceptance of less than the correct amount of Rent shall be considered a payment on account of the earliest Rent due during the term. No endorsement or statements on a check or letter accompanying a check or payment shall be considered an accord and satisfaction, and either party may accept the check or payment without prejudice to that party’s right to recover the balance or pursue other available remedies. Tenant’s covenant to pay Rent is independent of every other covenant in this Lease.

(b) Expenses and Taxes

(i) Tenant shall pay to Landlord, in addition to Tenant’s obligation to pay its Pro Rata Share of Expenses (as defined below) and Taxes (as defined below), all other costs which are specifically set forth herein, to Landlord, as Additional Rent, and any and all charges, costs, expenses and obligations of every kind which the Landlord may, from time to

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time, actually incur in good faith as part of Expenses, without duplication, with regard solely to the Property, the Building, the Premises or the operation and maintenance thereof (except, as otherwise expressly set forth in the Lease) including, without limiting the generality of the foregoing, reasonable attorney’s fees incurred by the Landlord in connection with any amendments to, consents under and subleases and assignments of this Lease requested by Tenant (except in connection with any assignment to Achillion or CII as contemplated in Section 12 hereof) and in connection with the enforcement of rights and pursuit of the remedies of the Landlord under this Lease (whether during or after the expiration or termination of the term of this Lease). Tenant’s payment of items of Additional Rent (other than recurring monthly payment of Tenant’s Pro Rata Share of Expenses and Taxes) shall be made within 30 days of receipt of a bill or invoice therefor from Landlord.

(ii) Commencing on the Rent Commencement Date, Tenant shall pay Tenant’s Pro Rata Share of Expenses and Taxes for each calendar year during the Term. Landlord shall provide Tenant with a good faith estimate of the Expenses and of the Taxes for each calendar year during the Term. On or before the first day of each month, Tenant shall pay to Landlord a monthly installment equal to one-twelfth of Tenant’s Pro Rata Share of Landlord’s estimate of the Expenses and Taxes. If Landlord determines that its good faith estimate of the Expenses or of the Taxes was incorrect by a material amount, Landlord may provide Tenant with a revised estimate. After its receipt of the revised estimate, Tenant’s monthly payments shall be based upon the revised estimate. If Landlord does not provide Tenant with an estimate of the Expenses or of the Taxes by January 1 of a calendar year, Tenant shall continue to pay monthly installments based on the previous year’s estimate(s) until Landlord provides Tenant with the new estimate. Upon delivery of the new estimate, an adjustment shall be made for any month for which Tenant paid monthly installments based on the previous year’s estimate(s). Tenant shall pay Landlord the amount of any underpayment within 30 days after receipt of the new estimate. Any overpayment shall be refunded by Landlord to Tenant within 30 days.

Landlord shall endeavor to furnish Tenant with a statement of the actual Expenses and Taxes for the prior calendar year within 120 days after the end of each calendar year. If the estimated Expenses and/or estimated Taxes for the prior calendar year is more than the actual Expenses and/or actual Taxes, as the case may be, for the prior calendar year, Landlord shall refund the overpayment within 30 days. If the estimated Expenses and/or estimated Taxes for the prior calendar year is less than the actual Expenses and/or actual Taxes, as the case may be, for such prior year, Tenant shall pay Landlord, within 30 days after its receipt of the statement of Expenses and/or Taxes, any underpayment for the prior calendar year.

(c) Expenses Defined. “Expenses” means all costs and expenses actually incurred in each calendar year in connection with operating, maintaining, repairing, and managing the Building and the Property including, but not limited to:

(i) Properly allocated labor costs including, wages, salaries, social security and employment taxes, medical and other types of insurance, uniforms, training, and retirement and pension plans.

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(ii) Management fees, the cost of equipping and maintaining a management office, accounting and bookkeeping services, legal fees not attributable to leasing or collection activity, and other administrative costs. Landlord, by itself or through an affiliate, shall have the right to directly perform or provide any services under this Lease (including management services), provided that the cost of any such services shall not exceed the cost that would have been incurred had Landlord entered into an arms-length contract for such services with an unaffiliated entity of comparable skill and experience.

(iii) The cost of services, including amounts paid to service providers and independent contractors and the rental and purchase cost of parts, suppliers, tools and equipment.

(iv) Premiums and deductibles paid by Landlord for insurance, including workers compensation, fire and extended coverage, earthquake, general liability, rental loss, environmental, elevator, boiler and other insurance customarily carried from time to time by owners of comparable buildings.

(v) Electrical Costs (defined below) and charges for water, gas, steam and sewer, but excluding those charges which are reimbursable by tenants. “Electrical Costs” means: (a) charges paid by Landlord for electricity; (b) costs incurred in connection with an energy management program for the Property; and (c) if and to the extent permitted by Law, a fee for the services provided by Landlord in connection with the selection of utility companies and the negotiation and administration of contracts for electricity, provided that such fee shall not exceed 50% of any savings obtained by Landlord. Electrical Costs shall be adjusted as follows: (i) amounts received by Landlord as reimbursement for above standard electrical consumption shall be deducted from Electrical Costs; (ii) the cost of electricity incurred to provide overtime HVAC to specific tenants (as reasonably estimated by Landlord) shall be deducted from Electrical Costs; and (iii) if Tenant is billed directly for the cost of building standard electricity to the Premises as a separate charge in addition to Base Rent, the cost of electricity to individual tenant spaces in the Building shall be deducted from Electrical Costs.

(vi) The cost of all window and other cleaning and janitorial, snow and ice removal and security services.

(vii) The cost of exterior and interior plantings and landscapings.

(viii) The amortized cost of capital improvements (as distinguished from replacement parts or components installed in the ordinary course of business) and alterations and improvements made to the Property which are: (a) performed primarily to reduce operating expenses costs or otherwise improve the operating efficiency of the Property; or (b) required to comply with any Laws. The cost of capital improvements shall be amortized by Landlord over the useful life as reasonably determined by Landlord. The amortized cost of capital improvements shall include actual or imputed interest at the rate that Landlord would reasonably be required to pay to finance the cost of the capital improvement.

If Landlord incurs Expenses for the Property together with one or more other buildings or properties, whether pursuant to a reciprocal easement agreement,

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common area agreement or otherwise, the shared costs and expenses shall be equitable prorated and apportioned between the Property and the other buildings or properties. Expenses shall not include: the cost of capital improvements (except as set forth above); depreciation; interest (except as provided above for the amortization of capital improvements); principal payments of mortgage and other non-operating debts of Landlord; the cost of repairs or other work to the extent Landlord is reimbursed by insurance or condemnation proceeds; costs in connection with leasing space in the Building, including brokerage commissions; lease concessions, including rental abatements and construction allowances granted to specific tenants; costs incurred in connection with the sale, financing or refinancing of the Building; fines, interest and penalties incurred due to the late payment of Taxes or Expenses; organizational expenses associated with the creation and operation of the entity which constitutes Landlord; or any penalties or damages that Landlord pays to Tenant under this Lease or to other tenants in the Building under their respective leases. If the Building is not at least 95% occupied during any calendar year or if Landlord is not supplying services to at least 95% of the total Rentable Square Footage of the Building at any time during a calendar year, Expenses shall be determined as if the Building has been 95% occupied and Landlord had been supplying service to 95% of the Rentable Square Footage of the Building during that calendar year.

(d) Taxes Defined. “Taxes” shall mean: (1) all real estate taxes and other assessments on the Building and/or Property, including, but not limited to, assessments for special improvement districts and building improvement districts, taxes and assessments levied in substitution or supplementation in whole or in part of any such taxes and assessments; (2) all personal property taxes for property that is owned by Landlord and used in connection with the operation, maintenance and repair of the Property; and (3) all reasonable costs and fees incurred in connection with seeking reductions in any tax liabilities described in (1) and (2), including, without limitation, any costs incurred by Landlord for compliance, review and appeal of tax liabilities. Without limitation, Taxes shall not include any (i) income, capital levy, franchise, capital stock, gift, estate or inheritance tax; or (ii) taxes arising solely from tenant improvement work which is other than Landlord’s Base Building Work, done on another tenant’s premises and which exceeds a building standard build-out provided such taxes are separately assessed by the applicable governmental authority. If an assessment is payable in installments, Taxes for the year shall include the amount of the installment and any interest due and payable during the year. For all other real estate taxes, Taxes for that year shall, at Landlord’s election, include either the amount accrued, assessed or otherwise improved for the year or the amount due and payable for that year, provided that Landlord’s election shall be applied consistently throughout the Term. If a change in Taxes is obtained for any year of the Term during which Tenant paid Tenant’s Pro Rata Share of any Taxes, then Taxes for that year will be retroactively adjusted and Landlord shall provide Tenant with a refund, if any, based on the adjustment. Tenant shall pay Landlord the amount of Tenant’s Pro Rata Share of any such increase in the Taxes within 30 days after Tenant’s receipt of a statement from Landlord.

(e) Audit Rights. Tenant may, within 180 days after receiving Landlord’s statement of Expenses and/or Taxes, give Landlord written notice (“Review Notice”) that Tenant intends to review Landlord’s records of the Expenses for that calendar year. Within a reasonable time after receipt of the Review Notice, Landlord shall make all pertinent records available for inspection that are reasonably necessary for Tenant to conduct its review. Tenant may inspect

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the records at the office of Landlord or Landlord’s property manager in New Haven, Connecticut. If Tenant retains an agent to review Landlord’s records, the agent must be with a licensed CPA firm. Tenant shall be solely responsible for all costs, expenses and fees incurred for the audit. Within 60 days after the records are made available to Tenant, Tenant shall have the right to give Landlord written notice (as “Objection Notice”) stating in reasonable detail any objection to Landlord’s statement of Expenses and/or Taxes for that year. If Tenant fails to give Landlord an Objection Notice within the 60 day period or fails to provide Landlord with a Review Notice within the 90 day period described above, Tenant shall be deemed to have approved Landlord’s statement of Expenses and/or Taxes and shall be barred from raising any claims regarding the Expenses and/or Taxes for that year. If Tenant provides Landlord with a timely Objection Notice, Landlord and Tenant shall work together in good faith to resolve any issues raised in Tenant’s Objection Notice. If Landlord and Tenant determine that Expenses and/or Taxes for the calendar year are less than reported, Landlord shall provide Tenant at Landlord’s option either a refund of the amount of overpayment or with a credit against the next installment of Rent in the amount of any overpayment by Tenant. Likewise, if Landlord and Tenant determine that Expenses and/or Taxes for the calendar year are greater than reported, Tenant shall pay Landlord the amount of any underpayment within 30 days. The records obtained by Tenant shall be treated as confidential. In no event shall Tenant be permitted to examine Landlord’s records or to dispute any statement of Expenses and/or Taxes unless Tenant has paid and continues to pay all Rent when due.

(f) Personal Property Taxes. Tenant shall pay for all ad valorem taxes on its personal property, and on the value of all tenant improvements to the extent the improvements exceed a building standard build-out.

5.	Compliance with Laws; Use.

(a) The Premises shall be used only for the Permitted Use and for no other use whatsoever. Tenant shall not use or permit the use of the Premises for any purpose which is illegal, dangerous to persons or property or which, in Landlord’s reasonable opinion, unreasonably disturbs any other tenants of the Building or interferes with the operation of the Building. Tenant shall comply with all Laws, including, without limitation, the Americans with Disabilities Act Accessibility Guidelines for Buildings and Facilities (the “ADAAG”) and with all applicable Regulations of the National Board of Fire Underwriters, including Compliance and with the National Fire Code Bulletins, NFPA 30 (the Flammable and Combustible Liquids Code) and NFPA 45 (the standard for Fire Protection in Laboratories using Chemicals) regarding the operation of Tenant’s business and the use, condition, configuration and occupancy of the Premises. Tenant, within 10 days after receipt, shall provide Landlord with copies of any notices it receives regarding a violation of any Laws. Tenant shall comply with the rules and regulations of the Building attached as Exhibit B and such other reasonable rules and regulations adopted by Landlord pertaining to health, safety or operational matters from time to time, provided the same do not materially increase Tenant’s obligations or diminish its rights under the Lease. Tenant shall also cause its agents, contractors, subcontractors, employees, customers, and subtenants to comply with all rules and regulations. Landlord shall not knowingly discriminate against Tenant in Landlord’s enforcement of the rules and regulations and shall endeavor to uniformly and consistently enforce such rules and regulations.

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(b) Landlord shall comply in all material respects with all Laws applicable to the common areas of the Building, subject to Landlord’s right to contest the applicability or legality thereof Landlord represents to Tenant, that upon completion of Landlord’s Base Building Work, the common areas shall be in compliance, in all material respects, with all Laws, including, without limitation, the ADAAG.

6.	Security Deposit.

(a) In the event of an assignment of the Lease to Achillion as contemplated in Section 12 hereof, then Achillion (or CII) shall deliver to Landlord a Security Deposit in the amount of $17,138.00 not later than the Achillion Transfer Effective Date (as defined in Section 12(f) below). In the event of an assignment of the Lease to a Successor Tenant, then, not later than the effective date of the assignment, a Security Deposit in an amount reasonably determined by Landlord, (based, in part, on the Successor Tenant’s creditworthiness) which amount will be not less than the amount set forth above as the Security Deposit payable by Achillion (or CII), shall be delivered to Landlord by the Successor Tenant.

(b) The Security Deposit required to be paid by Achillion, CII, or by any Successor Tenant, shall be delivered to Landlord upon the effective date of the assignment of this Lease and shall be held by Landlord without liability for interest as security for the performance of Tenant’s obligations. The Security Deposit is not an advance payment of Rent or a measure of Tenant’s liability for damages. In lieu of all cash, Tenant may provide Landlord with an unconditional, irrevocable, assignable letter of credit, (the “Letter of Credit”) for all or a portion of the Security Deposit. In the event Tenant furnishes the Letter of Credit, the Letter of Credit shall be on the following terms and conditions: (i) issued by a commercial bank acceptable to Landlord, which bank must have a counter for presentment in New Haven or Hartford, Connecticut; (ii) having a term which shall have an expiration date not sooner than 60 days after the Termination Date, however, if the Letter of Credit has an earlier expiration date, it shall contain a so-called “evergreen clause” and be automatically renewed prior to the stated expiration date(s) until a date that is not sooner than 60 days after the Termination Date; (iii) available for negotiation by draft(s) at sight accompanied by a statement signed by Landlord stating that the amount of the draw represents funds due to Landlord (or its successors and assigns) due to the failure of Tenant to pay Base Rent and/or Additional Rent when due or otherwise perform its obligations under this Lease and (iv) be otherwise on terms and conditions satisfactory to Landlord. It is agreed that in the event Tenant defaults beyond any applicable notice and cure period in respect of any of the terms, provisions, covenants, and conditions of this Lease, including, but not limited to, the payment of Base Rent and Additional Rent, Landlord may draw upon the Letter of Credit or upon the funds held on account as the Security Deposit to the extent required for the payment of any Base Rent and Additional Rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant’s default (beyond applicable notice and cure periods) in respect of any of the terms, provisions, covenants, and conditions of this Lease, including, but not limited to, any damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord. In the event the bank issuing the Letter of Credit gives Landlord notice that the Letter of Credit will not be renewed (such notice being addressed and delivered to Landlord as required by this Lease) it shall, at Landlord’s election, be deemed to be an automatic

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default entitling Landlord to draw upon such bank at sight for the balance of the Letter of Credit and hold or apply the proceeds thereof in accordance with the terms of this Lease. Landlord shall return any unapplied portion of the Security Deposit to Tenant within 60 days after the later to occur of: (1) payment by Tenant in full of all Base Rent and Additional Rent due and completion of any restoration required under the Lease; (2) the date Tenant surrenders possession of the Premises to Landlord in accordance with this Lease; or (3) the Termination Date. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the Letter of Credit or any funds on deposit and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. In the event Landlord draws upon the Letter of Credit or on funds on deposit as the Security Deposit, Tenant shall provide a new irrevocable letter of credit (on the terms set forth above) or with cash in the amount of the amount so drawn within seven (7) days after Landlord notifies Tenant of the draw or withdrawal so that at all times the total amount of Letters of Credit and/or funds in the account held by Landlord shall be equal to the aggregate Security Deposit. If Landlord transfers its interest in the Premises, Landlord may assign the Security Deposit to the transferee and, following the assignment, Landlord shall have no further liability for the return of the Security Deposit. Landlord shall not be required to keep the Security Deposit separate from its other accounts.

7.	Services to Be Furnished by Landlord.

(a) Landlord agrees to furnish Tenant with the following Building systems and services: (1) water service for use in lavatories on each floor on which the Premises are located; (2) domestic cold water through the base Building system described in the Base Building MEP (as defined in Section 31 hereof); (3) condenser-water, pre-conditioned and delivered through the condenser loop as described in the Base Building MEP to supply the Tenant specific heating, ventilating and air-conditioning systems serving areas other than the Laboratory Space within the Premises and the refrigeration systems within the Laboratory Space. Tenant, upon such advance notice as is reasonably required by Landlord, shall have the right to receive such service in the areas other than Laboratory Space during hours other than Normal Business Hours. The condenser-water shall be provided to the Laboratory Space 24 hours a day, 7 days a week, without Tenant requesting the delivery of the same for after-hours. Tenant shall pay Landlord for all such services in accordance with the provisions of Section 10 of this Lease; (4) tempered fresh air delivered through the base Building system described in the Base Building MEP. Tenant upon such advance notice as is reasonably required by Landlord, shall have the right to receive tempered fresh air service in the areas other than Laboratory Space during hours other than Normal Business Hours. The tempered fresh air service shall be provided to the Laboratory Space 24 hours a day, 7 days a week, without Tenant requesting the delivery of the same for after-hours. Tenant shall pay Landlord for all such services in accordance with the provisions of Section 10 of this Lease; (5) drainage system for domestic water and sanitary waste at locations indicated in the Base Building MEP; (6) a back-up generator providing for emergency lighting of common areas of the Building (7) Maintenance and repair of the Premises and Property, to the extent and as described in Section 9(b); (8) Elevator service; (9) Electricity to the Premises, in accordance with and subject to the terms and conditions in Section 10 of this Lease; (10) access to the Premises 24 hours a day, 7 days a week; and (11) such other services as Landlord reasonably determines are necessary or appropriate for the Property. Landlord’s

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expenses incurred in maintaining, repairing and operating the Building systems and providing the foregoing services (other than those expenses incurred by Landlord in the initial construction of Landlord’s Base Building Work) shall be Expenses payable by Tenant in accordance with the provisions of this Lease. Notwithstanding the foregoing, if Tenant requests any additional or special services from Landlord after Normal Business Hours (such as a security guard for after-hours), then Tenant shall pay to Landlord the standard reasonable charge for such service(s) (which standard charge shall reflect Landlord’s costs incurred in providing such service(s)) with such after-hours charge being equitably pro-rated among all tenants (including Tenant) utilizing such services.

(b) Landlord’s failure to furnish, or any interruption or termination of, services or utilities due to the application of Laws, the failure of any equipment, the performance of repairs, improvements or alterations, or the occurrence of any event or cause beyond the reasonable control of Landlord (a “Service Failure”) shall not render Landlord liable to Tenant, constitute a constructive eviction of Tenant, give rise to an abatement of Rent, nor relieve Tenant from the obligation to fulfill any covenant or agreement. In no event shall Landlord be liable to Tenant for any loss or damage, including the theft of Tenant’s Property (defined in Article 15), arising out of or in connection with the failure of any security services, personnel or equipment. Notwithstanding anything to the contrary contained in this Section 7, in the event there is an interruption, curtailment or suspension of a Building System (“Service Interruption”) and (i) if such Service Interruption shall continue for more than five consecutive Business Days; (ii) such Service Interruption shall materially impair the operation of Tenant’s business in the Premises, rendering all or any material part of the Premises inaccessible or untenantable and Tenant’s back-up generator (if any), has not functioned in such a manner as to permit Tenant to conduct business within all or the affected material part of the Premises and; (iii) such Service Interruption has not been caused by the public utility company servicing or supplying the Building or by an act of Tenant or Tenant’s servants, employees or contractors, then, as Tenant’s sole remedy in connection with such Service Interruption, Tenant shall be entitled to an abatement of Base Rent and Additional Rent (based on the square footage of the Premises subject to the Service Interruption) beginning on the sixth consecutive Business Day of such Service Interruption and ending on the date such Service Interruption ceases. Similarly, if during the course of any particular Lease Year, there have occurred days of Service Interruptions which have been of a duration, in each instance, of less than five (5) consecutive Business Days (and, therefore, the provisions of the preceding sentence have been inapplicable), but which, in the aggregate, have totaled thirty (30) Business Days, then, as Tenant’s sole remedy in connection with such Service Interruption, Tenant shall, so long as the event giving rise to any such Service Interruption occurring after such thirty (30) Business Days of Service Interruptions, is determined by Landlord to be as a result of an insured casualty or event which gives Landlord the right to make a claim for coverage on its rental interruption policy, be entitled to an abatement of Basic Rent and Additional Rent (based on the square footage of the Premises subject to the Service Interruption) for each Business Day thereafter on which a Service Interruption occurs and ending upon the date each such Service Interruption ceases. Landlord shall promptly take all action necessary to remedy the same and agrees to perform the work and repairs required to do so in a manner which will minimize, to the extent reasonably possible, interference with the conduct by Tenant of its business in Premises.

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8.	Leasehold Improvements.

(a) All improvements to the Premises (collectively, “Leasehold Improvements”) shall be owned by Landlord and shall remain upon the Premises without compensation to Tenant. Tenant shall not remove unless Landlord, by written notice to Tenant within 30 days prior to the Termination Date, requires Tenant to remove, at Tenant’s expense the following; (1) Cable (defined in Section 9(a)) installed by or for the exclusive benefit of Tenant and located in the Premises or other portions of the Building; and (2) any or all Leasehold Improvements that are performed by or for the benefit of Tenant and, in Landlord’s reasonable judgment, are of a nature that would require removal and repair costs that are materially in excess of the removal and repair costs associated with standard laboratory or office improvements (collectively referred to as `Required Removables”). Without limitation, it is agreed that Required Removables may include internal stairways, raised floors, personal baths and showers, vaults, rolling file systems, building and roof penetrations equipment and property and equipment (including, without limitation, laboratory related equipment) permanently affixed to the Premises or to the Building systems, and structural alterations and modification of any type. The Required Removables designated by Landlord to be removed shall be removed by Tenant before the Termination Date. Landlord agrees that it shall on or about the Rent Commencement Date designate any portion or item of the Initial Alterations that constitutes a Required Removable. Tenant shall repair damage caused by the installation or removal of Required Removables. If Tenant fails to remove any Required Removables required by Landlord to be removed or perform related repairs in a timely manner, Landlord, at Tenant’s expense, may remove and dispose of such Required Removables and perform the required repairs. Tenant, within 30 days after receipt of an invoice, shall reimburse Landlord for the reasonable costs incurred by Landlord. If Landlord elects to retain any of the Required Removables, Tenant covenants that (i) such Required Removables will be surrendered in good condition, free and clear of all liens and encumbrances and (ii) if Cable is to be surrendered, it shall be left in safe condition, properly labeled at each end and in each telecommunications/electrical closet and junction box. Tenant may remove its trade fixtures, so long as such fixtures are not permanently affixed to the Building or the Building systems and not contained in or located above the ceiling, outside the demising walls, beneath the floor of the Premises or in the interior walls of the Premises.

(b) Notwithstanding the foregoing, Tenant, at the time it requests approval for a proposed Alteration (defined in Section 9(c)) other than the Initial Improvements, may request in writing that Landlord advise Tenant whether the Alteration or any portion of the Alteration will be designated as a Required Removable. Within 10 Business Days after receipt of Tenant’s request, Landlord shall advise Tenant in writing as to which portions of the Alteration, if any, will be considered to be Required Removables. If Landlord fails to notify Tenant within such 10 Business Day period, then Tenant shall deliver to Landlord a second notice (which may be by facsimile transmission to 978-287-5050 or to such other facsimile as Landlord may provide to Tenant) advising Landlord of its failure to respond and providing Landlord with an additional period of three (3) Business Days within which to respond. In the event Landlord continues to fail to notify Tenant of its determination within such additional three (3) Business Day period, then such Alterations shall not be deemed to be Required Removables.

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9.	Repairs and Alterations.

(a) Tenant’s Repair Obligations. (i) Tenant shall, at its sole cost and expense, promptly, considering the nature and urgency of the repair or maintenance involved, perform all maintenance and repairs to the Premises that are not Landlord’s express responsibility under this Lease, and shall keep the Premises, the Eastside Restroom and the Eastside Mechanical Room in good condition and repair, reasonable wear and tear excepted. Tenant’s repair obligations include, without limitation, repairs to: (1) floor coverings; (2) interior partitions; (3) interior doors (including door(s) from Common Areas into the Premises, the Eastside Restroom and the Eastside Mechanical Room, as applicable); (4) the interior side of demising walls; (5) electronic, phone and data cabling and related equipment (collectively, “Cable”) that is installed by or for the exclusive benefit of Tenant and located in the Premises or other portions of the Building; (6) air conditioning units, private showers and kitchens, including hot water heaters, plumbing, and similar facilities serving Tenant exclusively; (7) intentionally omitted; (8) Alterations performed by contractors retained by Tenant, including related HVAC balancing; (9) Tenant duct work or conduits located in chaseways and/or exhaust equipment and systems; and (10) all other repairs within the Premises, including the Laboratory Space, the Eastside Restroom and Eastside Mechanical Room, including, without limitation, with those required to plumbing, mechanical, electrical and HVAC systems located within the Premises, the Eastside Restroom and the Eastside Mechanical Room, or exclusively serving the Premises, Suite 802, Suite 803, the Eastside Restroom and the Eastside Mechanical Room up to and including the tie-in or point of connection to the base Building systems. All work shall be performed in accordance with the rules and procedures described in Section 9(c) below. If Tenant fails to make any repairs to the Premises for more than 15 days after notice from Landlord (although notice shall not be required if there is an emergency), Landlord may make the repairs, and Tenant shall pay the reasonable cost of the repairs to Landlord within 30 days after receipt of an invoice, together with an administrative charge in an amount equal to 10% of the cost of the repairs. The tenant leasing Suite 804 (such tenant sometimes referred to herein as the “Collection Agent”) has the right to charge to the tenants leasing Suites 802 and 803, including Tenant, such tenant’s pro rata share of the costs incurred by the Collection Agent in maintaining and repairing the Eastside Restroom and Eastside Mechanical Room (such pro rata share to be determined in accordance with the provisions of Section 10 below).

(ii) In the event Suites 802, 803 and 804 are not leased to one tenant, Landlord reserves the right to assume the obligation to maintain and repair the Eastside Restroom and the Eastside Mechanical Room and charge to the tenants of Suites 802, 803 and 804 their respective pro-rata share of the costs incurred by Landlord in doing so (such pro-rata share to be calculated in the manner set forth in Section 10).

(b) Landlord’s Repair Obligations. Landlord shall endeavor to cause the Building to be a Class A office building (with reference to other Class A office buildings in New Haven, Connecticut) and thereafter maintain the Building as such. The costs and expenses of doing so shall be deemed to be “Expenses”, subject to the provisions of Section 4 of this Lease. Landlord shall keep and maintain in good repair and working order and make repairs to and perform maintenance upon: (1) structural elements of the Building; (2) the base Building Systems including the mechanical (including HVAC), electrical, plumbing and fire/life safety

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systems serving the Building in general but excluding those for which the Tenant is responsible, such as the tie-ins or point of connection with those systems which are located within or exclusively serving the Premises and/or Suite 802, Suite 804, the Eastside Restroom and/or the Eastside Mechanical Room; (3) Common Areas; (4) the roof of the Building, including the roof membrane; (5) exterior windows of the Building and common area doors; and (6) elevators serving the Building. Landlord shall promptly make repairs (considering the nature and urgency of the repair) for which Landlord is responsible.

(c) Alterations. Tenant shall not make alterations, additions or improvements to the Premises, the Eastside Restroom or Eastside Mechanical Room or install any Cable in the Premises or other portions of the Building (collectively referred to as “Alterations”) without first obtaining the written consent of Landlord in each instance, which consent shall not be unreasonably withheld or delayed. Plans and specifications for all Alterations shall be prepared in accordance with and not provide for any exceedence of the capacities set forth in the Base Building MEP, provided, however, that Landlord acknowledges that the Tenant Improvement Plans provide for an exceedence of the standard cubic feet per minute (“cfm”) delivery of outside air maximum for tenant ventilation for Laboratory Space set forth in the Base Building MEP (which is calculated on the basis of the usable square footage of the Laboratory Space) by providing for a cfm delivery for the Laboratory Space within the Premises of 6,160 cfm (such amount, the “Grandfathered cfm Level”). Landlord consents to the Grandfathered cfm Level. However, Landlord’s consent shall not be required for any Alteration that satisfied all of the following criteria (a “Cosmetic Alteration”): (1) is of a cosmetic nature such as painting, wallpapering, hanging pictures and/or installing carpeting; (2) is not visible from the exterior of the Premises or Building; (3) will not affect the systems or structure of the Building; and (4) does not require work to be performed inside the walls or at, above or to the ceiling of the Premises. However, even though consent is not required, the performance of Cosmetic Alterations shall be subject to all the other provisions of this Section 9(c). Prior to starting work on any Alteration other than a Cosmetic Alteration, including, without limitation, the Initial Alterations, Tenant shall furnish Landlord with plans and specifications reasonably acceptable to Landlord; names of contractors reasonably acceptable to Landlord (provided that Landlord may designate specific contractors with respect to Building systems and to the roof and Tenant shall be required to utilize Landlord’s mechanical, electrical and roofing consultants and/or contractors, unless Tenant and its contractors first obtain, at Tenant’s expense, the approval of Landlord’s architect and engineers of the work to be performed); copies of contracts (from which Tenant may delete items that relate to the pricing or which involve confidential information concerning Tenant’s business practices); copies of necessary permits and approvals, including certificate of occupancy if applicable; evidence of contractor’s and subcontractor’s insurance in amounts reasonably required by Landlord; and any security for performance that is reasonably required by Landlord. Changes to the plans and specifications must also be submitted to Landlord for its approval. Alterations shall be constructed in a good and workmanlike manner using materials of a quality that is at least equal to the quality designated by Landlord as the minimum standard for the Building. Landlord may designate reasonable rules, regulations and procedures for the performance of work in the Building and, to the extent reasonably necessary to avoid disruption to the occupants of the Building, shall have the right to designate the time when Alterations may be performed. Tenant shall reimburse Landlord within 30 days after receipt of an invoice for sums paid by Landlord for third party examination of Tenant’s plans for non-Cosmetic

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Alterations. In addition, within 30 days after receipt of an invoice from Landlord, Tenant shall pay Landlord a fee for Landlord’s oversight and coordination of any non-Cosmetic Alterations equal to 10% of the cost of the non-Cosmetic Alterations. Upon completion, Tenant shall furnish “as-built” plans (except for Cosmetic Alterations), completion affidavits, full and final waivers of lien and receipted bills covering all labor and materials. Tenant shall assure that the Alterations comply with all insurance requirements and Laws. Landlord’s approval of an Alteration shall not be a representation by Landlord that the Alteration complies with applicable Laws or will be adequate for Tenant’s use.

(d) Significant Laboratory Expansion. In the event Tenant elects to perform any Alteration (including the Initial Alterations) which would cause any one or more of the following two elements to occur: (i) an exceedence of the cfm for delivery of outside air to Laboratory Space in the Premises beyond the greater of (y) the cfm for delivery of outside air to Laboratory Space set forth in the Base Building MEP or (z) the Grandfathered cfm Level (as defined in Subsection 9(c) above); or (ii) an exceedence of the watts per square foot (“wsf”) of demand power in the Premises beyond the wsf of demand power set forth in the Base Building MEP (such occurrence, a “Significant Laboratory Expansion”), then there will be an increase in the amount of annual Base Rent per rentable square foot of $6.50 over the annual Base Rent per rentable square foot identified in Section 1(d) solely with respect to the “Deemed Excess Laboratory Space,” as defined below. (Calculations for the determination of any exceedence of cfm for delivery of outside air or wsf of demand power to Laboratory Space shall be made on the basis of the usable square footage of the Laboratory Space as the allowance for each as identified in the MEP is on the basis of usable square footage).

The Deemed Excess Laboratory Space shall be determined based upon the plans and specifications submitted by Tenant in connection with any proposed Alteration (including the Initial Alterations) of the Premises on the basis of the greater of the exceedences, if any, of the two elements used to determine the occurrence of a Significant Laboratory Expansion, as follows:

(i) As to an exceedence of cfm for delivery of outside air to Laboratory Space, the percentage that the cfm for all Laboratory Space exceeds the greater of (A) the cfm specified in the Base Building MEP for Laboratory Space, or (B) the Grandfathered cfm Level, shall be multiplied by the total rentable square footage of the total Laboratory Space. The product so obtained shall be the amount of the Deemed Excess Laboratory Space; and

(ii) As to an exceedence of the wsf of demand power, the percentage that the wsf for demand power for all Laboratory Space exceeds the wsf for demand power specified in the Base Building MEP shall be multiplied by the total rentable square footage of the total Laboratory Space. The product so obtained shall be the amount of the Deemed Excess Laboratory Space.

(iii) For example: Assume that the Premises initially consists of 20,000 rentable square feet, 12,000 of which is Laboratory Space, and the cfin for delivery of outside air and wsf of demand power for the Premises prior to any alteration are equal to the

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capacity set forth in the Building MEP. Assume further that the Significant Laboratory Expansion occurs due to Tenant converting 4,000 rsf of office space in the Premises to Laboratory Space.

Assume further that the total Laboratory Space exceeds the Grandfathered cfm Level for delivery of outside air by sixty percent (60%) and it exceeds the wsf for demand power by fifty percent (50%). Applying the methodology set forth above to determine the Deemed Excess Laboratory Space: (i) the cfm exceedence is 60% x 16,000 (the original 12,000 rsf of Laboratory Space, plus the additional Laboratory Space of 4,000 rsf) or 9,600 rentable square feet; and (ii) the wsf exceedence is 50% X 16,000 or 8,000 rentable square feet. Accordingly, the Deemed Excess Laboratory Space is 9,600 rentable square feet and the applicable Base Rent per rentable square feet for 9,600 rentable square feet of Deemed Excess Laboratory Space shall be increased by $6.50 per rentable square feet.

10.	Utility Charges.

(a) From and after the Commencement Date, Tenant shall pay for all electricity, gas, water and all other utilities used or consumed at the Premises, together with its pro rata share of utilities used and consumed at the Eastside Restroom and Eastside Mechanical Room, as more particularly set forth below, as Additional Rent. In addition, as the utilities used and consumed at Suites 802, 803, 804, the Eastside Restroom and the Eastside Mechanical Room (sometimes collectively called the “Eastside Premises”) are measured by one checkmeter per utility, the Collection Agent is obligated under its Lease with Landlord to pay for all electricity, gas, water and all other utilities used or consumed at the Eastside Premises. The Collection Agent is authorized and deemed to be permitted by the terms of this Lease to collect from Tenant its pro-rata share of such utilities, which share shall be determined by application of a fraction which has as its numerator the rentable square footage of the Premises and 30,709 as the denominator (which is the aggregate rentable square footage of Suites 802, 803 and 804 located on the eighth floor of the Building). The failure of Tenant to reimburse the Collection Agent for its pro-rata share of utilities payable under this Lease, shall, at Landlord’s election, constitute a default by Tenant under this Lease. The tenant under the Lease for Suite 802 is likewise obligated to pay to the Collection Agent its pro rata share of the utilities used or consumed at the Eastside Premises. The Collection Agent, Tenant and the tenant within Suite 803 shall arrange, as between themselves, for the method of collection of such payments.

(b) Tenant shall pay to Collection Agent, as the initial Electric Charge, its pro rata share of the product of $5.00 per square foot per annum times 30,709 rentable square feet. The Premises Electric Charge shall be payable in equal monthly installments, in advance, to Collection Agent in time to permit the Collection Agent to remit the same to Landlord, together with such Collection Agent’s monthly payment of Base Rent. Landlord shall install a check meter to measure the consumption of electricity at the Eastside Premises. The cost of electricity shall be determined on the basis of the rate charged for such load and usage in the service classification in effect from time to time pursuant to which Landlord then purchased electric current for the entire Building. The Premises Electrical Charge shall be reconciled with the actual costs approximately every 6 months during the first 12 month period following the Commencement Date and not less than annually thereafter. The Premises Electrical Charge shall

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be adjusted, if necessary, from time to time, to appropriately reflect the cost of electricity delivered to and consumed at the Premises.

(c) The use of electrical service shall not exceed, either in voltage, rated capacity, or overall load, that which Landlord deems to be standard for the Building. If Tenant requests permission to consume excess electrical service, Landlord may refuse to consent or may condition consent upon conditions that Landlord reasonably elects (including, without limitation, the installation of utility service upgrades, meters, submeters, air handlers or cooling units), and the additional usage (to the extent permitted by Law), installation and maintenance costs shall be paid by Tenant.

(d) Electrical service to the Building may be furnished by one or more companies providing electrical generation, transmission and distribution services, and the cost of electricity may consist of several different components or separate charges for such services, such as generation, distribution and stranded cost charges. Landlord shall have the exclusive right to select any company providing electrical service to the Building, to aggregate the electrical service for the Building and Premises with other buildings, to purchase electricity through a broker and/or buyers group and to change the providers and manner of purchasing electricity. Landlord shall be entitled to receive a fee (if permitted by applicable Law) for the selection of utility companies and the negotiation and administration of contracts for electricity, provided that the amount of such fee shall not exceed 50% of any savings obtained by Landlord.

(e) If either the quantity or character of utility service is changed by the public utility corporation supplying such service to the Building or the Eastside Premises is no longer available or suitable for Tenant’s requirements, no such change, unavailability or unsuitability shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord or Landlord’s agents. Notwithstanding the foregoing, Landlord covenants to use commercially reasonable efforts to obtain an alternate or substitute supplier of services.

(f) Commencing as of the Commencement Date, Tenant shall pay its pro rata share for water consumed or utilized at the Eastside Premises. Tenant shall pay to Collection Agent, its pro rata share of a water charge of, initially, the product of $0.30 per square foot per annum times 30,709. The water charge shall be payable to Collection Agent in equal monthly installments, in advance, in time to permit payment of the same by Collection Agent together with such Collection Agent’s payment to Landlord of its monthly payment of Base Rent. Landlord shall, at Landlord’s cost, install a flow meter and thereby measure the consumption of water for all purposes at the Eastside Premises. Tenant, at Tenant’s sole cost and expense, shall keep any such meter and any such installation equipment in good working order and repair. The cost for water shall be determined on the basis of the cost to Landlord for water in effect from time to time pursuant to which Landlord shall then have purchased water for the entire Building. The water charge shall be reconciled with the actual cost approximately every six months during the first twelve month period following the Commencement Date and not less than annually thereafter. The water charge shall be adjusted, if necessary, from time to time to appropriately reflect the cost of water delivered to and consumed at the Premises.

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(g) The consumption and the delivery to the Eastside Premises and to the chemical storage area of heating, ventilation and air-conditioning will be separately monitored and the actual out-of-pocket costs incurred by Landlord, net of all discounts and rebates received by Landlord, in connection therewith shall be billed to Collection Agent through the Building management system and Tenant’s pro rata share thereof shall be payable by Tenant monthly, in advance.

(h) Notwithstanding anything to the contrary contained herein Landlord reserves the right to bill the tenants of Suites 802, 803 and 804 (including Tenant) such tenant’s pro rata share of the cost of all utilities used or consumed at the Eastside Premises as Additional Rent which shall then be payable by each such Tenant, monthly, in advance, together with the Base Rent.

11.	Entry by Landlord.

(a) Landlord, it agents, contractors and representatives may enter the Premises to inspect or show the Premises, to clean and make repairs, alterations or additions to the Premises the Eastside Restroom and Eastside Mechanical Room, and to conduct or facilitate repairs, alterations or additions to any portion of the Building, including other tenants’ premises. Except in emergencies or to provide janitorial and other Building services after Normal Business Hours, Landlord shall provide Tenant with reasonable prior notice of entry into the Premises, which may be given orally. If reasonably necessary for the protection and safety of Tenant and its employees, Landlord shall have the right to temporarily close all or a portion of the Premises to perform repairs, alterations and additions. However, except in health or safety emergency situations, Landlord will not close the Premises without giving Tenant 30 days prior written notice (and Landlord will endeavor to give Tenant 60 days prior written notice). Landlord shall use commercially reasonable efforts to correct or remedy any situation causing such health or safety emergency as expeditiously as possible. Entry by Landlord shall not constitute constructive eviction or entitle Tenant to an abatement or reduction of Rent.

(b) Notwithstanding anything to the contrary contained in this Section 11, in the event there is a health or safety emergency situation which causes Landlord to close the Premises (such event a “Closure Event”) and (i) if such Closure Event shall continue for more than five (5) consecutive Business Days and (ii) such Closure Event has not been caused by an act of Tenant or Tenant’s servants, employees or contractors, then Tenant shall be entitled to an abatement of Base Rent and Additional Rent beginning on the sixth consecutive Business Day of such Closure Event and ending on the date such Closure Event ceases. Similarly, if during the course of any particular Lease Year, there have occurred days of Closure Events which have been of a duration, in each instance, of less than five (5) consecutive Business Days (and, therefore, the provisions of the preceding sentence have been inapplicable), but which, in the aggregate, have totaled thirty (30) Business Days, then as Tenant’s sole remedy in connection with any such Closure Events thereafter occurring, Tenant shall, so long as the event giving rise to any such Closure Event occurring after such thirty (30) Business Days of Closure Events, is determined by Landlord to be as a result of an insured casualty or event which gives Landlord the right to make a claim for coverage on its rental interruption policy, be entitled to an

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abatement of Base Rent and Additional Rent for each Business Day thereafter on which a Closure Event occurs and ending upon the date each such Closure Event ceases.

12.	Assignment and Subletting.

(a) Except in connection with (y) a Permitted Transfer (defined in Section 12(e) below), or (z) an assignment to Achillion or to CII, as contemplated in Section 12(f) below, Tenant shall not assign, sublease, transfer or encumber any interest in this Lease or allow any third party to use any portion of the Premises (collectively or individually, a “Transfer”) without the prior written consent of Landlord, which consent shall riot be unreasonably withheld if Landlord does not elect to exercise its termination rights under Section 12(b) below. Without limitation, it is agreed that Landlord’s consent shall not be considered unreasonably withheld if: (1) the proposed transferee’s financial condition does not meet the criteria Landlord uses to select Building tenants having similar leasehold obligations; (2) the proposed transferee’s business is not suitable for the Building considering the zoning regulations applicable to the Building, the business of the other tenants and the Building’s prestige, or would result in a violation of another tenant’s rights; (3) the proposed transferee is a governmental agency or other occupant of the Building; (4) Tenant is in default after the expiration of any applicable notice and cure periods in this Lease; or (5) any portion of the Building or Premises would likely become subject to additional or different Laws as a consequence of the proposed Transfer. Tenant shall not be entitled to receive monetary damages based upon a claim that Landlord unreasonably withheld its consent to a proposed Transfer and Tenant’s sole remedy shall be an action to enforce any such provision through specific performance or declaratory judgment. Any attempted Transfer in violation of this Article shall constitute a breach of this Lease and shall, at Landlord’s option, be void. Consent by Landlord to one or more Transfer(s) shall not operate as a waiver of Landlord’s rights to approve any subsequent Transfer. In no event shall any Transfer or Permitted Transfer release or relieve Tenant from any obligation under this Lease.

(b) As part of its request for Landlord’s consent to a Transfer, Tenant shall provide Landlord with financial statements for the proposed transferee, a complete copy of the proposed assignment, sublease and other contractual documents and such other information as Landlord may reasonably request. Landlord shall, by written notice to Tenant within 30 days of its receipt of the required information and documentation, either: (1) consent to the Transfer by the execution of a consent agreement in a form reasonably designated by Landlord or reasonably refuse to consent to the Transfer in writing; or (2) exercise its right to terminate this Lease with respect to the portion of the Premises that Tenant is proposing to sublet or assign. If Landlord exercises its right to terminate this Lease, Landlord shall, in its notice of such exercise, give Tenant notice of the termination date and such termination shall be effective, without the necessity of any further notice to Tenant or amendment to this Lease, on the date set forth in Landlord’s notice. Tenant shall pay Landlord a review fee of $500.00 for Landlord’s review of any Permitted Transfer or requested Transfer, provided if Landlord’s actual reasonable costs and expenses (including reasonable attorney’s fees) exceed $500.00, Tenant shall reimburse Landlord for its actual reasonable costs and expenses in lieu of a fixed review fee.

(c) Tenant shall pay Landlord 50% of all rent and other consideration which Tenant receives as a result of a Transfer to a Successor Tenant that is in excess of the Rent

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payable to Landlord for the portion of the Premises and Term covered by the Transfer. Tenant shall pay Landlord 100% of all Rent and other consideration which Tenant receives as a result of a Transfer to Achillion that is in excess of the sum of (i) the Rent payable to Landlord for the portion of the Premises and the Term covered by the Transfer and (ii) the Excess Cost Reimbursements as defined in Assignment and that certain Assumption of Lease between Tenant, Achillion, CII and Landlord dated as of March 30, 2001, (the “Achillion Assumption Agreement”). Tenant shall pay Landlord for Landlord’s share of any excess within 30 days after Tenant’s receipt of such excess consideration. Tenant may deduct from the excess all reasonable and customary third party expenses directly incurred by Tenant attributable to the Transfer (other than Landlord’s review fee), including brokerage fees, legal fees and construction costs. If Tenant is in Monetary Default (defined in Section 19(a). below), Landlord may require that all sublease payments be made directly to Landlord, in which case Tenant shall receive a credit against Rent in the amount of any payments received (less Landlord’s share of any excess).

(d) Except as provided below with respect to a Permitted Transfer, if Tenant is a corporation, limited liability company, partnership, or similar entity, and if the entity which owns or controls a majority of the voting shares/rights at any time changes for any reason (including but not limited to a merger, consolidation or reorganization), such change of ownership or control shall constitute a Transfer. The foregoing shall not apply so long as Tenant is an entity whose outstanding stock is listed on a recognized security exchange, or if at least 80% of its voting stock is owned by another entity, the voting stock of which is so listed.

(e) Tenant may assign its entire interest under this Lease to a successor to Tenant by purchase, merger, consolidation or reorganization without the consent of Landlord (a “Permitted Transfer”), provided that all of the following conditions are satisfied: (1) Tenant is not in default under this Lease; (2) Tenant’s successor shall own all or substantially all of the assets of Tenant; (3) except as permitted in Section 12(f) below, Tenant’s successor shall have a tangible net worth which is at least equal to the greater of Tenant’s tangible net worth at the date of this Lease or Tenant’s tangible net worth as of the day prior to the proposed purchase, merger, consolidation or reorganization; and (4) Tenant shall give Landlord written notice at least 30 days prior to the effective date of the proposed purchase, merger, consolidation or reorganization. Tenant’s notice to Landlord shall include information and documentation showing that each of the above conditions has been satisfied including, without limitation, audited financial statements of Tenant and the proposed successor. If requested by Landlord, Tenant’s successor shall sign a commercially reasonable form of assumption agreement.

(f) At the request of Tenant and provided that Tenant is not in default beyond applicable grace or notice and cure periods under this Lease, all parties satisfy the provisions of the Achillion Assumption Agreement, and the Security Deposit is delivered to Landlord, then the Lease shall as of the earlier of (i) the Effective Date, (as defined in the Achillion Assumption Agreement) or (ii) the applicable Early Possession Date (as defined in the Achillion Assumption Agreement) (such date, the “Achillion Transfer Effective Date”) be assigned to Achillion and Yale University shall, subject to and as more particularly set forth in paragraph 8 of the Achillion Assumption Agreement, be released of its obligations under this Lease from and after the Achillion Transfer Effective Date. If Achillion and CII fail to pay to Tenant the Excess Cost Reimbursements or otherwise perform under the Achillion Assumption Agreement, or if

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Achillion or CII fail to pay to Landlord the Security Deposit, then Tenant shall on or within five (5) Business Days after the Achillion Transfer Effective Date give notice to Landlord that Tenant has elected to, effective as of the Achillion Transfer Date (i) relinquish possession of the Premises and either (y) assign the Lease to Landlord or a designee of Landlord or (z) enter into a lease termination with Landlord, or (ii) continue its tenancy under the Lease and perform all obligations of the Tenant hereunder for the remainder of the Term. If Tenant elects to relinquish possession of the Premises and assign or terminate its leasehold as set forth above, then Tenant shall be permitted to remove from the Premises only those items, equipment and furnishings as are identified on Exhibit H attached hereto and made a part hereof.

13.	Liens.

Tenant shall not permit mechanic’s or other liens to be placed upon the Property, Premises or Tenant’s leasehold interest in connection with any work or service done or purportedly done by or for benefit of Tenant. If a lien is so placed, Tenant shall, within 10 days of notice from Landlord of the filing of the lien, fully discharge the lien by setting the claim which resulted in the lien or by bonding or insuring over the lien in the manner prescribed by the applicable Law. If Tenant fails to discharge the lien, then, in addition to any other right or remedy of Landlord, Landlord may bond or insure over the lien or otherwise discharge the lien. Tenant shall reimburse Landlord for any amount paid by Landlord to bond or insure over the lien or discharge the lien, including, without limitation, reasonable attorneys’ fees (if and to the extent permitted by Law) within 30 days after receipt of an invoice from Landlord.

14.	Indemnity and Waiver of Claims.

(a) Except to the extent caused by the gross negligence or willful misconduct of Landlord or any Landlord Related Parties (defined below), Tenant shall indemnify, defend and hold Landlord, its trustees, members, principals, beneficiaries, partners, officers, directors, employees, and agents (“Landlord Related Parties”) harmless against and from all liabilities, obligations, damages, penalties, claims, actions, costs, charges and expenses, including, without limitation, reasonable attorneys’ fees and other professional fees (if and to ‘.he extent permitted by Law), which may be imposed upon, incurred by or asserted against Landlord or any of the Landlord Related Parties and arising out of or in connection with any damage or injury occurring in the Premises or any acts or omissions (including violations of Law) of Tenant, the Tenant Related Parties (defined below) or any of Tenant’s transferees, contractors or licensees.

(b) Except to the extent caused by the gross negligence or willful misconduct of Tenant or any Tenant Related Parties (defined below), Landlord shall indemnify, defend and hold Tenant, its trustees, members, principals, beneficiaries, partners, officers, directors, employees and agents (“Tenant Related Parties”) harmless against and from all liabilities, obligations, damages, penalties, claims, actions, costs, charges and expenses, including, without limitation, reasonable attorneys’ fees and other professional fees (if and to the extent permitted by Law), which may be imposed upon, incurred by or asserted against Tenant or any of the Tenant Related Parties and arising out of or in connection with the acts or omissions (including violations of Law) of Landlord, the Landlord Related Parties or any of Landlord’s contractors.

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(c) Landlord and the Landlord Related Parties shall not be liable for, and Tenant waives, all claims for loss or damage to Tenant’s business or loss, theft or damage to Tenant’s Property or the property of any person claiming by, through or under Tenant resulting from: (1) wind or weather; (2) the failure of any sprinkler, heating or air-conditioning equipment, any electric wiring or any gas, water or steam pipes; (3) the backing up of any sewer pipe or downspout; (4) the bursting, leaking or running of any tank, water closet, drain or other pipe; (5) water, snow or ice upon or coming through the roof, skylight, stairs, doorways, windows, walks or any other place upon or near the Building; (6) any act or omission of any party other than Landlord or Landlord Related Parties; and (7) any causes not reasonably within the control of Landlord. Tenant shall insure itself against such losses under Article 15 below.

15.	Insurance.

(a) Tenant shall carry and maintain the following insurance (“Tenant’s Insurance”), at its sole cost and expense: (1) Commercial General Liability Insurance applicable to the Premises, the Eastside Restroom, Eastside Mechanical Room and their appurtenances providing, on an occurrence basis, a minimum combined single limit of $3,000,000.00; (2) All Risk Property/Business Interruption Insurance, including flood and earthquake, written at replacement cost value and with a replacement cost endorsement covering all of Tenant’s trade fixtures, equipment, furniture and other personal property within the Premises (“Tenant’s Property”); (3) environmental impairment insurance (which must include an explicit clause or endorsement to cover Tenant’s covenant obligation of Section 32(d), have limits of not less than $3, 000,000.00 per occurrence and $5,000,000.00 annual aggregate for sudden and accidental occurrences or non-sudden and accidental occurrences arising from the Premises or activities of any and all users and occupiers thereof; insurance written on a claims-made basis shall include an extended discovery period of at lease 24 months after cancellation or expiration of the policy); and (4) Workers’ Compensation Insurance as required by the state in which the Premises is located and in amounts as may be required applicable statute; and (5) Employers Liability Coverage of at least $2,000,000.00 per occurrence. Any company writing any of Tenant’s Insurance shall be reasonably acceptable to Landlord and its Mortgagee (as defined below). All Commercial General Liability Insurance policies shall name Tenant as a named insured and Landlord (or any successor), its property manager(s), and its Mortgagee(s) (as defined in Section 26), and other designees of Landlord as their respective interests may appear, as additional insureds. All policies of Tenant’s insurance shall contain endorsements that the insurer(s) shall give Landlord, its Mortgagee(s) and its designees at least 30 days’ advance written notice of any change, cancellation, termination or lapse of insurance. Tenant shall provide Landlord with a certificate of insurance evidencing Tenant’s Insurance prior to the earlier to occur of the Commencement Date or the date Tenant is provided with possession of the Premises for any reason, and upon renewals at least 15 days prior to the expiration of the insurance coverage. Except as specifically provided to the contrary, the limits of Tenant’s insurance shall not limit its liability under this Lease. The Collection Agent is obligated under its Lease for Suite 804 to carry All Risk Property/Business Interruption Insurance, including flood and earthquake, written at replacement cost value and with a replacement cost endorsement covering the equipment, fixtures, furniture and personal property in the Eastside Restroom and Eastside Mechanical Room. Tenant and the tenant of Suites 803 shall share the cost of the insurance carried by the

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Collection Agent with respect to the Eastside Restroom and Eastside Mechanical Room, on a pro-rata basis.

(b) Landlord shall maintain (the costs of which shall be an Expense under Section 4 of this Lease), among other coverages, an all risk property insurance policy on the Building insuring the full replacement value thereof (but excluding the value of Tenant’s personal property and equipment) which policy shall include coverage for, but not be limited to, fire and extended perils including flood and earthquake, to the extent available and including rental loss coverage.

16.	Subrogation.

Notwithstanding anything in this Lease to the contrary, Landlord and Tenant shall cause their respective insurance carriers to waive any and all rights of recovery, claim, action or causes of action against the other and their respective trustees, principals, beneficiaries, partners, officers, directors, agents, and employees,. for any loss or damage that may occur to Landlord or Tenant or any party claiming by, through or under Landlord or Tenant, as the case may be, with respect to Tenant’s Property, the Building, the Premises, any additions or improvements to the Building or Premises, or any contents thereof, including all rights of recovery, claims, actions or causes of action arising out of the negligence of Landlord or any Landlord Related Parties of the negligence of Tenant or any Tenant Related Parties, which loss or damage is (or would have been, had the insurance required by this Lease been carried) covered by insurance.

17. Casualty Damage.

(a) If all or any part of the Premises is damaged by fire or other casualty, Tenant shall immediately notify Landlord in writing. During any period of time that all or a material portion of the Premises is rendered untenantable as a result of a fire or other casualty, the Rent shall abate for the portion of the Premises that is untenantable and not used by Tenant. Landlord shall have the right to terminate this Lease if: (1) the Building shall be damaged so that, in Landlord’s reasonable judgment, substantial alteration or reconstruction of the Building shall be required (whether or not the Premises has been damaged) and provided Landlord is using reasonable efforts to terminate all other leases in effect at the Building; (2) Landlord is not permitted by Law to rebuild the Building in substantially the same form as existed before the fire or casualty; (3) the Premises have been materially damaged and there is less than 2 years of the Term remaining on the date of the casualty; (4) any Mortgagee (as defined in Article 26) requires that the insurance proceeds be applied to the payment of the mortgage debt; or (5) a material uninsured loss to the Building occurs. Landlord agrees it shall not discriminate against Tenant by electing to terminate this Lease alone, except in the event of a termination by Landlord under Subsection (3) above Landlord may exercise its right to terminate this Lease by notifying Tenant in writing within 90 days after the date of the casualty. If Landlord does not terminate this Lease, Landlord shall endeavor to commence to repair and restore the damage on the ,earlier to occur of the date of receipt of insurance proceeds or the date which is 90 days after the date of the casualty. Landlord shall thereafter proceed with reasonable diligence to complete repair and restoration of the Building and the Leasehold Improvements (excluding any Alterations that were performed by Tenant in violation of this Lease). However, in no event shall Landlord be

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required to spend more than the insurance proceeds received by Landlord. In the event Landlord fails to complete repair or restoration to such an extent as to permit Tenant to use and occupy the Premises within 270 days from the earlier to occur of the date (i) Landlord actually commences repair or restoration or (ii) which is 90 days from the date of the occurrence of the casualty, then Tenant may, by giving notice to Landlord prior to the date such repair or restoration is so completed, as its sole remedy, terminate this Lease. Landlord shall not be liable for any loss or damage to Tenant’s Property or to the business of Tenant resulting in any way from the fire or other casualty or from the repair and restoration of the damage. Landlord and Tenant hereby waive the provisions of any Law relating to the matters addressed in this Article, and agree that their respective rights for damage to or destruction of the Premises shall be those specifically provided in this Lease.

(b) If all or any portion of the Premises shall be made untenantable by fire or other casualty, Landlord shall, with reasonable promptness, cause an architect or general contractor selected by Landlord to provide Landlord and Tenant with a written estimate of the amount of time required to substantially complete the repair and restoration of the Premises and make the Premises tenantable again, using standard working methods (“Completion Estimate”). If the Completion Estimate indicates that the Premises cannot be made tenantable within 270 days from the date the repair and restoration is started, then regardless of anything in Section 17(a) above to the contrary, either party shall have the right to terminate this Lease by giving written notice to the other of such election within 10 days after receipt of the Completion Estimate. Tenant, however, shall not have the right to terminate this Lease if the fire or casualty was caused by the negligence or intentional misconduct of Tenant, Tenant Related Parties or any of Tenant’s transferees, contractors or licensees.

18.	Condemnation.

Either party may terminate this Lease if the whole or any material part of the Premises shall be taken or condemned for any public or quasi-public use wider Law, by eminent domain or private purchase in lieu thereof (a “Taking”). Landlord shall also have the right to terminate this Lease if there is a Taking of any portion of the Building or Property which would leave the remainder of the Building unsuitable for use as an office building in a manner comparable to the Building’s use prior to the Taking. In order to exercise its rights to terminate the Lease, Landlord or Tenant, as the case may be, must provide written notice of termination to the other within 45 days after the terminating party first receives notice of the Taking. Any such termination shall be effective as of the date the physical taking of the Premises or the portion of the Building or Property occurs. If this Lease is not terminated, the Rentable Square Footage of the Building, the Rentable Square Footage of the Premises and Tenant’s Pro Rata Share shall, if applicable, be appropriately adjusted. In addition, Rent for any portion of the Premises taken or condemned shall be abated during the unexpired Term of this Lease effective when the physical taking of the portion of the Premises occurs. All compensation awarded for a Taking, or sale proceeds, shall be the property of Landlord, any rights to receive compensation or proceeds being expressly waived by Tenant. However, Tenant may file a separate claim at its sole cost and expense for Tenant’s Property and Tenant’s reasonable relocation expenses, provided the filing of the claim does not diminish the award which would otherwise be receivable by Landlord.

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19.	Events of Default.

Tenant shall be considered to be in default of this Lease upon the occurrence of any of the following events of default:

(a) Tenant’s failure to pay within 5 days of the date when due all or any portion of the Rent (a “Monetary Default”), provided Landlord shall not more than 2 times within any 12 consecutive month period give to Tenant notice of Tenant’s failure to pay rent when due and 5 days within which to cure such failure after any such written notice shall have been given. If Landlord has provided Tenant with such 2 notices within any 12 month period of Tenant’s Monetary Default, Tenant’s subsequent failure to pay Rent when due within such 12 consecutive month period shall, at Landlord’s option, be an incurable event of Monetary Default by Tenant.

(b) Tenant’s failure to comply with any other term, provision or covenant of this Lease (which is other than a Monetary Default), if the failure is not cured within 30 days after written notice to Tenant. However, if Tenant’s failure to comply cannot reasonably be cured within 10 days (as shall be determined by Landlord, in the exercise of its sole, but reasonable, judgment), Tenant shall be allowed additional time (not to exceed 60 days) as is reasonably necessary to cure the failure so long as: (1) Tenant commences to cure the failure within 30 days, and (2) Tenant diligently pursues a course of action that will cure the failure and bring Tenant back into compliance with the Lease. However, if Tenant’s failure to comply creates a hazardous condition, the failure must be cured immediately upon notice to Tenant. In addition, if Landlord provides Tenant with notice of Tenant’s failure to comply with any particular term, provision or covenant of the Lease on 2 occasions during any 12 consecutive month period, Tenant’s subsequent violation of such term, provision or covenant within such 12 consecutive month period shall, at Landlord’s option, be an incurable event of default by Tenant.

(c) Tenant or any Guarantor becomes insolvent, makes a transfer in fraud of creditors or makes and assignment for the benefit of ‘creditors, or admit in writing its inability to pay its debts when due.

(d) The leasehold estate is taken by process or operation of Law.

(e) Tenant abandons or vacates all or any portion of the Premises.

(f) After a transfer or assignment of the Lease to a Successor Tenant, if such Successor Tenant is in default beyond any applicable grace or notice and cure period under any other lease or agreement with Landlord.

(g) After a transfer or assignment of the Lease to Achillion, if Achillion is in default beyond any applicable grace or notice and cure period under any other lease or agreement with Landlord.

So long as the Achillion Assumption Agreement remains in effect, Landlord agrees that it shall, when giving notice to Tenant of a default or the occurrence of an event of default, give notice to Achillion of such default. Achillion shall then have the right, but

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not the obligation, to cure such default within any applicable grace or notice and cure period provided for in this Lease with respect to such default and Landlord shall accept such cure if timely made.

20.	Remedies.

(a) Upon any default, Landlord shall have the right without notice or demand (except as provided in Article 19) to pursue any of its rights and remedies at Law or in equity, including any one or more of the following remedies:

(i) Terminate this Lease, in which case Tenant shall immediately surrender the Premises to Landlord. If Tenant fails to surrender the Premises, Landlord may, in compliance with applicable Law and without prejudice to any other right or remedy, enter upon and take possession of the Premises and expel and remove Tenant, Tenant’s Property and any party occupying all or any part of the Premises. Tenant shall pay Landlord or demand the amount of all past due Rent and other losses and damages which Landlord may suffer as a result of Tenant’s default, whether by Landlord’s inability to relet the Premises on satisfactory terms or otherwise, including, without limitation, all Costs of Reletting (defined below) and any deficiency that may arise from reletting or the failure to relet the Premises. “Cost of Reletting” shall include all costs and expenses incurred by Landlord in reletting or attempting to relet the Premises, including, without limitation, reasonable legal fees, brokerage commissions, the cost of alterations and the value of other concession or allowance granted to a new tenant.

(ii) Terminate Tenant’s right to possession of the Premises and, in compliance with applicable Law, expel and remove Tenant, Tenant’s Property and any parties occupying all or any part of the Premises. Landlord may (but shall not be obligated to) relet all or any part of the Premises, without notice to Tenant, for a term that may be greater or less than the balance of the Term and on such conditions (which may include concessions, free rent and alterations of the Premises) and for such uses as Landlord in its absolute discretion shall determine. Landlord may collect and receive all rents and other income from the reletting. Tenant shall pay Landlord on demand all past due Rent, all Costs of Reletting and any deficiency arising from the reletting or failure to relet the Premises. Landlord shall not be responsible or liable for the failure to relet all or any part of the Premises or for the failure to collect any Rent. The re-entry or taking of possession of the Premises shall not be construed as an election by Landlord to terminate this Lease unless a written notice of termination is given to Tenant.

(iii) In lieu of calculating damages under Sections 20(a)(i) or 20(a)(ii) above, Landlord may elect to receive as damages the sum of (a) all Rent accrued through the date of termination of this Lease or Tenant’s right to possession, and (b) an amount equal to the total Rent that Tenant would have been required to pay for the remainder of the Tent discounted to present value at the Prime Rate (defined in Section 20(b) below) then in effect, minus the then present fair rental value of the Premises for the remainder of the Term, similarly discounted, after deducting all anticipated Costs of Reletting.

(b) Unless expressly provided in this Lease, the repossession or re-entering of all or any part of the Premises shall not relieve Tenant of its liabilities and obligations under the Lease. No right or remedy of Landlord shall be exclusive of any other right or remedy. Each

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right and remedy shall be cumulative and in addition to any other right and remedy now or subsequently available to Landlord at Law or in equity. If Landlord declares Tenant to be in default, Landlord shall be entitled to receive interest on any unpaid item of Rent at a rate equal to the Prime Rate plus 4%. For purposes hereof, the “Prime Rate” shall be the per annum interest rate published from time to time in the so-called Money Rates section of The Wall Street Journal or if The Wall Street Journal is no longer published or no longer publishes a “prime rate”, then the per annum interest rate publicly announced as its prime or base rate by a federally insured bank selected by Landlord in the state in which the Building is located. Forebearance by Landlord to enforce one or more remedies shall not constitute a waiver of any default.

(c) In the event this Lease provides for any rent concession or abatement or for any period during which Tenant is not obligated to pay Base Rent and/or Additional Rent, then the entire amount of the concession or of the abated Base Rent and Additional Rent that would otherwise have been due and payable for any such period shall become immediately due and payable upon the occurrence of a default by Tenant under this Lease which continues beyond any applicable notice and cure periods.

21.	Limitation of Liability.

NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS LEASE, THE LIABILITY OF LANDLORD (AND OF ANY SUCCESSOR LANDLORD) TO TENANT SHALL BE LIMITED TO THE INTEREST OF LANDLORD IN THE PROPERTY. ‘TENANT SHALL LOOK SOLELY TO LANDLORD’S INTEREST IN THE PROPERTY AND PROCEEDS OF ANY SALE OF THE BUILDING, INSURANCE PROCEEDS, CONDEMNATION AWARDS, AND/OR FINANCING AND REFINANCING PROCEEDS FOR THE RECOVERY OF ANY JUDGMENT OR AWARD AGAINST LANDLORD FOR THE RECOVERY OF ANY JUDGMENT OR AWARD AGAINST LANDLORD. NEITHER LANDLORD NOR ANY LANDLORD RELATED PARTY SHALL BE PERSONALLY LIABLE FOR ANY JUDGMENT OR DEFICIENCY. BEFORE FILING SUIT FOR AN ALLEGED DEFAULT BY LANDLORD, TENANT SHALL GIVE LANDLORD AND THE MORTGAGEE(S) (DEFINED IN ARTICLE 26 BELOW) WHOM TENANT HAS BEEN NOTIFIED HOLD MORTGAGES (DEFINED IN ARTICLE 26 BELOW) ON THE PROPERTY, BUILDING OR PREMISES, NOTICE AND REASONABLE TIME TO CURE THE ALLEGED DEFAULT.

22.	No Waiver.

Either party’s failure to declare a default immediately upon its occurrence, or delay in taking action for a default shall not constitute a waiver of the default, nor shall it constitute an estoppel. Either party’s failure to enforce its rights for a default shall not constitute a waiver of its rights regarding any subsequent default. Receipt by Landlord of Tenant’s keys to the Premises shall not constitute an acceptance or surrender of the Premises.

23.	Quiet Enjoyment.

Tenant shall, and may peacefully have, hold and enjoy the Premises, subject to the terms of this Lease, provided Tenant pays the Rent and fully performs all of its covenants and

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agreements. This covenant and all other covenants of Landlord shall be binding upon Landlord and its successors only during its or their respective periods of ownership of the Building, and shall not be a personal covenant of Landlord or the Landlord Related Parties.

24.	Intentionally Omitted.

25.	Holding Over.

If Tenant fails to surrender the entirety of the Premises at the expiration or earlier termination of this Lease, occupancy of the Premises after the termination or expiration shall be that of a tenancy at sufferance. Tenant’s occupancy of the Premises during the holdover shall be subject to all the terms and provisions of this Lease and Tenant shall pay an amount (on a per month basis without reduction for partial months during the holdover) equal to 200% of the sum of the Base Rent and Additional Rent due for the period immediately preceding the holdover. No holdover by Tenant or payment by Tenant after the expiration or early termination of this Lease shall be construed to extend the Term or prevent Landlord from immediate recovery of possession of the Premises by summary proceedings or otherwise. In addition to the payment of the amounts provided above, if Landlord is unable to deliver possession of the Premises to a new tenant, or to perform improvements for a new tenant, as a result of Tenant’s holdover and Tenant fails to vacate the Premises within 10 days after Landlord notifies Tenant of Landlord’s inability to deliver possession, or perform improvements, Tenant shall be liable to Landlord for all damages, including, without limitation, consequential damages, that Landlord suffers from the holdover.

26.	Subordination to Mortgages; Estoppel Certificate.

(a) This Lease, and all rights of Tenant hereunder, are and shall be subject and subordinate in all respect to any mortgage(s), deed(s), trust, ground lease(s) or other liens now or subsequently arising upon the Premises, the Building or the Property and to renewals, modifications, and extensions thereof (collectively, the “Mortgages”) whether or not the Mortgages shall also cover other lands and/or buildings and each and every advance made or hereafter to be made under the Mortgages. The provisions of this section shall be self-operative and no further instrument of subordination shall be required as to any Mortgage filed subsequent to the effective date hereof only if the holder of such Mortgage (a “Mortgagee”) agrees in writing or the terms of the Mortgage provide that for so long as Tenant is not in default of its obligations set forth in this Lease beyond any applicable notice and cure period, the Mortgagee will not, in foreclosing against, or taking possession of the Premises or otherwise exercising its right under the Mortgage, disturb the Tenant’s right of possession under this Lease. In confirmation of such subordination, Tenant shall within 10 days after receipt of a request for the same, execute and deliver at its own cost and expense any instrument, in recordable form if required, that Landlord or the Mortgagee may request to evidence such subordination, and Tenant hereby constitutes and appoints Landlord attorney-in-fact for Tenant to execute any such instrument for and on behalf of Tenant.

(b) If, at any time prior to the expiration of the Term, the Mortgagee shall become the owner of the Building as a result of foreclosure of its mortgage or conveyance of the Building, or become a mortgagee in possession of the Property or the Building, Tenant agrees, at

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the election and upon demand of any owner of the Property or the Building, or of the Mortgagee (including a leasehold mortgagee) in possession of the Property or the Building, to attorn from time to time to any such owner, holder or lessee upon the then executory terms and conditions of this Lease, provided that such owner, holder or lessee, as the case may be, shall then be entitled to possession of the Premises. Such successor in interest to Landlord shall not be bound by (i) any payment of rent or additional rent for more than one month in advance, except prepayments in the nature of security for the performance by Tenant of its obligations under the Lease, or (ii) any amendment, modification or termination of this Lease made without the consent of the Mortgagee or (iii) any offsets which may be asserted by the Tenant against payments of Rent as a result of any default by or claims against Landlord hereunder arising prior to the date such successor takes possession of the Premises or (iv) any obligation by Landlord as lessor hereunder to perform any work or grant any concession without the Mortgagee’s express assumption of such obligation to perform work or grant such concession. The foregoing provisions of this Section shall inure to the benefit of any such owner, holder or lessee, shall be self-operative upon any such demand, and no further instrument shall be required to give effect to said provisions, although Tenant shall execute such an instrument upon the request of a Mortgagee.

(c) Landlord and Tenant shall each, within 10 days after receipt of a written request from the other, execute and deliver an estoppel certificate to those parties as are reasonably requested by the other (including a Mortgagee or prospective purchaser). The estoppel certificate shall include a statement certifying that this Lease is unmodified (except as identified in the estoppel certificate) and in full force and effect, describing the dates to which Rent and other charges have been paid, representing that, to such party’s actual knowledge, there is no default (or stating the nature of the alleged default) and indicating other matters with respect to the Lease that may reasonably be requested.

(d) Landlord shall, on or before the Rent Commencement Date and as a condition precedent to the commencement of Tenant’s obligation to pay Rent, deliver to Tenant a non-disturbance agreement from the Mortgagee holding the Mortgage encumbering the Property as of that date, substantially in the form attached hereto as Exhibit I.

27.	Attorney’s Fees.

If either party institutes a suit against the other for violation of or to enforce any covenant or condition of this Lease, or if either party intervenes in any suit in which the other is a party to enforce or protect its interest or rights, the prevailing party shall be entitled to all of its costs and expenses, including, without limitation, reasonable attorney’s fees.

28.	Notice.

If a demand, request, approval, consent or notice (collectively referred to as a “notice”) shall or may be given to either party by the other, the notice shall be in writing and delivered by hand or sent by registered or certified mail with return receipt requested, or sent by overnight or same day courier service at the party’s respective Notice Address(es) set forth in Article 1, except that if Tenant has vacated the Premises (or if the Notice Address for Tenant is other than the Premises, and Tenant has vacated such address) without providing Landlord a new Notice Address, Landlord may serve notice in any manner described in this Article or in any other

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manner permitted by Law, Each notice shall be deemed to have been received or given on the earlier of actual delivery or the date on which delivery is refused, or, if Tenant has vacated the Premises or the other Notice Address of Tenant without providing a new Notice Address, three (3) days after notice is deposited in the U.S. mail or with a courier service in the manner described above. Either party may, at any time, change its Notice Address by giving the other party written notice of the new address in the manner described in this Article.

29.	Excepted Rights.

This Lease does not grant any rights to light or air over or about the Building. Landlord excepts and reserves exclusively to itself the use of: (1) roof;, (2) telephone, electrical and janitorial closets, (3) equipment rooms, Building risers or chaseways o: similar areas that are used by Landlord for the provision of Building services, (4) rights to the land end improvements below the floor of the Premises, (5) the improvements and air rights about the Premises, (6) the improvements and air rights outside the demising walls of the Premises, and (7) the areas within the Premises used for the installation of utility lines and other installations serving occupants of the Building. Landlord has the right to change the Building’s name or address. Landlord also has the right to make such other changes to the Property and Building as Landlord deems appropriate, provided the changes do not materially affect Tenant’s ability to use the Premises for the Permitted Use. Landlord shall also have the right (but not the obligation) to temporarily close the Building if Landlord reasonably determines that there is an imminent danger of significant damage to the Building or of personal injury to Landlord’s employees or the occupants of the Building. The circumstances under which Landlord may temporarily close the Building shall include, without limitation, electrical interruptions, hurricanes and civil disturbances. A closure of the Building under such circumstances shall not constitute a constructive eviction nor entitle Tenant to an abatement or reduction of Rent, provided Landlord promptly proceeds to rectify the same and as soon as practical thereafter reopens the Building ^d provided further, in the event, the closure shall continue for more than 5 consecutive business days and provided the closure has not been caused by Tenant or Tenant’s servants, employees or contractors, then, as Tenant’s sole remedy in connection with such closure, Tenant shall be entitled to an abatement of Base Rent and Additional Rent beginning on the sixth consecutive Business Day of such closure and ending on the date that the Building is reopened.

30.	Surrender of Premises.

At the expiration or earlier termination of this Lease or Tenant’s right of possession, Tenant shall remove Tenant’s Property (defined in Article 15) from the Premises, and quit and surrender the Premises, and its interest in the Eastside Restroom and the Eastside Mechanical Room to Landlord, broom clean, and in good order, condition and repair, ordinary wear and tear excepted. Tenant shall also be required to remove the Required Removables in accordance with Article 8. If Tenant fails to remove any of Tenant’s Property within 2 days after the termination of this Lease or of Tenant’s right to possession, Landlord, at Tenant’s sole cost and expense, shall be entitled (but not obligated) to remove and store Tenant’s Property. Landlord shall not be responsible for the value, preservation or safekeeping of Tenant’s Property. Tenant shall pay Landlord, upon demand, the expenses and storage charges incurred for Tenant’s Property. In addition, if Tenant fails to remove Tenant’s Property from the Premises or storage, as the case

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may be, within 30 days after written notice, Landlord may deem all or any part of Tenant’s Property to be abandoned, and title to Tenant’s Property shall be deemed to be immediately vested in Landlord.

31.	Landlord’s Base Building Work.

(a) The Landlord shall complete, at the Landlord’s cost and expense as set forth herein, the work at the Building (the “Landlord’s Base Building Work”) set forth in the Base Building Tenant Services Specifications (the “Base Building MEP”) attached hereto as Exhibit F. Attached hereto as Exhibit J is a specific list of components of Landlord’s Base Building Work that are to be Substantially Completed by Landlord on or before the date identified on Exhibit J with respect to each such component.

(b) Landlord’s Base Building Work shall be deemed to be “Substantially Complete” or “Substantially Completed” when the work set forth on Exhibit F has been completed in a good and workmanlike manner and in accordance with applicable Laws, except only for minor details or minor items of work, the delayed completion of which will not substantially or unreasonably interfere with the Tenant’s use of the Premises as contemplated hereby.

32.	Environmental Compliance.

(a) Tenant hereby covenants to Landlord that Tenant shall (a) (i) comply with all Environmental Laws (as defined below) and obtain all necessary permits and approvals applicable to the discharge, generation, manufacturing, removal, transportation, treatment, storage, disposal and handling of Hazardous Materials or Wastes (as defined below) as apply to the activities of the Tenant, its directors, officers, employees, agents, contractors, subcontractors, licensees, invitees, successors and assigns at the Property (the “Tenant Parties”) and, without limiting the generality of the foregoing, and prior to the expiration or termination of this Lease, the closure of any hazardous waste storage area and/or any Nuclear Regulatory Commission (“NRC”) regulated facilities in accordance with all applicable Environmental Laws and NRC requirements, as applicable; (ii) promptly remove any Hazardous Materials or Wastes from the Premises in accordance with all applicable Environmental Laws and orders of governmental authorities having jurisdiction; (iii) pay or cause to be paid all costs associated with such removal of such Hazardous Materials or Wastes generated by Tenant or the Tenant Parties including any remediation and restoration of the Premises; and (iv) indemnify Landlord from and against all losses, claims and costs arising out of the migration of Hazardous Materials or Wastes from or through the Premises into or onto or under other portions of the Building or the Property or other properties; (b) keep the Property free of any lien imposed pursuant to any applicable Environmental Law in connection with the existence of Hazardous Materials or Wastes in or on the Premises caused or generated by Tenant or the Tenant Parties; (c) not install or permit to be installed or to exist in the Premises any asbestos, asbestos-containing materials, urea formaldehyde insulation or any other chemical or substance which has been determined to be a hazard to health and environment; (d) not cause or permit to exist, as a result of an intentional or unintentional act or omission on the part of Tenant, any Tenant Parties or any occupant of the Premises, a releasing, spilling, leaking, pumping, emitting, pouring, discharging, emptying or

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dumping of any Hazardous Materials or Wastes onto the Premises, the Building or the Property; (e) after an assignment or transfer of the Lease to a Successor Tenant, Achillion or CII, identify on Exhibit D all Hazardous Materials or Wastes currently stored or used by Tenant, at the Premises, notify Landlord of any changes or additions to the Hazardous Materials or Wastes so used; (f) store and maintain within the Premises quantities of such Hazardous Materials or Wastes within or below Tenant’s pro rata share of the 100% limit of the “exempt amount” of “high hazard materials” (each as defined in the Boca National Building Code, the “NBC”) permitted for the control area in which the Premises are located to avoid classification of the Building in Use Group H, High Hazard occupancy, by the criteria of the NBC (the definition of the control area and method of determining Tenant’ pro-rata share is set forth below); (g) give all notifications and prepare all reports required by Laws with respect to Hazardous Materials or Wastes existing on, released from or emitted from the Premises (and shall give copies of all such notifications and reports to Landlord); (h) promptly notify Landlord in writing of any release, spill, leak, remittance, pouring, discharging, emptying or dumping of Hazardous Materials or Wastes in or on the Premises; (i) if Landlord has a reasonable basis of belief that Tenant, the Tenant Parties or any occupant of the Premises permitted a release or spill of Hazardous Materials or Wastes to occur, pay for periodic environmental monitoring by Landlord as well as subsurface testing paid as Additional Rent; and (j) promptly notify Landlord in writing of any summons, citation, directive, notice, letter or other communication, written or oral, from any local, state or federal governmental agency, or of any claim or threat of claim known to Tenant, made by any third party relating to the presence or releasing, spilling, leaking, pumping, emitting, pouring, discharging, emptying or dumping of any Hazardous Materials or Wastes onto the Premises. Tenant further covenants and agrees that (i) all waste water discharged from the Premises, including from Laboratory Space, shall be suitable for discharge into the Building’s collection facility and into the sanitary sewer system; (ii) it shall collect all chemicals and biological waste into appropriate hazardous waste storage receptacles and discard the same in accordance with applicable Environmental Laws and shall not dispose of the same through the Building’s plumbing system; and (iii) comply with al Laws and with Tenant’s internal guidelines, protocols and procedures governing the operation of the microbiological and/or biomedical laboratories within the Premises. For purposes of subsection (f) above: The term “Control Area” means one of the two areas on the floor of the Building on which the Premises are located which are separated from each other by a two-hour fire wall; and Tenant’s pro-rata :hare of the Control Area shall be determined on the basis of a fraction, the numerator of which is the rentable square footage of the Premises located on the eighth floor of the Building and the denominator of which is 30,709, that is, the rentable square footage of the Control Area. Tenant’s obligations under this Article shall survive termination of the Lease.

(b) Tenant agrees that, at or prior to the termination of this Lease, it shall (i) remove and dispose of, in accordance with all applicable Environmental Laws, all Hazardous Materials or Wastes used, generated, manufactured, stored or otherwise associated with Tenant’s use and operations at the Premises; (ii) deliver to Landlord an environmental assessment or other document, from an environmental consultant reasonably satisfactory to Landlord, and in the form and substance reasonably satisfactory to Landlord, that will confirm the absence of contamination of the Premises, occurring or otherwise present, by virtue of the Hazardous Materials or Wastes used, generated, manufactured, stored or otherwise associated with Tenant’s use of and operations at the Premises; and (iii) if a closure is required under the provisions of the

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Resource Conservation and Recovery Act, 42 U.S.C. Subsection 6901, et seq. (“RCRA”) or other applicable Environmental Laws, evidence reasonably satisfactory to Landlord that such closure has been completed in accordance with all applicable RCRA and Environmental Law requirements.

Tenant agrees that, if Tenant is obligated to close any hazardous waste storage area, if such closure has not been fully completed as of the Termination Date, Tenant shall, in connection therewith, and as security for Tenant’s obligation, on Landlord’s request deposit with Landlord a reasonable sum, not to exceed $50,000.00, which Landlord shall be entitled to continue to hold as security for the proper and lawful closure of such hazardous waste storage area (the “Closure Obligation”). In lieu of cash, Tenant may provide Landlord with an unconditional, irrevocable, assignable letter of credit, (the “Letter of Credit”) for all or a portion of such amount. In the event Tenant furnishes the Letter of Credit, the Letter of Credit shall be on the following terms and conditions: (i) issued by a commercial bank acceptable to Landlord, which bank must have an office in Hartford, Connecticut; (ii) having a term which shall have an expiration date not sooner than the date which is five (5) years from the Termination Date or sooner termination date, however, if the Letter of Credit has an earlier expiration date, it shall contain a so-called “evergreen clause”, (iii) available for negotiation by draft(s) at sight accompanied by a statement signed by Landlord stating that the amount of the draw represents funds due to Landlord (or its successors and assigns) due to the failure of Tenant to perform its Closure Obligation or (iv) be otherwise on terms and conditions reasonably satisfactory to Landlord. It is agreed that in the event Tenant fails to perform its Closure Obligation, Landlord may draw upon the Letter of Credit or upon the funds held on account as the Security Deposit to the extent required to perform the same. In the event that Tenant shall fully and faithfully perform its Closure Obligation (as shall be evidenced by a sign-off or other definitive communication from applicable governmental authorities) and all of its other obligations under this Lease, the Letter of Credit and/or funds on deposit with Landlord shall be returned to Tenant. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the Letter of Credit or any funds on deposit and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. The foregoing right of Landlord to require that Tenant deposit such security is in addition to, and not in lieu of, the rights and remedies otherwise available to Landlord under this Lease.

(c) The term “Hazardous Materials or Wastes” shall mean any hazardous or toxic materials, pollutants, chemicals, or contaminants, including without limitation asbestos, asbestos-containing materials, urea formaldehyde foam insulation, polychlorinated biphenyls (PCBS) and petroleum products as defined, determined or identified as such in any Environmental Laws, as hereinafter defined. The term “Environmental Laws” means any federal, state, county, municipal or local laws, rules or regulations (whether now existing or hereinafter enacted or promulgated) relating to pollution, or to the protection of human health and/or the environment, including, without limitation, the Clean Water Act, 33 U.S.C. § 1251 et seq. (1972), the Clean Air Act, 42 U.S.C. § 7401 et seq. (1970), the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Subsection 1802, The Resource Conservation and Recovery Act, 42 U.S.C. Subsection 6901 et seq., the Occupational Safety and Health Act of 1970, 29 U.S.C. § 651 et seq., any similar state

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laws such as, without limitation, Connecticut General Statutes Title 22a (Protection of Environment) and the regulations promulgated thereunder, as well as any judicial or administrative interpretation thereof, including any judicial or administrative orders or judgments.

(d) Tenant hereby agrees to defend, indemnify and hold harmless Landlord, its employees, agents, contractors, subcontractors, licensees, invitees, successors and assigns from and against any and all claims, losses, damages, liabilities, judgements, costs and expenses (including, without limitation, attorneys’ fees and costs incurred in the investigation, defense and settlement of claims or remediation of contamination) incurred by such indemnified parties as a result of or in connection with the presence at or removal of Hazardous Materials or Wastes from the Premises or as a result of or in connection with activities prohibited under this Article 32. Tenant shall bear, pay and discharge, as and when the same become due and payable, any and all such judgments or claims for damages, penalties or otherwise against such indemnified parties, shall hold such indemnified parties harmless against all claims, losses, damages, liabilities, costs and expenses, and shall assume the burden and expense of defending all suits, administrative proceedings, and negotiations of any description with any and all persons, political subdivisions or government agencies arising out of any of the occurrences set forth in this Paragraph 32. The provisions of this Article shall survive termination of this Lease.

(e) Landlord hereby covenants with Tenant that Landlord shall comply with all Environmental Laws applicable with respect to the common areas of the Building and obtain all necessary permits and approvals applicable to the discharge, generation, manufacturing, removal, transportation, treatment, storage, disposal and handling of Hazardous Materials or Wastes as apply to the activities of Landlord, its directors, officers, employees, agents, contractors, subcontractors, licensees, invitees, successors and assigns at the property.

(f) Landlord hereby agrees to defend, indemnify and hold harmless Tenant, its employees, agents, contractors, subcontractors, licensees, invitees, successors and assigns from and against any and all claims, losses, damages, liabilities, judgments, costs and expenses (including, without limitation, attorneys’ fees and costs incurred in the investigation, defense and settlement of claims or remediation of contamination) incurred by such indemnified parties as a result of or in connection with the presence at or removal of Hazardous Materials or Wastes from the Property (unless the Hazardous Materials or Waste were caused or generated by Tenant or the Tenant Parties). Landlord shall bear, pay and discharge, as arid when the same become due and payable, any and all such judgments or claims for damages, penalties or otherwise against such indemnified parties, shall hold such indemnified parties harmless against all claims, losses, damages, liabilities, costs and expenses, and shall assume the burden and expense of defending all suits, administrative proceedings, and negotiations of any description with any and all persons, political subdivisions or government agencies arising out of any of the occurrences set forth in this Article 32. The provisions of this Section shall survive termination of this Lease.

33.	Miscellaneous.

(a) This Lease and the rights and obligations of the parties shall be interpreted, construed and enforced in accordance with the Laws of the state in which the

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Building is located and Landlord and Tenant hereby irrevocably consent to the jurisdiction and proper venue of such state. If any term or provision of this Lease shall to any extent be invalid or unenforceable, the remainder of this Lease shall not be affected, and each provision of this Lease shall be valid and enforced to the fullest extent permitted by Law. The headings and titles to the Articles and Sections of this Lease are for convenience only and shall have no effect on the interpretation of any part of the Lease.

(b) Tenant shall not record this Lease. Landlord and Tenant shall, upon Tenant’s request, execute a memorandum of Lease, in form and substance satisfactory to each, which Tenant may record, at Tenant’s expense.

(c) Landlord and Tenant hereby waive any right to trial by jury in any proceeding based upon a breach of this Lease.

(d) Whenever a period of time is prescribed for the taking of an action by Landlord or Tenant, the period of time for the performance of such action shall be extended by the number of days that the performance is actually delayed due to strikes, labor disputes, acts of God, shortages of labor or materials, unusual delay in deliveries of materials, war, civil disturbances, fire, unavoidable casualties, and other causes beyond the reasonable control of the performing party (“Force Majeure”). However, events of Force Majeure shall not extend any period of time for the payment of Rent or other sums payable by either party or any period of time for the written exercise of an option or right by either party.

(e) Landlord shall have the right to transfer and assign, in whole or in part, all of its rights and obligations under this Lease and in the Building and/or Property referred to herein, and upon such transfer Landlord shall be released from any further obligations hereunder, and Tenant agrees to look solely to the successor in interest of Landlord for the performance of such obligations, provided such successor shall assume such obligations, otherwise Tenant may look only to the proceeds realized by Landlord on the transfer (as set forth in Section 21 hereof) and solely with respect to any default occurring prior to the date of the transfer.

(f) Tenant represents that it has dealt directly with and only with the Broker as a broker in connection with this Lease. Tenant shall indemnity and hold Landlord and the Landlord Related Parties harmless from all claims of any other brokers claiming to have represented Tenant in connection with this Lease. Landlord agrees to indemnify and hold Tenant and the Tenant Related Parties harmless from all claims of any brokers claiming to have represented Landlord in connection with this Lease.

(g) Landlord and Tenant covenant, warrant and represent to the other that: (1) each individual executing, attesting and/or delivering this Lease on behalf of such party is authorized to do so on its behalf; (2) this Lease is binding upon such party; and (3) such party is duly organized and legally existing in the state of its organization and is qualified to do business in the state in which the Premises are located. If there is more than one Tenant, or if Tenant is comprised of more than one party or entity, the obligations imposed upon Tenant shall be joint and several obligations of all the parties and entities. Notices, payments and agreements given or made by, with or to any one person or entity shall be deemed to have been given or made by, with and to all of them.

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(h) Time is of the essence with respect to Tenant’s exercise of any expansion, renewal or extension rights granted to Tenant. This Lease shall create only the relationship of landlord and tenant between the parties, and not a partnership, joint venture or any other relationship. This Lease and the covenants and conditions in this Lease shall inure only to the benefit of and be binding only upon Landlord and Tenant and their permitted successors and assigns.

(i) The expiration of the Term, whether by lapse of time or otherwise, shall not relieve either party of any obligations which accrued prior to or which may continue to accrue after the expiration or early termination of this Lease. Without limiting the scope of the prior sentence, it is agreed that Tenant’s obligations under Articles 4, 8, 14, 20, 25, 30 and 32 shall survive the expiration or early termination of this Lease.

(j) Landlord has delivered a copy of this Lease to Tenant for Tenant’s review only, and the delivery of it does not constitute an offer to Tenant or an option. This Lease shall not be effective against any party hereto until an original copy of this Lease has been signed by such party.

(k) All understandings and agreements previously made between the parties are superseded by this Lease and by a side letter dated on even date herewith, and neither party is relying upon any warranty, statement or representation not contained in this Lease or in such side letter. This Lease may be modified only by a written agreement signed by Landlord and Tenant.

(l) Each Tenant other than Yale University and CII (including, without limitation, Achillion and/or any Successor Tenant) under this Lease shall, within 90 days after the end of each fiscal year of Tenant, deliver to Landlord of a copy of its audited financial statement and within 15 days after Landlord’s request, such other financial information as Landlord may reasonably request. CII shall, within 15 days after Landlord’s request, deliver to Landlord a copy of its most recent audited financial statement and such other financial information as Landlord shall reasonably request. Upon written request by Tenant, Landlord shall enter into a commercially reasonable confidentiality agreement covering any confidential information that is disclosed by Tenant.

(m) This Lease may be modified only by an amendment signed in writing by Landlord and Tenant and consented or agreed to by the then current Mortgagee.

(n) This Lease may be executed in two or more counterparts and by each party on separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which together shall constitute one and the same document.

34.	Landlord Default.

If Landlord shall violate, neglect or fail to perform or observe any of the covenants, provisions, or conditions contained in this Lease on its part to be performed or observed, which default continues for a period of more than thirty (30) days after receipt of written notice from Tenant specifying such default, or if such default is of a nature to require more than thirty (30) days for remedy and continues beyond the time reasonably necessary to

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cure (provided Landlord must have undertaken procedures to cure the default within such thirty (30) days period and thereafter diligently pursue such efforts to cure to completion). Tenant shall have available to it all rights and remedies available to Tenant at law, in equity or hereunder. Further, in the event such failure of Landlord is causing material interference with the Tenant’s conduct of business at the Premises and Landlord has failed within the foregoing notice and cure period to commence to cure the alleged default, then Tenant shall give to Landlord (by facsimile transmission to 978-287-5050, or to such other number as Landlord shall have give notice to Tenant) notice of Landlord’s failure and an additional 24 hours to commence to cure. If Landlord continues to fail to commence to cure, then, Tenant may elect to incur any reasonable expense necessary to perform the obligation of Landlord specified in such notice and bill Landlord for the costs thereof. Notwithstanding the foregoing, if in Tenant’s reasonable judgment, an emergency situation shall exist, Tenant may cure such default with only reasonable (under the circumstances) notice to Landlord being required. In no event shall Tenant have the right or ability to offset or deduct any expenses incurred by Tenant from any Base Rent or Additional Rent payable by Tenant under this Lease.

35.	Telecommunications Carrier Access.

(a) Tenant’s right to select and utilize a telecommunications and data carrier (the “Carrier”) shall be conditioned on the execution by such Carrier of:

(i) a license agreement, in form and substance reasonably satisfactory to Landlord, pursuant to which Landlord shall grant to the Carrier a license (which shall be coextensive with the rights and privileges granted to Tenant under this Lease) to install, operate, maintain, repair, replace, and remove cable and related equipment within the Premises and pathways within the Building that are necessary to provide telecommunications and data services to Tenant at the Premises.

(b) The license contemplated herein to be granted to the Carrier shall permit the Carrier to provide services only to Tenant and not to any other tenants or occupants of the Building and shall require all of the Carrier’s equipment (other than connecting wiring) to be located in the Tenant’s Premises. The License shall not grant an exclusive right to Tenant or to the Carrier. Landlord reserves the right, at its sole discretion, to grant, renew, or extend licenses to other telecommunications and data carriers for the purposes of locating telecommunications equipment in the Building which may serve Tenant or other tenants in the Building.

(c) Except to the extent expressly set forth herein, nothing herein shall grant to the Carrier any greater rights or privileges than Tenant is granted pursuant to the terms of this Lease or diminish Tenant’s obligations or Landlord’s rights hereunder.

(d) Tenant shall be responsible for ensuring that the Carrier complies with the terms and conditions of the License agreement relating to the use of the Premises or the making of any Leasehold Improvements or other alterations which are imposed upon Tenant under this Lease. Any failure by the Carrier, beyond applicable notice and cure periods, to observe and comply with such terms, conditions, agreement, and covenants imposed upon the Carrier under the License Agreement, shall, at Landlord’s option, constitute an Event of Default under this Lease.

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36.	Entire Agreement.

This Lease and the following exhibits and attachments constitute the entire agreement between the parties and supersede all prior agreements and understandings related to the Premises, including all lease proposals, letters of intent and other documents: Exhibit A (Outline and Location of Premises), Exhibit B (Rules and Regulations), Exhibit C (Initial Alterations/Work Letter Agreement), Exhibit D (Intentionally Omitted so long as Yale University is the only Tenant), Exhibit E (Intentionally Omitted), Exhibit F (MEP), Exhibit G (Form of Commencement Date Agreement), Exhibit H (List of Equipment and Furnishing that Tenant May Remove), Exhibit I (Form of Subordination, Non-Disturbance and Attornment Agreement); and Exhibit J (List of Components of Base Building Work).

(Remainder of page intentionally blank, signature page to follow).

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Landlord and Tenant have executed this Lease as of the day and year first above written.

WITNESS/ATTEST:	LANDLORD:

WE GEORGE STREET, L.L.C., a Delaware limited liability company

	By:	Winstanley Enterprises, LLC its managing member

By:

Name (print):		Name:

Title:

Name (print):

WITNESS/ATTEST:	TENANT:

YALE UNIVERSITY

By:

Name (print):		Name:

Title:

Name (print):

EXHIBIT A

PREMISES

This Exhibit is attached to and made a part of the Lease dated as of March 30, 2001 by and between WE GEORGE STREET, L.L.C., a Delaware limited liability company (“Landlord”) and YALE UNIVERSITY, a corporation specially chartered by the General Assembly of the Colony and the State of Connecticut (“Tenant”) for space in the Building located at 300 George Street, New Haven, Connecticut.

EXHIBIT B

BUILDING RULES AND REGULATIONS

The following rules and regulations shall apply, where applicable, to the Premises, the Building, the parking garage (if any), the Property and the appurtenances. Capitalized terms have the same meaning as defined in the Lease.

1.	Sidewalks, doorways, vestibules, hails, stairways and other similar areas shall not be obstructed by Tenant or used by Tenant for any purpose other than ingress and egress to and from the Premises. No rubbish, litter, trash, or material shall be placed, emptied, or thrown in those areas. At to time shall Tenant permit Tenant’s employees to loiter in Common Areas or elsewhere about the Building or Property.

2.	Plumbing fixtures and appliances shall be used only for the purpose for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or placed in the fixtures or appliances. Damage resulting to fixtures or appliances by Tenant, its agents, employees or agents, shall be paid for by Tenant, and Landlord shall not be responsible for the damage.

3.	No signs, advertisements or notices shall be painted or affixed to windows, doors or other party of the Building, except those of such color, size, style and in such places as are first approved in writing by Landlord. All tenant identification and suite numbers at the entrance to the Premises shall be installed by Landlord, at Tenant’s cost and expense, using the standard graphics for the Building. Except in connection with the hanging of lightweight pictures and wall decorations, no nails, hooks or screws shall be inserted into any part of the Premises or Building except by the Building maintenance personnel.

4.	Landlord shall provide and maintain in the first floor (main lobby) of the Building an alphabetical directory board or other directory device listing tenants. No other directory shall be permitted unless previously consented to by Landlord in writing.

5.	Tenant shall not place any lock(s) on any door in the Premises or Building without Landlord’s prior written consent and Landlord shall have the right to retain at all times and to use keys to all locks within and into the Premises. A reasonable number of keys to the locks on the entry doors in the Premises shall be furnished by Landlord to Tenant at Tenant’s cost, and Tenant shall not make any duplicate keys. All keys shall be returned to Landlord at the expiration or early termination of this Lease.

6.	All contractors, contractor’s representatives and installation technicians performing Work in the Building which affects the building systems or the space above the ceiling, beneath the finished floor of the Premises or within the walls shall be subject to Landlord’s prior approval and shall be required to comply with Landlord’s standard rules, regulations, policies and procedures, which may be revised from time to time.

7.	Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by Tenant of merchandise or materials requiring the use of elevators, stairways, lobby areas or loading dock areas, shall be restricted to hours designated by Landlord. Tenant shall obtain Landlord’s prior approval by providing a detailed listing of the activity- If approved by Landlord, the activity shall be under the supervision of Landlord and performed in the manner required by Landlord. Tenant shall assume all risk for damage to articles moved and injury to any persons resulting activity. If equipment, property, or personnel of Landlord or of any other party is damaged or injured as a result of or in connection with the activity, Tenant shall be solely liable for any resulting damage or loss. If building personnel are on-site during the move. Tenant shall reimburse Landlord for 1.25 times the costs incurred.

8.	Landlord shall have the right to approve the weight, size, or location of heavy equipment or articles in and about the Premises. Damage to the Building by the installation, maintenance, operation, existence or removal of the property of Tenant shall be repaired at Tenant’s sole expense.

9.	Corridor doors, when not in use, shall be kept closed.

10.	Tenant shall not: (1) make or permit any improper, objectionable or unpleasant noises or odors in the Building, or otherwise interfere in any way with other tenants or persons having business with them; (2) solicit business or distribute, or cause to be distributed, in any portion of the Building, handbills, promotional materials or other advertising; or (3) conduct or permit other activities in the Building that might, in Landlord’s sole opinion, constitute a nuisance.

11.	No animals, except those assisting handicapped persons or those necessary for the conduct of Tenant’s business, shall be brought into the Building or kept in or about the Premises.

12.	Tenant shall not use or occupy the Premises in any manner or for any purpose which might injure the reputation or impair the present or future value of the Premises or the Building. Tenant shall not use, or permit any part of the Premises to be used, for lodging, sleeping or for any illegal purpose.

13.	Tenant shall not take any action which would violate Landlord’s labor contracts or which would cause a work stoppage, picketing, labor disruption or dispute, or interfere with Landlord’s or any other tenant’s or occupant’s business or with the right and privileges of any person lawfully in the Building (“Labor Disruption”). Tenant shall take the actions necessary to resolve the Labor Disruption, and shall have pickets removed aid, at the request of Landlord, immediately terminate any work in the Premises that have rise to the Labor Disruption, until Landlord gives its written consent for the work to resume. Tenant shall have no claim for damages against Landlord or any of the Landlord Related Parties, nor shall the date of the commencement of the Term be extended as a result of the above actions.

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14.	Tenant shall not install, operate or maintain in the Premises or in any other area of the Building, electrical equipment that would overload the electrical system beyond its capacity for proper, efficient and safe operation as determined solely by Landlord. Tenant shall not furnish cooling or heating to the Premises, including, without limitation, the use of electronic or gas heating devices, without Landlord’s prior written consent. Tenant shall not use more than its proportionate share of telephone lines and other telecommunication facilities available to service the Building.

15.	Tenant shall not operate or permit to be operated a coin or token operated vending machine or similar device (including, without limitation, telephones, lockers, toilets, scales, amusement devices and machines for sale of beverages, foods, candy, cigarettes and other goods).

16.	Bicycles and other vehicles are not permitted inside the Building or on the walkways outside the Building, except in areas designated by Landlord.

17.	Landlord may from time to time adopt systems and procedures for the security and safety of the Building, its occupants, entry, use and contents. Tenant, its agents, employees, contractors, guests and invitees shall comply with Landlord’s systems and procedures.

18.	Landlord shall have the right to prohibit the use of the name of the Building or any other publicity by Tenant that in Landlord’s sole opinion may impair the reputation of the Building or its desirability. Upon written notice from Landlord, Tenant shall refrain from and discontinue such publicity immediately.

19.	Tenant shall not canvass, solicit or peddle in or about the Building or the Property.

20.	Neither Tenant nor its agents, employees, contractors, guests or invitees shall smoke or permit smoking in the Premises or in Common Areas, unless the Common Areas have been declared a designated smoking area by Landlord. Landlord shall have the right to designate the entirety of the Building (including the Premises) as a non-smoking building.

21.	Landlord shall have the right to designate and approve standard window coverings for the Premises and to establish rules to assure that the Building presents a uniform exterior appearance. Tenant shall ensure, to the extent reasonably practicable, that window coverings are closed on windows in the Premises while they are exposed to the direct rays of the sun.

22.	Deliveries to and from the Premises shall be made only at the times, in the areas and through the entrances and exits designated by Landlord. Tenant shall not make deliveries to or from the Premises in a manner that might interfere with the use by any other tenant of its premises or of the Common Areas, any pedestrian use, or any use which is inconsistent with good business practice.

23.	The work of cleaning personnel shall not be hindered by Tenant after 5:30 p.m., and cleaning work may be done at any time when the offices are vacant. Windows, doors and fixtures may be cleaned at any time. Tenant shall provide adequate waste and rubbish receptacles to prevent unreasonable hardship to the cleaning service. Tenant will comply with the Building’s recycling policies.

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EXHIBIT C

WORK LETTER

This Exhibit is attached to and made a part of the Lease and is entered into as of the 30”‘ day of March, 2001 by and between WE GEORGE STREET, L.L.C., a Delaware limited liability company (“Landlord”) and YALE UNIVERSITY (“Tenant”) for space in the Building located at 300 George Street, New Haven, Connecticut.

I.	Alterations and Allowance.

A.	Tenant, following the delivery of the Premises by Landlord and the full and final execution and delivery of this Lease and the Leases for Suites 802 and 804, and all prepaid rental and security deposits required hereunder; shall have the right to have performed alterations and improvements in the Premises (the “Initial Alterations”). Notwithstanding the foregoing, Initial Alterations may not be performed in the Eastside Premises unless and until Tenant has complied with all of the terms and conditions of Article 9(c) of this Lease, including, without limitation, approval by Landlord of the final plans for the Initial Alterations. Tenant shall be responsible for all elements of the design of Tenant’s plans and specifications (including, without limitation, compliance with law, functionality of design, the structural integrity of the design, the configuration of the Premises and the placement of Tenant’s furniture, appliances and equipment), and Landlord’s approval of Tenant’s plans and specifications shall in no event relieve Tenant of the responsibility for such design. All plans and specifications shall be prepared in accordance with and not provide for any exceedence of the capacities set forth in the Base Building MEP, except as specifically “grandfathered” in accordance with the provisions of Section 10(c) of the Lease. The completed construction drawings, plans and specifications, as approved, include, but are not limited to those identified in Section VIII, Exhibit A of the GMP Proposal (as defined below) are sometimes referred to herein as the Tenant Improvement Plans.

B.	Landlord shall permit Tenant to deviate from the building standards for the Initial Alterations; provided that (a) the deviations shall not be of a lesser quality than the standards; (b) the deviations conform to applicable governmental regulations; (c) the deviations do not require base Building services or systems to deviate from the specifications set forth in the Base Building MEP nor beyond the level normally provided to other tenants in the Building and do not overload the floors; and (d) Landlord has determined in its sole discretion that the deviations are of a nature and quality that are consistent with the overall objectives of the Landlord for the Building.

C.	(i) Landlord shall submit the Tenant Improvement Plans to the appropriate governmental body for approval and the issuance of a building permit. Landlord,

with Tenant’s cooperation, shall cause to be made any changes in the plans and specifications necessary to obtain the building permit. After the final approval of the working drawings, no further changes to the Tenant Improvement Plans may be made without the prior written approval from both Landlord and Tenant, and then only after agreement by Tenant to pay any Excess Costs (as defined below) resulting from the design and/or construction of such changes. In the event of any change in the plans made pursuant to a request of Tenant and if such change in the plans causes a delay in the anticipated date of Substantial Completion or in the construction schedule, then such resultant delay shall constitute a “Tenant Delay”.

(ii) Notwithstanding the foregoing, Landlord shall not be expected nor required to obtain any permits or approvals relating to (i) any back-up generator or other personal property and equipment installed on Tenant’s behalf and (ii) Tenant’s use of the Eastside Premises. Tenant shall be solely responsible for obtaining, at its sole cost and expense, all permits and approvals necessary or appropriate for the conduct of its business, operation of its property and equipment and use of the Eastside Premises, except for building permit(s) for the construction of the Initial Alterations and any temporary and/or permanent certificate(s) of occupancy issued pursuant to such validly obtained building permits upon completion of the Initial Alterations. Tenant agrees to co-operate with and assist Landlord in obtaining the building permit(s) and Certificates of Occupancy.

II.	CONSTRUCTION OF INITIAL ALTERATIONS.

Landlord shall enter into a gross maximum price construction contract (the “GMP Contract”) with FIT Construction, Inc., as its Construction Manager and General Contractor (sometimes referred to herein as “Landlord’s Contractor”) in an amount not to exceed the $4,236,697.00 number set forth in Section II, Line 25 of the GMP Proposal (as identified below) for the hard construction costs, project management fees and construction contingency expenses and costs for the construction of the Initial Alterations in accordance with the Tenant Improvement Plans. Attached hereto as Exhibit C-2 is the GMP Proposal dated February 19, 2001 from Landlord’s Contractor which is a part of the GMP Contract. The GMP Proposal identifies the scope of the work included within the GMP as well as the work or other items excluded from the GMP (which excluded work includes, but is not limited to, Landlord’s contingency for scope change or unforeseen conditions, moving expenses, process equipment and furniture expenses). Landlord’s Contractor shall obtain competitive bids from subcontractors and suppliers. Tenant may, from time to time, within the time period identified in the schedule set forth in GMP Proposal, review the bids and, if Tenant is not reasonably satisfied that the bids are competitive, request that additional bids from subcontractors or suppliers be obtained. Tenant shall have the right to attend and participate in construction meetings. Landlord shall supervise the completion of such work and shall use due diligence to secure Substantial Completion of the Initial Alterations (as defined below) on or about the date of June 30, 2001. The cost of such work shall be paid as provided in Section III hereof. Landlord shall not be liable for any direct or indirect costs, expenses or damages as a result of delays in construction caused by Tenant Delays (as defined below) or Force Majeure.

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III.	PAYMENT OF COST OF THE INITIAL ALTERATIONS.

A. Landlord hereby grants to Tenant an Allowance in an amount not to exceed $25.00 per rentable square foot of the Premises. Such Tenant Allowance shall be used only for:

(i) Payment of the cost of preparing any initial space plan and the final working drawings and specifications, including mechanical, electrical, plumbing and structural drawings and of all other aspects of the Tenant Improvement Plans.

(ii) The payment of plan check, permit and license fees relating to construction of the Initial Alterations.

(iii) Construction of Initial Alterations, including, without limitation, the following:

1. Installation within the Premises of all partitioning, doors, floor coverings, ceilings, wall coverings and painting, millwork and similar items.

2. All electrical wiring, lighting fixtures, outlets and switches, and other electrical work to be installed within the Premises.

3. All additional Tenant requirements including, but not limited to, odor control, special heating, ventilation and air conditioning, noise or vibration control, plumbing systems and other special systems.

4. All fire and life protection systems such as fire walls, alarms, including accessories, safety control systems, sprinklers, halon, fire piping, and wiring installed within the Premises.

5. All plumbing, fixtures, pipes and accessories to be installed within the Premises.

6. Testing and inspection costs.

7. Contractor’s fees, including, but not limited to, any fees based on general conditions.

8. Architectural, engineering and energy management services.

B. The cost of each item shall be first charged against the Allowance. Landlord and Tenant acknowledge that the cost of construction of the Initial Alterations (i) shall exceed the Allowance and (ii) may exceed the GMP. The amount by which the actual cost of the Initial Improvements exceeds the Allowance (including the cost of all of the Initial Alterations that are not to be paid out of the Allowance as provided in Section III.A. above) is referred to as the “Excess Cost”. Tenant shall pay the Excess Cost to Landlord in the following manner: Landlord shall submit to Tenant, from time to time, but not more often than two times in any month, the following: an application for payment (less the amount of the retainage), which shall be signed

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by Landlord’s general contractor and the architect in the form attached hereto as Exhibit C-1. (The construction contract shall provide for retainage in the amount of 7.5%) Landlord shall also submit a copy of a receipted invoice or other evidence reasonably satisfactory to Tenant of the payment by Landlord (to the extent paid by Tenant) of the prior month’s application for payment. To the extent that Tenant wishes to have its architect or representative inspect and review the work performed by Landlord, then Tenant shall be permitted to do so. In the event Tenant’s architect or representative does not approve of the work performed, then Tenant may dispute a portion of the request for the disbursement, as set forth below. Tenant agrees that upon receipt of the foregoing, it will pay the undisputed amount of the requisition within 10 days.

If Tenant fails to deliver the requisitioned amount within said 10 day period, and if the Tenant has not given Landlord written notice that it disputes any portion of the request for disbursement, then the Landlord shall give written notice to Tenant of such failure. If Tenant continues to fail to pay any undisputed portion of the same within 3 days after receipt of such notice, Tenant shall be in default of its obligations under this Lease and, without limiting Landlord’s remedies hereunder, Landlord may cease performance of the Initial Alterations, unless all pending requisitions (to the extent not in dispute) are paid. In the event Tenant disputes any portion of the request for disbursement, the Tenant shall disburse the amount of the request not in dispute. Landlord and Tenant shall endeavor, in good faith, to resolve any dispute with regard to any request for disbursement and the performance of the work. To the extent that Landlord and Tenant are unable to resolve the dispute, Landlord and Tenant shall proceed to final binding arbitration. The arbitration shall proceed in Hartford, Connecticut, according to the construction industry mediation rules of the American Arbitration Association. The costs of arbitration shall be borne equally by Landlord and Tenant except that each shall bear their own attorney’s fees.

C. In no event shall the Allowance be used for the purchase of equipment, furniture or other items of personal property of Tenant. In the event the entire Allowance is not utilized or disbursed, any unused amount shall accrue to the sole benefit of Landlord, it being understood that Tenant shall not be entitled to any credit, abatement or other concession in connection therewith. Tenant shall be responsible for all applicable state sales or use taxes, if any, payable in connection with the Initial Alterations and/or Allowance.

D. Savings realized on the GMP shall be allocated 33.34% to Landlord’s Contractor, 33.33% to Landlord and 33.33% to Tenant.

E. Included in the GMT is the sum of $60,000.00 for the cost of building the chemical storage room on the first floor of the Building which constitutes a part of the Premises demised to the Collection Agent. As Landlord has already paid that cost, the $60,000.00 sum shall be applied against Allowance.

IV.	COMPLETION.

A. The occurrence of any one or more of the following shall constitute a “Tenant Delay:” (i) Tenant’s request for materials, finishes or installations other than those readily available; (ii) Tenant’s request to deviate from the building standard; (iii) Tenant’s request for additional competitive bids for work, (iv) any number of days, beyond 10 days, that Tenant fails

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to pay to Landlord any undisputed Excess Cost; (v) any delay by Tenant’s architect or anyone performing services on behalf of Tenant that causes a delay in the construction schedule or in the anticipated date of Substantial Completion; (vi) any change order initiated by Tenant or Tenant’s changes in the Tenant Improvement Plans after approval by Landlord that causes, in either event, a delay in the construction schedule or in the anticipated date of Substantial Completion; or (vii) failure by Tenant to respond to plans or related documents submitted to Tenant for approval within the time frames set forth in Section VII of the GMP Proposal.

B. Substantial Completion of the Initial Alterations shall be the earlier to occur of (i) the date when Tenant occupies all or any portion of the Premises, or (ii) the date when (y) the work set forth on the Tenant Improvement Plans has been substantially completed in a good and workmanlike manner as shall be evidenced by a signed and sealed certification provided by the architect of record responsible for design of the Initial Alterations, and (z) the building department or other appropriate governmental authority having jurisdiction issues a Certificate of Occupancy or a Temporary Certificate of Occupancy. The date of Substantial Completion shall not be delayed in the event minor details of construction, mechanical adjustments or decorations which do not materially interfere with Tenant’s use and enjoyment of the Premises remain to be performed (items normally referred to as “Punch List” items). Landlord shall use diligent efforts to promptly complete the Punch List items. To the extent reasonably feasible, Punch List items shall be completed within sixty (60) days from the date of delivery of the Punch List to Landlord’s Contractor, subject to, among other things, availability of materials, but in no event (other than due to Tenant Delay or the occurrence of an event of Force Majeure) shall the Completion Date of such Punch List exceed 90 days from the date of delivery of the Punch List items to Landlord’s Contractor. Notwithstanding the foregoing, in the event of the occurrence of one or more instances of Tenant Delay, then the date of Substantial Completion (and correspondingly, the Rent Commencement Date) shall be accelerated by the aggregate number of days occasioned by such instances of Tenant Delay.

V.	APPLICABILITY OF WORK LETTER.

This Exhibit shall not be deemed applicable to any additional space added to the original Premises at any time or from time to time, whether by any options under the Lease or otherwise, or to any portion of the original Premises or any additions to the Premises in the event of a renewal or extension of the original Term of this Lease, whether by any options under the Lease or otherwise, unless expressly so provided in the Lease or any amendment or supplement to the Lease.

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WITNESS/ATTEST:	LANDLORD:

WE GEORGE STREET, L.L.C., a Delaware limited liability company

By: Winstanley Enterprises, LLC its managing member

By:

Name (print):	Name:

Title:

Name (print):

WITNESS/ATTEST:	TENANT:

YALE UNIVERSITY

By:

Name (print):	Name:

Title:

Name (print):

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EXHIBIT C-1

FORM OF DISBURSEMENT REQUISITION

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EXHIBIT C-2

GMP PROPOSAL

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EXHIBIT D

Intentionally Omitted only so long as Yale University is the Tenant

EXHIBIT E

Intentionally Omitted

EXHIBIT G

COMMENCEMENT DATE AGREEMENT

To:	Date:

Re:	Lease dated , 20 , between WE George Street, L.L.C., landlord, and , Tenant, concerning square feet located at .

Gentlemen:

In accordance with the Lease, we wish to advise and/or confirm as follows:

1. That the Premises have been accepted herewith by the Tenant.

2. That the Tenant has possession of the subject Premises and acknowledges that under the provisions of the subject Lease the Term of said Lease shall commence (or has commenced) as of

3. That in accordance with the subject Lease, the Rent Commencement Date occurred on                                              . The Term of the Lease is for          Lease Years and shall expire on                                              .

4. If the Rent Commencement Date of the Lease is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter shall be for the full amount of the monthly installment as provided for in said Lease.

5. Rent is due and payable in advance on the first day of each and every month during the term of said Lease. The rent check shall be made to Grubb & Ellis Management Services at 300 George Street, New Haven, Connecticut 06510, until Tenant is given notice of a change in the payee in accordance with the provisions of this Lease.

6. The number of Rentable Square Footage of the Premises is                     .

6. Tenant’s Pro Rata Share, as adjusted, based upon the Rentable Square Footage within the Premises, is                     %.

ACCEPTED AND AGREED

LANDLORD:		TENANT:

WE George Street, L.L.C.

By:	Winstanley Enterprises, LLC

By:		By:

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EXHIBIT H

LIST OF EQUIPMENT AND FURNISHINGS

TENANT MAY REMOVE IN ACCORDANCE

WITH THE PROVISIONS OF SECTION 12(f)

The following pieces of equipment may be removed from the leased premises by Yale when vacating spaces at 300 George Street, 8th floor: (number identification and locations are per the Equipment Schedule on the construction drawing by Jung/Brannen Associates, dated 2/21/01, sheet A-184.)

#4	Incubator
#9	Freezer
#10	Refrigerator
#12 & 13	Animal Racks
#25	DNA Sequencers
#26	DI Water Stations

All office furniture, including chairs, desks and “system furniture” may be removed by Yale from space it vacates.

Lab Stools (stools configured to be utilized at the high bench lab space) will not be removed.

Built-in carrels will not be removed from the carrel rooms within spaces designated 8101, 8105, 8301 and 8304 on the above-mentioned construction drawing.

EXHIBIT I

SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

THIS AGREEMENT, made this         day of                     , 2000, by and between                     , a                      having an address of                      (hereinafter referred to as the “Tenant”) and                     , a                      having its principal place of business at                                          (hereinafter called the “Lender”).

WITNESSETH:

WHEREAS, the Lender is extending, or is about to extend a loan (the “Loan”) to                                          (the “Landlord”), which loan is to be secured by a mortgage (the “Mortgage”) on the real property described in Schedule A annexed hereto (the “Mortgaged Premises”); and

WHEREAS, the Tenant is the holder of a lease dated                     , as amended by a                      (collectively, the “Lease”) on all or a portion of the Mortgaged Premises (the “Demised Premises”); and

WHEREAS, the Lender is willing to extend the Loan to the Landlord only on the condition that the Lease from the Landlord to the Tenant be subordinated to the lien of the Mortgage and that the Tenant ratify the Lease and that certain substantive provisions of the Lease be modified; and

WHEREAS, the Tenant desires that the Lender agree not to disturb the Tenant’s occupancy of the Demised Premises in the event that the Lender acquires title to the Demised Premises;

NOW, THEREFORE, in consideration of the premises and of the sum of One Dollar ($1.00) paid by each party hereto to the other, the receipt of which is hereby acknowledged, the parties do hereby covenant and agree to and with each other as follows:

1.	SUBORDINATION

The Lease is, and all of the Tenant’s rights therein are, hereby made and shall at all times continue to be subject and subordinate in each and every respect to the Mortgage and to any and all renewals, modifications, extensions, substitutions, replacements and/or consolidations of the Mortgage.

2.	NON-DISTURBANCE

So long as the Tenant is not in default (beyond any period given the Tenant to cure such default) in the payment of rent, or additional rent, if any, or in the performance of any of the terms, covenants, or conditions of the Lease on the Tenant’s part to be performed:

A. The Tenant’s possession and occupancy of the Demised Premises and the Tenant’s rights and privileges under the Lease, or any extension or renewal thereof which may be effected in accordance with the terms of the Lease, shall not be disturbed by the Lender.

B. The Lender will not join the Tenant as a party defendant in any action or proceeding brought as a result of a default under the Mortgage for the purpose of terminating the Tenant’s interest and estate under the Lease.

3.	ATTORNMENT

If the interests of the Landlord in the Demised Premises shall vest in the Lender by reason of foreclosure or other proceedings brought by it, or in any other manner:

A. The Tenant shall be directly bound to the Lender under the Lease and shall perform its undischarged obligations thereunder in accordance with the terms thereof, with the same force and effect as if the Lender were the Landlord under the Lease.

B. The Tenant shall attorn to and recognize the Lender, any other purchaser at a foreclosure sale under the Mortgage, or any transferee who acquires the Demised Premises by deed in lieu of foreclosure, and their respective successors and assigns, as its Landlord for the balance of the term of the Lease and any extensions or renewals thereof. Said attornment shall be effective and self-operative without the execution of any further instruments on the part of any of the parties hereto, immediately upon the Lender succeeding to the interests of the Landlord under the Lease. Upon receipt from the Lender of written notice that the Lender has succeeded to the interests of the Landlord under the Lease and that all rents are to be paid directly to the Lender, the Tenant shall thereafter during the Lease term pay all rent due under the Lease directly to the Lender. The respective rights and obligations of the Tenant and the Lender upon such attornment, to the extent of the then remaining balance of the term of the Lease and any such extensions or renewals, shall be the same as now set forth therein, it being the intention of the parties hereto for this purpose to incorporate the Lease in this Agreement by reference with the same force and effect as if set forth herein.

C. The Lender shall be bound to the Tenant under all of the terms, covenants, and conditions of the Lease, and the Tenant shall, from and after the Lender’s succession to the interests of the Landlord under the Lease, have the same remedies against the Lender for the breach of the Lease that the Tenant might have had under the Lease against the Landlord if the Lender had not succeeded to the interests of the Landlord; provided further, however, that the Lender shall not be:

(1) Liable for any breach, act or omission of any prior Landlord.

(2) Subject to any offsets or defenses which the Tenant might have against any prior Landlord.

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(3) Bound by any rent or additional rent which the Tenant might have paid for more than the current month to any prior Landlord.

(4) Bound by any amendment or modification of the Lease made without the Lender’s written consent.

(5) Bound by any notice given by the Tenant to the Landlord whether or not such notice is given pursuant to the terms of the Lease, unless such notice has also been received by the Lender.

(6) Obligated to complete any construction work required to be done by the Landlord pursuant to the provisions of the Lease or to reimburse the Tenant for any construction work done by the Tenant.

(7) Liable to refund to the Tenant, or credit the Tenant with, the amount of any security or other payment or deposit (other than rent paid to the Landlord for not more than the current month), unless such amount shall have been paid over by the Landlord to the Lender and shall have been specifically identified and accepted by the Lender as a security or deposit fund.

(8) Liable to the Tenant on any basis beyond its interest in the Mortgaged Premises, to any proceeds of any sale of the Mortgaged Premises, and to insurance proceeds or condemnation awards received by Lender in connection with its interest in the Mortgaged Premises.

4.	TENANT COVENANTS

The Tenant, notwithstanding any terms to the contrary contained in the Lease, covenants to the Lender as follows:

A. Prior to the vesting of the Landlord’s interests in the Demised Premises in the Lender by reason of foreclosure or other proceedings brought by it, or in any other manner, a written demand on the Tenant by the Lender for payment of rent to the Lender shall be sufficient warrant to the Tenant to pay rent to the Lender without necessity for consent by the Landlord, or evidence of a default by the Landlord under the Mortgage, and the Landlord hereby directs and requires the Tenant to honor the assignment of leases and rentals from the Landlord to the Lender and to comply with any such demand by the Lender until written notice by the Lender to the Tenant to resume rent payments to the Landlord. At any time after the Tenant is directed in writing by the Lender to pay rent directly to the Lender in accordance with the assignment of leases and rentals from the Landlord to the Lender, Tenant shall not reduce or offset such rental payments by virtue of any claims it may have against the Landlord under the Lease or otherwise.

B. The Tenant agrees to give prompt written notice to the Lender of any notice to the Landlord required pursuant to the terms of the Lease and of any default of the Landlord in its obligations under the Lease if such default is of such a nature as to give the Tenant a right to terminate the Lease, reduce rent, or to credit or offset any amounts against future rents. The Tenant further agrees not to terminate the Lease without allowing the Lender to

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cure such default on behalf of the Landlord within the greater of (i) any time period permitted to Landlord to cure such default under the Lease or (ii) 30 days after Lender’s receipt of such notice of default by Landlord (and, if the nature of the default is such that it is not reasonably susceptible to cure within 30 days, then within such longer period as shall be reasonable given the facts and circumstances surrounding the default, so long as Lender has commenced within said 30 day period to cure the default and diligently proceeds to complete such cure).

C. The Tenant shall not, without the Lender’s prior written consent, (i) prepay any of the rents, additional rents or other sums due under the Lease for more than one (1) month in advance of the due dates thereof, or (ii) assign the Lease or sublet the Demised Premises or any part thereof other than pursuant to the provisions of the Lease; and any such prepayment, assignment or subletting, without the Lender’s prior consent, shall not be binding upon the Lender.

D. The Tenant shall allow the Lender to inspect the Demised Premises in accordance with the provisions of the Mortgage during normal business hours.

5.	SURVIVAL OF LEASE

The Tenant hereby waives and covenants not to exercise any rights it may have to terminate or avoid the Lease arising out of proceedings brought to foreclose the Mortgage in favor of the Lender, it being intended that the Lease survive any such foreclosure proceedings.

6.	NOTICE OF MORTGAGE

To the extent that the Lease shall entitle the Tenant to notice of any Mortgage, this Agreement shall constitute such notice to the Tenant with respect to the Mortgage.

7.	TERMINATION OF LENDER LIABILITY

The duties and liabilities of the Lender imposed in this Agreement, except (a) such as may arise from the Lender’s possession of prepaid rent or a security or deposit fund, and (b) such as may have arisen from a breach by the Lender of any terms, covenants and conditions of the Lease and of which the Tenant has theretofore given written notice to the Lender; shall cease and terminate immediately upon the termination of all of the Lender’s interest in the Mortgage herein described and in the Demised Premises, without the necessity for any notice to the Tenant of the occurrence of such termination.

8.	NO MODIFICATION; BINDING EFFECT

This Agreement may not be modified orally or in any manner other than by an agreement in writing signed by the parties hereto or their respective successors in interest. Except as otherwise herein provided, this Agreement shall inure to the benefit of and be binding upon the parties hereto, and their successors and assigns.

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9.	LEASE OBLIGATIONS

This Agreement is one between the Lender and the Tenant and no provisions hereof shall be deemed to relieve the Landlord of any obligations to the Tenant under the Lease.

10.	DEFINITIONS; INTERPRETATION

Whenever used in this Agreement, unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, the word “Tenant” shall mean “Tenant and/or subsequent holder of an interest under the Lease, provided the interest of such holder is acquired in conformance with the terms and conditions of the Lease”; except in the context of Paragraph 7 hereof, “Lender” shall mean “                    ”, or any subsequent holder or holders of the Mortgage, or any party acquiring title to the Mortgaged Premises by purchase at a foreclosure sale”; “Demised Premises” shall mean “That portion of the Mortgaged Premises which is, or may become, subject to the Lease”; “Landlord” shall mean “the party named as Landlord, owner or Lessor in the Lease, its successors and assigns”; “Successors and Assigns” shall mean “Heirs and Assigns” if the party to whom it refers is an individual, partnership or unincorporated association. Pronouns of any gender shall include the other genders, and either the singular or plural shall include the other.

11.	GOVERNING LAW

This Agreement shall be construed and regulated, in all respects, according to the laws of the State of Connecticut.

IN WITNESS WHEREOF, the Lender and the Tenant have caused this instrument to be duly executed as of the date first above written.

Signed, sealed and delivered in the presence of:

TENANT:

By:
Its

LENDER:

By:
Its

LANDLORD:

By:
Its

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STATE OF	:
: ss.:
COUNTY OF	:

On this          day of                     , 2000, personally appeared before me                     , of                                  the signer of the above instrument and acknowledged the same to be his/her free act and deed and the free act and deed of said                                     .

Commissioner of the Superior Ct. Notary Public My Commission Expires:

STATE OF CONNECTICUT	:
: ss.:
COUNTY OF HARTFORD	:

On this day of         , 2000, personally appeared before me                      of                     , the signer of the above instrument and acknowledged the same to be his/her free act and deed and the free act and deed of said                     .

Commissioner of the Superior Ct. Notary Public My Commission Expires:

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STATE OF	:
: ss.:
COUNTY OF	:

On this          day of                     , 2000, personally appeared before me                     , as a                      of                     ,                      of signer of the above instrument and acknowledged the same to be his free act and deed and the free act and deed of said                     .

Commissioner of the Superior Ct. Notary Public My Commission Expires:

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SCHEDULE A

Description of Real Property:

EXHIBIT J

(List of Components of Base Building Work)

Civil	April 4, 2001

Mr. Thomas DeAngelis Project Manager

Structural	Grubb & Ellis Fifth Floor 300 George Street New Haven, Connecticut 06510

Mechanical	Re: 300 George Street Base Building Work as it Relates to Yale 8th Floor BVH Project No. 21-00-011

Electrical

Dear Tom:

Technology	BVH has been asked from your office to summarize the status of the completion of the Base Building Project as it relates to the Yale 80th floor project. The Base Building project is complete as it relates to Yale with the following exceptions. All of which would require completion to provide Yale with 8d’ floor occupancy.

1. The Stair Pressurization Systems for Stairs A and B. The projected completion date is ___________.

Lighting Design	2. The East Side Men and Women Toilet Rooms. The projected completion date is ___________________.

3. The Chilled Water and Chiller Systems. The projected completion date is _______________

Commissioning	4. Blowers BL 3 and 4 Systems. The projected completion date is ________________

5. The Condenser Water 3-way Tower Valve System. The projected completion date ___________________

6. The Water and Air balancing of the Base Building Systems (pumps and blowers). The projected completion date is ____________

Special Services

We hope this summary meets your needs. Please do not hesitate to ask if you have any questions.

Sincerely,

BVH INTEGRATED SERVICES, INC.

_______________________________________
Joseph R. DeSimone, Jr.
Project manager
JRD/Kac

EXHIBIT C

LEASE AGREEMENT

BETWEEN

WE GEORGE STREET, L.L.C.

(“LANDLORD”)

AND

YALE UNIVERSITY

(“TENANT”)

(SUITE 804)

LEASE AGREEMENT

This Lease Agreement (the “Lease”) is made and entered into as of the 30th day of March, 2001, by and between WE GEORGE STREET, L.L.C., a Delaware limited liability company (“Landlord”) and YALE UNIVERSITY, a corporation specially chartered by the General Assembly of the Colony and the State of Connecticut (“Tenant”).

1.	Basic Lease Information.

(a)	“Building” shall mean the building located at 300 George Street, New Haven, Connecticut.

(b)	“Rentable Square Footage of the Building” is deemed to be 518,940 square feet.

(c)	“Premises” shall mean the area shown on Exhibit A to this Lease as Area 3. The Premises consists of space known as Suite 804 located on the eighth floor and a chemical storage area located on the first floor. The “Rentable Square Footage of the Premises” is deemed to be 13,066 square feet on the eighth floor and 200 on the first floor for a total of 13,266, subject to the right of remeasurement as set forth below, with a load factor of 1.22.

(d)	“Base Rent”:

Period	Annual Rate Per Square Foot	Annual Base Rent	Monthly Base Rent
Lease Year(s) 1 through 3	$12.00	$159,192.00	$13,266.00
Lease Year(s) 4 through 5	$13.00	$172,458.00	$14,371.50
Lease Year(s) 6 through 7	$14.00	$185,724.00	$15,477.00
Lease Year(s) 8 through 9	$15.00	$198,990.00	$16,582.50
Lease Year 10	$16.00	$212,256.00	$17,688.33

(e)	“Lease Year” shall mean the 12 month period commencing on the Rent Commencement Date (or the 1st day of the month thereafter if the Rent Commencement Date is other than the 1st day of a month) and each 12 month period thereafter.

(f)	“Tenant’s Pro Rata Share”: 2.556%

(g)	“Term”: The period from the Commencement Date until the Rent Commencement Date and a period of 10 Lease Years thereafter.

(h)	“Commencement Date”: The date of this Lease.

(i)	“Rent Commencement Date”: The earlier to occur of (i) the date of Substantial Completion of the Initial Improvements (as defined on Exhibit C); or (ii) the date Tenant or anyone claiming by or under Tenant takes occupancy of all or any part of the Premises.

(j)	“Termination Date”: The last day of the 10th Lease Year.

(k)	“Tenant allowance”: $25.00 per rentable square foot of the Premises for Initial Improvements in accordance with Exhibit C attached hereto.

(l)	“Security Deposit”: initially none - see the provisions of Section 6.

(m)	“Guarantor”: n/a

(n)	“Broker”: CB Richard Ellis

(o)	“Permitted Use”: general office use and operation of dry or wet bench laboratory research facilities limited to those meeting the National Institutes of Health and Centers for Disease Control and Prevention for bio-safety levels (“BSLs”) BSL 1 and BSL-2 and in no event for any use/research involving infectious diseases, other than as permitted in BSL-1 and/or BSL-2.

(p)	“Notice Addresses”:

Tenant:

Yale University

37 College Street

New Haven, CT 06510-3208

Attn: Mr. John Bollier

with a copy to:

Mr. James M. Carolan

Associate General Counsel

Yale University

2 Whitney Avenue – 6th Floor

New Haven, CT 06520-8255

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Landlord:

WE George Street, L.L.C.

c/o Winstanley Enterprises LLC

150 Baker Ave. Ext., Suite 303

Concord, MA 01742

Rent (defined in Section 4(a) ) is payable to the order of WE George Street, L.L.C. at the following address: c/o Grubb & Ellis Management Services, 300 George Street, New Haven, Connecticut 06510.

(q)	“Business Day(s)” are Monday through Saturday of each week, exclusive of New Year’s Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (“Holidays”). Landlord may designate additional Holidays, provided that the additional Holidays are commonly recognized by other commercial office buildings in the area where the Building is located.

(r)	“Law(s)” means all applicable statutes, codes, ordinances, orders, rules and regulations of any municipal or governmental entity.

(s)	“Normal Business Hours” for the Building are 8:00 a.m. to 6:00 p.m. on weekday Business Days and 8:00 a.m. to 1:00 p.m. on Saturday Business Days.

(t)	“Property” means the Building and other related improvements together with the parcel(s) of land on which they are located.

(u)	“Laboratory Space” means any areas within the Premises having (i) 2 hour fire walls separating such Laboratory Space from non-Laboratory Space in the Premises and (ii) negative air pressure relative to the air pressure in other areas of the Premises.

(v)	“Landlord’s Base Building Work” means the Landlord’s Base Building Work as described in Section 31.

(w)	“BOMA” means a measurement of rentable or useable square footage of space using the Building Owners and Managers Association International ANSI Z65.1 (“BOMA”) method of measurement, Copyright 1996.

(x)	“Achillion” shall mean Achillion Pharmaceuticals, Inc., a Delaware corporation.

(y)	“CII” shall mean Connecticut Innovations, Inc., a Connecticut corporation.

(z)	“Successor Tenant” shall mean an assignee of the Lease other than Achillion or CII.

2.	Lease Grant.

(a) From and after the Commencement Date, Landlord leases the Premises to Tenant and Tenant leases the Premises from Landlord, together with a non-exclusive right of passage through and across the common areas of the Property and the Building for access to the

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Premises and the right in common with others to use any portions of the Property that are designated by Landlord for the common use of tenants and others, such as sidewalks, common corridors, elevator foyers, restrooms, and lobby areas (the “Common Areas”). The restroom, marked with diagonal lines on Exhibit A (the “East Side Restroom”) shall be reserved for the exclusive use of the tenants, occupants and invitees of the tenants leasing suites 802, 803 and 804. The usable square footage and rentable square footage of the Eastside Restroom and of the mechanical room serving Suites 802, 803 and 804 (which mechanical room is also marked with diagonal lines on Exhibit A and is sometimes referred to herein as the “Eastside Mechanical Room”) has been allocated, on a pro-rata basis, to Suites 802, 803 and 804, for the purpose of determining the Base Rent and Additional Rent payable under the leases for such suites, including this Lease.

(b) Tenant shall, upon the Commencement Date, but subject to Landlord completing Landlord’s Base Building Work, take the Premises “as is”, and the taking of possession by Tenant for operation of its business at the Premises upon the Rent Commencement Date, subject to Tenant’s right to inspect the Premises and deliver a Punch List (as defined and set forth in Exhibit C) shall be conclusive evidence that the Premises and the Building were in good and satisfactory condition at the time possession was taken by Tenant, other than for the completion of Landlord’s Base Building Work and the Initial Alterations. Except as may be expressly set forth in this Lease, neither Landlord nor Landlord’s agents have made any representations or promises with respect to the condition of the Building, the Premises, the Property or any other matter or thing relating to or affecting the Building or the Premises, and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in this Lease. Notwithstanding the foregoing, Landlord agrees to correct or remedy latent defects within the Premises discovered by Tenant within the first Lease Year, at no expense to Tenant, provided that Landlord’s Contractor is obligated under the GMP Contract (each as defined in Exhibit C) to correct or remedy the same.

(c) In the event the Rentable Square Footage of the Premises is adjusted due to Landlord’s measurement of the Premises or in the event of an alteration or adjustment of the Common Areas, Tenant’s Pro Rata Share and the amount of Base Rent payable by Tenant hereunder shall be appropriately adjusted.

(d) Landlord and Tenant agree that measurements of the rentable and usable square footage of the Building, the Premises, the Eastside Restroom and the Eastside Mechanical Room shall be determined by using BOMA.

3.	Adjustment of Commencement Date; Possession.

(a) If Landlord is delayed delivering possession of the Premises or any other space due to the holdover or unlawful possession of such space by any party, Landlord shall use reasonable efforts to obtain possession of the space. Landlord will use commercially reasonable efforts to Substantially Complete the Initial Alterations and the Base Building Work required to be completed to permit Tenant to use the Premises for the Permitted Use (such Base Building Work being, sometimes, referred to herein the “Yale Required Base Building Work”) on or about July 15, 2001, as such date may be extended due to Tenant Delay (as defined on Exhibit C) or

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the occurrence of an Event of Force Majeure (as defined in Section 33(d)). If Landlord is unable to Substantially Complete the Initial Alterations and the Yale Required Base Building Work on or before (i) September 15, 2001 for any reason other than Tenant Delay or the occurrence of an event of Force Majeure, the Tenant will be granted (as its sole relief) one-half day of abatement of Base Rent and Additional Rent for each day of such delay from and after September 15, 2001, such abatement to begin on the Rent Commencement Date; (ii) November 1, 2001 for any reason other than Tenant Delay or the occurrence of an event of Force Majeure, then Tenant will be granted (as its sole relief) one day of abatement of Base Rent and Additional Rent for each day of such delay from and after November 1, 2001, such abatement to begin on the Rent Commencement Date; (iii) January 31, 2002 for any reason other than Tenant Delay or the occurrence of an event of Force Majeure, then the Tenant will be granted (as its sole relief) two days of abatement of Base Rent and Additional Rent for each day of such delay from and after January 31, 2002, such abatement to begin on the Rent Commencement Date; and (iv) February 28, 2002, for any reason other than Tenant Delay or the occurrence of an event of Force Majeure, then Tenant may, as its sole remedy, give notice to Landlord (provided that such notice is given prior to the date of Substantial Completion of the Initial Alterations and Yale Required Base Building Work) that it has elected to terminate this Lease, in which event Tenant may, as its sole remedy, seek to recover from Landlord the actual damages suffered or incurred by Tenant due to Landlord’s inability to Substantially Complete the Initial Alterations and the Yale Required Base Building Work (which damages shall be limited to the actual costs and expenses paid by Tenant in connection with the construction of the Initial Alterations pursuant to the provisions of the work letter attached hereto, and shall not include punitive or consequential damages).

Provided the Achillion Assumption Agreement (as defined below) remains in full force and effect, in the event Tenant elects under the preceding paragraph to terminate the Lease due to Landlord’s inability or failure to Substantially Complete the Initial Alterations on or before February 28, 2002, then Landlord shall give notice to Achillion (which notice shall be given in accordance with the provisions of the Achillion Assumption Agreement) of Tenant’s election to terminate. Achillion shall then have fifteen (15) Business Days within which to elect to take possession of the Premises (and/or to take possession of the premises known as Suite 803 and 804 demised to Tenant by leases executed simultaneously herewith). If Achillion does not respond within such fifteen (15) day period, it shall be deemed to have waived its right to take possession. If Achillion elects to take possession, then the date which is the earlier of (i) thirty (30) days after Achillion delivers notice that it has elected to take possession or (ii) the date Achillion takes occupancy of all or any portion of the Premises shall be deemed to be an Early Possession Date (as defined in the Achillion Assumption Agreement), the Lease shall be assigned to Achillion pursuant to the terms of the Achillion Assumption Agreement and Achillion shall pay to Tenant the Excess Cost Reimbursement allocable to the Premises within the time period provided for such payment in the Achillion Assumption Agreement. In such event, Tenant shall waive any claim or right it may have to seek reimbursement or damages from Landlord relating to Landlord’s failure to deliver possession of the Premises to Tenant at the time and in the manner required by the terms of this Lease. If Achillion elects to take possession of the Premises pursuant to the foregoing provisions, then notwithstanding the provisions set forth in the preceeding paragraph, there shall be no abatement of rent due to Landlord’s inability or failure to deliver the Premises prior to February 28, 2002 and Achillion’s obligation to pay

5

Rent shall commence as of the Early Possession Date (as defined in the Achillion Assumption Agreement).

(b) Promptly after the Rent Commencement Date, Landlord and Tenant shall execute a Certificate confirming the Commencement Date and the Rent Commencement Date, which Certificate shall be substantially in the form attached hereto as Exhibit G.

4.	Rent.

(a) Payments. As consideration for this Lease, Tenant shall pay Landlord, without any setoff or reduction except as set forth herein, the total amount of Base Rent and Additional Rent due for the Term. “Additional Rent” means all sums (exclusive of Base Rent) that Tenant is required to pay Landlord. Additional Rent and Base Rent are sometimes collectively referred to as “Rent”. Tenant shall pay and be liable for all rental, sales and use taxes (but excluding income taxes payable by Landlord), if any, imposed upon or measured by Rent under applicable Law. Base Rent and recurring monthly charges of Additional Rent shall be due and payable in advance on the first day of each calendar month without notice or demand, provided that (i) Tenant’s obligation to pay Base Rent shall commence on the Rent Commencement Date and (ii) the installment of Base Rent for the first full calendar month of the Term shall be payable upon the execution of this Lease by Tenant. Tenant’s obligation to pay all items of Rent other than Base Rent and Tenant’s Pro Rata Share of Expenses and Taxes shall, unless otherwise specifically set forth herein, commence on the Commencement Date. All other items of Rent shall be due and payable by Tenant on or before 30 days after issuance of a bill or invoice by Landlord. All payments of Rent shall be by good and sufficient check or by other means (such as automatic debit or electronic transfer) acceptable to Landlord. If Tenant fails to pay any item or installment of Rent when due, Tenant shall pay Landlord an administrative fee equal to 5% of the past due Rent, provided that Tenant shall not more than 2 times in any 12 consecutive month period be entitled to a grace period of 5 days. If the Commencement Date and/or the Rent Commencement Date occurs on a day other than the first day of a calendar month or if the Term terminates on a day other than the last day of a calendar month, the monthly Base Rent and Tenant’s Pro Rata Share of any Taxes (defined in Section 4(b)) or Expenses (defined in Section 4(b)) for the month shall be prorated based on the number of days in such calendar month. Landlord’s acceptance of less than the correct amount of Rent shall be considered a payment on account of the earliest Rent due during the term. No endorsement or statements on a check or letter accompanying a check or payment shall be considered an accord and satisfaction, and either party may accept the check or payment without prejudice to that party’s right to recover the balance or pursue other available remedies. Tenant’s covenant to pay Rent is independent of every other covenant in this Lease.

(b) Expenses and Taxes

(i) Tenant shall pay to Landlord, in addition to Tenant’s obligation to pay its Pro Rata Share of Expenses (as defined below) and Taxes (as defined below), all other costs which are specifically set forth herein, to Landlord, as Additional Rent, and any and all charges, costs, expenses and obligations of every kind which the Landlord may, from time to time, actually incur in good faith as part of Expenses, without duplication, with regard solely to

6

the Property, the Building, the Premises or the operation and maintenance thereof (except, as otherwise expressly set forth in the Lease) including, without limiting the generality of the foregoing, reasonable attorney’s fees incurred by the Landlord in connection with any amendments to, consents under and subleases and assignments of this Lease requested by Tenant (except in connection with any assignment to Achillion or CII as contemplated in Section 12 hereof) and in connection with the enforcement of rights and pursuit of the remedies of the Landlord under this Lease (whether during or after the expiration or termination of the term of this Lease). Tenant’s payment of items of Additional Rent (other than recurring monthly payment of Tenant’s Pro Rata Share of Expenses and Taxes) shall be made within 30 days of receipt of a bill or invoice therefor from Landlord.

(ii) Commencing on the Rent Commencement Date, Tenant shall pay Tenant’s Pro Rata Share of Expenses and Taxes for each calendar year during the Term. Landlord shall provide Tenant with a good faith estimate of the Expenses and of the Taxes for each calendar year during the Term. On or before the first day of each month, Tenant shall pay to Landlord a monthly installment equal to one-twelfth of Tenant’s Pro Rata Share of Landlord’s estimate of the Expenses and Taxes. If Landlord determines that its good faith estimate of the Expenses or of the Taxes was incorrect by a material amount, Landlord may provide Tenant with a revised estimate. After its receipt of the revised estimate, Tenant’s monthly payments shall be based upon the revised estimate. If Landlord does not provide Tenant with an estimate of the Expenses or of the Taxes by January 1 of a calendar year, Tenant shall continue to pay monthly installments based on the previous year’s estimate(s) until Landlord provides Tenant with the new estimate. Upon delivery of the new estimate, an adjustment shall be made for any month for which Tenant paid monthly installments based on the previous year’s estimate(s). Tenant shall pay Landlord the amount of any underpayment within 30 days after receipt of the new estimate. Any overpayment shall be refunded by Landlord to Tenant within 30 days.

Landlord shall endeavor to furnish Tenant with a statement of the actual Expenses and Taxes for the prior calendar year within 120 days after the end of each calendar year. If the estimated Expenses and/or estimated Taxes for the prior calendar year is more than the actual Expenses and/or actual Taxes, as the case may be, for the prior calendar year, Landlord shall refund the overpayment within 30 days. If the estimated Expenses and/or estimated Taxes for the prior calendar year is less than the actual Expenses and/or actual Taxes, as the case may be, for such prior year, Tenant shall pay Landlord, within 30 days after its receipt of the statement of Expenses and/or Taxes, any underpayment for the prior calendar year.

(c) Expenses Defined. “Expenses” means all costs and expenses actually incurred in each calendar year in connection with operating, maintaining, repairing, and managing the Building and the Property including, but not limited to:

(i) Properly allocated labor costs, including wages, salaries, social security and employment taxes, medical and other types of insurance, uniforms, training, and retirement and pension plans.

(ii) Management fees, the cost of equipping and maintaining a management office, accounting and bookkeeping services, legal fees not attributable to leasing or

7

collection activity, and other administrative costs. Landlord, by itself or through an affiliate, shall have the right to directly perform or provide any services under this Lease (including management services), provided that the cost of any such services shall not exceed the cost that would have been incurred had Landlord entered into an arms-length contract for such services with an unaffiliated entity of comparable skill and experience.

(iii) The cost of services, including amounts paid to service providers and independent contractors and the rental and purchase cost of parts, suppliers, tools and equipment.

(iv) Premiums and deductibles paid by Landlord for insurance, including workers compensation, fire and extended coverage, earthquake, general liability, rental loss, environmental, elevator, boiler and other insurance customarily carried from time to time by owners of comparable buildings.

(v) Electrical Costs (defined below) and charges for water, gas, steam and sewer, but excluding those charges which are reimbursable by tenants. “Electrical Costs” means: (a) charges paid by Landlord for electricity; (b) costs incurred in connection with an energy management program for the Property; and (c) if and to the extent permitted by Law, a fee for the services provided by Landlord in connection with the selection of utility companies and the negotiation and administration of contracts for electricity, provided that such fee shall not exceed 50% of any savings obtained by Landlord. Electrical Costs shall be adjusted as follows: (i) amounts received by Landlord as reimbursement for above standard electrical consumption shall be deducted from Electrical Costs; (ii) the cost of electricity incurred to provide overtime HVAC to specific tenants (as reasonably estimated by Landlord) shall be deducted from Electrical Costs; and (iii) if Tenant is billed directly for the cost of building standard electricity to the Premises as a separate charge in addition to Base Rent, the cost of electricity to individual tenant spaces in the Building shall be deducted from Electrical Costs.

(vi) The cost of all window and other cleaning and janitorial, snow and ice removal and security services.

(vii) The cost of exterior and interior plantings and landscapings.

(viii) The amortized cost of capital improvements (as distinguished from replacement parts or components installed in the ordinary course of business) and alterations and improvements made to the Property which are: (a) performed primarily to reduce operating expenses costs or otherwise improve the operating efficiency of the Property; or (b) required to comply with any Laws. The cost of capital improvements shall be amortized by Landlord over the useful life as reasonably determined by Landlord. The amortized cost of capital improvements shall include actual or imputed interest at the rate that Landlord would reasonably be required to pay to finance the cost of the capital improvement.

If Landlord incurs Expenses for the Property together with one or more other buildings or properties, whether pursuant to a reciprocal easement agreement, common area agreement or otherwise, the shared costs and expenses shall be equitable prorated and apportioned between the Property and the other buildings or properties. Expenses shall not

8

include: the cost of capital improvements (except as set forth above); depreciation; interest (except as provided above for the amortization of capital improvements); principal payments of mortgage and other non-operating debts of Landlord; the cost of repairs or other work to the extent Landlord is reimbursed by insurance or condemnation proceeds; costs in connection with leasing space in the Building, including brokerage commissions; lease concessions, including rental abatements and construction allowances granted to specific tenants; costs incurred in connection with the sale, financing or refinancing of the Building; fines, interest and penalties incurred due to the late payment of Taxes or Expenses; organizational expenses associated with the creation and operation of the entity which constitutes Landlord; or any penalties or damages that Landlord pays to Tenant under this Lease or to other tenants in the Building under their respective leases. If the Building is not at least 95% occupied during any calendar year or if Landlord is not supplying services to at least 95% of the total Rentable Square Footage of the Building at any time during a calendar year, Expenses shall be determined as if the Building has been 95% occupied and Landlord had been supplying service to 95% of the Rentable Square Footage of the Building during that calendar year.

(d) Taxes Defined. “Taxes” shall mean: (1) all real estate taxes and other assessments on the Building and/or Property, including, but not limited to, assessments for special improvement districts and building improvement districts, taxes and assessments levied in substitution or supplementation in whole or in part of any such taxes and assessments; (2) all personal property taxes for property that is owned by Landlord and used in connection with the operation, maintenance and repair of the Property; and (3) all reasonable costs and fees incurred in connection with seeking reductions in any tax liabilities described in (1) and (2), including, without limitation, any costs incurred by Landlord for compliance, review and appeal of tax liabilities. Without limitation, Taxes shall not include any (i) income, capital levy, franchise, capital stock, gift, estate or inheritance tax; or (ii) taxes arising solely from tenant improvement work which is other than Landlord’s Base Building Work, done on another tenant’s premises and which exceeds a building standard build-out provided such taxes are separately assessed by the applicable governmental authority. If an assessment is payable in installments, Taxes for the year shall include the amount of the installment and any interest due and payable during the year. For all other real estate taxes, Taxes for that year shall, at Landlord’s election, include either the amount accrued, assessed or otherwise improved for the year or the amount due and payable for that year, provided that Landlord’s election shall be applied consistently throughout the Term. If a change in Taxes is obtained for any year of the Term during which Tenant paid Tenant’s Pro Rata Share of any Taxes, then Taxes for that year will be retroactively adjusted and Landlord shall provide Tenant with a refund, if any, based on the adjustment. Tenant shall pay Landlord the amount of Tenant’s Pro Rata Share of any such increase in the Taxes within 30 days after Tenant’s receipt of a statement from Landlord.

(e) Audit Rights. Tenant may, within 180 days after receiving Landlord’s statement of Expenses and/or Taxes, give Landlord written notice (“Review Notice”) that Tenant intends to review Landlord’s records of the Expenses for that calendar year. Within a reasonable time after receipt of the Review Notice, Landlord shall make all pertinent records available for inspection that are reasonably necessary for Tenant to conduct its review. Tenant may inspect the records at the office of Landlord or Landlord’s property manager in New Haven, Connecticut. If Tenant retains an agent to review Landlord’s records, the agent must be with a licensed CPA

9

firm. Tenant shall be solely responsible for all costs, expenses and fees incurred for the audit. Within 60 days after the records are made available to Tenant, Tenant shall have the right to give Landlord written notice (as “Objection Notice”) stating in reasonable detail any objection to Landlord’s statement of Expenses and/or Taxes for that year. If Tenant fails to give Landlord an Objection Notice within the 60 day period or fails to provide Landlord with a Review Notice within the 90 day period described above, Tenant shall be deemed to have approved Landlord’s statement of Expenses and/or Taxes and shall be barred from raising any claims regarding the Expenses and/or Taxes for that year. If Tenant provides Landlord with a timely Objection Notice, Landlord and Tenant shall work together in good faith to resolve any issues raised in Tenant’s Objection Notice. If Landlord and Tenant determine that Expenses and/or Taxes for the calendar year are less than reported, Landlord shall provide Tenant at Landlord’s option either a refund of the amount of overpayment or with a credit against the next installment of Rent in the amount of any overpayment by Tenant. Likewise, if Landlord and Tenant determine that Expenses and/or Taxes for the calendar year are greater than reported, Tenant shall pay Landlord the amount of any underpayment within 30 days. The records obtained by Tenant shall be treated as confidential. In no event shall Tenant be permitted to examine Landlord’s records or to dispute any statement of Expenses and/or Taxes unless Tenant has paid and continues to pay all Rent when due.

(f) Personal Property Taxes. Tenant shall pay for all ad valorem taxes on its personal property, and on the value of all tenant improvements to the extent the improvements exceed a building standard build-out.

5.	Compliance with Laws; Use.

(a) The Premises shall be used only for the Permitted Use and for no other use whatsoever. Tenant shall not use or permit the use of the Premises for any purpose which is illegal, dangerous to persons or property or which, in Landlord’s reasonable opinion, unreasonably disturbs any other tenants of the Building or interferes with the operation of the Building. Tenant shall comply with all Laws, including, without limitation, the Americans with Disabilities Act Accessibility Guidelines for Buildings and Facilities (the “ADAAG”) and with all applicable Regulations of the National Board of Fire Underwriters, including Compliance and with the National Fire Code Bulletins, NFPA 30 (the Flammable and Combustible Liquids Code) and NFPA 45 (the standard for Fire Protection in Laboratories using Chemicals) regarding the operation of Tenant’s business and the use, condition, configuration and occupancy of the Premises. Tenant, within 10 days after receipt, shall provide Landlord with copies of any notices it. receives regarding a violation of any Laws. Tenant shall comply with the rules and regulations of the Building attached as Exhibit B and such other reasonable rules and regulations adopted by Landlord pertaining to health, safety or operational matters from time to time, provided the same do not materially increase Tenant’s obligations or diminish its rights under the Lease. Tenant shall also cause its agents, contractors, subcontractors, employees, customers, and subtenants to comply with all rules and regulations. Landlord shall not knowingly discriminate against Tenant in Landlord’s enforcement of the rules and regulations and shall endeavor to uniformly and consistently enforce such rules and regulations.

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(b) Landlord shall comply in all material respects with all Laws applicable to the common areas of the Building, subject to Landlord’s right to contest the applicability or legality thereof. Landlord represents to Tenant, that upon completion of Landlord’s Base Building Work, the common areas shall be in compliance, in all material respects, with all Laws, including, without limitation, the ADAAG.

6.	Security Deposit.

(a) In the event of an assignment of the Lease to Achillion as contemplated in Section 12 hereof, then Achillion (or CII) shall deliver to Landlord a Security Deposit in the amount of $42,548.00 not later than the Achillion Transfer Effective Date (as defined in Section 12(f) below). In the event of an assignment of the Lease to a Successor Tenant, then, not later than the effective date of the assignment, a Security Deposit in an amount reasonably determined by Landlord, (based, in part, on the Successor Tenant’s creditworthiness) which amount will be not less than the amount set forth above as the Security Deposit payable by Achillion (or CII), shall be delivered to Landlord by the Successor Tenant.

(b) The Security Deposit required to be paid by Achillion, CII, or by any Successor Tenant, shall be delivered to Landlord upon the effective date of the assignment of this Lease and shall be held by Landlord without liability for interest as security for the performance of Tenant’s obligations. The Security Deposit is not an advance payment of Rent or a measure of Tenant’s liability for damages. In lieu of all cash, Tenant may provide Landlord with an unconditional, irrevocable, assignable letter of credit, (the “Letter of Credit”) for all or a portion of the Security Deposit. In the event Tenant furnishes the Letter of Credit, the Letter of Credit shall be on .he following terms and conditions: (i) issued by a commercial bank acceptable to Landlord, which bank must have a counter for presentment in New Haven or Hartford, Connecticut; (ii) having a term which shall have an expiration date not sooner than 60 days after the Termination Date, however, if the Letter of Credit has an earlier expiration date, it shall contain a so-called “evergreen clause” and be automatically renewed prior to the stated expiration date(s) until a date that is not sooner than 60 days after the Termination Date; (iii) available for negotiation by draft(s) at sight accompanied by a statement signed by Landlord stating that the amount of the draw represents funds due to Landlord (or its successors and assigns) due to the failure of Tenant to pay Base Rent and/or Additional Rent when due or otherwise perform its obligations under this Lease and (iv) be otherwise on terms and conditions satisfactory to Landlord. It is agreed that in the event Tenant defaults beyond any applicable notice and cure period in respect of any of the terms, provisions, covenants, and conditions of this Lease, including, but not limited to, the payment of Base Rent and Additional Rent, Landlord may draw upon the Letter of Credit or upon the funds held on account as the Security Deposit to the extent required for the payment of any Base Rent and Additional Rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant’s default (beyond applicable notice and cure periods) in respect of any of the terms, provisions, covenants, and conditions of this Lease, including, but not limited to, any damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord. In the event the bank issuing the Letter of Credit gives Landlord notice that the Letter of Credit will not be renewed (such notice being addressed and delivered to Landlord as required by this Lease) it shall, at Landlord’s election, be deemed to be an automatic default

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entitling Landlord to draw upon such bank at sight for the balance of the Letter of Credit and hold or apply the proceeds thereof in accordance with the terms of this Lease. Landlord shall return any unapplied portion of the Security Deposit to Tenant within 60 days after the Inter to occur of: (1) payment by Tenant in full of all Base Rent and Additional Rent due and completion of any restoration required under the Lease; (2) the date Tenant surrenders possession of the Premises to Landlord in accordance with this Lease; or (3) the Termination Date. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the Letter of Credit or any funds on deposit and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. In the event Landlord draws upon the Letter of Credit or on funds on deposit as the Security Deposit, Tenant shall provide a new irrevocable letter of credit (on the terms set forth above) or with cash in the amount of the amount so drawn within seven (7) days after Landlord notifies Tenant of the draw or withdrawal so that at all times the total amount of Letters of Credit and/or funds in the account held by Landlord shall be equal to the aggregate Security Deposit. If Landlord transfers its interest in the Premises, Landlord may assign the Security Deposit to the transferee and, following the assignment, Landlord shall have no further liability for the return of the Security Deposit. Landlord shall not be required to keep the Security Deposit separate from its other accounts.

7.	Services to Be Furnished by Landlord.

(a) Landlord agrees to furnish Tenant with the following Building systems and services: (1) water service for use in lavatories on each floor on which the Premises are located; (2) domestic cold water through the base Building system described in the Base Building MEP (as defined in Section 31 hereof); (3) condenser-water, pre-conditioned and delivered through the condenser loop as described in the Base Building MEP to supply the Tenant specific heating, ventilating and air-conditioning systems serving areas other than the Laboratory Space within the Premises and the refrigeration systems within the Laboratory Space. Tenant, upon such advance notice as is reasonably required by Landlord, shall have the right to receive such service in the areas other than Laboratory Space during hours other than Normal Business Hours. The condenser-water shall be provided to the Laboratory Space 24 hours a day, 7 days a week, without Tenant requesting the delivery of the same for after-hours. Tenant shall pay Landlord for all such services in accordance with the provisions of Section 10 of this Lease; (4) tempered fresh air delivered through the base Building system described in the Base Building MEP. Tenant upon such advance notice as is reasonably required by Landlord, shall have the right to receive tempered fresh air service in the areas other than Laboratory Space during hours other than Normal Business Hours. The tempered fresh air service shall be provided to the Laboratory Space 24 hours a day, 7 days a week, without Tenant requesting the delivery of the same for after-hours. Tenant shall pay Landlord for all such services in accordance with the provisions of Section 10 of this Lease; (5) drainage system for domestic water and sanitary waste at locations indicated in the Base Building MEP; (6) a back-up generator providing for emergency lighting of common areas of the Building (7) Maintenance and repair of the Premises and Property, to the extent and as described in Section 9(b); (8) Elevator service; (9) Electricity to the Premises, in accordance with and subject to the terms and conditions in Section 10 of this Lease; (10) access to the Premises 24 hours a day, 7 days a week; and (11) such other services as Landlord reasonably determines are necessary or appropriate for the Property. Landlord’s

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expenses incurred in maintaining, repairing and operating the Building systems and providing the foregoing services (other than those expenses incurred by Landlord in the initial construction of Landlord’s Base Building Work) shall be Expenses payable by Tenant in accordance with the provisions of this Lease. Notwithstanding the foregoing, if Tenant requests any additional or special services from Landlord after Normal Business Hours (such as a security guard for after-hours), then Tenant shall pay to Landlord the standard reasonable charge for such service(s) (which standard charge shall reflect Landlord’s costs incurred in providing such service(s)) with such after-hours charge being equitably pro-rated among all tenants (including Tenant) utilizing such services.

(b) Landlord’s failure to furnish, or any interruption or termination of, services or utilities due to the application of Laws, the failure of any equipment, the performance of repairs, improvements or alterations, or the occurrence of any event or cause beyond the reasonable control of Landlord (a “Service Failure”) shall; not render Landlord liable to Tenant, constitute a constructive eviction of Tenant, give rise to an abatement of Rent, nor relieve Tenant from the obligation to fulfill any covenant or agreement. In no event shall Landlord be liable to Tenant for any loss or damage, including the theft of Tenant’s Property (defined in Article 15), arising out of or in connection with the failure of any security services, personnel or equipment. Notwithstanding anything to the contrary contained in this Section 7, in the event there is an interruption, curtailment or suspension of a Building System (“Service Interruption”) and (i) if such Service Interruption shall continue for more than five consecutive Business Days; (ii) such Service Interruption shall materially impair the operation of Tenant’s business in the Premises, rendering all or any material part of the Premises inaccessible or untenantable and Tenant’s back-up generator (if any), has not functioned in such a manner as to permit Tenant to conduct business within all or the affected material part of the Premises and; (iii) such Service Interruption has not been caused by the public utility company servicing or supplying the Building or by an act of Tenant or Tenant’s servants, employees or contractors, then, as Tenant’s sole remedy in connection with such Service Interruption, Tenant shall be entitled to an abatement of Base Rent and Additional Rent (based on the square footage of the Premises subject to the Service Interruption) beginning on the sixth consecutive Business Day of such Service Interruption and ending on the date such Service Interruption ceases. Similarly, if during the course of any particular Lease Year, there have occurred days of Service Interruptions which have been of a duration, in each instance, of less than five (5) consecutive Business Days (and, therefore, the provisions of the preceding sentence have been inapplicable), but which, in the aggregate, have totaled thirty (30) Business Days, then, as Tenant’s sole remedy in connection with such Service Interruption, Tenant shall, so long as the event giving rise to any such Service Interruption occurring after such thirty (30) Business Days of Service Interruptions, is determined by Landlord to be as a result of an insured casualty or event which gives Landlord the right to make a claim for coverage on its rental interruption policy, be entitled to an abatement of Basic Rent and Additional Rent (based on the square footage of the Premises subject to the Service Interruption) for each Business Day thereafter on which a Service Interruption occurs and ending upon the date each such Service Interruption ceases. Landlord shall promptly take all action necessary to remedy the same and agrees to perform the work and repairs required to do so in a manner which will minimize, to the extent reasonably possible, interference with the conduct by Tenant of its business in Premises.

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8.	Leasehold Improvements.

(a) All improvements to the Premises (collectively, “Leasehold Improvements”) shall be owned by Landlord and shall remain upon the Premises without compensation to Tenant. Tenant shall not remove unless Landlord, by written notice to Tenant within 30 days prior to the Termination Date, requires Tenant to remove, at Tenant’s expense the following; (1) Cable (defined in Section 9(a)) installed by or for the exclusive benefit of Tenant and located in the Premises or other portions of the Building; and (2) any or all Leasehold Improvements that are performed by or for the benefit of Tenant and, in Landlord’s reasonable judgment, are of a nature that would require removal and repair costs that are materially in excess of the removal and repair costs associated with standard laboratory or office improvements (collectively referred to as ‘Required Removables”). Without limitation, it is agreed that Required Removables may include internal stairways, raised floors, personal baths and showers, vaults, rolling file systems, building and roof penetrations equipment and property and equipment (including, without limitation, laboratory related equipment) permanently affixed to the Premises or to the Building systems, and structural alterations and modification of any type. The Required Removables designated by Landlord to be removed shall be removed by Tenant before the Termination Date. Landlord agrees that it shall on or about the Rent Commencement Date designate any portion or item of the Initial Alterations that constitutes a Required Removable. Tenant shall repair damage caused by the installation or removal of Required Removables. If Tenant fails to remove any Required Removables required by Landlord to be removed or perform related repairs in a timely manner, Landlord, at Tenant’s expense, may remove and dispose of such Required Removables and perform the required repairs. Tenant, within 30 days after receipt of an invoice, shall reimburse Landlord for the reasonable costs incurred by Landlord. If Landlord elects to retain any of the Required Removables, Tenant covenants that (i) such Required Removables will be surrendered in good condition, free and clear of all liens and encumbrances and (ii) if Cable is to be surrendered, it shall be left in safe condition, properly labeled at each end and in each telecommunications/electrical closet and junction box. Tenant may remove its trade fixtures, so long as such fixtures are not permanently affixed to the Building or the Building systems and not contained in or located above the ceiling, outside the demising walls, beneath the floor of the Premises or in the interior walls of the Premises.

(b) Notwithstanding the foregoing, Tenant, at the time it requests approval for a proposed Alteration (deemed in Section 9(c)) other than the Initial Improvements, may request in writing that Landlord advise Tenant whether the Alteration or any portion of the Alteration will be designated as a Required Removable. Within 10 Business Days after receipt of Tenant’s request, Landlord shall advise Tenant in writing as to which portions of the Alteration, if any, will be considered to be Required Removables. If Landlord fails to notify Tenant within such 10 Business Day period, then Tenant shall deliver to Landlord a second notice (which may be by facsimile transmission to 978-287-5050 or to such other facsimile as Landlord may provide to Tenant) advising Landlord of its failure to respond and providing Landlord with an additional period of three (3) Business Days within which to respond. In the event Landlord continues to fail to notify Tenant of its determination within such additional three (3) Business Day period, then such Alterations shall not be deemed to be Required Removables.

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9.	Repairs and Alterations.

(a) Tenant’s Repair Obligations. (i) Tenant shall, at its sole cost and expense, promptly, considering the nature and urgency of the repair or maintenance involved, perform all maintenance and repairs to the Premises that are not Landlord’s express responsibility under this Lease, and shall keep the Premises, the Eastside Restroom and the Eastside Mechanical Room in good condition and repair, reasonable wear and tear excepted. Tenant’s repair obligations include, without limitation, repairs to: (1) floor coverings; (2) interior partitions; (3) interior doors (including door(s) from Common Areas into the Premises, the Eastside Restroom and the Eastside Mechanical Room, as applicable); (4) the interior side of demising walls; (5) electronic, phone and data cabling and related equipment (collectively, “Cable”) that is installed by or for the exclusive benefit of Tenant and located in the Premises or other portions of the Building; (6) air conditioning units, private showers and kitchens, including hot water heaters, plumbing, and similar facilities serving Tenant exclusively; (7) intentionally omitted; (8) Alterations performed by contractors retained by Tenant, including related HVAC balancing; (9) Tenant duct work or conduits located in chaseways and/or exhaust equipment and systems; and (10) all other repairs within the Premises, including the Laboratory Space, the Eastside Restroom and Eastside Mechanical Room, including, without limitation, with those required to plumbing, mechanical, electrical and HVAC systems located within the Premises, the Eastside Restroom and the Eastside Mechanical Room, or exclusively serving the Premises, Suite 802, Suite 803, the Eastside Restroom and the Eastside Mechanical Room up to and including the tie-in or point of connection to the base Building systems. All work shall be performed in accordance with the rules and procedures described in Section 9(c) below. If Tenant fails to make any repairs to the Premises for more than 15 days after notice from Landlord (although notice shall not be required if there is an emergency), Landlord may make the repairs, and Tenant shall pay the reasonable cost of the repairs to Landlord within 30 days after receipt of an invoice, together with an administrative charge in an amount equal to 10% of the cost of the repairs. Tenant may charge the tenants occupying Suites 802 and 803 their respective pro rata share of the costs incurred by Tenant in maintaining and repairing the Eastside Restroom and Eastside Mechanical Room (such pro rata share to be calculated in the manner set forth in Section 10).

(ii) In the event Suites 802, 803 and 804 are not leased to one tenant, Landlord reserves the right to assume the obligation to maintain and repair the Eastside Restroom and/or the Eastside Mechanical Room and charge to the tenants of Suites 802, 803 and 804 their respective pro-rata share of the costs incurred by Landlord in doing so (such pro-rata share to be calculated in the manner set forth in Section 10).

(b) Landlord’s Repair Obligations. Landlord shall endeavor to cause the Building to be a Class A office building (with reference to other Class A office buildings in New Haven, Connecticut) and thereafter maintain the Building as such. The costs and expenses of doing so shall be deemed to be “Expenses”, subject to the provisions of Section 4 of this Lease. Landlord shall keep and maintain in good repair and working order and make repairs to and perform maintenance upon: (1) structural elements of the Building; (2) the base Building Systems including the mechanical (including HVAC), electrical, plumbing and fire/life safety systems serving the Building in general but excluding those for which the Tenant is responsible, such as the tie-ins or point of connection with those systems which are located within or

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exclusively serving the Premises and/or Suite 802, Suite 803, the Eastside Restroom and/or the Eastside Mechanical Room; (3) Common Areas; (4) the roof of the Building, including the roof membrane; (5) exterior windows of the Building and common area doors; and (6) elevators serving the Building. Landlord shall promptly make repairs (considering the nature and urgency of the repair) for which Landlord is responsible.

(c) Alterations. Tenant shall not make alterations, additions or improvements to the Premises, the Eastside Restroom or Eastside Mechanical Room or install any Cable in the Premises or other portions of the Building (collectively referred to as “Alterations”) without first obtaining the written consent of Landlord in each instance, which consent shall not be unreasonably withheld or delayed. Plans and specifications for all Alterations shall be prepared in accordance with and not provide for any exceedence of the capacities set forth in the Base Building MEP, provided, however, that Landlord acknowledges that the Tenant Improvement Plans provide for an exceedence of the standard cubic feet per minute (“cfm”) delivery of outside air maximum for tenant ventilation for Laboratory Space set forth in the Base Building MEP (which is calculated on the basis of the usable square footage of the Laboratory Space) by providing for a cfm delivery for the Laboratory Space within the Premises of 10,530 cfm (such amount, the “Grandfathered cfm Level”). Landlord consents to the Grandfathered cfm Level. However, Landlord’s consent shall not be required for any Alteration that satisfied all of the following criteria (a “Cosmetic Alteration”): (1) is of a cosmetic nature such as painting, wallpapering, hanging pictures and/or installing carpeting; (2) is not visible from the exterior of the Premises or Building; (3) will not affect the systems or structure of the Building; and (4) does not require work to be performed inside the walls or at, above or to the ceiling of the Premises. However, even though consent is not required, the performance of Cosmetic Alterations shall be subject to all the other provisions of this Section 9(c). Prior to starting work on any Alteration other than a Cosmetic Alteration, including, without limitation, the Initial Alterations, Tenant shall furnish Landlord with plans and specifications reasonably acceptable to Landlord; names of contractors reasonably acceptable to Landlord (provided that Landlord may designate specific contractors with respect to Building systems and to the roof and Tenant shall be required to utilize Landlord’s mechanical, electrical and roofing consultants and/or contractors, unless Tenant and its contractors first obtain, at Tenant’s expense, the approval of Landlord’s architect and engineers of the work to be performed); copies of contracts (from which Tenant may delete items that relate to the pricing or which involve confidential information concerning Tenant’s business practices); copies of necessary permits and approvals, including certificate of occupancy if applicable; evidence of contractor’s and subcontractor’s insurance in amounts reasonably required by Landlord; and any security for performance that is reasonably required by Landlord. Changes to the plans and specifications must also be submitted to Landlord for its approval. Alterations shall be constructed in a good and workmanlike manner using materials of a quality that is at least equal to the quality designated by Landlord as the minimum standard for the Building. Landlord may designate reasonable rules, regulations and procedures for the performance of work in the Building and, to the extent reasonably necessary to avoid disruption to the occupants of the Building, shall have the right to designate the time when Alterations may be performed. Tenant shall reimburse Landlord within 30 days after receipt of an invoice for sums paid by Landlord for third party examination of Tenant’s plans for non-Cosmetic Alterations. In addition, within 30 days after receipt of an invoice from Landlord, Tenant shall pay Landlord a fee for Landlord’s oversight and coordination of any non-Cosmetic Alterations

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equal to 10% of the cost of the non-Cosmetic Alterations. Upon completion, Tenant shall furnish “as-built” plans (except for Cosmetic Alterations), completion affidavits, full and final waivers of lien and receipted bills covering all labor and materials. Tenant shall assure that the Alterations comply with all insurance requirements and Laws. Landlord’s approval of an Alteration shall not be a representation by Landlord that the Alteration complies with applicable Laws or will be adequate for Tenant’s use.

(d) Significant Laboratory Expansion. In the event Tenant elects to perform any Alteration (including the Initial Alterations) which would cause any one or more of the following two elements to occur: (i) an exceedence of the cfm for delivery of outside air to Laboratory Space in the Premises beyond the greater of (y) the cfm for delivery of outside air to Laboratory Space set forth in the Base Building MEP or (z) the Grandfathered cfm Level (as defined in Subsection 9(c) above); or (ii) an exceedence of the watts per square foot (“we) of demand power in the Premises beyond the wsf of demand power set forth in the Base Building MEP (such occurrence, a “Significant Laboratory Expansion”), then there will be an increase in the amount of annual Base Rent per rentable square foot of $6.50 over the annual Base Rent per rentable square foot identified in Section 1(d) solely with respect to the “Deemed Excess Laboratory Space,” as defined below. (Calculations for the determination of an’ exceedence of cfm for delivery of outside air or wsf of demand power to Laboratory Space shall be made on the basis of the usable square footage of the Laboratory Space as the allowance for each as identified in the MEP is on the basis of usable square footage).

The Deemed Excess Laboratory Space shall be determined based upon the plans and specifications submitted by Tenant in connection with any proposed Alteration (including the Initial Alterations) of the Premises on the basis of the greater of the exceedences, if any, of the two elements used to determine the occurrence of a Significant Laboratory Expansion, as follows:

(i) As to an exceedence of cfm for delivery of outside air to Laboratory Space, the percentage that the cfm for all Laboratory Space exceeds the greater of (A) the cfm specified in the Base Building MEP for Laboratory Space, or (B) the Grandfathered cfm Level, shall be multiplied by the total rentable square footage of the total Laboratory Space. The product so obtained shall be the amount of the Deemed Excess Laboratory Space; and

(ii) As to an exceedence of the wsf of demand power, the percentage that the wsf for demand power for all Laboratory Space exceeds the wsf for demand power specified in the Base Building MEP shall be multiplied by the total rentable square footage of the total Laboratory Space. The product so obtained shall be the amount of the Deemed Excess Laboratory Space.

(iii) For example: Assume that the Premises initially consists of 20,000 rentable square feet, 12,000 of which is Laboratory Space, and the cfm for delivery of outside air and wsf of demand power for the Premises prior to any alteration are equal to the capacity set forth in the Building MEP. Assume further that the Significant Laboratory Expansion occurs due to Tenant converting 4,000 rsf of office space in the Premises to Laboratory Space.

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Assume further that the total Laboratory Space exceeds the Grandfathered cfm Level for delivery of outside air by sixty percent (60%) and it exceeds the wsf for demand power by fifty percent (50%). Applying the methodology set forth above to determine the Deemed Excess Laboratory Space: (i) the cfm exceedence is 60% x 16,000 (the original 12,000 rsf of Laboratory Space, plus the additional Laboratory Space of 4,000 rsf) or 9,600 rentable square feet; and (ii) the wsf exceedence is 50% X 16,000 or 8,000 rentable square feet. Accordingly, the Deemed Excess Laboratory Space is 9,600 rentable square feet and the applicable Base Rent per rentable square feet for 9,600 rentable square feet of Deemed Excess Laboratory Space shall be increased by $6.50 per rentable square feet.

10.	Utility Charges.

(a) From and after the Commencement Date, Tenant shall pay for all electricity, gas, water and all other utilities used or consumed at the Premises, including at the chemical storage facility located on the first floor which constitutes a portion of the Premises, as Additional Rent. In addition, as the utilities used and consumed at Suites 802, 803, 804, the Eastside Restroom and the Eastside Mechanical Room (sometimes collectively called the “Eastside Premises”) are measured by one checkmeter per utility, Tenant shall pay for all electricity, gas, water and all other utilities used or consumed at the Eastside Premises. Tenant shall be permitted by the terms of the leases between Landlord and those tenants for Suites 802 and 803 to collect from such tenants, respectively, their pro-rata share of such utilities, which share shall be determined by application of a fraction which has as its numerator the rentable square footage of such tenant’s premises (which is 12,380 rsf for Suite 802 and 5,263 rsf for Suite 803) and 30,709 as the denominator (which is the aggregate rentable square footage of Suites 802, 803 and 804 located on the eighth floor of the Building). The failure of the tenant’s leasing Suites 802 and 803 to reimburse Tenant for such tenant’s pro-rata share of utilities shall not excuse Tenant from its obligation to pay Landlord for all utilities used or consumed at the Eastside Premises. Tenant and the tenants within Suite 802 and Suite 803 shall arrange, as between themselves, for the method of collection of such payments.

(b) Tenant shall pay to Landlord a Premises Electric Charge of, initially, $5.00 per square foot per annum times 30,709 rentable square feet. The Premises Electric Charge shall be payable in equal monthly installments, in advance, together with Tenant’s monthly payment of Base Rent. Landlord shall install a check meter to measure the consumption of electricity at the Eastside Premises and to the chemical storage area. The cost of electricity shall be determined on the basis of the rate charged for such load and usage in the service classification in effect from time to time pursuant to which Landlord then purchased electric current for the entire Building. The Premises Electrical Charge shall be reconciled with the actual costs approximately every 6 months during the first 12 month period following the Commencement Date and not less than annually thereafter. The Premises Electrical Charge shall be adjusted, if necessary, from time to time, to appropriately reflect the cost of electricity delivered to and consumed at the Premises.

(c) The use of electrical service shall not exceed, either in voltage, rated capacity, or overall load, that which Landlord deems to be standard for the Building. If Tenant requests permission to consume excess electrical service, Landlord may refuse to consent or may

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condition consent upon conditions that Landlord reasonably elects (including, without limitation, the installation of utility service upgrades, meters, submeters, air handlers or cooling units), and the additional usage (to the extent permitted by Law), installation and maintenance costs shall be paid by Tenant.

(d) Electrical service to the Building may be furnished by one or more companies providing electrical generation, transmission and distribution services, and the cost of electricity may consist of several different components or separate charges for such services, such as generation, distribution and stranded cost charges. Landlord shall have the exclusive right to select any company providing electrical service to the Building, to aggregate the electrical service for the Building and Premises with other buildings, to purchase electricity through a broker and/or buyers group and to change the providers and manner of purchasing electricity. Landlord shall be entitled to receive a fee (if permitted by applicable Law) for the selection of utility companies and the negotiation and administration of contracts for electricity, provided that the amount of such fee shall not exceed 50% of any savings obtained by Landlord.

(e) If either the quantity or character of utility service is changed by the public utility corporation supplying such service to the Building or the Eastside Premises is no longer available or suitable for Tenant’s requirements, no such change, unavailability or unsuitability shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord or Landlord’s agents. Notwithstanding the foregoing, Landlord covenants to use commercially reasonable efforts to obtain an alternate or substitute supplier of services.

(f) Commencing as of the Commencement Date, Tenant shall pay for water consumed or utilized at the Eastside Premises. Tenant shall pay to Landlord a water charge of, initially, $0.30 per square foot per annum times 30,709. The water charge shall be payable in equal monthly installments, in advance, together with Tenant’s monthly payment of Base Rent. Landlord shall, at Landlord’s cost, install a flow meter and thereby measure the consumption of water for all purposes at the Eastside Premises and to the chemical storage area. Tenant, at Tenant’s sole cost and expense, shall keep any such meter and any such installation equipment in good working order and repair. The cost for water shall be determined on the basis of the cost to Landlord for water in effect from time to time pursuant to which Landlord shall then have purchased water for the entire Building. The water charge shall be reconciled with the actual cost approximately every six months during the first twelve month period following the Commencement Date and not less than annually thereafter. The water charge shall be adjusted, if necessary, from time to time to appropriately reflect the cost of water delivered to and consumed at the Premises.

(g) The consumption and the delivery to the Eastside Premises and to the chemical storage area of heating, ventilation and air-conditioning will be separately monitored and the actual out-of-pocket costs incurred by Landlord, net of all discounts and rebates received by Landlord, in connection therewith shall be billed to Tenant through the Building management system and payable by Tenant monthly, together with Tenant’s payment of Base Rent.

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(h) Notwithstanding anything to the contrary contained herein Landlord reserves the right to bill the tenants of Suites 802, 803 and 804 (including Tenant) such tenant’s pro rata share of the cost of all utilities used or consumed at the Eastside Premises as Additional Rent which shall then be payable by each such Tenant, monthly, in advance, together with the Base Rent.

11.	Entry by Landlord.

(a) Landlord, it agents, contractors and representatives may enter the Premises to inspect or show the Premises, to clean and make repairs, alterations or additions to the Premises the Eastside Restroom and Eastside Mechanical Room, and to conduct or facilitate repairs, alterations or additions to any portion of the Building, including other tenants’ premises. Except in emergencies or to provide janitorial and other Building services after Normal Business Hours, Landlord shall provide Tenant with reasonable prior notice of entry into the Premises, which may be given orally. If reasonably necessary for the protection and safety of Tenant and its employees, Landlord shall have the right to temporarily close all or a portion of the Premises to perform repairs, alterations and additions. However, except in health or safety emergency situations, Landlord will not close the Premises without giving Tenant 30 days prior written notice (and Landlord will endeavor to give Tenant 60 days prior written notice). Landlord shall use commercially reasonable efforts to correct or remedy any situation causing such health or safety emergency as expeditiously as possible. Entry by Landlord shall not constitute constructive eviction or entitle Tenant to an abatement or reduction of Rent.

(b) Notwithstanding anything to the contrary contained in this Section 11, in the event there is a health or safety emergency situation which causes Landlord to close the Premises (such event a “Closure Event”) and (i) if such Closure Event shall continue for more than five (5) consecutive Business Days and (ii) such Closure Event has not been caused by an act of Tenant or Tenant’s servants, employees or contractors, then Tenant shall be entitled to an abatement of Base Rent and Additional Rent beginning on the sixth consecutive Business Day of such Closure Event and ending on the date such Closure Event ceases. Similarly, if during the course of any particular Lease Year, there have occurred days of Closure Events which have been of a duration, in each instance, of less than five (5) consecutive Business Days (and, therefore, the provisions of the preceding sentence have been inapplicable), but which, in the aggregate, have totaled thirty (30) Business Days, then as Tenant’s sole remedy in connection with any such Closure Events thereafter occurring, Tenant shall, so long as the event giving rise to any such Closure Event occurring after such thirty (30) Business Days of Closure Events, is determined by Landlord to be as a result of an insured casualty or event which gives Landlord the right to make a claim for coverage on its rental interruption policy, be entitled to an abatement of Base Rent and Additional Rent for each Business Day thereafter on which a Closure Event occurs and ending upon the date each such Closure Event ceases.

12.	Assignment and Subletting.

(a) Except in connection with (y ) a Permitted Transfer (defined in Section 12(e) below), or (z) an assignment to Achillion or to CU, at contemplated in Section 12(f) below, Tenant shall not assign, sublease, transfer or encumber any interest in this Lease or allow any

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third party to use any portion of the Premises (collectively or individually, a “Transfer”) without the prior written consent of Landlord, which consent shall not be unreasonably withheld if Landlord does not elect to exercise its termination rights under Section 12(b) below. Without limitation, it is agreed that Landlord’s consent shall not be considered unreasonably withheld if: (1) the proposed transferee’s financial condition does not meet the criteria Landlord uses to select Building tenants having similar leasehold obligations; (2) the proposed transferee’s business is not suitable for the Building considering the zoning regulations applicable to the Building, the business of the other tenants and the Building’s prestige, or would result in a violation of another tenant’s rights; (3) the proposed transferee is a governmental agency or other occupant of the Building; (4) Tenant is in default after the expiration of any applicable notice and cure periods in this Lease; or (5) any portion of the Building or Premises would likely become subject to additional or different Laws as a consequence of the proposed Transfer. Tenant shall not be entitled to receive monetary damages based upon a claim that Landlord unreasonably withheld its consent to a proposed Transfer and Tenant’s sole remedy shall be an action to enforce any such provision through specific performance or declaratory judgment. Any attempted Transfer in violation of this Article shall constitute a breach of this Lease and shall, at Landlord’s option, be void. Consent by Landlord to one or more Transfer(s) shall not operate as a waiver of Landlord’s rights to approve any subsequent Transfer. In no event shall any Transfer or Permitted Transfer release or relieve Tenant from any obligation under this Lease.

(b) As part of its request for Landlord’s consent to a Transfer, Tenant shall provide Landlord with financial statements for the proposed transferee, a complete copy of the proposed assignment, sublease and other contractual documents and such other information as Landlord may reasonably request. Landlord shall, by written notice to Tenant within 30 days of its receipt of the required information and documentation, either: (1) consent to the Transfer by the execution of a consent agreement in a form reasonably designated by Landlord or reasonably refuse to consent to the Transfer in writing; or (2) exercise its right to terminate this Lease with respect to the portion of the Premises that Tenant is proposing to sublet or assign. If Landlord exercises its right to terminate this Lease, Landlord shall, in its notice of such exercise, give Tenant notice of the termination date and such termination shall be effective, without the necessity of any further notice to Tenant or amendment to this Lease, on the date set forth in Landlord’s notice. Tenant shall pay Landlord a review fee of $500.00 for Landlord’s review of any Permitted Transfer or requested Transfer, provided if Landlord’s actual reasonable costs and expenses (including reasonable attorney’s fees) exceed $500.00, Tenant shall reimburse Landlord for its actual reasonable costs and expenses in lieu of a fixed review fee.

(c) Tenant shall pay Landlord 50% of all rent and other consideration which Tenant receives as a result of a Transfer to a Successor Tenant that is in excess of the Rent payable to Landlord for the portion of the Premises and Term covered by the Transfer. Tenant shall pay Landlord 100% of all Rent and other consideration which Tenant receives as a result of a Transfer to Achillion that is in excess of the sum of (i) the Rent payable to Landlord for the portion of the Premises and the Term covered by the Transfer and (ii) the Excess Cost Reimbursements as defined in Assignment and that certain Assumption of Lease between Tenant, Achillion, CII and Landlord dated as of March 30, 2001, (the “Achillion Assumption Agreement”). Tenant shall pay Landlord for Landlord’s share of any excess within 30 days after Tenant’s receipt of such excess consideration. Tenant may deduct from the excess all reasonable

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and customary third party expenses directly incurred by Tenant attributable to the Transfer (other than Landlord’s review fee), including brokerage fees, legal fees and construction costs. If Tenant is in Monetary Default (defined in Section 19(a). below), Landlord may require that all sublease payments be made directly to Landlord, in which case Tenant shall receive a credit against Rent in the amount of any payments received (less Landlord’s share of any excess).

(d) Except as provided below with respect to a Permitted Transfer, if Tenant is a corporation, limited liability company, partnership, or similar entity, and if the entity which owns or controls a majority of the voting shares/rights at any time changes for any reason (including but not limited to a merger, consolidation or reorganization), such change of ownership or control shall constitute a Transfer. The foregoing shall not apply so long as Tenant is an entity whose outstanding stock is listed on a recognized security exchange, or if at least 80% of its voting stock is owned by another entity, the voting stock of which is so listed.

(e) Tenant may assign its entire interest under this Lease to a successor to Tenant by purchase, merger, consolidation or reorganization without the consent of Landlord (a “Permitted Transfer”), provided that all of the following conditions are satisfied: (1) Tenant is not in default under this Lease; (2) Tenant’s successor shall own all or substantially all of the assets of Tenant; (3) except as permitted in Section 12(f) below, Tenant’s successor shall have a tangible net worth which is at least equal to the greater of Tenant’s tangible net worth at the date of this Lease or Tenant’s tangible net worth as of the day prior to the proposed purchase, merger, consolidation or reorganization; and (4) Tenant shall give Landlord written notice at least 30 days prior to the effective date of the proposed purchase, merger, consolidation or reorganization. Tenant’s notice to Landlord shall include information and documentation showing that each of the above conditions has been satisfied including, without limitation, audited financial statements of Tenant and the proposed successor. If requested by Landlord, Tenant’s successor shall sign a commercially reasonable form of assumption agreement.

(f) At the request of Tenant and provided that Tenant is not in default beyond applicable grace or notice and cure periods under this Lease, all parties satisfy the provisions of the Achillion Assumption Agreement, and the Security Deposit is delivered to Landlord, then the Lease shall as of the earlier of (i) the Effective Date, (as defined in the Achillion Assumption Agreement) or (ii) the applicable Early Possession Date (as defined in the Achillion Assumption Agreement) (such date, the “Achillion Transfer Effective Date”) be assigned to Achillion and Yale University shall, subject to and as more particularly set forth in paragraph 8 of the Achillion Assumption Agreement, be released of its obligations under this Lease from and after the Achillion Transfer Effective Date. If Achillion and CH fail to pay to Tenant the Excess Cost Reimbursements or otherwise perform under the Achillion Assumption Agreement, or if Achillion or CII fail to pay to Landlord the Security Deposit, then Tenant shall on or within five (5) Business Days after the Achillion Transfer Effective Date give notice to Landlord that Tenant has elected to, effective as of the Achillion Transfer Date (1) relinquish possession of the Premises and either (y) assign the Lease to Landlord or a designee of Landlord or (z) enter into a lease termination with Landlord, or (ii) continue its tenancy under the Lease and perform all obligations of the Tenant hereunder for the remainder of the Term. If Tenant elects to relinquish possession of the Premises and assign or terminate its leasehold as set forth above, then Tenant

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shall be permitted to remove from the Premises only those items, equipment and furnishings as are identified on Exhibit II attached hereto and made a part hereof.

13.	Liens.

Tenant shall not permit mechanic’s or other liens to be placed upon the Property, Premises or Tenant’s leasehold interest in connection with any work or service done or purportedly done by or for benefit of Tenant. If a lien is so placed, Tenant shall, within 10 days of notice from Landlord of the filing of the lien, fully discharge the lien by setting the claim which resulted in the lien or by bonding or insuring over the lien in the manner prescribed by the applicable Law. If Tenant fails to discharge the lien, then, in addition to any other right or remedy of Landlord, Landlord may bond or insure over the lien or otherwise discharge the lien. Tenant shall reimburse Landlord for any amount paid by Landlord to bond or insure over the lien or discharge the lien, including, without limitation, reasonable attorneys’ fees (if and to the extent permitted by Law) within 30 days after receipt of an invoice from Landlord.

14.	Indemnity and Waiver of Claims.

(a) Except to the extent caused by the gross negligence or willful misconduct of Landlord or any Landlord Related Parties (defined below), Tenant shall indemnify, defend and hold Landlord, its trustees, members, principals, beneficiaries, partners, officers, directors, employees, and agents (“Landlord Related Parties”) harmless against and from all liabilities, obligations, damages, penalties, claims, actions, costs, charges and expenses, including, without limitation, reasonable attorneys’ fees and other professional fees (if and to the extent permitted by Law), which may be imposed upon, incurred by or asserted against Landlord or any of the Landlord Related Parties and arising out of or in connection with any damage or injury occurring in the Premises or any acts or omissions (including violations of Law) of Tenant, the Tenant Related Parties (defined below) or any of Tenant’s transferees, contractors or licensees.

(b) Except to the extent caused by the gross negligence or willful misconduct of Tenant or any Tenant Related Parties (defined below), Landlord shall indemnify, defend and hold Tenant, its trustees, members, principals, beneficiaries, partners, officers, directors, employees and agents (“Tenant Related Parties”) harmless against and from all liabilities, obligations, damages, penalties, claims, actions, costs, charges and expenses, including, without limitation, reasonable attorneys’ fees and other professional fees (if and to the extent permitted by Law), which may be imposed upon, incurred by or asserted against Tenant or any of the Tenant Related Parties and arising out of or in connection with the acts or omissions (including violations of Law) of Landlord, the Landlord Related Parties or any of Landlord’s contractors.

(c) Landlord and the Landlord Related Parties shall not be liable for, and Tenant waives, all claims for loss or damage to Tenant’s business or loss, theft or damage to Tenant’s Property or the property of any person claiming by, through or under Tenant resulting from: (1) wind or weather; (2) the failure of any sprinkler, heating or air-conditioning equipment, any electric wiring or any gas, water or steam pipes; (3) the backing up of any sewer pipe or downspout; (4) the bursting, leaking or running of any tank, water closet, drain or other pipe; (5) water, snow or ice upon or coming through the roof, skylight, stairs, doorways, windows, walks or any other place upon or near the Building; (6) any act or omission of any party other

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than Landlord or Landlord Related Parties; and (7) any causes not reasonably within the control of Landlord. Tenant shall insure itself against such losses under Article 15 below.

15.	Insurance.

(a) Tenant shall carry and maintain the following insurance (“Tenant’s Insurance”), at its sole cost and expense: (1) Commercial General Liability Insurance applicable to the Premises, the Eastside Restroom, Eastside Mechanical Room and their appurtenances providing, on an occurrence basis, a minimum combined single limit of $3,000,000.00; (2) All Risk Property/Business Interruption Insurance, including flood and earthquake, written at replacement cost value and with a replacement cost endorsement covering all of Tenant’s trade fixtures, equipment, furniture and other personal property within the Premises, the Eastside Restroom and the Eastside Mechanical Room (“Tenant’s Property”); (3) environmental impairment insurance (which must include an explicit clause or endorsement to cover Tenant’s covenant obligation of Section 32(d), have limits of not less than $3, 000,000.00 per occurrence and $5,000,000.00 annual aggregate for sudden and accidental occurrences or non-sudden and accidental occurrences arising from the Premises or activities of any and all users and occupiers thereof; insurance written on a claims-made basis shall include an extended discovery period of at lease 24 months after cancellation or expiration of the policy); and (4) Workers’ Compensation Insurance as required by the state in which the Premises is located and in amounts as may be required applicable statute; and (5) Employers Liability Coverage of at least $2,000,000.00 per occurrence. Any company writing any of Tenant’s Insurance shall be reasonably acceptable to Landlord and its Mortgagee (as defined below). All Commercial General Liability Insurance policies shall name Tenant as a named insured and Landlord (or any successor), its property manager(s), and its Mortgagee(s) (as defined in Section 26), and other designees of Landlord as their respective interests may appear, as additional insureds. All policies of Tenant’s insurance shall contain endorsements that the insurer(s) shall give Landlord, its Mortgagee(s) and its designees at least 30 days’ advance written notice of any change, cancellation, termination or lapse of insurance. Tenant shall provide Landlord with a certificate of insurance evidencing Tenant’s Insurance prior to the earlier to occur of the Commencement Date or the date Tenant is provided with possession of the Premises for any reason, and upon renewals at least 15 days prior to the expiration of the insurance coverage. Except as specifically provided to the contrary, the limits of Tenant’s insurance shall not limit its liability under this Lease. Tenant and the tenants of Suites 802 and 803 may share the cost of the insurance carried with respect to the Eastside Restroom and Eastside Mechanical Room, on a pro-rata basis.

(b) Landlord shall maintain (the costs of which shall be an Expense under Section 4 of this Lease), among other coverages, an all risk property insurance policy on the Building insuring the full replacement value thereof (but excluding the value of Tenant’s personal property and equipment) which policy shall include coverage for, but not be limited to, fire and extended perils including flood and earthquake, to the extent available and including rental loss coverage.

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16.	Subrogation.

Notwithstanding anything in this Lease to the contrary, Landlord and Tenant shall cause their respective insurance carriers to waive any and all rights of recovery, claim, action or causes of action against the other and their respective trustees, principals, beneficiaries, partners, officers, directors, agents, and employees, for any loss or damage that may occur to Landlord or Tenant or any party claiming by, through or under Landlord or Tenant, as the case may be, with respect to Tenant’s Property, the Building, the Premises, any additions or improvements to the Building or Premises, or any contents thereof, including all rights of recovery, claims, actions or causes of action arising out of the negligence of Landlord or any Landlord Related Parties or the negligence of Tenant or any Tenant Related Parties, which loss or damage is (or would have been, had the insurance required by this Lease been carried) covered by insurance.

17.	Casualty Damage.

(a) If all or any part of the Premises is damaged by fire or other casualty, Tenant shall immediately notify Landlord in writing. During any period of time that all or a material portion of the Premises is rendered untenantable as a result of a fire or other casualty, the Rent shall abate for the portion of the Premises that is untenantable and not used by Tenant. Landlord shall have the light to terminate this Lease if: (1) the Building shall be damaged so that, in Landlord’s reasonable judgment, substantial alteration or reconstruction of the Building shall be required (whether or not the Premises has been damaged) and provided Landlord is using reasonable efforts to terminate all other leases in effect at the Building; (2) Landlord is not permitted by Law to rebuild the Building in substantially the same form as existed before the fire or casualty; (3) the Premises have been materially damaged and there is less than 2 years of the Term remaining on the date of the casualty; (4) any Mortgagee (as defined in Article 26) requires that the insurance proceeds be applied to the payment of the mortgage debt; or (5) a material uninsured loss to the Building occurs. Landlord agrees it shall not discriminate against Tenant by electing to terminate this Lease alone, except in the event of a termination by Landlord under Subsection (3) above. Landlord may exercise its right to terminate this Lease by notifying Tenant in writing within 90 days after the date of the casualty. If Landlord does not terminate this Lease, Landlord shall endeavor to commence to repair and restore the damage on the earlier to occur of the date of receipt of insurance proceeds or the date which is 90 days after the date of the casualty. Landlord shall thereafter proceed with reasonable diligence to complete repair and restoration of the Building and the Leasehold Improvements (excluding any Alterations that were performed by Tenant in violation of this Lease). However, in no event shall Landlord be required to spend more than the insurance proceeds received by Landlord. In the event Landlord fails to complete repair or restoration to such an extent as to permit Tenant to use and occupy the Premises within 270 days from the earlier to occur of the date (i) Landlord actually commences repair or restoration or (ii) which is 90 days from the date of the occurrence of the casualty, then Tenant may, by giving notice to Landlord prior to the date such repair or restoration is so completed, as its sole remedy, terminate this Lease. Landlord shall not be liable for any loss or damage to Tenant’s Property or to the business of Tenant resulting in any way from the fire or other casualty or from the repair and restoration of the damage. Landlord and Tenant hereby waive the provisions of any Law relating to the matters addressed in this Article, and agree that their respective rights for damage to or destruction of the Premises shall be those specifically provided in this Lease.

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(b) If all or any portion of the Premises shall be made untenantable by fire or other casualty, Landlord shall, with reasonable promptness, cause an architect or general contractor selected by Landlord to provide Landlord and Tenant with a written estimate of the amount of time required to substantially complete the repair and restoration of the Premises and make the Premises tenantable again, using standard working methods (“Completion Estimate”). If the Completion Estimate indicates that the Premises cannot be made tenantable within 270 days from the date the repair and restoration is started, then regardless of anything in Section 17(a) above to the contrary, either party shall have the right to terminate this Lease by giving written notice to the other of such election within 10 days after receipt of the Completion Estimate. Tenant, however, shall not have the right to terminate this Lease if the fire or casualty was caused by the negligence or intentional misconduct of Tenant, Tenant Related Parties or any of Tenant’s transferees, contractors or licensees.

18.	Condemnation.

Either party may terminate this Lease if the whole or any material part of the Premises shall be taken or condemned for any public or quasi-public use under Law, by eminent domain or private purchase in lieu thereof (a “Taking”). Landlord shall also have the right to terminate this Lease if there is a Taking of any portion of the Building or Property which would leave the remainder of the Building unsuitable for use as an office building in a manner comparable to the Building’s use prior to the Taking. In order to exercise its rights to terminate the Lease, Landlord or Tenant, as the case may be, must provide written notice of termination to the other within 45 days after the terminating party first receives notice of the Taking. Any such termination shall be effective as of the date the physical taking of the Premises or the portion of the Building or Property occurs. If this Lease is not terminated, the Rentable Square Footage of the Building, the Rentable Square Footage of the Premises and Tenant’s Pro Rata Share shall, if applicable, be appropriately adjusted. In addition, Rent for any portion of the Premises taken or condemned shall be abated during the unexpired Term of this Lease effective when the physical taking of the portion of the Premises occurs. All compensation awarded for a Taking, or sale proceeds, shall be the property of Landlord, any rights to receive compensation or proceeds being expressly waived by Tenant. However, Tenant may file a separate claim at its sole cost and expense for Tenant’s Property and Tenant’s reasonable relocation expenses, provided the filing of the claim does not diminish the award which would otherwise be receivable by Landlord.

19.	Events of Default.

Tenant shall be considered to be in default of this Lease upon the occurrence of any of the following events of default:

(a) Tenant’s failure to pay within 5 days of the date when due all or any portion of the Rent (a “Monetary Default”), provided Landlord shall not more than 2 times within any 12 consecutive month period give to Tenant notice of Tenant’s failure to pay rent when due and 5 days within which to cure such failure after any such written notice shall have been given. If Landlord has provided Tenant with such 2 notices within any 12 month period of Tenant’s Monetary Default, Tenant’s subsequent failure to pay Rent when due within such 12

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consecutive month period shall, at Landlord’s option, be an incurable event of Monetary Default by Tenant.

(b) Tenant’s failure to comply with any other term, provision or covenant of this Lease (which is other than a Monetary Default), if the failure is not cured within 30 days after written notice to Tenant. However, if Tenant’s failure to comply cannot reasonably be cured within 10 days (as shall be determined by Landlord, in the exercise of its sole, but reasonable, judgment), Tenant shall be allowed additional time (not to exceed 60 days) as is reasonably necessary to cure the failure so long as: (1) Tenant commences to cure the failure within 30 days, and (2) Tenant diligently pursues a course of action that will cure the failure and bring Tenant back into compliance with the Lease. However, if Tenant’s failure to comply creates a hazardous condition, the failure must be cured immediately upon notice to Tenant. In addition, if Landlord provides Tenant with notice of Tenant’s failure to comply with any particular term, provision or covenant of the Lease on 2 occasions during any 12 consecutive month period, Tenant’s subsequent violation of such term, provision or covenant within such 12 consecutive month period shall, at Landlord’s option, be an incurable event of default by Tenant.

(c) Tenant or any Guarantor becomes insolvent, makes a transfer in fraud of creditors or makes and assignment for the benefit of creditors, or admit in writing its inability to pay its debts when due.

(d) The leasehold estate is taken by process or operation of Law.

(e) Tenant abandons or vacates all or any portion of the Premises.

(f) After a transfer or assignment of the Lease to a Successor Tenant, if such Successor Tenant is in default beyond any applicable grace or notice and cure period under any other lease or agreement with Landlord.

(g) After a transfer or assignment of the Lease to Achillion, if Achillion is in default beyond any applicable grace or notice and cure period under any other lease or agreement with Landlord.

So long as the Achillion Assumption Agreement remains in effect, Landlord agrees that it shall, when giving notice to Tenant of a default or the occurrence of an event of default, give notice to Achillion of such default. Achillion shall then have the right, but not the obligation, to cure such default within any applicable grace or notice and cure period provided for in this Lease with respect to such default and Landlord shall accept such cure if timely made.

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20.	Remedies.

(a) Upon any default, Landlord shall have the right without notice or demand (except as provided in Article 19) to pursue any of its rights and remedies at Law or in equity, including any one or more of the following remedies:

(i) Terminate this Lease, in which case Tenant shall immediately surrender the Premises to Landlord. If Tenant fails to surrender the Premises, Landlord may, in compliance with applicable Law and without prejudice to any other right or remedy, enter upon and take possession of the Premises and expel and remove Tenant, Tenant’s Property and any party occupying all or any part of the Premises. Tenant shall pay Landlord or demand the amount of all past due Rent and other losses and damages which Landlord may suffer as a result of Tenant’s default, whether by Landlord’s inability to relet the Premises on satisfactory terms or otherwise, including, without limitation, all Costs of Reletting (defined below) and any deficiency that may arise from reletting or the failure to relet the Premises. “Cost of Reletting” shall include all costs and expenses incurred by Landlord in reletting or attempting to relet the Premises, including, without limitation, reasonable legal fees, brokerage commissions, the cost of alterations and the value of other concession or allowance granted to a new tenant.

(ii) Terminate Tenant’s right to possession of the Premises and, in compliance with applicable Law, expel and remove Tenant, Tenant’s Property and any parties occupying all or any part of the Premises. Landlord may (but shall not be obligated to) relet all or any part of the Premises, without notice to Tenant, for a term that may be greater or less than the balance of the Term and on such conditions (which may include concessions, free rent and alterations of the Premises) and for such uses as Landlord in its absolute discretion shall determine. Landlord may collect and receive all rents and other income from the reletting. Tenant shall pay Landlord on demand all past due Rent, all Costs of Reletting and any deficiency arising from the reletting or failure to relet the Premises. Landlord shall not be responsible or liable for the failure to relet all or any part of the Premises or for the failure to collect any Rent. The re-entry or taking of possession of the Premises shall not be construed as an election by Landlord to terminate this Lease unless a written notice of termination is given to Tenant.

(iii) In lieu of calculating damages under Sections 20(a)(i) or 20(a)(ii) above, Landlord may elect to receive as damages the sum of (a) all Rent accrued through the date of termination of this Lease or Tenant’s right to possession, and (b) an amount equal to the total Rent that Tenant would have been required to pay for the remainder of the Term discounted to present value at the Prime Rate (defined in Section 20(b) below) then in effect, minus the then present fair rental value of the Premises for the remainder of the Term, similarly discounted, after deducting all anticipated Costs of Reletting.

(b) Unless expressly provided in this Lease, the repossession or re-entering of all or any part of the Premises shall not relieve Tenant of its liabilities and obligations under the Lease. No right or remedy of Landlord shall be exclusive of any other right or remedy. Each right and remedy shall be cumulative and in addition to any other right and remedy now or subsequently available to Landlord at Law or in equity. If Landlord declares Tenant to be in default, Landlord shall be entitled to receive interest on any unpaid item of Rent at a rate equal to the Prime Rate plus 4%. For purposes hereof, the “Prime Rate” shall be the per annum interest rate published from time to time in the so-called Money Rates section of The Wall Street Journal or if The Wall Street Journal is no longer published or no longer publishes a “prime rate”, then the per annum interest rate publicly announced as its prime or base rate by a federally insured bank selected by Landlord in the state in which the Building is located. Forebearance by Landlord to enforce one or more remedies shall not constitute ? waiver of any default.

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(c) In the event this Lease provides for any rent concession or abatement or for any period during which Tenant is not obligated to pay Base Rent and/or Additional Rent, then the entire amount of the concession or of the abated Base Rent and Additional Rent that would otherwise have been due and payable for any such period shall become immediately due and payable upon the occurrence of a default by Tenant under this Lease which continues beyond any applicable notice and cure periods.

21.	Limitation of Liability.

NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS LEASE, THE LIABILITY OF LANDLORD (AND OF ANY SUCCESSOR LANDLORD) TO TENANT SHALL BE LIMITED TO THE INTEREST OF LANDLORD IN THE PROPERTY. TENANT SHALL LOOK SOLELY TO LANDLORD’S INTEREST IN THE PROPERTY AND PROCEEDS OF ANY SALE OF THE BUILDING, INSURANCE PROCEEDS, CONDEMNATION AWARDS, AND/OR FINANCING AND REFINANCING PROCEEDS FOR THE RECOVERY OF ANY JUDGMENT OR AWARD AGAINST LANDLORD FOR THE RECOVERY OF ANY JUDGMENT OR AWARD AGAINST LANDLORD. NEITHER LANDLORD NOR ANY LANDLORD RELATED PARTY SHALL BE PERSONALLY LIABLE FOR ANY JUDGMENT OR DEFICIENCY. BEFORE FILING SUIT FOR AN ALLEGED DEFAULT BY LANDLORD, TENANT SHALL GIVE LANDLORD AND THE MORTGAGEE(S) (DEFINED IN ARTICLE 26 BELOW) WHOM TENANT HAS BEEN NOTIFIED HOLD MORTGAGES (DEFINED IN ARTICLE 26 BELOW) ON THE PROPERTY, BUILDING OR PREMISES, NOTICE AND REASONABLE TIME TO CURE THE ALLEGED DEFAULT.

22.	No Waiver.

Either party’s failure to declare a default immediately upon its occurrence, or delay in taking action for a default shall not constitute a waiver of the default, nor shall it constitute an estoppel. Either party’s failure to enforce its rights for a default shall not constitute a waiver of its rights regarding any subsequent default. Receipt by Landlord of Tenant’s keys to the Premises shall not constitute an acceptance or surrender of the Premises.

23.	Quiet Enjoyment.

Tenant shall, and may peacefully have, hold and enjoy the Premises, subject to the terms of this Lease, provided Tenant pays the Rent and fully performs all of its covenants and agreements. This covenant and all other covenants of Landlord shall be binding upon Landlord and its successors only during its or their respective periods of ownership of the Building, and shall not be a personal covenant of Landlord or the Landlord Related Parties.

24.	Intentionally Omitted.

25.	Holding Over.

If Tenant fails to surrender the entirety of the Premises at the expiration or earlier termination of this Lease, occupancy of the Premises after the termination or expiration shall be

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that of a tenancy at sufferance. Tenant’s occupancy of the Premises during the holdover shall be subject to all the terms and provisions of this Lease and Tenant shall pay an amount (on a per month basis without reduction for partial months during the holdover) equal to 200% of the sum of the Base Rent and Additional Rent due for the period immediately preceding the holdover. No holdover by Tenant or payment by Tenant after the expiration or early termination of this Lease shall be construed to extend the Term or prevent Landlord from immediate recovery of possession of ate Premises by summary proceedings or otherwise. In addition to the payment of the amounts provided above, if Landlord is unable to deliver possession of the Premises to a new tenant, or to perform improvements for a new tenant, as a result of Tenant’s holdover and Tenant fails to vacate the Premises within 10 days after Landlord notifies Tenant of Landlord’s inability to deliver possession, or perform improvements, Tenant shall be liable to Landlord for all damages, including, without limitation, consequential damages, that Landlord suffers from the holdover.

26.	Subordination to Mortgages; Estoppel Certificate.

(a) This Lease, and all rights of Tenant hereunder, are and shall be subject and subordinate in all respect to any mortgage(s), deed(s), trust, ground lease(s) or other liens now or subsequently arising upon the Premises, the Building or the Property and to renewals, modifications, and extensions thereof (collectively, the “Mortgages”) whether or not the Mortgages shall also cover other lands and/or buildings and each and every advance made or hereafter to be made under the Mortgages_. The provisions of this section shall be self-operative and no further instrument of subordination shall be required as to any Mortgage filed subsequent to the effective date hereof only if the holder of such Mortgage (a “Mortgagee”) agrees in writing or the terms of the Mortgage provide that for so long as Tenant is not in default of its obligations set forth in this Lease beyond any applicable notice and cure -period, the Mortgagee will not, in foreclosing against, or taking possession of the Premises or otherwise exercising its right under the Mortgage, disturb the Tenant’s right of possession under this Lease. In confirmation of such subordination, Tenant shall within 10 days after receipt of a request for the same, execute and deliver at its own cost and expense any instrument, in recordable form if required, that Landlord or the Mortgagee may request to evidence such subordination, and Tenant hereby constitutes and appoints Landlord attorney-in-fact for Tenant to execute any such instrument for and on behalf of Tenant.

(b) If, at any time prior to the expiration of the Term, the Mortgagee shall become the owner of the Building a result of foreclosure of its mortgage or conveyance of the Building, or become a mortgagee in possession of the Property or the Building, Tenant agrees, at the election and upon demand of any owner of the Property or the Building, or of the Mortgagee (including a leasehold mortgagee) in possession of the Property or the Building, to attorn from time to time to any such owner, holder or lessee upon the then executory terms and conditions of this Lease, provided that such owner, holder or lessee, as the case may be, shall then be entitled to possession of the Premises. Such successor in interest to Landlord shall not be bound by (i) any payment of rent or additional rent for more than one month in advance, except prepayments in the nature of security for the performance by Tenant of its obligations under the Lease, or (ii) any amendment, modification or termination of this Lease made without the consent of the Mortgagee or (iii) any offsets which may be asserted by the Tenant against payments of Rent as

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a result of any default by or claims against Landlord hereunder arising prior to the date such successor takes possession of the Premises or (iv) any obligation by Landlord as lessor hereunder to perform any work or grant any concession without the Mortgagee’s express assumption of such obligation to perform work or grant such concession. The foregoing provisions of this Section shall inure to the benefit of any such owner, holder or lessee, shall be self-operative upon any such demand, and no further instrument shall be required to give effect to said provisions, although Tenant shall execute such an instrument upon the request of a Mortgagee.

(c) Landlord and Tenant shall each, within 10 days after receipt of a written request from the other, execute and deliver an estoppel certificate to those parties as are reasonably requested by the other (including a Mortgagee or prospective purchaser). The estoppel certificate shall include a statement certifying that this Lease is unmodified (except as identified in the estoppel certificate) and in full force and effect, describing the dates to which Rent and other charges have been paid, representing that, to such party’s actual knowledge, there is no default (or stating the nature of the alleged default) and indicating other matters with respect to the Lease that may reasonably be requested.

(d) Landlord shall, on or before the Rent Commencement Date and as a condition precedent to the commencement of Tenant’s obligation to pay Rent, deliver to Tenant a non-disturbance agreement from the Mortgagee holding the Mortgage encumbering the Property as of that date, substantially in the form attached hereto as Exhibit I.

27.	Attorney’s Fees.

If either party institutes a suit against the other for violation of or to enforce any covenant or condition of this Lease, or if either party intervenes in any suit in which the other is a party to enforce or protect its interest or rights, the prevailing party shall be entitled to all of its costs and expenses, including, without limitation, reasonable attorney’s fees.

28.	Notice.

If a demand, request, approval, consent or notice (collectively referred to as a “notice”) shall or may be given to either party by the other, the notice shall be in writing and delivered by hand or sent by registered or certified mail with return receipt requested, or sent by overnight or same day courier service at the party’s respective Notice Address(es) set forth in Article 1, except that if Tenant has vacated the Premises (or if the Notice Address for Tenant is other than the Premises, and Tenant has vacated such address) without providing Landlord a new Notice Address, Landlord may serve notice in any manner described in this Article or in any other manner permitted by Law. Each notice shall be deemed to have been received or given on the earlier of actual delivery or the date on which delivery is refused, or, if Tenant has vacated the Premises or the other Notice Address of Tenant without providing a new Notice Address, three (3) days after notice is deposited in the U.S. mail or with a courier service in the manner described above. Either party may, at any time, change its Notice Address by giving the other party written notice of the new address in the manner described in this Article.

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29.	Excepted Rights.

This Lease does not grant any rights to light or air over or about the Building. Landlord excepts and reserves exclusively to itself the use of: (1) roofs, (2) telephone, electrical and janitorial closets, (3) equipment rooms, Building risers or chaseways or similar areas that are used by Landlord for the provision of Building services, (4) rights to the land and improvements below the floor of the Premises, (5) the improvements and air rights about the Premises, (6) the improvements and air rights outside the demising walls of the Premises, and (7) the areas within the Premises used for the installation of utility lines and other installations serving occupants of the Building. Landlord has the right to change the Building’s name or address. \Landlord also has the right to make such other changes to the Property and Building as Landlord deems appropriate, provided the changes do not materially affect Tenant’s ability to use the Premises for the Permitted Use. Landlord shall also have the right (but not the obligation) to temporarily close the Building if Landlord reasonably determines that there is an imminent danger of significant damage to the Building or of personal injury to Landlord’s employees or the occupants of the Building. The circumstances under which Landlord may temporarily close the Building shall include, without limitation, electrical interruptions, hurricanes and civil disturbances. A closure of the Building under such circumstances shall not constitute a constructive eviction nor entitle Tenant to an abatement or reduction of Rent, provided Landlord promptly proceeds to rectify the same and as soon as practical thereafter reopens the Building and provided further, in the event, the closure shall continue for more than 5 consecutive business days and provided the closure has not been caused by Tenant or Tenant’s servants, employees or contractors, then, as Tenant’s sole remedy in connection with such closure. Tenant shall be entitled to an abatement of Base Rent and Additional Rent beginning on the sixth consecutive Business Day of such closure and ending on the date that the Building is reopened.

30.	Surrender of Premises.

At the expiration or earlier termination of this Lease or Tenant’s right of possession, Tenant shall remove Tenant’s Property (defined in Article 15) from the Premises, and quit and surrender the Premises, the Eastside Restroom and the Eastside Mechanical Room to Landlord, broom clean, and in good order, condition and repair, ordinary wear and tear excepted. Tenant shall also be required to remove the Required Removables in accordance with Article 8. If Tenant fails to remove any of Tenant’s Property within 2 days after the termination of this Lease or of Tenant’s right to possession, Landlord, at Tenant’s sole cost and expense, shall be entitled (but not obligated) to remove and store Tenant’s Property. Landlord shall not be responsible for the value, preservation or safekeeping of Tenant’s Property. Tenant shall pay Landlord, upon demand, the expenses and storage charges incurred for Tenant’s Property. In addition, if Tenant fails to remove Tenant’s Property from the Premises or storage, as the case may be, within 30 days after written notice, Landlord may deem all or any part of Tenant’s Property to be abandoned, and title to Tenant’s Property shall be deemed to be immediately vested in Landlord.

31.	Landlord’s Base Building Work.

(a) The Landlord shall complete, at the Landlord’s cost and expense as set forth herein, the work at the Building (the “Landlord’s Base Building Work”) set forth in the Base Building Tenant Services Specifications (the “Base Building MEP”) attached hereto as Exhibit F. Attached hereto as Exhibit J is a specific list of components of Landlord’s Base

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Building Work that are to be Substantially Completed by Landlord on or before the date identified on Exhibit J with respect to each such component.

(b) Landlord’s Base Building Work shall be deemed to be “Substantially Complete” or “Substantially Completed” when the work set forth on Exhibit F has been completed in a good and workmanlike manner and in accordance with applicable Laws, except only for minor details or minor items of work, the delayed completion of which will not substantially or unreasonably interfere with the Tenant’s use of the Premises as contemplated hereby.

32.	Environmental Compliance.

(a) Tenant hereby covenants to Landlord that Tenant shall (a) (i) comply with all Environmental Laws (as defined below) and obtain all necessary permits and approvals applicable to the discharge, generation, manufacturing, removal, transportation, treatment, storage, disposal and handling of Hazardous Materials or Wastes (as defined below) as apply to the activities of the Tenant, its directors, officers, employees, agents, contractors, subcontractors, licensees, invitees, successors and assigns at the Property (the “Tenant Parties”) and, without limiting the generality of the foregoing, and prior to the expiration or termination of this Lease, the closure of any hazardous waste storage area and/or any Nuclear Regulatory Commission (“NRC”) regulated facilities in accordance with all applicable Environmental Laws and NRC requirements, as applicable; (ii) promptly remove any Hazardous Materials or Wastes from the Premises in accordance with all applicable Environmental Laws and orders of governmental authorities having jurisdiction; (iii) pay or cause to be paid all costs associated with such removal of such Hazardous Materials or Wastes generated by Tenant or the Tenant Parties including any remediation and restoration of the Premises; and (iv) indemnify Landlord from and against all losses, claims and costs arising out of the migration of Hazardous Materials or Wastes from or through the Premises into or onto or under other portions of the Building or the Property or other properties; (b) keep the Property free of any lien imposed pursuant to any applicable Environmental Law in connection with the existence of Hazardous Materials or Wastes in or on the Premises caused or generated by Tenant or the Tenant Parties; (c) not install or permit to be installed or to exist in the Premises any asbestos, asbestos-containing materials, urea formaldehyde insulation or any other chemical or substance which has been determined to be a hazard to health and environment; (d) not cause or permit to exist, as a result of an intentional or unintentional act or omission on the part of Tenant, any Tenant Parties or any occupant of the Premises, a releasing, spilling, leaking, pumping, emitting, pouring, discharging, emptying or dumping of any Hazardous Materials or Wastes onto the Premises, the Building or the Property; (e) after an assignment or transfer of the Lease to a Successor Tenant, Achillion or CII, identify on Exhibit D all Hazardous Materials or Wastes currently stored or used by Tenant, at the Premises, notify Landlord of any changes or additions to the Hazardous Materials or Wastes so used; (f) store and maintain within the Premises quantities of such Hazardous Materials or Wastes within or below Tenant’s pro rata share of the 100% limit of the “exempt amount” of “high hazard materials” (each as defined in the Boca National Building Code, the “NBC”) permitted for the control area in which the Premises are located to avoid classification of the Building in Use Group H, High Hazard occupancy, by the criteria of the NBC (the definition of the control area and method of determining Tenant’s pro-rata share is set forth below); (g) give

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all notifications and prepare all reports required by Laws with respect to Hazardous Materials or Wastes existing on, released from or emitted from the Premises (and shall give copies of all such notifications and reports to Landlord); (h) promptly notify Landlord in writing of any release, spill, leak, emittance, pouring, discharging, emptying or dumping of Hazardous Materials or Wastes in or on the Premises; (i) if Landlord has a reasonable basis of belief that Tenant, the Tenant Parties or any occupant of the Premises permitted a release or spill of Hazardous Materials or Wastes to occur, pay for periodic environmental monitoring by Landlord as well as subsurface testing paid as Additional Rent; and (j) promptly notify Landlord in writing of any summons, citation, directive, notice, letter or other communication, written or oral, from any local, state or federal governmental agency, or of any claim or threat of claim known to Tenant, made by any third party relating to the presence or releasing, spilling, leaking, pumping, emitting, pouring, discharging, emptying or dumping of any Hazardous Materials or Wastes onto the Premises. Tenant further covenants and agrees that (i) all waste water discharged from the Premises, including from Laboratory Space, shall be suitable for discharge into the Building’s collection facility and into the sanitary sewer system; (ii) it shall collect all chemicals and biological waste into appropriate hazardous waste storage receptacles and discard the same in accordance with applicable Environmental Laws and shall not dispose of the same through the Building’s plumbing system; and (iii) comply with all Laws and with Tenant’s internal guidelines, protocols and procedures governing the operation of the microbiological and/or biomedical laboratories within the Premises. For purposes of subsection (f) above: The term “Control Area” means one of the two areas on the floor of the Building on which the Premises are located which are separated from each other by a two-hour fire wall; and Tenant’s pro-rata share of the Control Area shall be determined on the basis of a fraction, the numerator of which is the rentable square footage of the Premises located on the eighth floor of the Building and the denominator of which is 30,709, that is, the rentable square footage of the Control Area. Tenant’s obligations under this Article shall survive termination of the Lease.

(b) Tenant agrees that, at or prior to the termination of this Lease, it shall (i) remove and dispose of, in accordance with all applicable Environmental Laws, all Hazardous Materials or Wastes used, generated, manufactured, stored or otherwise associated with Tenant’s use and operations at the Premises; (ii) deliver to Landlord an environmental assessment or other document, from an environmental consultant reasonably satisfactory to Landlord, and in the form and substance reasonably satisfactory to Landlord, that will confirm the absence of contamination of the Premises, occurring or otherwise present, by virtue of the Hazardous Materials or Wastes used, generated, manufactured, stored or otherwise associated with Tenant’s use of and operations at the Premises; and (iii) if a closure is required under the provisions of the Resource Conservation and Recovery Act, 42 U.S.C. Subsection 6901, et seq. (“RCRA”) or other applicable Environmental Laws, evidence reasonably satisfactory to Landlord that such closure has been completed in accordance with all applicable RCRA and Environmental Law requirements.

Tenant agrees that, if Tenant is obligated to close any hazardous waste storage area, if such closure has not been fully completed as of the Termination Date, Tenant shall, in connection therewith, and as security for Tenant’s obligation, on Landlord’s request deposit with Landlord a reasonable sum, not to exceed $50,000.00, which Landlord shall be entitled to continue to hold as security for the proper and lawful closure of such hazardous waste storage

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area (the “Closure Obligation”). In lieu of cash, Tenant may provide Landlord with an unconditional, irrevocable, assignable letter of credit, (the “Letter of Credit”) for all or a portion of such amount. In the event Tenant furnishes the Letter of Credit, the Letter of Credit shall be on the following terms and conditions: (i) issued by a commercial bank acceptable to Landlord, which bank must have an office in Hartford, Connecticut; (ii) having a term which shall have an expiration date not sooner than the date which is five (5) years from the Termination Date or sooner termination date, however, if the Letter of Credit has an earlier expiration date, it shall contain a so-called “evergreen clause”; (iii) available for negotiation by draft(s) at sight accompanied by a statement signed by Landlord stating that the amount of the draw represents funds due to Landlord (or its successors and assigns) due to the failure of Tenant to perform its Closure Obligation or (iv) be otherwise on terms and conditions reasonably satisfactory to Landlord. It is agreed that in the event Tenant fails to perform its Closure Obligation, Landlord may draw upon the Letter of Credit or upon the funds held on account as the Security Deposit to the extent required to perform the same. In the event that Tenant shall fully and faithfully perform its Closure Obligation (as shall be evidenced by a sign-off or other definitive communication from applicable governmental authorities) and all of its other obligations under this Lease, the Letter of Credit and/or funds on deposit with Landlord shall be returned to Tenant. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the Letter of Credit or any funds on deposit and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. The foregoing right of Landlord to require that Tenant deposit such security is in addition to, and not in lieu of, the rights and remedies otherwise available to Landlord under this Lease.

(c) The term “Hazardous Materials or Wastes” shall mean any hazardous or toxic materials, pollutants, chemicals, or contaminants, including without limitation asbestos, asbestos-containing materials, urea formaldehyde foam insulation, polychlorinated biphenyls (PCBS) and petroleum products as defined, determined or identified as such in any Environmental Laws, as hereinafter defined. The term “Environmental Laws” means any federal, state, county, municipal or local laws, rules or regulations (whether now existing or hereinafter enacted or promulgated) relating to pollution, or to the protection of human health and/or the environment, including, without limitation, the Clean Water Act, 33 U.S.C. § 1251 et seq. (1972), the Clean Air Act, 42 U.S.C. § 7401 et seq. (1970), the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Subsection 1802, The Resource Conservation and Recovery Act, 42 U.S.C. Subsection 6901 et seq., the Occupational Safety and Health Act of 1970, 29 U.S.C. § 651 et seq., any similar state laws such as, without limitation, Connecticut General Statutes Title 22a (Protection of Environment) and the regulations promulgated thereunder, as well as any judicial or administrative interpretation thereof, including any judicial or administrative orders or judgments.

(d) Tenant hereby agrees to defend, indemnify and hold harmless Landlord, its employees, agents, contractors, subcontractors, licensees, invitees, successors and assigns from and against any and all claims, losses, damages, liabilities, judgements, costs and expenses (including, without limitation, attorneys’ fees and costs incurred in the investigation, defense and settlement of claims or remediation of contamination) incurred by such indemnified parties as a result of or in connection with the presence at or removal of Hazardous Materials or Wastes from

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the Premises or as a result of or in connection with activities prohibited under this Article 32. Tenant shall bear, pay and discharge, as and when the same become due and payable, any and all such judgments or claims for damages, penalties or otherwise against such indemnified parties, shall hold such indemnified parties harmless against all claims, losses, damages, liabilities, costs and expenses, and shall assume the burden and expense of defending all suits, administrative proceedings, and negotiations of any description with any and all persons, political subdivisions or government agencies arising out of any of the occurrences set forth in this Paragraph 32. The provisions of this Article shall survive termination of this Lease.

(e) Landlord hereby covenants with Tenant that Landlord shall comply with all Environmental Laws applicable with respect to the common areas of the Building and obtain all necessary permits and approvals applicable to the discharge, generation, manufacturing, removal, transportation, treatment, storage, disposal and handling of Hazardous Materials or Wastes as apply to the activities of Landlord, its directors, officers, employees, agents, contractors, subcontractors, licensees, invitees, successors and assigns at the property.

(f) Landlord hereby agrees to defend, indemnify and hold harmless Tenant, its employees, agents, contractors, subcontractors, licensees, invitees, successors and assigns from and against any and all claims, losses, damages, liabilities, judgments, costs and expenses (including, without limitation, attorneys’ fees and costs incurred in the investigation, defense and settlement of claims or remediation of contamination) incurred by such indemnified parties as a result of or in connection with the presence at or removal of Hazardous Materials or Wastes from the Property (unless the Hazardous Materials or Waste were caused or generated by Tenant or the Tenant Parties). Landlord shall bear, pay and discharge, as and when the same become due and payable, any and all such judgments or claims for damages, penalties or otherwise against such indemnified parties, shall hold such indemnified parties harmless against all claims, losses, damages, liabilities, costs and expenses, and shall assume the burden and expense of defending all suits, administrative proceedings, and negotiations of any description with any and all persons, political subdivisions or government agencies arising out of any of the occurrences set forth in this Article 32. The provisions of this Section shall survive termination of this Lease.

33.	Miscellaneous.

(a) This Lease and the rights and obligations of the parties shall be interpreted, construed and enforced in accordance with the Laws of the state in which the Building is located and Landlord and Tenant hereby irrevocably consent to the jurisdiction and proper venue of such state. If any term or provision of this Lease shall to any extent be invalid or unenforceable, the remainder of this Lease shall not be affected, and each provision of this Lease shall be valid and enforced to the fullest extent permitted by Law. The headings and titles to the Articles and Sections of this Lease are for convenience only and shall have no effect on the interpretation of any part of the Lease.

(b) Tenant shall not record this Lease. Landlord and Tenant shall, upon Tenant’s request, execute a memorandum of Lease, in form and substance satisfactory to each, which Tenant may record, at Tenant’s expense.

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(c) Landlord and Tenant hereby waive any right to trial by jury in any proceeding based upon a breach of this Lease.

(d) Whenever a period of time is prescribed for the taking of an action by Landlord or Tenant, the period of time for the performance of such action shall be extended by the number of days that the performance is actually delayed due to strikes, labor disputes, acts of God, shortages of labor or materials, unusual delay in deliveries of materials, war, civil disturbances, fire, unavoidable casualties, and other causes beyond the reasonable control of the performing party (“Force Majeure”). However, events of Force Majeure shall not extend any period of time for the payment of Rent or other sums payable by either party or any period of time for the written exercise of an option or right by either party.

(e) Landlord shall have the right to transfer and assign, in whole or in part, all of its rights and obligations under this Lease and in the Building and/or Property referred to herein, and upon such transfer Landlord shall be released from any further obligations hereunder, and Tenant agrees to look solely to the successor in interest of Landlord for the performance of such obligations, provided such successor shall assume such obligations, otherwise Tenant may look only to the proceeds realized by Landlord on the transfer (as set forth in Section 21 hereof) and solely with respect to any default occurring prior to the date of the transfer.

(f) Tenant represents that it has dealt directly with and only with the Broker as a broker in connection with this Lease. Tenant shall indemnity and hold Landlord and the Landlord Related Parties harmless from all claims of any other brokers claiming to have represented Tenant in connection with this Lease. Landlord agrees to indemnify and hold Tenant and the Tenant Related Parties harmless from all claims of any brokers claiming to have represented Landlord in connection with this Lease.

(g) Landlord and Tenant covenant, warrant and represent to the other that: (1) each individual executing, attesting and/or delivering this Lease on behalf of such party is authorized to do so on its behalf; (2) this Lease is binding upon such party; and (3) such party is duly organized and legally existing in the state of its organization and is qualified to do business in the state in which the Premises are located. If there is more than one Tenant, or if Tenant is comprised of more than one party or entity, the obligations imposed upon Tenant shall be joint and several obligations of all the parties and entities. Notices, payments and agreements given or made by, with or to any one person or entity shall be deemed to have been given or made by, with and to all of them.

(h) Time is of the essence with respect to Tenant’s exercise of any expansion, renewal or extension rights granted to Tenant. This Lease shall create only the relationship of landlord and tenant between the parties, and not a partnership, joint venture or any other relationship. This Lease and the covenants and conditions in this Lease shall inure only to the benefit of and be binding only upon Landlord and Tenant and their permitted successors and assigns.

(i) The expiration of the Term, whether by lapse of time or otherwise, shall not relieve either party of any obligations which accrued prior to or which may continue to accrue after the expiration or early termination of this Lease. Without limiting the scope of the

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prior sentence, it is agreed that Tenant’s obligations under Articles 4, 8, 14, 20, 25, 30 and 32 shall survive the expiration or early termination of this Lease.

(j) Landlord has delivered a copy of this Lease to Tenant for Tenant’s review only, and the delivery of it does not constitute an offer to Tenant or an option. This Lease shall not be effective against any party hereto until an original copy of this Lease has been signed by such party.

(k) All understandings and agreements previously made between the parties are superseded by this Lease and by a side letter dated on even date herewith, and neither party is relying upon any warranty, statement or representation not contained in this Lease or in such side letter. This Lease may be modified only by a written agreement signed by Landlord and Tenant.

(l) Each Tenant other than Yale University and CII (including, without limitation, Achillion and/or any Successor Tenant) under this Lease shall, within 90 days after the end of each fiscal year of Tenant, deliver to Landlord of a copy of its audited financial statement and within 15 days after Landlord’s request, such other financial information as Landlord may reasonably request. CII shall, within 15 days after Landlord’s request, deliver to Landlord a copy of its most recent audited financial statement and such other financial information as Landlord shall reasonably request. Upon written request by Tenant, Landlord shall enter into a commercially reasonable confidentiality agreement covering any confidential information that is disclosed by Tenant.

(m) This Lease may be modified only by an amendment signed in writing by Landlord and Tenant and consented or agreed to by the then current Mortgagee.

(n) This lease may be executed in two or more counterparts and by each party on separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which together shall constitute one and the same document.

34.	Landlord Default.

If Landlord shall violate, neglect or fail to perform or observe any of the covenants, provisions, or conditions contained in this Lease on its part to be performed or observed, which default continues for a period of more than thirty (30) days after receipt of written notice from Tenant specifying such default, or if such default is of a nature to require more than thirty (30) days for remedy and continues beyond the time reasonably necessary to cure (provided Landlord must have undertaken procedures to cure the default within such thirty (30) days period and thereafter diligently pursue such efforts to cure to completion), Tenant shall have available to it all rights and remedies available to Tenant at law, in equity or hereunder. Further, in the event such failure of Landlord is causing material interference with the Tenant’s conduct of business at the Premises and Landlord has failed within the foregoing notice and cure period to commence to cure the alleged default, then Tenant shall give to Landlord (by facsimile transmission to 978-287-5050, or to such other number as Landlord shall have give notice to Tenant) notice of Landlord’s failure and an additional 24 hours to commence to cure. If Landlord continues to fail to commence to cure, then, Tenant may elect to incur any reasonable expense necessary to perform the obligation of Landlord specified in such notice and bill Landlord for the

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costs thereof. Notwithstanding the foregoing, if in Tenant’s reasonable judgment, an emergency situation shall exist, Tenant may cure such default with only reasonable (under the circumstances) notice to Landlord being required. In no event shall Tenant have the right or ability to offset or deduct any expenses incurred by Tenant from any Base Rent or Additional Rent payable by Tenant under this Lease.

35.	Telecommunications Carrier Access.

(a) Tenant’s right to select and utilize a telecommunications and data carrier (the “Carrier”) shall be conditioned on the execution by such Carrier of:

(i) a license agreement, in form and substance reasonably satisfactory to Landlord, pursuant to which Landlord shall grant to the Carrier a license (which shall be coextensive with the rights and privileges granted to Tenant under this Lease), to install, operate, maintain, repair, replace, and remove cable and related equipment within the Premises and pathways within the Building that are necessary to provide telecommunications and data services to Tenant at the Premises.

(b) The license contemplated herein to be granted to the Carrier shall permit the Carrier to provide services only to Tenant and not to any other tenants or occupants of the Building and shall require all of the Carrier’s equipment (other than connecting wiring) to be located in the Tenant’s Premises. The License shall not grant an exclusive right to Tenant or to the Carrier. Landlord reserves the right, at its sole discretion, to grant, renew, or extend licenses to other telecommunications and data carriers for the purposes of locating telecommunications equipment in the Building which may serve Tenant or other tenants in the Building.

(c) Except to the extent expressly set forth herein, nothing herein shall grant to the Carrier any greater rights or privileges than Tenant is granted pursuant to the terms of this Lease or diminish Tenant’s obligations or Landlord’s rights hereunder.

(d) Tenant shall be responsible for ensuring that the Carrier complies with the terms and conditions of the License agreement relating to the use of the Premises or the making of any Leasehold Improvements or other alterations which are imposed upon Tenant under this Lease. Any failure by the Carrier, beyond applicable notice and cure periods, to observe and comply with such terms, conditions, agreement, and covenants imposed upon the Carrier under the License Agreement, shall, at Landlord’s option, constitute an Event of Default under this Lease.

36.	Entire Agreement.

This Lease and the following exhibits and attachments constitute the entire agreement between the parties and supersede all prior agreements and understandings related to the Premises, including all lease proposals, letters of intent and other documents: Exhibit A (Outline and Location of Premises), Exhibit B (Rules and Regulations), Exhibit C (Initial Alterations/Work Letter Agreement), Exhibit D (Intentionally Omitted so long as Yale University is the only Tenant), Exhibit E (Intentionally Omitted), Exhibit F (MEP), Exhibit G (Form of Commencement Date Agreement), Exhibit H (List of Equipment and Furnishing that

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Tenant May Remove), Exhibit I (Form of Subordination, Non-Disturbance and Attornment Agreement); and Exhibit J (List of Components of Base Building Work).

(Remainder of page intentionally blank, signature page to follow).

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Landlord and Tenant have executed this Lease as of the day and year first above written.

WITNESS/ATTEST:	LANDLORD:
WE GEORGE STREET, L.L.C.,
a Delaware limited liability company

	By:	Winstanley Enterprises, LLC
its managing member

By:

Name (print):	Name:

Title:

Name (print):

WITNESS/ATTEST:	TENANT:

YALE UNIVERSITY

By:

Name (print):	Name:

Title:

Name (print):

2

EXHIBIT A

PREMISES

This Exhibit is attached to and made a part of the Lease dated as of March 30, 2001 by and between WE GEORGE STREET, L.L.C., a Delaware limited liability company (“Landlord”) and YALE UNIVERSITY, a corporation specially chartered by the General Assembly of the Colony and the State of Connecticut (“Tenant”) for space in the Building located at 300 George Street, New Haven, Connecticut.

EXHIBIT B

BUILDING RULES AND REGULATIONS

The following rules and regulations shall apply, where applicable, to the Premises, the Building, the parking garage (if any), the Property and the appurtenances. Capitalized terms have the same meaning as defined in the Lease.

1.	Sidewalks, doorways, vestibules, halls, stairways and other similar areas shall not be obstructed by Tenant or used by Tenant for any purpose other than ingress and egress to and from the Premises. No rubbish, litter, trash, or material shall be placed, emptied, or thrown in those areas. At to time shall Tenant permit Tenant’s employees to loiter in Common Areas or elsewhere about the Building or Property.

2.	Plumbing fixtures and appliances shall be used only for the purpose for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or placed in the futures or appliances. Damage resulting to fixtures or appliances by Tenant, its agents, employees or agents, shall be paid for by Tenant, and Landlord shall not be responsible for the damage.

3.	No signs, advertisements or notices shall be painted or affixed to windows, doors or other party of the Building, except those of such color, size, style and in such places as are first approved in writing by Landlord. All tenant identification and suite numbers at the entrance to the Premises shall be installed by Landlord, at Tenant’s cost and expense, using the standard graphics for the Building. Except in connection with the hanging of lightweight pictures and wall decorations, no nails, hooks or screws shall be inserted into any part of the Premises or Building except by the Building maintenance personnel.

4.	Landlord shall provide and maintain in the first floor (main lobby) of the Building an alphabetical directory board or other directory device listing tenants. No other directory shall be permitted unless previously consented to by Landlord in writing.

5.	Tenant shall not place any lock(s) on any door in the Premises or Building without Landlord’s prior written consent and Landlord shall have the right to retain at all times and to use keys to all locks within and into the Premises. A reasonable number of keys to the locks on the entry doors in the Premises shall be furnished by Landlord to Tenant at Tenant’s cost, and Tenant shall not make any duplicate keys. All keys shall be returned to Landlord at the expiration or early termination of this Lease.

6.	All contractors, contractor’s representatives and installation technicians performing Work in the Building which affects the building systems or the space above the ceiling, beneath the finished floor of the Premises or within the walls shall be subject to Landlord’s prior approval and shall be required to comply with Landlord’s standard rules, regulations, policies and procedures, which may be revised from time to time.

7.	Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by Tenant of merchandise or materials requiring the use of elevators, stairways,

lobby areas or loading dock areas, shall be restricted to hours designated by Landlord. Tenant shall obtain Landlord’s prior approval by providing a detailed listing of the activity. If approved by Landlord, the activity shall be under the supervision of Landlord and performed in the manner required by Landlord. Tenant shall assume all risk for damage to articles moved and injury to any persons resulting activity. If equipment, property, or personnel of Landlord or of any other party is damaged or injured as a result of or in connection with the activity, Tenant shall be solely liable for any resulting damage or loss. If building personnel are on-site during the move. Tenant shall reimburse Landlord for 1.25 times the costs incurred.

8.	Landlord shall have the right to approve the weight, size, or location of heavy equipment or articles in and about the Premises. Damage to the Building by the installation, maintenance, operation, existence or removal of the property of Tenant shall be repaired at Tenant’s sole expense.

9.	Corridor doors, when not in use, shall be kept closed.

10.	Tenant shall not: (1) make or permit any improper, objectionable or unpleasant noises or odors in the Building, or otherwise interfere in any way with other tenants or persons having business with them; (2) solicit business or distribute, or cause to be distributed, in any portion of the Building, handbills, promotional materials or other advertising; or (3) conduct or permit other activities in the Building that might, in Landlord’s sole opinion, constitute a nuisance.

11.	No animals, except those assisting handicapped persons or those necessary for the conduct of Tenant’s business, shall be brought into the Building or kept in or about the Premises.

12.	Tenant shall not use or occupy the Premises in any manner or for any purpose which might injure the reputation or impair the present or future value of the Premises or the Building. Tenant shall not use, or permit any part of the Premises to be used, for lodging, sleeping or for any illegal purpose.

13.	Tenant shall not take any action which would violate Landlord’s labor contracts or which would cause a work stoppage, picketing, labor disruption or dispute, or interfere with Landlord’s or any other tenant’s or occupant’s business or with the right and privileges of any person lawfully in the Building (“Labor Disruption”). Tenant shall take the actions necessary to resolve the Labor Disruption, and shall have pickets removed and, at the request of Landlord, immediately terminate any work in the Premises that have rise to the Labor Disruption, until Landlord gives its written consent for the work to resume. Tenant shall have no claim for damages against Landlord or any of the Landlord Related Parties, nor shall the date of the commencement of the Term be extended as a result of the above actions.

14.

Tenant shall not install, operate or maintain in the Premises or in any other area of the Building, electrical equipment that would overload the electrical system beyond its capacity for proper, efficient and safe operation as determined solely by Landlord. Tenant

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shall not furnish cooling or heating to the Premises, including, without limitation, the use of electronic or gas heating devices, without Landlord’s prior written consent. Tenant shall not use more than its proportionate share of telephone lines and other telecommunication facilities available to service the Building.

15.	Tenant shall not operate or permit to be operated a coin or token operated vending machine or similar device (including, without limitation, telephones, lockers, toilets, scales, amusement devices and machines for sale of beverages, foods, candy, cigarettes and other goods).

16.	Bicycles and other vehicles are not permitted inside the Building or on the walkways outside the Building, except in areas designated by Landlord.

17.	Landlord may from time to time adopt systems and procedures for the security and safety of the Building, its occupants, entry, use and contents. Tenant, its agents, employees, contractors, guests and invitees shall comply with Landlord’s systems and procedures.

18.	Landlord shall have the right to prohibit the use of the name of the Building or any other publicity by Tenant that in Landlord’s sole opinion may impair the reputation of the Building or its desirability. Upon written notice from Landlord, Tenant shall refrain from and discontinue such publicity immediately.

19.	Tenant shall not canvass, solicit or peddle in or about the Building or the Property.

20.	Neither Tenant nor its agents, employees, contractors, guests or invitees shall smoke or permit smoking in the Premises or in Common Areas, unless the Common Areas have been declared a designated smoking area by Landlord. Landlord shall have the right to designate the entirety of the Building (including the Premises) as a non-smoking building.

21.	Landlord shall have the right to designate and approve standard window coverings for the Premises and to establish rules to assure that the Building presents a uniform exterior appearance. Tenant shall ensure, to the extent reasonably practicable, that window coverings are closed on windows in the Premises while they are exposed to the direct rays of the sun.

22.	Deliveries to and from the Premises shall be made only at the times, in the areas and through the entrances and exits designated by Landlord. Tenant shall not make deliveries to or from the Premises in a manner that might interfere with the use by any other tenant of its premises or of the Common Areas, any pedestrian use, or any use which is inconsistent with good business practice.

23.	The work of cleaning personnel shall not be hindered by Tenant after 5:30 p.m., and cleaning work may be done at any time when the offices are vacant. Windows, doors and fixtures may be cleaned at any time. Tenant shall provide adequate waste and rubbish receptacles to prevent unreasonable hardship to the cleaning service. Tenant will comply with the Building’s recycling policies.

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EXHIBIT C

WORK LETTER

This Exhibit is attached to and made a part of the Lease and is entered into as of the 30th day of March, 2001 by and between WE GEORGE STREET, L.L.C., a Delaware limited liability company (“Landlord”) and YALE UNIVERSITY (“Tenant”) for space in the Building located at 300 George Street, New Haven, Connecticut.

I.	Alterations and Allowance.

A.	Tenant, following the delivery of the Premises by Landlord and the full and final execution and delivery of this Lease and the Leases for Suites 802 and 803, and all prepaid rental and security deposits required hereunder, shall have the right to have performed alterations and improvements in the Premises (the “Initial Alterations”). Notwithstanding the foregoing, Initial Alterations may not be performed in the Eastside Premises unless and until Tenant has complied with all of the terms and conditions of Article 9(c) of this Lease, including, without limitation, approval by Landlord of the final plans for the Initial Alterations. Tenant shall be responsible for all elements of the design of Tenant’s plans and specifications (including, without limitation, compliance with law, functionality of design, the structural integrity of the design, the configuration of the Premises and the placement of Tenant’s furniture, appliances and equipment), and Landlord’s approval of Tenant’s plans and specifications shall in no event relieve Tenant of the responsibility for such design. All plans and specifications shall be prepared in accordance with and not provide for any exceedence of the capacities set forth in the Base Building MEP, except as specifically “grandfathered” in accordance with the provisions of Section 10(c) of the Lease. The completed construction drawings, plans and specifications, as approved, include, but are not limited to those identified in Section VIII, Exhibit A of the GMP Proposal (as defined below) are sometimes referred to herein as the Tenant Improvement Plans.

B.	Landlord shall permit Tenant to deviate from the building standards for the Initial Alterations; provided that (a) the deviations shall not be of a lesser quality than the standards; (b) the deviations conform to applicable governmental regulations; (c) the deviations do not require base Building services or systems to deviate from the specifications set forth in the Base Building MEP nor beyond the level normally provided to other tenants in the Building and do not overload the floors; and (d) Landlord has determined in its sole discretion that the deviations are of a nature and quality that are consistent with the overall objectives of the Landlord for the Building.

C.

(i) Landlord shall submit the Tenant Improvement Plans to the appropriate governmental body for approval and the issuance of a building permit Landlord, with Tenant’s cooperation, shall cause to be made any changes in the plans and specifications necessary to obtain the building permit. After the final approval of the working drawings, no further changes to the Tenant Improvement Plans may be made without the prior written approval from both Landlord and Tenant, and then only after agreement by Tenant to pay any Excess Costs (as defined below) resulting from the design and/or construction of such changes. In the event of any change in the plans made pursuant to a request of Tenant and if such change in the plans causes a delay in the anticipated date of Substantial Completion or in the construction schedule, then such resultant delay shall constitute a “Tenant Delay”.

(ii) Notwithstanding the foregoing, Landlord shall not be expected nor required to obtain any permits or approvals relating to (i) any back-up generator or other personal property and equipment installed on Tenant’s behalf and (ii) Tenant’s use of the Eastside Premises. Tenant shall be solely responsible for obtaining, at its sole cost and expense, all permits and approvals necessary or appropriate for the conduct of its business, operation of its property and equipment and use of the Eastside Premises, except for building permits) for the construction of the Initial Alterations and any temporary and/or permanent certificate(s) of occupancy issued pursuant to such validly obtained building permits upon completion of the Initial Alterations. Tenant agrees to co-operate with and assist Landlord in obtaining the building permit(s) and Certificates of Occupancy.

II.	CONSTRUCTION OF INITIAL ALTERATIONS.

Landlord shall enter into a gross maximum price construction contract (the “GMP Contract”) with FIP Construction, Inc., as its Construction Manager and General Contractor (sometimes referred to herein as “Landlord’s Contractor”) in an amount not to exceed the $4,236,697.00 number set forth in Section H, Line 25 of the GMP Proposal (as identified below) for the hard construction costs, project management fees and construction contingency expenses and costs for the construction of the Initial Alterations in accordance with the Tenant Improvement Plans. Attached hereto as Exhibit C-2 is the GMP Proposal dated February 19, 2001 from Landlord’s Contractor which is a part of the GMP Contract. The GMP Proposal identifies the scope of the work included within the GMP as well as the work or other items excluded from the GMP (which excluded work includes, but is not limited to, Landlord’s contingency for scope change or unforeseen conditions, moving expenses, process equipment and furniture expenses). Landlord’s Contractor shall obtain competitive bids from subcontractors and suppliers. Tenant may, from time to time, within the time period identified in the schedule set forth in GMP Proposal, review the bids and, if Tenant is not reasonably satisfied that the bids are competitive, request that additional bids from subcontractors or suppliers be obtained. Tenant shall have the right to attend and participate in construction meetings. Landlord shall supervise the completion of such work and shall use due diligence to secure Substantial Completion of the Initial Alterations (as defined below) on or about the date of June 30, 2001. The cost of such work shall be paid as provided in Section III hereof. Landlord shall not be liable for any direct or indirect costs, expenses or damages as a result of delays in construction caused by Tenant Delays (as defined below) or Force Majeure.

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III.	PAYMENT OF COST OF TILE INITIAL ALTERATIONS.

A. Landlord hereby grants to Tenant an Allowance in an amount not to exceed $25.00 per rentable square foot of the Premises. Such Tenant Allowance shall be used only for:

(i) Payment of the cost of preparing any initial space plan and the final working drawings and specifications, including mechanical, electrical, plumbing and structural drawings and of all other aspects of the Tenant Improvement Plans.

(ii) The payment of plan check, permit and license fees relating to construction of the Initial Alterations.

(iii) Construction of Initial Alterations, including, without limitation, the following:

1. Installation within the Premises of all partitioning, doors, floor coverings, ceilings, wall coverings and painting, millwork and similar items.

2. All electrical wiring, lighting fixtures, outlets and switches, and other electrical work to be installed within the Premises.

3. All additional Tenant requirements including, but not limited to, odor control, special heating, ventilation and air conditioning, noise or vibration control, plumbing systems and other special systems.

4. All fire and life protection systems such as fire walls, alarms, including accessories, safety control systems, sprinklers, halon, fire piping, and wiring installed within the Premises.

5. All plumbing, fixtures, pipes and accessories to be installed within the Premises.

6. Testing and inspection costs.

7. Contractor’s fees, including, but not limited to, any fees based on general conditions.

8. Architectural, engineering and energy management services.

B. The cost of each item shall be first charged against the Allowance. Landlord and Tenant acknowledge that the cost of construction of the Initial Alterations (i) shall exceed the Allowance and (ii) may exceed the GMT. The amount by which the cost of the Initial Improvements exceeds the Allowance (including the cost of all of the Initial Alterations that are not to be paid out of the Allowance as provided in Section III.A. above) is referred to as the “Excess Cost”. Tenant shall pay the Excess Cost to Landlord in the following manner: Landlord shall submit to Tenant, from time to time, but not more often than two times in any month, the following: an application for payment (less the amount of the retainage), which shall be signed

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by Landlord’s general contractor and the architect in the form attached hereto as Exhibit C-1. (The construction contract shall provide for retainage in the amount of 7.5%) Landlord shall also submit a copy of a receipted invoice or other evidence reasonably satisfactory to Tenant of the payment by Landlord (to the extent paid by Tenant) of the prior month’s application for payment. To the extent that Tenant wishes to have its architect or representative inspect and review the work performed by Landlord, then Tenant shall be permitted to do so. In the event Tenant’s architect or representative does not approve of the work performed, then Tenant may dispute a portion of the request for the disbursement, as set forth below. Tenant agrees that upon receipt of the foregoing, it will pay the undisputed amount of the requisition within 10 days.

If Tenant fails to deliver the requisitioned amount within said 10 day period, and if the Tenant has not given Landlord written notice that it disputes any portion of the request for disbursement, then the Landlord shall give written notice to Tenant of such failure. If Tenant continues to fail to pay any undisputed portion of the same within 3 days after receipt of such notice, Tenant shall be in default of its obligations under this Lease and, without limiting Landlord’s remedies hereunder, Landlord may cease performance of the Initial Alterations, unless all pending requisitions (to the extent not in dispute) are paid. In the event Tenant disputes any portion of the request for disbursement, the Tenant shall disburse the amount of the request not in dispute. Landlord and Tenant shall endeavor, in good faith, to resolve any dispute with regard to any request for disbursement and the performance of the work. To the extent that Landlord and Tenant are unable to resolve the dispute, Landlord and Tenant shall proceed to final binding arbitration. The arbitration shall proceed in Hartford, Connecticut, according to the construction industry mediation rules of the American Arbitration Association. The costs of arbitration shall be borne equally by Landlord and Tenant except that each shall bear their own attorney’s fees.

C. In no event shall the Allowance be used for the purchase of equipment, furniture or other items of personal property of Tenant. In the event the entire Allowance is not utilized or disbursed, any unused amount shall accrue to the sole benefit of Landlord, it being understood that Tenant shall not be entitled to any credit, abatement or other concession in connection therewith. Tenant shall be responsible for all applicable state sales or use taxes, if any, payable in connection with the Initial Alterations and/or Allowance.

D. Savings realized on the GMP shall be allocated 3334% to Landlord’s Contractor, 33.33% to Landlord and 33.33% to Tenant.

E. Included in the GMP is the sum of $60,000.00 for the cost of building the Tenant’s chemical storage room on the first floor of the Building. As Landlord has already paid that cost, the $60,000.00 sum shall be applied against Allowance.

IV.	COMPLETION.

A. The occurrence of any one or more of the following shall constitute a “Tenant Delay:” (i) Tenant’s request for materials, finishes or installations other than those readily available; (ii) Tenant’s request to deviate from the building standard; (iii) Tenant’s request for additional competitive bids for work, (iv) any number of days, beyond 10 days, that Tenant fails to pay to Landlord any undisputed Excess Cost; (v) any delay by Tenant’s architect or anyone

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performing services on behalf of Tenant that causes a delay in the construction schedule or in the anticipated date of Substantial Completion; (vi) any change order initiated by Tenant or Tenant’s changes in the Tenant Improvement Plans after approval by Landlord that causes, in either event, a delay in the construction schedule or in the anticipated date of Substantial Completion; or (vii) failure by Tenant to respond to plans or related documents submitted to Tenant for approval within the time frames set forth in Section VII of the GMP Proposal.

B. Substantial Completion of the Initial Alterations shall be the earlier to occur of (i) the date when Tenant occupies all or any portion of the Premises, or (ii) the date when (y) the work set forth on the Tenant Improvement Plans has been substantially completed in a good and workmanlike manner as shall be evidenced by a signed and sealed certification provided by the architect of record responsible for design of the Initial Alterations, and (z) the building department or other appropriate governmental authority having jurisdiction issues a Certificate of Occupancy or a Temporary Certificate of Occupancy. The date of Substantial Completion shall not be delayed in the event minor details of construction, mechanical adjustments or decorations which do not materially interfere with Tenant’s use and enjoyment of the Premises remain to be performed (items normally referred to as “Punch List” items). Landlord shall use diligent efforts to promptly complete the Punch List items. To the extent reasonably feasible, Punch List items shall be completed within sixty (60) days from the date of delivery of the Punch List to Landlord’s Contractor, subject to, among other things, availability of materials, but in no event (other than due to Tenant Delay or the occurrence of an event of Force Majeure) shall the Completion Date of such Punch List exceed 90 days from the date of delivery of the Punch List items to Landlord’s Contractor. Notwithstanding the foregoing, in the event of the occurrence of one or more instances of Tenant Delay, then the date of Substantial Completion (and correspondingly, the Rent Commencement Date) shall be accelerated by the aggregate number of days occasioned by such instances of Tenant Delay.

V.	APPLICABILITY OF WORK LETTER.

This Exhibit shall not be deemed applicable to any additional space added to the original Premises at any time or from time to time, whether by any options under the Lease or otherwise, or to any portion of the original Premises or any additions to the Premises in the event of a renewal or extension of the original Term of this Lease, whether by any options under the Lease or otherwise, unless expressly so provided in the Lease or any amendment or supplement to the Lease.

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WITNESS/ATTEST:	LANDLORD:

WE GEORGE STREET, L.L.C., a Delaware limited liability company

	By:	Winstanley Enterprises, LLC its general member

By:

Name (print):		Name:

Title:

Name (print):

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WITNESS/ATTEST:	TENANT:

YALE UNIVERSITY

By:

Name (print):	Name:

Title:

Name (print):

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EXHIBIT C-1

FORM OF DISBURSEMENT REQUISITION

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EXHIBIT C-2

GMP PROPOSAL

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EXHIBIT D

Intentionally Omitted only so long as Yale University is the Tenant

EXHIBIT E

Intentionally Omitted

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EXHIBIT G

COMMENCEMENT DATE AGREEMENT

To: _______________________________________	Date:
_______________________________________
_______________________________________

Re: Lease dated                 , 20__, between WE George Street, L.L.C., landlord, and                             , Tenant, concerning              square feet located at                 .

Gentlemen:

In accordance with Inc Lease, we wish to advise and/or confirm as follows:

1. That the Premises have been accepted herewith by the Tenant.

2. That the Tenant has possession of the subject Premises and acknowledges that under the provisions of the subject Lease the Term of said Lease shall commence (or has commenced) as of                     .

3. That in accordance with the subject Lease, the Rent Commencement Date occurred on                 . The Term of the Lease is for                  Lease Years and shall expire on                 .

4. If the Rent Commencement Date of the Lease is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter shall be for the full amount of the monthly installment as provided for in said Lease.

5. Rent is due and payable in advance on the first day of each and every month during the term of said Lease. The rent check shall be made to Grubb & Ellis Management Services at 300 George Street, New Haven, Connecticut 06510, until Tenant is given notice of a change in the payee in accordance with the provisions of this Lease.

6. The number of Rentable Square Footage of the Premises is                 .

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6. Tenant’s Pro Rata Share, as adjusted, based upon the Rentable Square Footage within the Premises, is                 %.

ACCEPTED AND AGREED

LANDLORD:		TENANT:

WE George Street, L.L.C.

By:	Winstanley Enterprises, LLC

By:		By:

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EXHIBIT H

LIST OF EQUIPMENT AND FURNISHINGS

TENANT MAY REMOVE IN ACCORDANCE

WITH THE PROVISIONS OF SECTION 12(f)

The following pieces of equipment may be removed from the leased premises by Yale when vacating spaces at 300 George Street, 8`h floor: (number identification and locations are per the Equipment Schedule on the construction drawing by Jung/Brannen Associates, dated 2/21/01, sheet A-184.)

#4	Incubator
#9	Freezer
#10	Refrigerator
#12 & 13	Animal Racks
#25	DNA Sequencers
#26	DI Water Stations

All office furniture, including chairs, desks and “system furniture” may be removed by Yale from space it vacates.

Lab Stools (stools configured to be utilized at the high bench lab space) will not be removed.

Built-in carrels will not be removed from the carrel rooms within spaces designated 8101, 8105, 8301 and 8304 on the above-mentioned construction drawing.

EXHIBIT I

SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

THIS AGREEMENT, made this             day of             , 2000, by and between                             , a                              having an address of (hereinafter referred to as the “Tenant”) and                 , a                  having its principal place of business at                              (hereinafter called the “Lender”).

W I T N E S S E T H :

WHEREAS, the Lender is extending, or is about to extend a loan (the “Loan”) to              (the “Landlord”), which loan is to be secured by a mortgage (the “Mortgage”) on the real property described in Schedule A annexed hereto (the “Mortgaged Premises”); and

WHEREAS, the Tenant is the holder of a lease dated             , as amended by a              (collectively, the “Lease”) on all or a portion of the Mortgaged Premises (the “Demised Premises”); and

WHEREAS, the Lender is willing to extend the Loan to the Landlord only on the condition that the Lease from the Landlord to the Tenant be subordinated to the lien of the Mortgage and that the Tenant ratify the Lease and that certain substantive provisions of the Lease be modified; and

WHEREAS, the Tenant desires that the Lender agree not to disturb the Tenant’s occupancy of the Demised Premises in the event that the Lender acquires title to the Demised Premises;

NOW, THEREFORE, in consideration of the premises and of the sum of One Dollar ($1.00) paid by each party hereto to the other, the receipt of which is hereby acknowledged, the parties do hereby covenant and agree to and with each other as follows:

1.	SUBORDINATION

The Lease is, and all of the Tenant’s rights therein are, hereby made and shall at all times continue to be subject and subordinate in each and every respect to the Mortgage and to any and all renewals, modifications, extensions, substitutions, replacements and/or consolidations of the Mortgage.

2.	NON-DISTURBANCE

So long as the Tenant is not in default (beyond any period given the Tenant to cure such default) in the payment of rent, or additional rent, if any, or in the performance of any of the terms, covenants, or conditions of the Lease on the Tenant’s part to be performed:

A. The Tenant’s possession and occupancy of the Demised Premises and the Tenant’s rights and privileges under the Lease, or any extension or renewal thereof which may be effected in accordance with the terms of the Lease, shall not be disturbed by the Lender.

B. The Lender will not join the Tenant as a party defendant in any action or proceeding brought as a result of a default under the Mortgage for the purpose of terminating the Tenant’s interest and estate under the Lease.

3.	ATTORNMENT

If the interests of the Landlord in the Demised Premises shall vest in the Lender by reason of foreclosure or other proceedings brought by it, or in any other manner:

A. The Tenant shall be directly bound to the Lender under the Lease and shall perform its undischarged obligations thereunder in accordance with the terms thereof, with the same force and effect as if the Lender were the Landlord under the Lease.

B. The Tenant shall attorn to and recognize the Lender, any other purchaser at a foreclosure sale under the Mortgage, or any transferee who acquires the Demised Premises by deed in lieu of foreclosure, and their respective successors and assigns, as its Landlord for the balance of the term of the Lease and any extensions or renewals thereof. Said attornment shall be effective and self-operative without the execution of any further instruments on the part of any of the parties hereto, immediately upon the Lender succeeding to the interests of the Landlord under the Lease. Upon receipt from the Lender of written notice that the Lender has succeeded to the interests of the Landlord under the Lease and that all rents are to be paid directly to the Lender, the Tenant shall thereafter during the Lease term pay all rent due under the Lease directly to the Lender. The respective rights and obligations of the Tenant and the Lender upon such attornment, to the extent of the then remaining balance of the term of the Lease and any such extensions or renewals, shall be the same as now set forth therein, it being the intention of the parties hereto for this purpose to incorporate the Lease in this Agreement by reference with the same force and effect as if set forth herein.

C. The Lender shall be bound to the Tenant under all of the terms, covenants, and conditions of the Lease, and the Tenant shall, from and after the Lender’s succession to the interests of the Landlord under the Lease, have the same remedies against the Lender for the breach of the Lease that the Tenant might have had under the Lease against the Landlord if the Lender had not succeeded to the interests of the Landlord; provided further, however, that the Lender shall not be:

(1) Liable for any breach, act or omission of any prior Landlord.

(2) Subject to any offsets or defenses which the Tenant might have against any prior Landlord.

(3) Bound by any rent or additional rent which the Tenant might have paid for more than the current month to any prior Landlord.

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(4) Bound by any amendment or modification of the Lease made without the Lender’s written consent.

(5) Bound by any notice given by the Tenant to the Landlord whether or not such notice is given pursuant to the terms of the Lease, unless such notice has also been received by the Lender.

(6) Obligated to complete any construction work required to be done by the Landlord pursuant to the provisions of the Lease or to reimburse the Tenant for any construction work done by the Tenant.

(7) Liable to refund to the Tenant, or credit the Tenant with, the amount of any security or other payment or deposit (other than rent paid to the Landlord for not more than the current month), unless such amount shall have been paid over by the Landlord to the Lender and shall have been specifically identified and accepted by the Lender as a security or deposit fund.

(8) Liable to the Tenant on any basis beyond its interest in the Mortgaged Premises, to any proceeds of any sale of the Mortgaged Premises, and to insurance proceeds or condemnation awards received by Lender in connection with its interest in the Mortgaged Premises.

4.	TENANT COVENANTS

The Tenant, notwithstanding any terms to the contrary contained in the Lease, covenants to the Lender as follows:

A. Prior to the vesting of the Landlord’s interests in the Demised Premises in the Lender by reason of foreclosure or other proceedings brought by it, or in any other manner, a written demand on the Tenant by the Lender for payment of rent to the Lender shall be sufficient warrant to the Tenant to pay rent to the Lender without necessity for consent by the Landlord, or evidence of a default by the Landlord under the Mortgage, and the Landlord hereby directs and requires the Tenant to honor the assignment of leases and rentals from the Landlord to the Lender and to comply with any such demand by the Lender until written notice by the Lender to the Tenant to resume rent payments to the Landlord. At any time after the Tenant is directed in writing by the Lender to pay rent directly to the Lender in accordance with the assignment of leases and rentals from the Landlord to the Lender, Tenant shall not reduce or offset such rental payments by virtue of any claims it may have against the Landlord under the Lease or otherwise.

B. The Tenant agrees to give prompt written notice to the Lender of any notice to the Landlord required pursuant to the terms of the Lease and of any default of the Landlord in its obligations under the Lease if such default is of such a nature as to give the Tenant a right to terminate the Lease, reduce rent, or to credit or offset any amounts against future rents. The Tenant further agrees not to terminate the Lease without allowing the Lender to cure such default on behalf of the Landlord within the greater of (i) any time period permitted to Landlord to cure such default under the Lease or (ii) 30 days after Lender’s receipt of such notice of default by Landlord (and, if the nature of the default is such that it is not reasonably

3

susceptible to cure within 30 days, then within such longer period as shall be reasonable given the facts and circumstances surrounding the default, so long as Lender has commenced within said 30 day period to cure the default and diligently proceeds to complete such cure).

D. The Tenant shall not, without the Lender’s prior written consent, (i) prepay any of the rents, additional rents or other sums due under the Lease for more than one (1) month in advance of the due dates thereof, or (ii) assign the Lease or sublet the Demised Premises or any part thereof other than pursuant to the provisions of the Lease; and any such prepayment, assignment or subletting, without the Lender’s prior consent, shall not be binding upon the Lender.

E. The Tenant shall allow the Lender to inspect the Demised Premises in accordance with the provisions of the Mortgage during normal business hours.

5.	SURVIVAL OF LEASE

The Tenant hereby waives and covenants not to exercise any rights it may have to terminate or avoid the Lease arising out of proceedings brought to foreclose the Mortgage in favor of the Lender, it being intended that the Lease survive any such foreclosure proceedings.

6.	NOTICE OF MORTGAGE

To the extent that the Lease shall entitle the Tenant to notice of any Mortgage, this Agreement shall constitute such notice to the Tenant with respect to the Mortgage.

7.	TERMINATION OF LENDER LIABILITY

The duties and liabilities of the Lender imposed in this Agreement, except (a) such as may arise from the Lender’s possession of prepaid rent or a security or deposit fund, and (b) such as may have arisen from a breach by the Lender of any terms, covenants and conditions of the Lease and of which the Tenant has theretofore given written notice to the Lender; shall cease and terminate immediately upon the termination of all of the Lender’s interest in the Mortgage herein described and in the Demised Premises, without the necessity for any notice to the Tenant of the occurrence of such termination.

8.	NO MODIFICATION; BINDING EFFECT

This Agreement may not be modified orally or in any manner other than by an agreement in writing signed by the parties hereto or their respective successors in interest. Except as otherwise herein provided, this Agreement shall inure to the benefit of and be binding upon the parties hereto, and their successors and assigns.

9.	LEASE OBLIGATIONS

This Agreement is one between the Lender and the Tenant and no provisions hereof shall be deemed to relieve the Landlord of any obligations to the Tenant under the Lease.

4

10.	DEFINITIONS: INTERPRETATION

Whenever used in this Agreement, unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, the word “Tenant” shall mean “Tenant and/or subsequent holder of an interest under the Lease, provided the interest of such holder is acquired in conformance with the terms and conditions of the Lease”; except in the context of Paragraph 7 hereof, “Lender” shall mean “                        ”, or any subsequent holder or holders of the Mortgage, or any party acquiring title to the Mortgaged Premises by purchase at a foreclosure sale”; “Demised Premises” shall mean “That portion of the Mortgaged Premises which is, or may become, subject to the Lease”; “Landlord” shall mean “the party named as Landlord, owner or Lessor in the Lease, its successors and assigns”; “Successors and Assigns” shall mean “Heirs and Assigns” if the party to whom it refers is an individual, partnership or unincorporated association. Pronouns of any gender shall include the other genders, and either the singular or plural shall include the other.

11.	GOVERNING LAW

This Agreement shall be construed and regulated, in all respects, according to the laws of the State of Connecticut.

IN WITNESS WHEREOF, the Lender and the Tenant have caused this instrument to be duly executed as of the date first above written.

Signed, sealed and delivered in the presence of.

TENANT:

By:
Its

5

LENDER:

By:
Its

LANDLORD:

By:
Its

6

STATE OF ________________ :
: ss.: ____________________
COUNTY OF ______________ :

On this              day of                     , 2000, personally appeared before me                         , of                          the signer of the above instrument and acknowledged the same to be his/her free act and deed and the free act and deed of said                     .

Commissioner of the Superior Ct. Notary Public My Commission Expires:

STATE OF CONNECTICUT :
: ss.: ____________________
COUNTY OF HARTFORD :

On this              day of                     , 2000, personally appeared before me                         , of                      the signer of the above instrument and acknowledged the same to be his/her free act and deed and the free act and deed of said                     .

Commissioner of the Superior Ct. Notary Public My Commission Expires:

7

STATE OF ________________ :
: ss.: ____________________
COUNTY OF ______________ :

On this                  day of                 , 2000, personally appeared before me                 , as a                          of                         ,                          of signer of the above instrument and acknowledged the same to be his free act and deed of said                 .

Commissioner of the Superior Ct. Notary Public My Commission Expires:

8

SCHEDULE A

Description of Real Property:

EXHIBIT J

(List of Components of Base Building Work)

Civil	April 4, 2001

Mr. Thomas DeAngelis Project Manager
Grubb & Ellis
Fifth Floor
300 George Street

Structural	New Haven, Connecticut 06510

Re: 300 George Street Base Building Work as it Relates to Yale 8th Floor

Mechanical	BVH Project No. 21-00-011

Dear Tom:

BVH has been asked from your office to summarize the status of the completion of the Base Building Project as it relates to the Yale 8th floor project. The Base Building project is complete as it relates to Yale with the following exceptions. All of which would require completion to provide Yale with 8th floor occupancy.

1. The Stair Pressurization Systems for Stairs A and B. The projected completion date is June 28, 2001.

Electrical	2 The East Side Men and Women Toilet Rooms. The projected completion date is June 15, 2001.

3. The Chilled Water and Chiller Systems. The projected completion date is May 31, 2001.

Technology

2

4 Blowers BL 3 and 4 Systems. The projected completion date is April 30, 2001.

5. The Condenser Water 3-way Tower Valve System. The projected completion date is April 23, 2001.

6. The Water and Air balancing of the Base Building Systems (pumps and blowers). The projected completion date is May 15, 2001.

We hope this summary meets your needs. Please do not hesitate to ask if you have any questions.

Sincerely,

BVH INTEGRATED SERVICES, INC.

_______________________________________ Joseph Request No. DeSimone, Jr. Project Manager

JRD/kac

3

EXHIBIT D

[Append Amortization Schedule]

Occupancy July 1, 2001		Usable Square Feet	# of Total
Scenario #1	Vacate Area #1 (802)	11,546	46%
Scenario #2	Vacate Area #2 (803)	5,787	21%
Scenario #3	Vacate Area #3 (804)	7,822	31%

		25,155

Amortization of investment at 8.0% for 8 years.

		Outstanding Principal
Date	Month	Area #1	Area #2	Area #3	Total
	Investment:	$1,652,392	$828,246	$1,119,362	$3,600,000
Jul-2001		$1,640,048	$822,059	$1,111,001	$3,573,108
Aug-2001		$1,627,623	$815,831	$1,102,583	$3,546,037
Sep-2001	3	$1,615,114	$809,561	$1,094,110	53,518,785
Oct-2001	4	$1,602,522	$803,249	$1,085,580	$3,491,351
Nov-2001	5	$1,589,846	$796,896	$1,076,993	$3,463,735
Dec-2001	6	$1,577,086	$790,500	$1,068,349	$3,435,934
Jan-2002	7	51,564,241	$784,061	$1,059,647	$3,407,949
Feb-2002	8	$1,551,310	$777,580	$1,050,887	$3,379,776
Mar-2002	9	$1,538,292	$771,055	$1,042,069	$3,351,416
Apr-2002	10	$1,525,188	5764,486	$1,033,192	$3,322,867
May-2002	11	$1,511,997	$757,874	51,024,256	$3,294,127

4

		Outstanding Principal
Date	Month	Area #1	Area #2	Area #3	Total
Jun-2002	12	$1,498,718	$751,218	$1,015,260	$3,265,196
Jul-2002	13	$1,485,350	$744,518	$1,006,205	$3,236,072
Aug-2002	14	$1,471,893	$737,772	$997,089	$3,206,754
Sep-2002	15	51,458,346	$730,982	$987,912	$3,177,240
Oct-2002	16	$1,444,709	$724,147	$978,674	$3,147,530
Nov-2002	17	$1,430,981	$717,266	$969,374	$3,117,621
Dec-2002	18	$1,417,162	$710,339	$960,013	$3,087,513
Jan-2003	19	$1,403,250	$703,366	$950,589	$3,057,205
Feb-2003	20	$1,389,246	$696,346	$941,102	$3,026,694
Mar-2003	21	$1,375,148	$689,280	$931,552	$2,995,980
Apr-2003	22	$1,360,956	$682,167	$921,938	$2,965,061
May-2003	23	$1,346,670	$675,006	$912,260	$2,933,936

Jun-2003	24	$1,332,288	5667,757	5902,518	$2,902,603

Jul-2003	25	$1,317,811	$660,540	5892,7:1	$2,871,062
Aug-2003	26	8’..,303,237	$653,235	$882,838	$2,839,310
Sep-2003	27	$1,288,566	$645,882	$872,900	$2,807,347
Oct-2003	28	$1,273,797	$638,479	$862,895	$2,775,171
Nov-2003	29	$1,258,930	$631,027	$852,823	$2,742,780
Dec-2003	30	$1,243,963	$623,525	$842,685	$2,710,173
Jan-2004	31	$1,228,897	$615,973	$832,479	$2,677,349
Feb-2004	32	$1,213,730	$608,371	$822,204	$2,644,306

		Outstanding Principal
Date	Month	Area #1	Area #2	Area #3	Total
Mar-2004	33	$1,198,463	$600,718	$811,862	$2,611,042
Apr-2004	34	$1,183,093	$593,014	$801,450	$2,577,557
May-2004	35	51,167,621	$585,259	$790,969	$2,543,849
Jun-2004	36	$1,152,046	$577,452	$780,418	$2,509,916
Jul-2004	37	$1,136,367	5569,593	$769,797	$2,475,757
Aug-2004	38	$1,120,583	5561,682	$759,105	52,441,370
Sep-2004	39	$1,104,694	$553,718	$748,341	$2,406,753
Oct-2004	40	$1,088,700	$545,701	$737,506	$2,371,906
Nov-2004	41	51,072,598	$537,630	$726,599	$2,336,827

Dec-2004	42	$1,056,390	$529,505	$715,619	$2,301,514

Jan-2005	43	$1,040,073	$521,327	$704,566	$2,265,965
Feb-2005	44	$1,023,647	$513,094	$693,439	$2,230,180
Mar-2005	45	$1,007,112	$504,806	$682,237	$2,194,155
Apr-2005	46	$990,467	$496,462	$670,962	$2,157,891
May-2005	47	$973,711	$488,064	$659,611	$2,121,385
Jun-2005	48	$956,843	$479,609	$648,184	$2,084,636
Jul-2005	49	$939,863	$471,097	$636,681	$2,047,641
Aug-2005	50	$922,769	$462,529	$625,102	$2,010,400
Sep-2005	51	$905,561	$453,904	$613,445	$1,972,911
Oct-2005	52	$888,239	$445,222	$601,710	$1,935,171
Nov-2005	53	$870,801	$436,481	$589,898	$1,897,180

		Outstanding Principal
Date	Month	Area #1	Area #2	Area #3	Total
Dec-2005	54	$853,247	$427,682	$578,006	$1,858,936
Jan-2006	55	$835,576	$418,825	$566,036	$1,820,437
Feb-2006	56	$817,788	$409,908	$553,985	$1,781,681
Mar-2006	57	$799,880	$400,933	$541,854	$1,742,667
Apr-2006	58	$781,853	$391,897	$529,643	$1,703,393
May-2006	59	$763,706	$382,801	$517,350	$1,663,857

Jun-2006	60	$745,438	$373,644	$504,974	$1,624,057

ACHILLION PHARMACEUTICALS, INC.

FIRST AMENDMENT TO

ASSIGNMENT AND ASSUMPTION OF LEASES

This First Amendment dated as of December 1, 2005 (the “Amendment”) to the Assignment and Assumption of Leases, dated as of March 30, 2001 (the “Agreement”), is entered into by and among (i) Achillion Pharmaceuticals, Inc. (the “Assignee”), (ii) Yale University (the “Assignor”), (iii) Connecticut Innovations Incorporated (the “Guarantor”), and (iv) WE George Street, L.L.C. (the “Landlord”). (All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.)

Recitals

WHEREAS, Assignee, by letter from Barbara Dodge dated November 6, 2001 addressed to John Bollier of Assignor, exercised its option to take possession of Suite 803 on the First Early Possession Date, and Assignee took possession of Suite 803;

WHEREAS, Assignor, Assignee and First American Title Insurance Company (“Escrow Agent”) became parties to an Escrow Agreement dated May 24, 2002 with respect to Escrow Deposit due for Suite 803, and Assignee deposited the Escrow Deposit with Escrow Agent, and Escrow Agent later paid such amount over to Assignor, and Assignee paid to Assignor the remaining portion of the Excess Cost Reimbursement with respect to Suite 803, as required under Section 2.4 of the Agreement;

WHEREAS, Assignee has determined that it shall not need either Suites 802 or 804 and wishes to waive and reassign to Assignor its rights under the Agreement with respect to such Suites, and Assignor is willing to accept such waiver and reassignment;

WHEREAS, the parties to the Agreement desire to amend the Agreement to memorialize such waiver and reassignment and further modify its terms as set forth below.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	The recitals to this Agreement are hereby included herein by this reference.

2.

Assignee hereby irrevocably and absolutely waives all of its rights under the Agreement with respect to Suite 802 and Suite 804, including without limitation any right to occupy such spaces under the Leases at any time. Assignee shall have no obligations under the Agreement with respect to Suite 802 and Suite 804. Assignee hereby irrevocably and absolutely assigns and reassigns to Assignor, and Assignor hereby irrevocably and absolutely assumes, accepts and exclusively retains, any and all of the rights and obligations as tenant under the Leases for Suite 802 and Suite 804. All of the provisions of the Agreement are hereby amended accordingly; provided, however, that nothing contained herein shall relieve Assignee of its obligations under the Agreement with respect to Suite 803 or alter the parties’ rights under the Agreement with respect to Suite 803.

3.	Section 9.7 of the Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof.

“9.7 Notices. Any notice that may or must be given by any party under this Assignment will be delivered (i) personally, (ii) by certified mail, return receipt requested, or (iii) by a nationally recognized overnight courier, addressed to the party to whom it is intended. Any notice given to Assignor or Assignee shall be sent to the respective address set forth below, or to such other address as that party may designate for service of notice by a notice given in accordance with the provisions of this Section 9.7. A notice sent pursuant to the terms of this Section 9.7 shall be deemed delivered (A) when delivery is attempted, if delivered personally, (B) three (3) business days after deposit into the United States mail, or (C) the day following deposit with a nationally recognized overnight courier.

If to Assignor:	Yale University 37 College Street New Haven, CT 06510-3208 Attn: Mr. John Bollier

with a copy to:

James M. Carolan Associate General Counsel Yale University 2 Whitney Avenue, 6th Floor New Haven, CT 06520-8255

If to Assignee:	Achillion Pharmaceuticals, Inc. 300 George Street New Haven, CT 06511 Attn: Ms. Mary Kay Fenton

If to Landlord:	WE George Street, L.L.C. c/o Winstanley Enterprises, L.L.C. 150 Baker Avenue Ext., Suite 303

with a copy to:

Leslie Inrig Olear Cohn, Birnbaum & Shea P.C. 100 Pearl Street Hartford, CT 06103-4500

If to Guarantor:	Connecticut Innovations, Incorporated 200 Corporate Place, 3rd Floor, Rocky Hill, CT 06067

4.	Guarantor and Landlord each acknowledge their full consent to the terms of this Amendment by their signatures below.

5.	The Agreement, as supplemented and modified by this Amendment, together with the other writings referred to in the Agreement or delivered pursuant thereto which form a part thereof, contains the entire agreement among the parties with respect to the subject matter thereof and amends, restates and supersedes all prior and contemporaneous arrangements or understandings with respect thereto.

6.	Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the other documents entered into in connection with the Agreement, shall mean and be a reference to the Agreement, as amended hereby. , The Agreement, as specifically amended above, is and shall remain in full force and effect and is hereby ratified and confirmed.

7.	This Amendment shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Connecticut without regard to its principles of conflicts of laws.

8.	This Amendment may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same document.

[Remainder of page is intentionally left blank]

IN WITNESS WHEREOF, the parties heretofore have caused this First Amendment to be executed as of the day and year first written above.

ASSIGNOR:		GUARANTOR:

YALE UNIVERSITY		CONNECTICUT INNOVATIONS, INCORPORATED
a specially chartered Connecticut corporation		a Connecticut corporation

By:		By:
Name:	Janet E. Lindner	Name:
Its:	Associate Vice President for Finance and Administration	Its:

ASSIGNEE:		LANDLORD:

ACHILLION PHARMACEUTICALS, INC. a Delaware corporation		WE GEORGE STREET, L.L.C. By WE George Street Holdings LLC By WE George Street Manager Corp.

By:		By:
Name:		Name:	Carter J. Winstanley
Its:		Its:	President

EASTSIDE RESTROOM
EASTSIDE MECHANICAL ROOM
SUITE 802
AREA 1: 10,141 USF/ 12,380 RSF
AREA 3: 10,703 USF/ 13,066 RSF
SUITE 804
AREA 2: 4,311 USF/ 5,263 R/F
SUITE 803

PROJECT TOTALS
USF: 25,155
RSF (USF X 1.22079): 30, 709

GEORGE STREET 300 LAB TENANT IMPROVEMENT

AREAS

EXHIBIT C-1

CONTINUATION SHEET	A/A DOCUMENT G703	Page 1 of 2 Pages

A/A Document G702, APPLICATION AND CERTIFICATE FOR PAYMENT, containing		APPLICATION NUMBER:	X
Contractor’s signed Certification is attached.	XXXXXXXX	APPLICATION DATE:	XX/XX/XXXX
In tabulations below, amounts are stated to the nearest dollar.	XXXXXXXXX	PERIOD TO:	XX/XX/XXXX
Use column I on Contracts where variable retainage for the Items may apply.	XXXXXXXXXXXXX
XXXXXXXXX, XX

A	B	C	D	E	F	G		H	I
ITEM NO.	DESCRIPTION OF WORK	SCHEDULED VALUE	WORK COMPLETED		MATERIAL PRESENTLY STORED (NOT IN D OR E)	TOTAL COMPLETED AND STORED TO DATE (D + E+ F)	% (G /C)	BALANCE TO FINISH (C - G)	RETAINAGE
			FROM PREVIOUS APPLICATION (D+E)	THIS PERIOD
01	GENERAL REQUIREMENTS
	Line Item description	0	0	0	0	0	#DIV/01	0	0
	Line Item description	0	0	0	0	0	#DIV/01	0	0
	Line Item description	0	0	0	0	0	#DIV/01	0	0
	Line Item description	0	0	0	0	0	#DIV/01	0	0
	Line Item description	0	0	0	0	0	#DIV/01	0	0

02	SITE WORK
	Line Item description	0	0	0	0	0	#DIV/01	0	0
	Line Item description	0	0	0	0	0	#DIV/01	0	0
	Line Item description	0	0	0	0	0	#DIV/01	0	0
	Line Item description	0	0	0	0	0	#DIV/01	0	0
	Line Item description	0	0	0	0	0	#DIV/01	0	0

03	CONCRETE
	Line Item description	0	0	0	0	0	#DIV/01	0	0
	Line Item description	0	0	0	0	0	#DIV/01	0	0
	Line Item description	0	0	0	0	0	#DIV/01	0	0

04	MASONRY
	Line Item description	0	0	0	0	0	#DIV/01	0	0

	METALS
	Line Item description	0	0	0	0	0	#DIV/01	0	0
	Line Item description	0	0	0	0	0	#DIV/01	0	0

	WOOD & PLASTICS
	Line Item description	0	0	0	0	0	#DIV/01	0	0

	THERMAL & MOISTURE PROTECTION
	Line Item description	0	0	0	0	0	#DIV/01	0	0
	Line Item description	0	0	0	0	0	#DIV/01	0	0
	Line Item description	0	0	0	0	0	#DIV/01	0	0
	Line Item description	0	0	0	0	0	#DIV/01	0	0

08	DOORS & WINDOWS
	Line Item description	0	0	0	0	0	#DIV/01	0	0
	Line Item description	0	0	0	0	0	#DIV/01	0	0
	Line Item description	0	0	0	0	0	#DIV/01	0	0
	Line Item description	0	0	0	0	0	#DIV/01	0	0

CONTINUATION SHEET	A/A DOCUMENT G703	Page 2 of 2 Pages

A/A Document G702, APPLICATION AND CERTIFICATE FOR PAYMENT, containing		APPLICATION NUMBER:	X
Contractor’s signed Certification is attached.	XXXXXXXX	APPLICATION DATE:	XX/XX/XXXX
In tabulations below, amounts are stated to the nearest dollar.	XXXXXXXXX	PERIOD TO:	XX/XX/XXXX
Use column I on Contracts where variable retainage for the items may apply.	XXXXXXXXXXXXX
XXXXXXXXX, XX

A	B	C	D	E	F	G		H	I
ITEM NO.	DESCRIPTION OF WORK	SCHEDULED VALUE	WORK COMPLETED		MATERIALS PRESENTLY STORED (NOT IN D OR E)	TOTAL COMPLETED AND STORED TO DATE (D + E+ F)	% (G /C)	BALANCE TO FINISH (C - G)	RETAINAGE
			FROM PREVIOUS APPLICATION (D+E)	THIS PERIOD
09	FINISHES
	Line item description	0	0	0	0	0	#DIV/01	0	0
	Line item description	0	0	0	0	0	#DIV/01	0	0
10	SPECIALTIES
	Line item description	0	0	0	0	0	#DIV/01	0	0
	Line item description	0	0	0	0	0	#DIV/01	0	0
11	EQUIPMENT
	Line item description	0	0	0	0	0	#DIV/01	0	0
12	FURNISHINGS
	Line item description	0	0	0	0	0	#DIV/01	0	0
	Line item description	0	0	0	0	0	#DIV/01	0	0
13	SPECIAL CONSTRUCTION
	Line item description	0	0	0	0	0	#DIV/01	0	0
14	CONVEYING SYSTEMS
	Line item description	0	0	0	0	0	#DIV/01	0	0
	Line item description	0	0	0	0	0	#DIV/01	0	0
15	MECHANICAL
	Line item description	0	0	0	0	0	#DIV/01	0	0
	Line item description	0	0	0	0	0	#DIV/01	0	0
	Line item description	0	0	0	0	0	#DIV/01	0	0
16	ELECTRICAL
	Line item description	0	0	0	0	0	#DIV/01	0	0

	Base Contract Totals	0	0	0	0	0	#DIV/01	0	0